UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	December 31, 2012

Date of reporting period:	December 31, 2012

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Insight Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
U.S. Privacy Policy	21
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Insight Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Insight Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Insight Portfolio Class I	$1,000.00	$1,139.80	$1,019.86	$5.65	$5.33	1.05%
Insight Portfolio Class H	1,000.00	1,138.50	1,018.60	6.99	6.60	1.30
Insight Portfolio Class L	1,000.00	1,135.40	1,016.09	9.66	9.12	1.80

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Insight Portfolio

The Insight Portfolio (the "Portfolio") seeks long-term capital appreciation.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 27.47%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 3000® Value Index (the "Index"), which returned 17.55% for the same period. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  Despite economic uncertainties in the U.S., Europe and China, accommodative monetary policy from central banks around the world helped buoy the prices of stocks and other risky assets during the 12 months ended December 31, 2012. The market was volatile during the year. The U.S. economy appeared to hit a soft patch in the spring, problems in Greece and Spain reignited concerns about the European debt crisis, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) weighed on the market. However, a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve (including a third round of quantitative easing, or QE3) eased fears. Corporate earnings growth remained strong, further contributing to market gains during the year, but was expected to weaken in 2013.

•  The largest contributor to the Portfolio's outperformance relative to the Index was stock selection in the consumer discretionary sector. The most additive holding was a position in a restaurant chain focused on Chinese cuisine.

•  Stock selection in the energy sector boosted relative performance, led by a position in a maker of solar panels.

•  Relative gains also came from the technology sector. Despite the negative effect of an overweight in the sector, stock selection was favorable to performance, especially a holding in a communications equipment and services provider.

•  Detractors from performance included stock selection in the financial services sector. All of the Portfolio's holdings in the sector contributed positively to performance. However, the Portfolio did not have enough exposure to some of the top performing stocks in the Index, which resulted in underperformance on a relative basis.

•  Stock selection in the consumer staples sector was disadvantageous as well, with relative losses led by a position in a grocery store operator.

Management Strategies

•  We seek to invest primarily in established and cyclical franchise companies that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. The companies we consider for investment have market capitalizations within the range of companies included in the Russell 3000® Value Index (approximately $23 million to $417.5 billion as of December 31, 2011).

•  We continue to focus on assessing company prospects over a three- to five-year time horizon and on owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2011.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H and L shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Insight Portfolio

Performance Compared to the Russell 3000® Value Index(1) and the Lipper Multi-Cap Value Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	27.47%	—	—	27.97%
Russell 3000® Value Index	17.55	—	—	18.23
Lipper Multi-Cap Value Funds Index	17.23	—	—	18.00
Portfolio — Class H Shares w/o sales charges(4)	27.21	—	—	27.71
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	21.18	—	—	21.68
Russell 3000® Value Index	17.55	—	—	18.23
Lipper Multi-Cap Value Funds Index	17.23	—	—	18.00
Portfolio — Class L Shares w/o sales charges(4)	26.52	—	—	27.03
Russell 3000® Value Index	17.55	—	—	18.23
Lipper Multi-Cap Value Funds Index	17.23	—	—	18.00

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Multi-Cap Value Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2011.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	24.0%
Semiconductors & Components	12.5
Insurance: Property-Casualty	10.9
Foods	10.4
Communications Technology	7.5
Chemicals: Diversified	7.1
Computer Services, Software & Systems	6.0
Home Building	5.7
Diversified Retail	5.5
Consumer Lending	5.4
Short-Term Investment	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Insight Portfolio

	Shares	Value (000)
Common Stocks (94.0%)
Beverage: Soft Drinks (3.5%)
PepsiCo, Inc.	601	$41
Chemicals: Diversified (7.0%)
Mosaic Co. (The)	669	38
Tronox Ltd., Class A	2,407	44
		82
Communications Technology (7.4%)
Motorola Solutions, Inc.	1,563	87
Computer Services, Software & Systems (5.9%)
MicroStrategy, Inc., Class A (a)	171	16
Solera Holdings, Inc.	991	53
		69
Computer Technology (1.9%)
Apple, Inc.	41	22
Consumer Lending (5.3%)
Berkshire Hathaway, Inc., Class B (a)	454	41
Brown & Brown, Inc.	834	21
		62
Consumer Services: Miscellaneous (2.7%)
Collectors Universe	1,709	17
Roundy's, Inc.	3,061	14
		31
Diversified Retail (5.4%)
Groupon, Inc. (a)	4,364	22
Sears Canada, Inc. (Canada)	1,980	20
Steinway Musical Instruments, Inc. (a)	1,001	21
		63
Foods (10.3%)
Fiesta Restaurant Group, Inc. (a)	3,752	57
Mondelez International, Inc., Class A	806	21
Nestle SA ADR (Switzerland)	651	42
		120
Home Building (5.6%)
Brookfield Residential Properties, Inc. (Canada) (a)	2,327	42
NVR, Inc. (a)	26	24
		66
Insurance: Property-Casualty (10.8%)
Arch Capital Group Ltd. (a)	1,130	50
Progressive Corp. (The)	3,612	76
		126
Machinery: Industrial (1.8%)
Rexnord Corp. (a)	987	21
Office Supplies & Equipment (1.9%)
MICROS Systems, Inc. (a)	527	22
Oil: Integrated (1.9%)
Phillips 66	419	22
Pharmaceuticals (3.8%)
Abbott Laboratories	667	44
	Shares	Value (000)
Real Estate (3.0%)
Howard Hughes Corp. (The) (a)	209	$15
Tejon Ranch Co. (a)	693	20
		35
Real Estate Investment Trusts (REIT) (1.9%)
Brookfield Asset Management, Inc., Class A (Canada)	589	22
Semiconductors & Components (12.4%)
First Solar, Inc. (a)	3,945	122
Tessera Technologies, Inc.	1,412	23
		145
Textiles Apparel & Shoes (1.5%)
True Religion Apparel, Inc.	726	18
Total Common Stocks (Cost $964)		1,098
Short-Term Investment (5.0%)
Investment Company (5.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $58)	58,474	58
Total Investments (99.0%) (Cost $1,022)		1,156
Other Assets in Excess of Liabilities (1.0%)		12
Net Assets (100.0%)		$1,168

(a)  Non-income producing security.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Insight Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $964)	$1,098
Investment in Security of Affiliated Issuer, at Value (Cost $58)	58
Total Investments in Securities, at Value (Cost $1,022)	1,156
Foreign Currency, at Value (Cost $2)	2
Due from Adviser	33
Receivable for Investments Sold	22
Dividends Receivable	1
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	18
Total Assets	1,232
Liabilities:
Payable for Investments Purchased	46
Payable for Professional Fees	12
Payable for Custodian Fees	2
Payable for Transfer Agent Fees	1
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Administration Fees	—	@
Other Liabilities	3
Total Liabilities	64
Net Assets	$1,168
Net Assets Consist Of:
Paid-in-Capital	$1,013
Undistributed Net Investment Income	2
Accumulated Net Realized Gain	19
Unrealized Appreciation (Depreciation) on:
Investments	134
Foreign Currency Translations	—	@
Net Assets	$1,168
CLASS I:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.86
CLASS H:
Net Assets	$1,144
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	96,504
Net Asset Value, Redemption Price Per Share	$11.86
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.59
Maximum Offering Price Per Share	$12.45
CLASS L:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.85

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Insight Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$25
Dividends from Security of Affiliated Issuer	—	@
Total Investment Income	25
Expenses:
Professional Fees	61
Transfer Agency Fees (Note E)	10
Shareholder Reporting Fees	9
Advisory Fees (Note B)	8
Custodian Fees (Note F)	8
Registration Fees	8
Distribution and Shareholder Services Fees — Class H (Note D)	2
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Pricing Fees	1
Directors' Fees and Expenses	1
Administration Fees (Note C)	1
Other Expenses	9
Total Expenses	118
Expenses Reimbursed by Adviser (Note B)	(97)
Waiver of Advisory Fees (Note B)	(8)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	13
Net Investment Income	12
Realized Gain (Loss):
Investments Sold	95
Foreign Currency Transactions	(—	@)
Net Realized Gain	95
Change in Unrealized Appreciation (Depreciation):
Investments	129
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	129
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	224
Net Increase in Net Assets Resulting from Operations	$236

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Insight Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Period from December 28, 2011^ to December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$12	$	(—	@)
Net Realized Gain	95		—
Net Change in Unrealized Appreciation (Depreciation)	129		5
Net Increase in Net Assets Resulting from Operations	236		5
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(— @)		—
Net Realized Gain	(1)		—
Class H:
Net Investment Income	(10)		—
Net Realized Gain	(74)		—
Class L:
Net Investment Income	(— @)		—
Net Realized Gain	(1)		—
Total Distributions	(86)		—
Capital Share Transactions:(1)
Class I:
Subscribed	—		10
Class H:
Subscribed	100		810
Distributions Reinvested	83		—
Class L:
Subscribed	—		10
Net Increase in Net Assets Resulting from Capital Share Transactions	183		830
Total Increase in Net Assets	333		835
Net Assets:
Beginning of Period	835		—
End of Period (Including Undistributed Net Investment Income of $2 and $—)	$1,168		$835
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—		1
Class H:
Shares Subscribed	9		81
Shares Issued on Distributions Reinvested	7		—
Net Increase in Class H Shares Outstanding	16		81
Class L:
Shares Subscribed	—		1

^  Commencement of operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Insight Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2012	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.06	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.17	(0.00	)‡
Net Realized and Unrealized Gain	2.59	0.06
Total from Investment Operations	2.76	0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	—
Net Realized Gain	(0.82)	—
Total Distributions	(0.96)	—
Net Asset Value, End of Period	$11.86	$10.06
Total Return++	27.47%	0.60	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$12	$10
Ratio of Expenses to Average Net Assets (1)	1.04%+	1.05	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.47%+	(0.94	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	N/A
Portfolio Turnover Rate	62%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	11.61%	380.17	%*
Net Investment Loss to Average Net Assets	(9.10)%	(380.06	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Insight Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2012	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.06	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.14	(0.00	)‡
Net Realized and Unrealized Gain	2.59	0.06
Total from Investment Operations	2.73	0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	—
Net Realized Gain	(0.82)	—
Total Distributions	(0.93)	—
Net Asset Value, End of Period	$11.86	$10.06
Total Return++	27.21%	0.60	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,144	$815
Ratio of Expenses to Average Net Assets (1)	1.29%+	1.30	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.22%+	(1.19	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	N/A
Portfolio Turnover Rate	62%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	11.86%	380.42	%*
Net Investment Loss to Average Net Assets	(9.35)%	(380.31	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Insight Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2012	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.06	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.08	(0.00	)‡
Net Realized and Unrealized Gain	2.58	0.06
Total from Investment Operations	2.66	0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	—
Net Realized Gain	(0.82)	—
Total Distributions	(0.87)	—
Net Asset Value, End of Period	$11.85	$10.06
Total Return++	26.52%	0.60	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$12	$10
Ratio of Expenses Average Net Assets (1)	1.79%+	1.80	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.72%+	(1.70	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	N/A
Portfolio Turnover Rate	62%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	12.36%	380.92	%*
Net Investment Loss to Average Net Assets	(9.85)%	(380.82	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Insight Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and cyclical franchise companies with market capitalizations within the range of companies included in the Russell 3000® Value Index. The Portfolio offers three classes of shares — Class I, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence

13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverage: Soft Drinks	$41	$—	$—	$41
Chemicals: Diversified	82	—	—	82
Communications Technology	87	—	—	87
Computer Services, Software & Systems	69	—	—	69
Computer Technology	22	—	—	22
Consumer Lending	62	—	—	62
Consumer Services: Miscellaneous	31	—	—	31
Diversified Retail	63	—	—	63
Foods	120	—	—	120
Home Building	66	—	—	66
Insurance: Property- Casualty	126	—	—	126
Machinery: Industrial	21	—	—	21
Office Supplies & Equipment	22	—	—	22
Oil: Integrated	22	—	—	22
Pharmaceuticals	44	—	—	44
Real Estate	35	—	—	35
Real Estate Investment Trusts (REIT)	22	—	—	22
Semiconductors & Components	145	—	—	145
Textiles Apparel & Shoes	18	—	—	18
Total Common Stocks	1,098	—	—	1,098
Short-Term Investment — Investment Company	58	—	—	58
Total Assets	$1,156	$—	$—	$1,156

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.05% for Class I shares, 1.30% for Class H shares and 1.80% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $105,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund had adopted a Shareholder Service Plan with respect to Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Service Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $814,000 and $579,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2012 (000)
$830	$516	$1,288	$—	@	$58

@  Amount was less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended

December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$86	$—	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)		Accumulated Net Realized Gain (000)		Paid-in- Capital (000)
(—	@)	—	@	—

@ Amount is less than $500.

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$22	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is $1,022,000. The aggregate gross unrealized appreciation is $157,000 and the aggregate gross unrealized depreciation is $23,000 resulting in net unrealized appreciation of $134,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 22.4% for Class H shares.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Insight Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $23,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIINSGTANN
IU13-00360P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Growth Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
U.S. Privacy Policy	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Growth Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,039.20	$1,021.52	$3.69	$3.66	0.72%
Growth Portfolio Class P	1,000.00	1,037.80	1,020.26	4.97	4.93	0.97
Growth Portfolio Class H	1,000.00	1,037.70	1,020.31	4.92	4.88	0.96
Growth Portfolio Class L	1,000.00	1,034.70	1,017.55	7.72	7.66	1.51

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Growth Portfolio

The Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.66%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 15.26%.

Factors Affecting Performance

•  Despite economic uncertainties in the U.S., Europe and China, accommodative monetary policy from central banks around the world helped buoy the prices of stocks and other risky assets during the 12 months ended December 31, 2012. The market was volatile during the year. The U.S. economy appeared to hit a soft patch in the spring, problems in Greece and Spain reignited concerns about the European debt crisis, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) weighed on the market. However, a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve (including a third round of quantitative easing, or QE3) eased fears. Corporate earnings growth remained strong, further contributing to market gains during the year, but was expected to weaken in 2013.

•  Stock selection in the consumer discretionary sector was the largest contributor to relative performance. Within the sector, a position in an online retailer led gains.

•  The financial services sector also drove positive relative performance, due to both stock selection and an overweight in the sector. A holding in a global asset manager focused on property, power and infrastructure assets was the top contributor in the sector.

•  An underweight to the consumer staples sector benefited relative performance.

•  Stock selection in the technology sector dampened relative returns, with a holding in a social networking web site detracting the most.

•  Stock selection in energy also hurt relative performance but the negative influence was moderately offset by the benefit of an underweight in the sector.

•  Stock selection in materials and processing was detrimental as well, driven by weakness from a position in a rare earths miner.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

* Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Growth Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	15.66%	2.19%	8.38%	9.04%
Russell 1000® Growth Index	15.26	3.12	7.52	7.56
Lipper Large-Cap Growth Funds Index	15.92	1.01	6.39	6.91
Portfolio — Class P Shares w/o sales charges(5)	15.36	1.96	8.11	7.31
Russell 1000® Growth Index	15.26	3.12	7.52	6.04
Lipper Large-Cap Growth Funds Index	15.92	1.01	6.39	4.90
Portfolio — Class H Shares w/o sales charges(6)	—	—	—	-3.72
Portfolio — Class H Shares with maximum 4.75% sales charges(6)	—	—	—	-8.30
Russell 1000® Growth Index	—	—	—	0.16
Lipper Large-Cap Growth Funds Index	—	—	—	-0.99
Portfolio — Class L Shares w/o sales charges(6)	—	—	—	-4.10
Russell 1000® Growth Index	—	—	—	0.16
Lipper Large-Cap Growth Funds Index	—	—	—	-0.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	48.7%
Computer Services, Software & Systems	21.0
Diversified Retail	12.8
Computer Technology	8.8
Consumer Lending	8.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (98.9%)
Alternative Energy (2.2%)
Range Resources Corp.	167,596	$10,530
Ultra Petroleum Corp. (a)	390,459	7,079
		17,609
Asset Management & Custodian (1.7%)
BlackRock, Inc.	65,306	13,500
Beverage: Brewers & Distillers (2.4%)
DE Master Blenders 1753 N.V. (Netherlands) (a)	1,627,153	18,927
Biotechnology (2.9%)
Illumina, Inc. (a)	419,104	23,298
Chemicals: Diversified (3.1%)
Monsanto Co.	263,163	24,908
Commercial Services (1.6%)
Intertek Group PLC (United Kingdom)	258,598	13,050
Communications Technology (3.9%)
Motorola Solutions, Inc.	564,349	31,423
Computer Services, Software & Systems (21.1%)
Baidu, Inc. ADR (China) (a)	209,169	20,977
Facebook, Inc., Class A (a)	1,704,202	45,383
Google, Inc., Class A (a)	73,975	52,476
LinkedIn Corp., Class A (a)	115,329	13,242
Salesforce.com, Inc. (a)	128,112	21,536
VMware, Inc., Class A (a)	101,309	9,537
Workday, Inc. (a)	95,800	5,221
		168,372
Computer Technology (8.8%)
Apple, Inc.	117,332	62,542
Yandex N.V., Class A (Russia) (a)	376,467	8,120
		70,662
Consumer Lending (8.7%)
CME Group, Inc.	212,892	10,796
Mastercard, Inc., Class A	58,368	28,675
Visa, Inc., Class A	198,585	30,101
		69,572
Diversified Media (3.1%)
McGraw-Hill Cos., Inc. (The)	233,905	12,788
Naspers Ltd., Class N (South Africa)	187,252	12,031
		24,819
Diversified Retail (12.8%)
Amazon.com, Inc. (a)	264,669	66,469
Groupon, Inc. (a)	1,886,475	9,206
Priceline.com, Inc. (a)	43,125	26,789
		102,464
Electronic Components (1.5%)
Sensata Technologies Holding N.V. (a)	362,137	11,762
Financial Data & Systems (2.7%)
MSCI, Inc. (a)	308,152	9,550
Verisk Analytics, Inc., Class A (a)	235,658	12,018
		21,568
	Shares	Value (000)
Foods (1.5%)
Nestle SA ADR (Switzerland)	185,377	$12,081
Insurance: Property-Casualty (2.1%)
Progressive Corp. (The)	778,139	16,419
Medical Equipment (2.9%)
Intuitive Surgical, Inc. (a)	46,749	22,924
Pharmaceuticals (3.0%)
Mead Johnson Nutrition Co.	186,149	12,265
Valeant Pharmaceuticals International, Inc. (Canada) (a)	201,286	12,031
		24,296
Real Estate Investment Trusts (REIT) (3.7%)
Brookfield Asset Management, Inc., Class A (Canada)	817,624	29,966
Recreational Vehicles & Boats (3.8%)
Edenred (France)	965,967	30,039
Restaurants (2.6%)
Starbucks Corp.	393,353	21,092
Semiconductors & Components (1.3%)
First Solar, Inc. (a)	335,216	10,352
Textiles Apparel & Shoes (1.5%)
Coach, Inc.	216,478	12,017
Total Common Stocks (Cost $612,827)		791,120
Convertible Preferred Stocks (0.1%)
Alternative Energy (0.1%)
Better Place, Inc. (a)(b)(c) (acquisition cost — $4,355; acquired 1/25/10) (Cost $4,355)	1,741,925	522
Short-Term Investment (1.2%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $9,357)	9,356,700	9,357
Total Investments (100.2%) (Cost $626,539) (d)		800,999
Liabilities in Excess of Other Assets (-0.2%)		(1,456)
Net Assets (100.0%)		$799,543

(a)  Non-income producing security.

(b)  At December 31, 2012, the Portfolio held a fair valued security valued at approximately $522,000, representing 0.1% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to approximately $522,000 and represents 0.1% of net assets.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Growth Portfolio

(d)  The approximate fair value and percentage of net assets, $74,047,000 and 9.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $617,182)	$791,642
Investment in Security of Affiliated Issuer, at Value (Cost $9,357)	9,357
Total Investments in Securities, at Value (Cost $626,539)	800,999
Receivable for Portfolio Shares Sold	472
Receivable for Investments Sold	276
Dividends Receivable	203
Tax Reclaim Receivable	127
Receivable from Affiliate	2
Other Assets	12
Total Assets	802,091
Liabilities:
Payable for Advisory Fees	990
Payable for Portfolio Shares Redeemed	707
Payable for Sub Transfer Agency Fees	603
Payable for Administration Fees	54
Payable for Directors' Fees and Expenses	32
Payable for Distribution and Shareholder Services Fees — Class P	29
Payable for Distribution and Shareholder Services Fees — Class H	— @
Payable for Distribution and Shareholder Services Fees — Class L	— @
Payable for Professional Fees	27
Payable for Custodian Fees	18
Payable for Transfer Agent Fees	2
Other Liabilities	86
Total Liabilities	2,548
Net Assets	$799,543
Net Assets Consist of:
Paid-in-Capital	$642,472
Undistributed Net Investment Income	3,461
Accumulated Net Realized Loss	(20,849)
Unrealized Appreciation (Depreciation) on:
Investments	174,460
Foreign Currency Translations	(1)
Net Assets	$799,543
CLASS I:
Net Assets	$661,073
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	24,442,075
Net Asset Value, Offering and Redemption Price Per Share	$27.05
CLASS P:
Net Assets	$138,416
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	5,218,091
Net Asset Value, Offering and Redemption Price Per Share	$26.53
CLASS H:
Net Assets	$44
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,666
Net Asset Value, Redemption Price Per Share	$26.52
Maximum Sales Load	4.75%
Maximum Sales Charge	$1.32
Maximum Offering Price Per Share	$27.84
CLASS L:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	362
Net Asset Value, Offering and Redemption Price Per Share	$26.43

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Growth Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $224 of Foreign Taxes Withheld)	$10,880
Dividends from Security of Affiliated Issuer	44
Total Investment Income	10,924
Expenses:
Advisory Fees (Note B)	4,159
Sub Transfer Agency Fees	804
Administration Fees (Note C)	666
Distribution and Shareholder Services Fees — Class P (Note D)	386
Distribution and Shareholder Services Fees — Class H (Note D)	—	@
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Registration Fees	89
Shareholder Reporting Fees	88
Professional Fees	79
Custodian Fees (Note F)	65
Directors' Fees and Expenses	22
Transfer Agency Fees (Note E)	17
Pricing Fees	5
Other Expenses	29
Total Expenses	6,409
Rebate from Morgan Stanley Affiliate (Note G)	(32)
Expense Offset (Note F)	(—	@)
Net Expenses	6,377
Net Investment Income	4,547
Realized Gain:
Investments Sold	71,844
Investments in Affiliates	579
Foreign Currency Transactions	1
Net Realized Gain	72,424
Change in Unrealized Appreciation (Depreciation):
Investments	36,426
Investments in Affiliates	(34)
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	36,391
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	108,815
Net Increase in Net Assets Resulting from Operations	$113,362

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,547	$30
Net Realized Gain	72,424	77,749
Net Change in Unrealized Appreciation (Depreciation)	36,391	(100,432)
Net Increase (Decrease) in Net Assets Resulting from Operations	113,362	(22,653)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,111)	(1,649)
Net Realized Gain	(917)	—
Class P:
Net Investment Income	—	(79)
Net Realized Gain	(195)	—
Class H:
Net Investment Income	(— @)*	—
Net Realized Gain	(— @)*	—
Class L:
Net Investment Income	(— @)*	—
Net Realized Gain	(— @)*	—
Total Distributions	(2,223)	(1,728)
Capital Share Transactions:(1)
Class I:
Subscribed	102,434	95,503
Distributions Reinvested	2,027	1,646
Redeemed	(156,920)	(159,435)
Class P:
Subscribed	33,160	33,841
Distributions Reinvested	195	79
Redeemed	(50,515)	(30,278)
Class H:
Subscribed	43 *	—
Distributions Reinvested	— @*	—
Class L:
Subscribed	10 *	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(69,566)	(58,644)
Total Increase (Decrease) in Net Assets	41,573	(83,025)
Net Assets:
Beginning of Period	757,970	840,995
End of Period (Including Undistributed Net Investment Income of $3,461 and $24)	$799,543	$757,970
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,824	3,775
Shares Issued on Distributions Reinvested	75	60
Shares Redeemed	(5,978)	(6,374)
Net Decrease in Class I Shares Outstanding	(2,079)	(2,539)
Class P:
Shares Subscribed	1,264	1,380
Shares Issued on Distributions Reinvested	7	3
Shares Redeemed	(1,949)	(1,222)
Net Increase (Decrease) in Class P Shares Outstanding	(678)	161
Class H:
Shares Subscribed	2 *	—
Shares Issued on Distributions Reinvested	— @@*	—
Net Increase in Class H Shares Outstanding	2	—
Class L:
Shares Subscribed	— @@*	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period April 27, 2012 to December 31, 2012.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$23.46	$24.24		$19.69		$12.12		$24.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.16	0.01		0.06		0.05		0.05
Net Realized and Unrealized Gain (Loss)	3.52	(0.73)		4.49		7.58		(12.50)
Total from Investment Operations	3.68	(0.72)		4.55		7.63		(12.45)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	(0.06)		(0.00	)‡	(0.06)		(0.10)
Net Realized Gain	(0.04)	—		—		—		(0.02)
Total Distributions	(0.09)	(0.06)		(0.00	)‡	(0.06)		(0.12)
Redemption Fees	—	—		—		0.00	‡	0.00 ‡
Net Asset Value, End of Period	$27.05	$23.46		$24.24		$19.69		$12.12
Total Return++	15.66%	(3.01)%		23.11%		62.97	%**	(50.47)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$661,073	$622,193		$704,410		$674,070		$543,841
Ratio of Expenses to Average Net Assets	0.72%+	0.71	%+††	0.73	%+††	0.65	%+	0.62%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		0.73	%+††	0.65	%+	0.62%+
Ratio of Net Investment Income to Average Net Assets	0.59%+	0.05	%+††	0.27	%+††	0.35	%+	0.24%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.00	%§	0.00%§
Portfolio Turnover Rate	49%	26%		35%		19%		42%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 62.72%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$23.03	$23.82		$19.40		$11.94		$24.27
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.09	(0.05)		0.00	‡	0.02		0.00 ‡
Net Realized and Unrealized Gain (Loss)	3.45	(0.73)		4.42		7.46		(12.27)
Total from Investment Operations	3.54	(0.78)		4.42		7.48		(12.27)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.01)		(0.00	)‡	(0.02)		(0.04)
Net Realized Gain	(0.04)	—		—		—		(0.02)
Total Distributions	(0.04)	(0.01)		(0.00	)‡	(0.02)		(0.06)
Redemption Fees	—	—		—		0.00	‡	0.00 ‡
Net Asset Value, End of Period	$26.53	$23.03		$23.82		$19.40		$11.94
Total Return++	15.36%	(3.27)%		22.79%		62.66	%**	(50.57)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$138,416	$135,777		$136,585		$99,475		$59,883
Ratio of Expenses to Average Net Assets	0.97%+	0.96	%+††	0.98	%+††	0.90	%+	0.87%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		0.98	%+††	0.90	%+	0.87%+
Ratio of Net Investment Income (Loss) to Average Net Assets	0.34%+	(0.20	)%+††	0.02	%+††	0.10	%+	(0.01)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.00	%§	0.00%§
Portfolio Turnover Rate	49%	26%		35%		19%		42%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 62.41%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Growth Portfolio

	Class H
Selected Per Share Data and Ratios	Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$27.60
Income (Loss) from Investment Operations:
Net Investment Income†	0.08
Net Realized and Unrealized Loss	(1.10)
Total from Investment Operations	(1.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)
Net Realized Gain	(0.04)
Total Distributions	(0.06)
Net Asset Value, End of Period	$26.52
Total Return++	(3.72	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$44
Ratio of Expenses to Average Net Assets	0.96	%+*
Ratio of Net Investment Income to Average Net Assets	0.44	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§
Portfolio Turnover Rate	49	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Growth Portfolio

	Class L
Selected Per Share Data and Ratios	Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$27.60
Income (Loss) from Investment Operations:
Net Investment Income†	0.03
Net Realized and Unrealized Loss	(1.16)
Total from Investment Operations	(1.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)‡
Net Realized Gain	(0.04)
Total Distributions	(0.04)
Net Asset Value, End of Period	$26.43
Total Return++	(4.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses Average Net Assets	1.51	%+*
Ratio of Net Investment Income to Average Net Assets	0.20	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§
Portfolio Turnover Rate	49	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth oriented equity securities of large capitalization companies. Under normal market conditions, the Portfolio seeks to achieve it's investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Alternative Energy	$17,609	$—	$—	$17,609
Asset Management & Custodian	13,500	—	—	13,500
Beverage: Brewers & Distillers	—	18,927	—	18,927
Biotechnology	23,298	—	—	23,298
Chemicals: Diversified	24,908	—	—	24,908
Commercial Services	—	13,050	—	13,050
Communications Technology	31,423	—	—	31,423
Computer Services, Software & Systems	168,372	—	—	168,372
Computer Technology	70,662	—	—	70,662
Consumer Lending	69,572	—	—	69,572
Diversified Media	12,788	12,031	—	24,819
Diversified Retail	102,464	—	—	102,464
Electronic Components	11,762	—	—	11,762
Financial Data & Systems	21,568	—	—	21,568
Foods	12,081	—	—	12,081
Insurance: Property-Casualty	16,419	—	—	16,419
Medical Equipment	22,924	—	—	22,924
Pharmaceuticals	24,296	—	—	24,296
Real Estate Investment Trusts (REIT)	29,966	—	—	29,966
Recreational Vehicles & Boats	—	30,039	—	30,039
Restaurants	21,092	—	—	21,092
Semiconductors & Components	10,352	—	—	10,352
Textiles Apparel & Shoes	12,017	—	—	12,017
Total Common Stocks	717,073	74,047	—	791,120
Convertible Preferred Stocks	—	—	522	522
Short-Term Investment — Investment Company	9,357	—	—	9,357
Total Assets	$726,430	$74,047	$522	$800,999

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $42,070,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Convertible Preferred Stock (000)
Beginning Balance	$27,021	$7,908
Purchases	—	—
Sales	(17,980)	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation/depreciation	(9,041)	(7,386)
Realized gains (losses)	—	—
Ending Balance	$—	$522
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2012	$—	$(7,386)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$522	Asset Approach	Net Tangible Assets	$0.25		$0.25		$0.25		Increase
		Discounted cash flow	Weighted average cost of capital	24.7%		26.0%		25.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.8	x	4.6	x	3.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Restricted Securities: The Portfolio invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2012, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.50% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 0.80% for Class I shares, 1.05% for Class P shares, 1.05% for Class H shares and 1.55% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the

Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $397,147,000 and $480,122,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $32,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$12,909	$279,702	$283,254	$41	$9,357

For the year ended December 31, 2012, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value December 31, 2012 (000)
$2,101	$845	$3,490	$579	$3	$—

During the year ended December 31, 2012, the Portfolio incurred approximately $3,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,111	$1,112	$1,728	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1	$(1)	$—

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,475	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $628,197,000. The aggregate gross unrealized appreciation is approximately $224,868,000 and the aggregate gross unrealized depreciation is approximately $52,066,000, resulting in net unrealized appreciation of approximately $172,802,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $90,712,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2012, the Portfolio deferred to January 1, 2013 for U.S. Federal income tax purposes the following losses:

Specified Ordinary Losses (000)	Capital Losses (000)
$—	$19,193

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 55.3% for Class P shares.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012. For corporate shareholders, 100% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $1,112,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $1,111,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

• We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

• We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

• We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

31

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRWANN
IU13-00335P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Opportunity Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
U.S. Privacy Policy	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Opportunity Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Opportunity Portfolio Class I	$1,000.00	$1,012.20	$1,020.71	$4.45	$4.47	0.88%
Opportunity Portfolio Class P	1,000.00	1,011.00	1,019.46	5.71	5.74	1.13
Opportunity Portfolio Class H	1,000.00	1,011.20	1,019.46	5.71	5.74	1.13
Opportunity Portfolio Class L	1,000.00	1,008.90	1,016.94	8.23	8.26	1.63

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Opportunity Portfolio

The Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.43%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 15.26%.

Factors Affecting Performance

•  Despite economic uncertainties in the U.S., Europe and China, accommodative monetary policy from central banks around the world helped buoy the prices of stocks and other risky assets during the 12 months ended December 31, 2012. The market was volatile during the year. The U.S. economy appeared to hit a soft patch in the spring, problems in Greece and Spain reignited concerns about the European debt crisis, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) weighed on the market. However, a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve (including a third round of quantitative easing, or QE3) eased fears. Corporate earnings growth remained strong, further contributing to market gains during the year, but was expected to weaken in 2013.

•  Stock selection in the technology sector was the largest detractor from relative performance. Within the sector, relative weakness was driven by a holding in a social network gaming developer.

•  Stock selection in the energy sector was detrimental to performance, although an underweight in the sector helped offset some of the negative impact. A private placement position in a company involved in making charging stations for electric vehicles underperformed.

•  Although an overweight in the consumer discretionary sector was additive to relative results, unfavorable stock selection led the sector lower. A holding in a private educational services provider in China lagged the most.

•  Positive contributions came from stock selection in the producer durables sector, led by a position in a global logistics and transport company based in Denmark.

•  An underweight position in the consumer staples sector was beneficial, as was an overweight in the financials sector, which was the best performing sector in the Index during the period.

Management Strategies

•  We emphasize a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, we seek companies with the potential for strong free cash flow generation that we believe are undervalued at the time of purchase. We typically favor companies that we believe have consistent or rising earnings growth records and compelling business strategies. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class H shares

**  Performance shown for the Portfolio's Class H shares reflects the performance of the Class A shares of the Predecessor Fund for periods prior to May 21, 2010 and has been restated to reflect the Portfolio's applicable sales charge.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H shares will vary from the Class I, Class P and Class L shares based upon its different inception date and will be impacted by fees assessed to that class.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Opportunity Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	9.43%	2.87%	—%	6.96%
Russell 1000® Growth Index	15.26	3.12	—	5.28
Lipper Multi-Cap Growth Funds Index	15.88	1.41	—	4.60
Portfolio — Class P Shares w/o sales charges(4)	9.22	—	—	12.41
Russell 1000® Growth Index	15.26	—	—	14.27
Lipper Multi-Cap Growth Funds Index	15.88	—	—	12.51
Portfolio — Class H Shares w/o sales charges(4)	9.19	2.60	8.32	4.04
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	4.03	1.61	7.79	3.70
Russell 1000® Growth Index	15.26	3.12	7.52	2.75
Lipper Multi-Cap Growth Funds Index	15.88	1.41	8.06	3.46
Portfolio — Class L Shares w/o sales charges(4)	8.62	1.97	7.62	3.35
Russell 1000® Growth Index	15.26	3.12	7.52	2.75
Lipper Multi-Cap Growth Funds Index	15.88	1.41	8.06	3.46

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Equity Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Equity Growth Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class I shares of the Predecessor Fund commenced operations on August 12, 2005. Each of the Class A and Class C shares of the Predecessor Fund commenced operations on May 28, 1998. Performance for Class H shares has been restated to reflect the Fund's applicable sales charge. In October 2010, the Morgan Stanley Equity Growth Portfolio changed its name to the Morgan Stanley Opportunity Portfolio.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	42.2%
Computer Services, Software & Systems	20.1
Diversified Retail	17.8
Consumer Lending	12.7
Textiles Apparel & Shoes	7.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Opportunity Portfolio

	Shares	Value (000)
Common Stocks (95.3%)
Air Transport (1.4%)
Expeditors International of Washington, Inc.	80,511	$3,184
Alternative Energy (1.4%)
Ultra Petroleum Corp. (a)	173,221	3,141
Asset Management & Custodian (2.1%)
CETIP SA — Mercados Organizados (Brazil)	378,558	4,725
Casinos & Gambling (2.1%)
Wynn Resorts Ltd.	41,431	4,661
Chemicals: Diversified (4.1%)
Monsanto Co.	96,665	9,149
Computer Services, Software & Systems (20.2%)
Baidu, Inc. ADR (China) (a)	79,823	8,005
Facebook, Inc., Class A (a)	589,643	15,702
Google, Inc., Class A (a)	29,977	21,265
		44,972
Computer Technology (4.7%)
Apple, Inc.	19,658	10,478
Consumer Lending (12.7%)
CME Group, Inc.	106,488	5,400
Mastercard, Inc., Class A	22,342	10,976
Visa, Inc., Class A	78,759	11,939
		28,315
Diversified Retail (17.9%)
Amazon.com, Inc. (a)	120,793	30,336
Priceline.com, Inc. (a)	15,108	9,385
		39,721
Education Services (3.3%)
New Oriental Education & Technology Group ADR (China)	371,526	7,219
Financial Data & Systems (2.9%)
MSCI, Inc. (a)	203,776	6,315
Home Building (1.1%)
Brookfield Incorporacoes SA (Brazil)	1,423,896	2,436
Insurance: Multi-Line (4.6%)
Greenlight Capital Re Ltd., Class A (a)	445,056	10,272
Personal Care (1.6%)
Procter & Gamble Co. (The)	52,030	3,532
Real Estate Investment Trusts (REIT) (3.7%)
Brookfield Asset Management, Inc., Class A (Canada)	225,066	8,249
Textiles Apparel & Shoes (7.3%)
Burberry Group PLC (United Kingdom)	441,225	9,034
Prada SpA (Italy) (b)	738,700	7,141
		16,175
Truckers (4.2%)
DSV A/S (Denmark)	361,364	9,423
Total Common Stocks (Cost $166,418)		211,967
	Shares	Value (000)
Convertible Preferred Stocks (0.1%)
Alternative Energy (0.1%)
Better Place, Inc. (a)(c)(d) (acquisition cost — $2,339; acquired 1/25/10) (Cost $2,339)	935,447	$281
Participation Notes (3.9%)
Beverage: Brewers & Distillers (3.9%)
Deutsche Bank AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 3/4/21 (a) (Cost $6,514)	258,170	8,661
Short-Term Investment (1.2%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $2,580)	2,580,379	2,580
Total Investments (100.5%) (Cost $177,851) (e)		223,489
Liabilities in Excess of Other Assets (-0.5%)		(1,017)
Net Assets (100.0%)		$222,472

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2012, the Portfolio held a fair valued security valued at approximately $281,000, representing 0.1% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to approximately $281,000 and represents 0.1% of net assets.

(e)  The approximate fair value and percentage of net assets, $32,759,000 and 14.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $175,271)	$220,909
Investment in Security of Affiliated Issuer, at Value (Cost $2,580)	2,580
Total Investments in Securities, at Value (Cost $177,851)	223,489
Foreign Currency, at Value (Cost $—@)	—	@
Dividends Receivable	68
Receivable for Portfolio Shares Sold	14
Receivable from Affiliate	—	@
Other Assets	4
Total Assets	223,575
Liabilities:
Payable for Portfolio Shares Redeemed	485
Payable for Advisory Fees	273
Payable for Sub Transfer Agency Fees	125
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	36
Payable for Distribution and Shareholder Services Fees — Class L	18
Payable for Transfer Agent Fees	30
Payable for Professional Fees	24
Payable for Administration Fees	15
Payable for Custodian Fees	10
Payable for Directors' Fees and Expenses	—	@
Other Liabilities	87
Total Liabilities	1,103
Net Assets	$222,472
Net Assets Consist Of:
Paid-in-Capital	$174,776
Accumulated Net Investment Loss	(1)
Accumulated Net Realized Gain	2,059
Unrealized Appreciation (Depreciation) on:
Investments	45,638
Foreign Currency Translations	(—	@)
Net Assets	$222,472
CLASS I:
Net Assets	$11,923
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	718,643
Net Asset Value, Offering and Redemption Price Per Share	$16.59
CLASS P:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	701
Net Asset Value, Offering and Redemption Price Per Share	$16.47
CLASS H:
Net Assets	$182,534
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	11,212,191
Net Asset Value, Redemption Price Per Share	$16.28
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.81
Maximum Offering Price Per Share	$17.09
CLASS L:
Net Assets	$28,003
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,900,377
Net Asset Value, Offering and Redemption Price Per Share	$14.74

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $37 of Foreign Taxes Withheld)	$2,479
Dividends from Security of Affiliated Issuer	7
Total Investment Income	2,486
Expenses:
Advisory Fees (Note B)	1,219
Distribution and Shareholder Services Fees — Class P (Note D)	5
Distribution and Shareholder Services Fees — Class H (Note D)	491
Distribution and Shareholder Services Fees — Class L (Note D)	232
Transfer Agency Fees (Note E)	282
Administration Fees (Note C)	195
Sub Transfer Agency Fees	191
Shareholder Reporting Fees	146
Professional Fees	61
Registration Fees	55
Custodian Fees (Note F)	40
Directors' Fees and Expenses	8
Pricing Fees	5
Other Expenses	22
Total Expenses	2,952
Waiver of Advisory Fees (Note B)	(79)
Rebate from Morgan Stanley Affiliate (Note G)	(6)
Net Expenses	2,867
Net Investment Loss	(381)
Realized Gain (Loss):
Investments Sold	13,096
Foreign Currency Transactions	(26)
Net Realized Gain	13,070
Change in Unrealized Appreciation (Depreciation):
Investments	9,246
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	9,247
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	22,317
Net Increase in Net Assets Resulting from Operations	$21,936

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(381)	$(804)
Net Realized Gain	13,070	22,570
Net Change in Unrealized Appreciation (Depreciation)	9,247	(21,762)
Net Increase in Net Assets Resulting from Operations	21,936	4
Capital Share Transactions:(1)
Class I:
Subscribed	6,980	6,663
Redeemed	(9,426)	(6,311)
Class P:
Subscribed	—	2,502
Redeemed	(2,249)	(2,407)
Class H:
Subscribed	15,536	7,548
Redeemed	(48,994)	(50,831)
Class L:
Subscribed	905	500
Redeemed	(6,266)	(9,104)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(43,514)	(51,440)
Total Decrease in Net Assets	(21,578)	(51,436)
Net Assets:
Beginning of Period	244,050	295,486
End of Period (Including Accumulated Net Investment Loss of $(1) and $(13))	$222,472	$244,050
(1) Capital Share Transactions:
Class I:
Shares Subscribed	420	429
Shares Redeemed	(571)	(399)
Net Increase (Decrease) in Class I Shares Outstanding	(151)	30
Class P:
Shares Subscribed	—	154
Shares Redeemed	(138)	(154)
Net Increase (Decrease) in Class P Shares Outstanding	(138)	— @@
Class H:
Shares Subscribed	966	486
Shares Redeemed	(3,032)	(3,265)
Net Decrease in Class H Shares Outstanding	(2,066)	(2,779)
Class L:
Shares Subscribed	64	36
Shares Redeemed	(431)	(643)
Net Decrease in Class L Shares Outstanding	(367)	(607)

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Opportunity Portfolio

	Class I*
	Year Ended December 31,				Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2012		2011		2010		2010	2009^^	2008^^
Net Asset Value, Beginning of Period	$15.16		$15.23		$11.91		$9.59	$12.21	$13.05
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		0.00	‡	0.02		(0.02)	0.02	0.01
Net Realized and Unrealized Gain (Loss)	1.41		(0.07)		3.30		2.34	(2.64)	(0.85)
Total from Investment Operations	1.43		(0.07)		3.32		2.32	(2.62)	(0.84)
Net Asset Value, End of Period	$16.59		$15.16		$15.23		$11.91	$9.59	$12.21
Total Return++	9.43%		(0.46)%		27.88	%#	24.19%	(21.52)%	(6.36)%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$11.9		$13.2		$13.0		$11.0	$7.5	$1.6
Ratio of Expenses to Average Net Assets (1)	0.88	%+††	0.88	%+††	0.72	%+††@	1.14%	0.91%	0.87%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.90	%+††@	0.96%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.14	%+††	0.01	%+††	0.25	%+††@	(0.14)%	0.21%	0.10%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§@	N/A	N/A	N/A
Portfolio Turnover Rate	24%		21%		6	%#	12%	33%	45%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.91	%††	0.95	%††	N/A		N/A	1.41%	N/A
Net Investment Income (Loss) to Average Net Assets	0.11	%††	(0.06	)%††	N/A		N/A	(0.29)%	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Opportunity Portfolio

	Class P
	Year Ended December 31,				Period from July 1, 2010 to December 31,		Period from May 21, 2010^ to June 30,
Selected Per Share Data and Ratios	2012		2011		2010		2010
Net Asset Value, Beginning of Period	$15.08		$15.19		$11.89		$12.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.02)		(0.04)		0.00	‡	(0.01)
Net Realized and Unrealized Gain (Loss)	1.41		(0.07)		3.30		(0.23)
Total from Investment Operations	1.39		(0.11)		3.30		(0.24)
Net Asset Value, End of Period	$16.47		$15.08		$15.19		$11.89
Total Return++	9.22%		(0.72)%		27.75	%#	(1.98	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$2,098		$2,113		$1
Ratio of Expenses to Average Net Assets (1)	1.13	%+††	1.13	%+††	0.97	%+*††	1.39	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.15	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.11	)%+††	(0.24	)%+††	0.00	%§*+††	(0.71	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§††	0.00	%§††	0.00	%§*††	N/A
Portfolio Turnover Rate	24%		21%		6	%#	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.16	%††	1.20	%††	N/A		N/A
Net Investment Loss to Average Net Assets	(0.14	)%††	(0.31	)%††	N/A		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Opportunity Portfolio

	Class H*
	Year Ended December 31,				Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2012		2011		2010		2010	2009^^	2008^^
Net Asset Value, Beginning of Period	$14.91		$15.02		$11.76		$9.49	$12.13	$12.99
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.02)		(0.04)		0.00	‡	(0.06)	(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.39		(0.07)		3.26		2.33	(2.63)	(0.84)
Total from Investment Operations	1.37		(0.11)		3.26		2.27	(2.64)	(0.86)
Net Asset Value, End of Period	$16.28		$14.91		$15.02		$11.76	$9.49	$12.13
Total Return++	9.19%		(0.73)%		27.72	%#	23.92%	(21.83)%	(6.54)%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$182.5		$198.0		$241.0		$220.3	$207.8	$245.5
Ratio of Expenses to Average Net Assets (1)	1.13	%+††	1.13	%+††	0.97	%+††@	1.40%	1.14%	1.13%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.15	%+††@	1.22%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.11	)%+††	(0.24	)%+††	0.00	%+††§@	(0.46)%	(0.13)%	(0.17)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§@	N/A	N/A	N/A
Portfolio Turnover Rate	24%		21%		6	%#	12%	33%	45%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.16	%††	1.20	%††	N/A		N/A	1.49%	N/A
Net Investment Loss to Average Net Assets	(0.14	)%††	(0.31	)%††	N/A		N/A	(0.48)%	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Opportunity Portfolio

	Class L*
	Year Ended December 31,				Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2012		2011		2010		2010	2009^^	2008^^
Net Asset Value, Beginning of Period	$13.57		$13.73		$10.78		$8.77	$11.28	$12.18
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.09)		(0.10)		(0.03)		(0.13)	(0.07)	(0.12)
Net Realized and Unrealized Gain (Loss)	1.26		(0.06)		2.98		2.14	(2.44)	(0.78)
Total from Investment Operations	1.17		(0.16)		2.95		2.01	(2.51)	(0.90)
Net Asset Value, End of Period	$14.74		$13.57		$13.73		$10.78	$8.77	$11.28
Total Return++	8.62%		(1.17)%		27.37	%#	22.92%	(22.32)%	(7.31)%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$28.0		$30.8		$39.0		$34.8	$28.6	$41.8
Ratio of Expenses Average Net Assets (1)	1.63	%+††	1.63	%+††	1.47	%+††@	2.12%	1.89%	1.89%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.65	%+††@	1.94%	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.61	)%+††	(0.74	)%+††	(0.50	)%+††@	(1.16)%	(0.90)%	(0.94)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§@	N/A	N/A	N/A
Portfolio Turnover Rate	24%		21%		6	%#	12%	33%	45%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.66	%††	1.70	%††	N/A		N/A	2.24%	N/A
Net Investment Loss to Average Net Assets	(0.64	)%††	(0.81	)%††	N/A		N/A	(1.25)%	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$3,184	$—	$—	$3,184
Alternative Energy	3,141	—	—	3,141
Asset Management & Custodian	—	4,725	—	4,725
Casinos & Gambling	4,661	—	—	4,661
Chemicals: Diversified	9,149	—	—	9,149
Computer Services, Software & Systems	44,972	—	—	44,972
Computer Technology	10,478	—	—	10,478
Consumer Lending	28,315	—	—	28,315
Diversified Retail	39,721	—	—	39,721
Education Services	7,219	—	—	7,219
Financial Data & Systems	6,315	—	—	6,315
Home Building	—	2,436	—	2,436
Insurance: Multi-Line	10,272	—	—	10,272
Personal Care	3,532	—	—	3,532
Real Estate Investment Trusts (REIT)	8,249	—	—	8,249
Textiles Apparel & Shoes	—	16,175	—	16,175
Truckers	—	9,423	—	9,423
Total Common Stocks	179,208	32,759	—	211,967
Convertible Preferred Stocks	—	—	281	281
Participation Notes	—	8,661	—	8,661
Short-Term Investment — Investment Company	2,580	—	—	2,580
Total Assets	$181,788	$41,420	$281	$223,489

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $23,725,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)
Beginning Balance	$9,128	$4,247
Purchases	—	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate action	(7,438)
Change in unrealized appreciation/depreciation	(1,690)	(3,966)
Realized gains (losses)	—	—
Ending Balance	$—	$281
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2012	$—	$(3,966)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$281	Asset Approach	Net Tangible Assets	$0.25		$0.25		$0.25		Increase
		Discounted cash flow	Weighted average cost of capital	24.7%		26.0%		25.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.8	x	4.6	x	3.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.47% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 0.88% for Class I shares, 1.13% for Class P shares,

1.13% for Class H shares and 1.63% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $79,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $58,147,000 and $104,149,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $6,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$1,625	$75,943	$74,988	$7	$2,580

During the year ended December 31, 2012, the Portfolio incurred approximately $20,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portflio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during the years ended 2012 and 2011.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$393	$26	($419)

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$2,461

At December 31, 2012, the aggregate cost for federal income tax purposes is $178,251,000. The aggregate gross unrealized appreciation is $61,050,000 and the aggregate gross unrealized depreciation is $15,812,000 resulting in net unrealized appreciation of $45,238,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $8,138,000.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 72.4% for Class I shares.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other

Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board;

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

29

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIOPPANN
IU13-00327P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Global Opportunity Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
U.S. Privacy Policy	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Opportunity Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Opportunity Portfolio Class I	$1,000.00	$1,040.10	$1,018.85	$6.41	$6.34	1.25%
Global Opportunity Portfolio Class P	1,000.00	1,038.50	1,017.60	7.69	7.61	1.50
Global Opportunity Portfolio Class H	1,000.00	1,038.60	1,017.60	7.69	7.61	1.50
Global Opportunity Portfolio Class L	1,000.00	1,038.80	1,017.34	7.94	7.86	1.55

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Global Opportunity Portfolio

The Global Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.99%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index"), which returned 16.13%.

Factors Affecting Performance

•  The market environment was supportive for global equities during the 12 months ended December 31, 2012. Global central bank policy actions and the reduced risk of financial crisis in the euro zone helped risk assets including stocks rally during the period. Nonetheless, markets were volatile. The economies of the U.S. and China appeared to be weakening during the second quarter of 2012, problems in Greece and Spain reignited concerns about the European debt crisis in the spring, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risk) going into year-end weighed on investor sentiment. However, in July a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve in September (including a third round of quantitative easing, or QE3) eased fears. Improving manufacturing data in China, released during the fourth quarter, also lifted investor confidence. On a regional basis, European equities outperformed those of the U.S., emerging markets, and Japan for the year.

•  Stock selection in the financials sector detracted from relative performance, driven by underperformance from a position in a Brazil-based securities clearinghouse. An underweight in the sector further dampened relative returns, as the sector was the Index's best performer during the period.

•  Stock selection in the consumer discretionary sector was unfavorable, although relative losses were somewhat offset by gains from an overweight in the sector. Exposure to a Chinese private education services company was the most detrimental.

•  Additional underperformance came from stock selection and an overweight in the information technology sector. The leading detractor was a position in a social networking web site.

•  The Portfolio benefited from both stock selection and an underweight in the utilities sector. A manager of infrastructure assets, the Portfolio's sole holding in the sector, contributed positively to performance.

•  Stock selection in the industrials sector was another source of relative gains, led by a holding in a Danish transport and logistics company.

•  Zero exposure to the telecommunication services sector was advantageous to performance as well.

Management Strategies

•  We emphasize a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, we seek companies with the potential for strong free cash flow generation that we believe are undervalued at the time of purchase. We typically favor companies that we believe have consistent or rising earnings growth records and compelling business strategies. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Growth Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	9.99%	—	—	4.35%
MSCI All Country World Index	16.13	—	—	-0.67
Lipper Global Multi-Cap Growth Funds Index	16.47	—	—	0.22
Portfolio — Class P Shares w/o sales charges(4)	9.65	—	—	13.57
MSCI All Country World Index	16.13	—	—	10.93
Lipper Global Multi-Cap Growth Funds Index	16.47	—	—	10.34
Portfolio — Class H Shares w/o sales charges(4)	9.68	—	—	4.10
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	4.44	—	—	3.00
MSCI All Country World Index	16.13	—	—	-0.67
Lipper Global Multi-Cap Growth Funds Index	16.47	—	—	0.22
Portfolio — Class L Shares w/o sales charges(4)	9.61	—	—	4.02
MSCI All Country World Index	16.13	—	—	-0.67
Lipper Global Multi-Cap Growth Funds Index	16.47	—	—	0.22

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Global Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Global Growth Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class A, C, and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares commenced operations on May 21, 2010. Performance for Class H shares has been restated to reflect the Fund's applicable sales charge. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	33.4%
Internet Software & Services	19.0
Textiles, Apparel & Luxury Goods	9.6
Internet & Catalog Retail	9.5
Beverages	6.7
Participation Notes	6.2
Information Technology Services	5.3
Diversified Consumer Services	5.2
Road & Rail	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (93.5%)
Australia (0.0%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	36,846	$—
Belgium (3.4%)
Anheuser-Busch InBev N.V.	3,782	331
Brazil (5.4%)
Brookfield Incorporacoes SA	58,021	99
CETIP SA — Mercados Organizados	33,665	420
		519
Canada (5.5%)
Brookfield Asset Management, Inc., Class A	8,648	317
Brookfield Infrastructure Partners LP	6,045	213
		530
China (12.4%)
Baidu, Inc. ADR (a)	3,710	372
China Merchants Holdings International Co., Ltd. (d)	46,960	153
New Oriental Education & Technology Group ADR	17,267	336
Qihoo 360 Technology Co., Ltd. ADR (a)	5,870	174
Sun Art Retail Group Ltd. (d)	107,500	166
		1,201
Denmark (5.1%)
DSV A/S	18,962	495
France (1.6%)
Pernod-Ricard SA	1,282	151
India (4.7%)
Adani Ports and Special Economic Zone	102,262	253
MakeMyTrip Ltd. (a)	7,172	89
Nestle India Ltd.	1,210	110
		452
Italy (4.6%)
Prada SpA (d)	46,200	447
South Africa (2.2%)
Naspers Ltd., Class N	3,365	216
Switzerland (1.3%)
Kuehne & Nagel International AG (Registered)	1,004	122
United Kingdom (6.7%)
Burberry Group PLC	23,302	477
Diageo PLC ADR	1,411	165
		642
United States (40.6%)
Amazon.com, Inc. (a)	2,421	608
Apple, Inc.	719	383
Facebook, Inc., Class A (a)	13,006	346
Facebook, Inc., Class A (a)(e) (acquisition cost — $403; acquired 3/8/12- 3/15/12)	13,204	352
Google, Inc., Class A (a)	842	597
Greenlight Capital Re Ltd., Class A (a)	10,128	234
Mastercard, Inc., Class A	494	243
Monsanto Co.	1,938	183
Priceline.com, Inc. (a)	349	217
TAL Education Group ADR	17,003	163
	Shares	Value (000)
Ultra Petroleum Corp. (a)	3,058	$55
Visa, Inc., Class A	1,791	272
Wynn Resorts Ltd.	2,320	261
		3,914
Total Common Stocks (Cost $6,755)		9,020
Convertible Preferred Stocks (0.1%)
China (0.0%)
Youku Tudou, Inc., Class A (a)(c)(e) (acquisition cost — $@; acquired 9/16/10)	9	—	@
United States (0.1%)
Better Place, Inc. (a)(c)(e) (acquisition cost — $78; acquired 1/25/10)	31,331	9
Total Convertible Preferred Stocks (Cost $78)		9
Participation Notes (6.2%)
China (6.2%)
Deutsche Bank AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 3/4/21	3,650	123
UBS AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 2/25/13	14,080	474
Total Participation Notes (Cost $419)		597
Short-Term Investment (0.4%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $39)	39,057	39
Total Investments (100.2%) (Cost $7,291) (f)		9,665
Liabilities in Excess of Other Assets (-0.2%)		(17)
Net Assets (100.0%)		$9,648

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2012.

(c)  At December 31, 2012, the Portfolio held fair valued securities valued at approximately $9,000, representing 0.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security trades on the Hong Kong exchange.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to approximately $361,000 and represents 3.7% of net assets.

(f)  The approximate fair value and percentage of net assets, $3,440,000 and 35.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

@  Value is less than $500

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $7,252)	$9,626
Investment in Security of Affiliated Issuer, at Value (Cost $39)	39
Total Investments in Securities, at Value (Cost $7,291)	9,665
Foreign Currency, at Value (Cost $—@)	—	@
Due from Adviser	23
Dividends Receivable	4
Tax Reclaim Receivable	4
Receivable from Affiliate	—	@
Other Assets	—	@
Total Assets	9,696
Liabilities:
Payable for Professional Fees	22
Payable for Transfer Agent Fees	3
Payable for Custodian Fees	3
Deferred Capital Gain Country Tax	2
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Sub Transfer Agency Fees	1
Payable for Administration Fees	1
Payable for Portfolio Shares Redeemed	1
Payable for Directors' Fees and Expenses	1
Other Liabilities	13
Total Liabilities	48
Net Assets	$9,648
Net Assets Consist Of:
Paid-in-Capital	$7,002
Accumulated Net Investment Income	1
Accumulated Net Realized Gain	273
Unrealized Appreciation (Depreciation) on:
Investments (Net of approximately $2 Deferred Capital Gain Country Tax)	2,372
Foreign Currency Translations	(—	@)
Net Assets	$9,648
CLASS I:
Net Assets	$5,069
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	467,795
Net Asset Value, Offering and Redemption Price Per Share	$10.84
CLASS P:
Net Assets	$87
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	8,084
Net Asset Value, Offering and Redemption Price Per Share	$10.75
CLASS H:
Net Assets	$4,096
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	382,220
Net Asset Value, Redemption Price Per Share	$10.72
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.53
Maximum Offering Price Per Share	$11.25
CLASS L:
Net Assets	$396
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	37,110
Net Asset Value, Offering and Redemption Price Per Share	$10.68

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $6 of Foreign Taxes Withheld)	$176
Dividends from Security of Affiliated Issuer	1
Interest from Securities of Unaffiliated Issuers	7
Total Investment Income	184
Expenses:
Advisory Fees (Note B)	127
Professional Fees	77
Registration Fees	56
Transfer Agency Fees (Note E)	41
Custodian Fees (Note F)	19
Distribution and Shareholder Services Fees — Class P (Note D)	— @
Distribution and Shareholder Services Fees — Class H (Note D)	11
Distribution and Shareholder Services Fees — Class L (Note D)	4
Administration Fees (Note C)	11
Pricing Fees	7
Shareholder Reporting Fees	6
Directors' Fees and Expenses	2
Sub Transfer Agency Fees	1
Other Expenses	16
Total Expenses	378
Waiver of Advisory Fees (Note B)	(127)
Distribution Fees — Class L Shares Waived (Note D)	(3)
Expenses Reimbursed by Adviser (Note B)	(59)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	188
Net Investment Loss	(4)
Realized Gain (Loss):
Investments Sold	825
Foreign Currency Transactions	(3)
Net Realized Gain	822
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax Accrual of approximately $2)	300
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	300
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,122
Net Increase in Net Assets Resulting from Operations	$1,118

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(4)	$2
Net Realized Gain	822	854
Net Change in Unrealized Appreciation (Depreciation)	300	(1,351)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,118	(495)
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(220)	(570)
Class P:
Net Realized Gain	(4)	(1)
Class H:
Net Realized Gain	(164)	(341)
Class L:
Net Realized Gain	(16)	(37)
Total Distributions	(404)	(949)
Capital Share Transactions:(1)
Class I:
Subscribed	1,675	3,743
Distributions Reinvested	18	215
Redeemed	(5,439)	(121)
Class P:
Subscribed	89	—
Distributions Reinvested	3	—
Redeemed	(15)	—
Class H:
Subscribed	45	251
Distributions Reinvested	161	333
Redeemed	(1,082)	(1,114)
Class L:
Subscribed	112	120
Distributions Reinvested	12	29
Redeemed	(256)	(255)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(4,677)	3,201
Redemption Fees	—	1
Total Increase (Decrease) in Net Assets	(3,963)	1,758
Net Assets:
Beginning of Period	13,611	11,853
End of Period (Including Accumulated Net Investment Income of $1 and $1)	$9,648	$13,611
(1) Capital Share Transactions:
Class I:
Shares Subscribed	153	345
Shares Issued on Distributions Reinvested	2	21
Shares Redeemed	(504)	(11)
Net Increase (Decrease) in Class I Shares Outstanding	(349)	355
Class P:
Shares Subscribed	8	—
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(1)	—
Net Increase in Class P Shares Outstanding	7	—
Class H:
Shares Subscribed	4	22
Shares Issued on Distributions Reinvested	15	32
Shares Redeemed	(100)	(95)
Net Decrease in Class H Shares Outstanding	(81)	(41)
Class L:
Shares Subscribed	10	10
Shares Issued on Distributions Reinvested	1	3
Shares Redeemed	(24)	(22)
Net Decrease in Class L Shares Outstanding	(13)	(9)

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Opportunity Portfolio

	Class I**
	Year Ended December 31,				Period from April 1, 2010 to December 31,		Year Ended March 31,	Period from May 30, 2008^ to March 31,
Selected Per Share Data and Ratios	2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$10.26		$11.58		$9.53		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01		0.02		(0.00	)‡	0.01	(0.02)
Net Realized and Unrealized Gain (Loss)	1.01		(0.57)		2.05		4.47	(4.90)
Total from Investment Operations	1.02		(0.55)		2.05		4.48	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.03)	—
Net Realized Gain	(0.44)		(0.77)		—		—	—
Total Distributions	(0.44)		(0.77)		—		(0.03)	—
Redemption Fees	—		0.00	‡	—		—	—
Net Asset Value, End of Period	$10.84		$10.26		$11.58		$9.53	$5.08
Total Return++	9.99%		(4.90)%		21.51	%#	88.32%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$5.1		$8.4		$5.4		$5.6	$2.3
Ratio of Expenses to Average Net Assets (1)	1.25	%+††	1.25	%+††	1.25	%+††*	1.25%	1.25	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.07	%+††*	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.06	%+††	0.13	%+††	(0.01	)%+††*	0.09%	(0.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	33%		39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.57	%††	2.92	%††	2.77	%+††*	4.51%	12.66	%*
Net Investment Loss to Average Net Assets	(1.26	)%††	(1.54	)%††	(1.53	)%+††*	(3.17)%	(11.75	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Opportunity Portfolio

	Class P
	Year Ended December 31,				Period from May 21, 2010^ to
Selected Per Share Data and Ratios	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$10.21		$11.56		$8.62
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)		(0.01)		(0.06)
Net Realized and Unrealized Gain (Loss)	1.00		(0.57)		3.00
Total from Investment Operations	0.98		(0.58)		2.94
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)		(0.77)		—
Redemption Fees	—		0.00	‡	—
Net Asset Value, End of Period	$10.75		$10.21		$11.56
Total Return++	9.65%		(5.16)%		34.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$87		$10		$11
Ratio of Expenses to Average Net Assets (1)	1.50	%+††	1.50	%+††	1.53	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.87	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.19	)%+††	(0.12	)%+††	(0.89	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.01	%*
Portfolio Turnover Rate	33%		39%		19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.82	%††	3.17	%††	4.52	%+*
Net Investment Loss to Average Net Assets	(1.51	)%††	(1.79	)%††	(3.88	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Opportunity Portfolio

	Class H**
	Year Ended December 31,				Period from April 1, 2010 to December 31,		Year Ended March 31,	Period from May 30, 2008^ to March 31,
Selected Per Share Data and Ratios	2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$10.18		$11.53		$9.50		$5.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)		(0.01)		(0.01)		(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	1.00		(0.57)		2.04		4.49	(4.90)
Total from Investment Operations	0.98		(0.58)		2.03		4.46	(4.93)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.03)	—
Net Realized Gain	(0.44)		(0.77)		—		—	—
Total Distributions	(0.44)		(0.77)		—		(0.03)	—
Redemption Fees	—		0.00	‡	—		—	—
Net Asset Value, End of Period	$10.72		$10.18		$11.53		$9.50	$5.07
Total Return++	9.68%		(5.18)%		21.37	%#	87.93%	(49.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$4.1		$4.7		$5.8		$7.1	$0.4
Ratio of Expenses to Average Net Assets (1)	1.50	%+††	1.50	%+††	1.51	%+††*	1.50%	1.50	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.33	%+††*	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.19	)%+††	(0.12	)%+††	(0.21	)%+††*	(0.36)%	(0.57	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	33%		39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.82	%††	3.17	%††	3.03	%+††*	4.76%	13.43	%*
Net Investment Loss to Average Net Assets	(1.51	)%††	(1.79	)%††	(1.79	)%+††*	(3.62)%	(12.50	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Opportunity Portfolio

	Class L**
	Year Ended December 31,				Period from April 1, 2010 to December 31,		Year Ended March 31,	Period from May 30, 2008^ to March 31,
Selected Per Share Data and Ratios	2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$10.15		$11.50		$9.48		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)		(0.02)		(0.04)		(0.09)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.00		(0.56)		2.06		4.51	(4.90)
Total from Investment Operations	0.97		(0.58)		2.02		4.42	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.02)	—
Net Realized Gain	(0.44)		(0.77)		—		—	—
Total Distributions	(0.44)		(0.77)		—		(0.02)	—
Redemption Fees	—		0.00	‡	—		—	—
Net Asset Value, End of Period	$10.68		$10.15		$11.50		$9.48	$5.08
Total Return++	9.61%		(5.19)%		21.31	%#	87.08%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$0.4		$0.5		$0.7		$1.4	$0.1
Ratio of Expenses Average Net Assets (1)	1.55	%+††	1.55	%+††	2.09	%+††*	2.11%	1.31	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.91	%+††*	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.24	)%+††	(0.17	)%+††	(0.85	)%+††*	(1.03)%	(0.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	33%		39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.32	%††	3.67	%††	3.61	%+††*	5.37%	12.85	%*
Net Investment Loss to Average Net Assets	(2.01	)%††	(2.29	)%††	(2.37	)%+††*	(4.29)%	(11.93	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors.

Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Beverages	$165	$482	$—		$647
Capital Markets	—	420	—		420
Chemicals	183	—	—		183
Computers & Peripherals	383	—	—		383
Diversified Consumer Services	499	—	—		499
Electric Utilities	213	—	—	†	213
Food & Staples Retailing	—	166	—		166
Food Products	—	110	—		110
Hotels, Restaurants & Leisure	261	—	—		261
Household Durables	—	99	—		99
Information Technology Services	515	—	—		515
Insurance	234	—	—		234
Internet & Catalog Retail	914	—	—		914
Internet Software & Services	1,841	—	—		1,841
Marine	—	122	—		122
Media	—	216	—		216
Oil, Gas & Consumable Fuels	55	—	—		55
Real Estate Management & Development	317	—	—		317
Road & Rail	—	495	—		495
Textiles, Apparel & Luxury Goods	—	924	—		924
Transportation Infrastructure	—	406	—		406
Total Common Stocks	5,580	3,440	—	†	9,020
Convertible Preferred Stocks	—	—	9		9
Participation Notes	—	597	—		597
Short-Term Investment — Investment Company	39	—	—		39
Total Assets	$5,619	$4,037	$9	†	$9,665

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $2,636,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Convertible Preferred Stocks (000)
Beginning Balance	$—	†	$142
Purchases	—		—
Sales	—		—
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Change in unrealized appreciation/depreciation	—		(133)
Realized gains (losses)	—		—
Ending Balance	$—	†	$9
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2012	$—		$(133)

†  Includes one or more securities which are valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$9	Asset Approach	Net Tangible Assets	$0.25		$0.25		$0.25		Increase
		Discounted cash flow	Weighted average cost of capital	24.3%		26.0%		25.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.8	x	4.6	x	3.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Restricted Securities: The Portfolio invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.90%	0.85%	0.80%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.0% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.25% for Class I shares, 1.50% for Class P shares, 1.50% for Class H shares and 1.55% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately

$186,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2012, this waiver amounted to approximately $3,000.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $4,520,000 and $9,360,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$288	$4,133	$4,382	$1	$39

During the year ended December 31, 2012, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portflio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$405	$211	$738

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in-Capital (000)
$4	$3	($7)

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$298

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $7,315,000. The aggregate gross unrealized appreciation is approximately $2,806,000 and the aggregate gross unrealized depreciation is approximately $456,000 resulting in net unrealized appreciation of approximately $2,350,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2012, the Portfolio deferred to January 1, 2013 for U.S. Federal income tax purposes the following losses:

Specified Ordinary Losses (000)	Capital Losses (000)
$1	$—

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 33.5% and 88.4%, for Class L and Class P shares, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012.

The Portfolio designated and paid approximately $405,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

30

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOANN
IU13-00334P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Advantage Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
U.S. Privacy Policy	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Advantage Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advantage Portfolio Class I	$1,000.00	$1,040.40	$1,019.86	$5.39	$5.33	1.05%
Advantage Portfolio Class P	1,000.00	1,039.50	1,018.60	6.66	6.60	1.30
Advantage Portfolio Class H	1,000.00	1,039.20	1,018.60	6.66	6.60	1.30
Advantage Portfolio Class L	1,000.00	1,040.10	1,019.66	5.59	5.53	1.09

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Advantage Portfolio

The Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 16.38%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 15.26%.

Factors Affecting Performance

•  Despite economic uncertainties in the U.S., Europe and China, accommodative monetary policy from central banks around the world helped buoy the prices of stocks and other risky assets during the 12 months ended December 31, 2012. The market was volatile during the year. The U.S. economy appeared to hit a soft patch in the spring, problems in Greece and Spain reignited concerns about the European debt crisis, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) weighed on the market. However, a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve (including a third round of quantitative easing, or QE3) eased fears. Corporate earnings growth remained strong, further contributing to market gains during the year, but was expected to weaken in 2013.

•  The consumer discretionary sector was the largest contributor to relative performance, due to both stock selection and an overweight in the sector. Gains were led by a holding in an online retailer.

•  Stock selection in the producer durables sector was additive, despite the slightly negative influence of an underweight in the sector. The top contributor in the sector was a holding in a product testing and inspection company.

•  An overweight in the financial services sector was advantageous as well. Financial services was the best performing sector in the Index during the period.

•  Stock selection and an underweight in the technology sector hampered relative results. Exposure to a social networking web site was the largest detractor in the sector.

•  Underweight allocations to the health care and materials and processing sectors also dampened relative gains.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	16.38%	—	—	7.21%
Russell 1000® Growth Index	15.26	—	—	5.68
Lipper Large-Cap Growth Funds Index	15.92	—	—	3.60
Portfolio — Class P Shares w/o sales charges(4)	16.11	—	—	16.08
Russell 1000® Growth Index	15.26	—	—	14.27
Lipper Large-Cap Growth Funds Index	15.92	—	—	12.17
Portfolio — Class H Shares w/o sales charges(4)	16.07	—	—	6.96
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	10.53	—	—	5.81
Russell 1000® Growth Index	15.26	—	—	5.68
Lipper Large-Cap Growth Funds Index	15.92	—	—	3.60
Portfolio — Class L Shares w/o sales charges(4)	16.42	—	—	7.06
Russell 1000® Growth Index	15.26	—	—	5.68
Lipper Large-Cap Growth Funds Index	15.92	—	—	3.60

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Core Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Advantage Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class A, C, and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares commenced operations on May 21, 2010. Performance for Class H shares has been restated to reflect the Fund's applicable sales charge.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	45.0%
Computer Services, Software & Systems	11.9
Consumer Lending	10.9
Diversified Retail	9.4
Computer Technology	7.5
Beverage: Brewers & Distillers	5.3
Commercial Services	5.0
Restaurants	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (97.2%)
Advertising Agencies (0.0%)
Aimia, Inc. (Canada)	301	$4
Alternative Energy (1.0%)
Range Resources Corp.	2,049	129
Asset Management & Custodian (1.6%)
BlackRock, Inc.	1,026	212
Beverage: Brewers & Distillers (5.3%)
Anheuser-Busch InBev N.V. ADR	2,976	260
DE Master Blenders 1753 N.V. (Netherlands) (a)	36,353	423
		683
Beverage: Soft Drinks (3.5%)
Monster Beverage Corp. (a)	4,088	216
PepsiCo, Inc.	3,505	240
		456
Commercial Services (5.0%)
Intertek Group PLC (United Kingdom)	6,688	338
Weight Watchers International, Inc.	5,885	308
		646
Communications Technology (3.6%)
Motorola Solutions, Inc.	8,427	469
Computer Services, Software & Systems (11.9%)
Facebook, Inc., Class A (a)	15,817	421
Facebook, Inc., Class A (a)(b) (acquisition cost — $322; acquired 3/8/12-3/15/12)	10,541	281
Google, Inc., Class A (a)	1,184	840
		1,542
Computer Technology (7.5%)
Apple, Inc.	1,822	971
Consumer Lending (10.8%)
Berkshire Hathaway, Inc., Class B (a)	3,595	323
CME Group, Inc.	2,825	143
Mastercard, Inc., Class A	933	458
Visa, Inc., Class A	3,172	481
		1,405
Diversified Media (1.6%)
McGraw-Hill Cos., Inc. (The)	3,750	205
Diversified Retail (9.3%)
Amazon.com, Inc. (a)	4,018	1,009
Dollar Tree, Inc. (a)	5,008	203
		1,212
Financial Data & Systems (2.7%)
MSCI, Inc. (a)	5,084	158
Verisk Analytics, Inc., Class A (a)	3,869	197
		355
Foods (4.7%)
Mondelez International, Inc., Class A	6,787	173
Nestle SA ADR (Switzerland)	6,811	444
		617
	Shares	Value (000)
Insurance: Property-Casualty (4.4%)
Arch Capital Group Ltd. (a)	4,256	$187
Progressive Corp. (The)	18,322	387
		574
Oil: Integrated (1.5%)
Phillips 66	3,797	202
Pharmaceuticals (3.9%)
AbbVie, Inc. (a)	5,942	186
Mead Johnson Nutrition Co.	4,810	317
		503
Real Estate Investment Trusts (REIT) (3.7%)
Brookfield Asset Management, Inc., Class A (Canada)	13,059	478
Recreational Vehicles & Boats (3.5%)
Edenred (France)	14,739	458
Restaurants (5.0%)
Dunkin' Brands Group, Inc.	5,464	181
Starbucks Corp.	8,641	464
		645
Scientific Instruments: Pollution Control (1.1%)
Covanta Holding Corp.	7,579	139
Textiles Apparel & Shoes (3.8%)
Burberry Group PLC (United Kingdom)	8,621	177
Coach, Inc.	5,661	314
		491
Tobacco (1.8%)
Philip Morris International, Inc.	2,771	232
Total Common Stocks (Cost $11,088)		12,628
Convertible Preferred Stock (0.0%)
Alternative Energy (0.0%)
Better Place, Inc. (a)(b)(c) (acquisition cost — $32; acquired 1/25/10) (Cost $32)	12,982	4
Short-Term Investment (2.4%)
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $315)	314,826	315
Total Investments (99.6%) (Cost $11,435) (d)		12,947
Other Assets in Excess of Liabilities (0.4%)		46
Net Assets (100.0%)		$12,993

(a)  Non-income producing security.

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to approximately $285,000 and represents less than 2.2% of net assets.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Advantage Portfolio

(c)  At December 31, 2012, the Portfolio held fair valued securities valued at approximately $4,000, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  The approximate fair value and percentage of net assets, $1,396,000 and 10.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $11,120)	$12,632
Investment in Security of Affiliated Issuer, at Value (Cost $315)	315
Total Investments in Securities, at Value (Cost $11,435)	12,947
Foreign Currency, at Value (Cost $—@)	—	@
Cash	190
Receivable for Portfolio Shares Sold	25
Due from Adviser	21
Dividends Receivable	10
Receivable for Investments Sold	6
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	14
Total Assets	13,214
Liabilities:
Payable for Investments Purchased	193
Payable for Professional Fees	14
Payable for Custodian Fees	2
Payable for Directors' Fees and Expenses	1
Payable for Transfer Agent Fees	1
Payable for Administration Fees	1
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Sub Transfer Agency Fees	—	@
Other Liabilities	8
Total Liabilities	221
Net Assets	$12,993
Net Assets Consist of:
Paid-in-Capital	$11,302
Undistributed Net Investment Income	4
Accumulated Net Realized Gain	175
Unrealized Appreciation (Depreciation) on:
Investments	1,512
Foreign Currency Translations	(—	@)
Net Assets	$12,993
CLASS I:
Net Assets	$8,595
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	692,940
Net Asset Value, Offering and Redemption Price Per Share	$12.40
CLASS P:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	967
Net Asset Value, Offering and Redemption Price Per Share	$12.39
CLASS H:
Net Assets	$3,664
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	295,914
Net Asset Value, Redemption Price Per Share	$12.38
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.62
Maximum Offering Price Per Share	$13.00
CLASS L:
Net Assets	$722
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	58,137
Net Asset Value, Offering and Redemption Price Per Share	$12.42

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Advantage Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $6 of Foreign Taxes Withheld)	$252
Dividends from Security of Affiliated Issuer	1
Total Investment Income	253
Expenses:
Advisory Fees (Note B)	89
Professional Fees	67
Registration Fees	43
Custodian Fees (Note F)	19
Transfer Agency Fees (Note E)	14
Shareholder Reporting Fees	14
Distribution and Shareholder Services Fees — Class P (Note D)	— @
Distribution and Shareholder Services Fees — Class H (Note D)	7
Distribution and Shareholder Services Fees — Class L (Note D)	3
Administration Fees (Note C)	9
Pricing Fees	4
Directors' Fees and Expenses	1
Sub Transfer Agency Fees	— @
Other Expenses	15
Total Expenses	285
Waiver of Advisory Fees (Note B)	(89)
Expenses Reimbursed by Adviser (Note B)	(63)
Distribution Fees — Class L Shares Waived (Note D)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Expense Offset (Note F)	(— @)
Net Expenses	129
Net Investment Income	124
Realized Gain (Loss):
Investments Sold	973
Foreign Currency Transactions	(1)
Net Realized Gain	972
Change in Unrealized Appreciation (Depreciation):
Investments	358
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	358
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,330
Net Increase in Net Assets Resulting from Operations	$1,454

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$124	$24
Net Realized Gain	972	214
Net Change in Unrealized Appreciation (Depreciation)	358	106
Net Increase in Net Assets Resulting from Operations	1,454	344
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(71)	(43)
Net Realized Gain	(503)	—
Class P:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(1)	—
Class H:
Net Investment Income	(22)	(3)
Net Realized Gain	(209)	—
Class L:
Net Investment Income	(5)	(1)
Net Realized Gain	(35)	—
Total Distributions	(846)	(47)
Capital Share Transactions:(1)
Class I:
Subscribed	750	1,997
Distributions Reinvested	185	12
Redeemed	(198)	(22)
Class H:
Subscribed	3,052	25
Distributions Reinvested	222	3
Redeemed	(591)	(187)
Class L:
Subscribed	537	50
Distributions Reinvested	25	— @
Redeemed	(51)	(4)
Net Increase in Net Assets Resulting from Capital Share Transactions	3,931	1,874
Total Increase in Net Assets	4,539	2,171
Net Assets:
Beginning of Period	8,454	6,283
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $4 and $(22))	$12,993	$8,454
(1) Capital Share Transactions:
Class I:
Shares Subscribed	57	176
Shares Issued on Distributions Reinvested	15	1
Shares Redeemed	(15)	(2)
Net Increase in Class I Shares Outstanding	57	175
Class H:
Shares Subscribed	237	2
Shares Issued on Distributions Reinvested	18	— @@
Shares Redeemed	(47)	(16)
Net Increase (Decrease) in Class H Shares Outstanding	208	(14)
Class L:
Shares Subscribed	42	4
Shares Issued on Distributions Reinvested	2	— @@
Shares Redeemed	(4)	(— @@)
Net Increase in Class L Shares Outstanding	40	4

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Advantage Portfolio

	Class I**
	Year Ended December 31,				Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2012		2011		2010		2010	2009	2008
Net Asset Value, Beginning of Period	$11.38		$10.87		$9.15		$7.97	$9.55	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.04		0.01		0.04	0.03	0.00	‡
Net Realized and Unrealized Gain (Loss)	1.72		0.54		1.74		1.19	(1.50)	(0.45)
Total from Investment Operations	1.86		0.58		1.75		1.23	(1.47)	(0.45)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.07)		(0.03)		(0.05)	(0.11)	—
Net Realized Gain	(0.74)		—		—		—	—	—
Total Distributions	(0.84)		(0.07)		(0.03)		(0.05)	(0.11)	—
Net Asset Value, End of Period	$12.40		$11.38		$10.87		$9.15	$7.97	$9.55
Total Return++	16.38%		5.33%		19.30	%#	15.34%	(15.05)%	(4.50	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,595		$7,239		$5,015		$4,223	$3,667	$4,392
Ratio of Expenses to Average Net Assets (1)	1.05	%+††	1.05	%+††	1.02	%+††*	1.05%	1.05%	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.25	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.08	%+††	0.39	%+††	0.42	%+††*	0.49%	0.49%	0.20	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	50%		28%		33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.34	%††	3.43	%††	3.49	%+††*	4.49%	11.78%	14.97	%*
Net Investment Loss to Average Net Assets	(0.21	)%††	(1.99	)%††	(2.05	)%+††*	(2.95)%	(10.24)%	(13.72	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Advantage Portfolio

	Class P
	Year Ended December 31,		Period from September 1, 2010 to December 31,		Period from May 21, 2010^ to August 31,
Selected Per Share Data and Ratios	2012	2011	2010		2010
Net Asset Value, Beginning of Period	$11.37	$10.86	$9.15		$9.00
Income from Investment Operations:
Net Investment Income†	0.11	0.02	0.01		0.01
Net Realized and Unrealized Gain	1.72	0.53	1.73		0.14
Total from Investment Operations	1.83	0.55	1.74		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.04)	(0.03)		—
Net Realized Gain	(0.74)	—	—		—
Total Distributions	(0.81)	(0.04)	(0.03)		—
Net Asset Value, End of Period	$12.39	$11.37	$10.86		$9.15
Total Return++	16.11%	5.07%	19.16	%#	1.56	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$12	$11	$10		$1
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.30%+	1.29	%+*	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	0.52	%+*	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.83%+	0.14%+	0.15	%+*	0.27	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.03	%*	N/A
Portfolio Turnover Rate	50%	28%	33	%#	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.59%	3.68%	3.76	%+	2.59	%*
Net Investment Loss to Average Net Assets	(0.46)%	(2.24)%	(2.32	)%+	(1.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Advantage Portfolio

	Class H**
	Year Ended December 31,				Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2012		2011		2010		2010	2009	2008
Net Asset Value, Beginning of Period	$11.37		$10.86		$9.14		$7.96	$9.54	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.11		0.02		0.01		0.02	0.02	0.00	‡
Net Realized and Unrealized Gain (Loss)	1.72		0.53		1.73		1.19	(1.50)	(0.46)
Total from Investment Operations	1.83		0.55		1.74		1.21	(1.48)	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.04)		(0.02)		(0.03)	(0.10)	—
Net Realized Gain	(0.74)		—		—		—	—	—
Total Distributions	(0.82)		(0.04)		(0.02)		(0.03)	(0.10)	—
Net Asset Value, End of Period	$12.38		$11.37		$10.86		$9.14	$7.96	$9.54
Total Return++	16.07%		5.06%		19.13	%#	15.14%	(15.16)%	(4.60	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,664		$996		$1,103		$1,048	$821	$363
Ratio of Expenses to Average Net Assets (1)	1.30	%+††	1.30	%+††	1.27	%+††*	1.30%	1.30%	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.50	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.83	%+††	0.14	%+††	0.17	%+††*	0.14%	0.27%	(0.06	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	50%		28%		33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.59	%††	3.68	%††	3.74	%+††	4.62%	11.97%	15.46	%*
Net Investment Loss to Average Net Assets	(0.46	)%††	(2.24	)%††	(2.30	)%+††	(3.18)%	(10.40)%	(14.22	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Advantage Portfolio

	Class L**
	Year Ended December 31,				Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2012		2011		2010		2010	2009	2008
Net Asset Value, Beginning of Period	$11.39		$10.89		$9.16		$7.96	$9.54	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.04		0.01		0.04	0.00 ‡	0.00	‡
Net Realized and Unrealized Gain (Loss)	1.74		0.52		1.75		1.19	(1.50)	(0.46)
Total from Investment Operations	1.87		0.56		1.76		1.23	(1.50)	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.06)		(0.03)		(0.03)	(0.08)	—
Net Realized Gain	(0.74)		—		—		—	—	—
Total Distributions	(0.84)		(0.06)		(0.03)		(0.03)	(0.08)	—
Net Asset Value, End of Period	$12.42		$11.39		$10.89		$9.16	$7.96	$9.54
Total Return++	16.42%		5.19%		19.20	%#	15.43%	(15.40)%	(4.60	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$722		$208		$155		$156	$160	$147
Ratio of Expenses Average Net Assets (1)	1.09	%+††	1.09	%+††	1.06	%+††*	1.08%	1.48%	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.29	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.04	%+††	0.35	%+††	0.38	%+††*	0.45%	(0.01)%	(0.20	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	50%		28%		33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.09	%††	4.18	%††	3.53	%+††*	4.53%	12.27%	15.79	%*
Net Investment Loss to Average Net Assets	(0.96	)%††	(2.74	)%††	(2.09	)%+††*	(3.00)%	(10.80)%	(14.49	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Advantage Portfolio. The Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve the investment objective by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Advertising Agencies	$4	$—	$—	$4
Alternative Energy	129	—	—	129
Asset Management & Custodian	212	—	—	212
Beverage: Brewers & Distillers	260	423	—	683
Beverage: Soft Drinks	456	—	—	456
Commercial Services	308	338	—	646
Communications Technology	469	—	—	469
Computer Services, Software & Systems	1,542	—	—	1,542
Computer Technology	971	—	—	971
Consumer Lending	1,405	—	—	1,405
Diversified Media	205	—	—	205
Diversified Retail	1,212	—	—	1,212
Financial Data & Systems	355	—	—	355
Foods	617	—	—	617
Insurance: Property-Casualty	574	—	—	574
Oil: Integrated	202	—	—	202
Pharmaceuticals	503	—	—	503
Real Estate Investment Trusts (REIT)	478	—	—	478
Recreational Vehicles & Boats	—	458	—	458
Restaurants	645	—	—	645
Scientific Instruments: Pollution Control	139	—	—	139
Textiles Apparel & Shoes	314	177	—	491
Tobacco	232	—	—	232
Total Common Stocks	11,232	1,396	—	12,628
Convertible Preferred Stocks	—	—	4	4
Short-Term Investment —
Investment Company	315	—	—	315
Total Assets	$11,547	$1,396	$4	$12,947

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $796,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stock (000)
Beginning Balance	$59
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	(55)
Realized gains (losses)	—
Ending Balance	$4
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2012	$(55)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$4	Asset Approach	Net Tangible Assets	$0.25		$0.25		$0.25		Increase
		Discounted cash flow	Weighted average cost of capital	24.7%		26.0%		25.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.8	x	4.6	x	3.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Restricted Securities: The Portfolio invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.05% for Class I shares, 1.30% for Class P shares, 1.30% for Class H shares and 1.09% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $152,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's

Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2012, this waiver amounted to approximately $3,000.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $8,933,000 and $5,678,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$386	$6,257	$6,328	$1	$315

During the year ended December 31, 2012, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$98	$748	$47	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)		Accumulated Net Realized Gain (000)		Paid-in- Capital (000)
(—	@)	—	@	—

@ Amount is less than $500.

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$5	$181

At December 31, 2012, the aggregate cost for federal income tax purposes is $11,443,000. The aggregate gross unrealized appreciation is $1,871,000 and the aggregate gross unrealized depreciation is $367,000 resulting in net unrealized appreciation of $1,504,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $32,000.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 26.3%, 30.0% and 26.3%, for Class I, Class H and Class L shares, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other

Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012. For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $748,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $98,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

31

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIADVANN
IU13-00382P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Global Advantage Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Federal Tax Notice	21
U.S. Privacy Policy	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Advantage Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Global Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Advantage Portfolio Class I	$1,000.00	$1,098.30	$1,018.60	$6.86	$6.60	1.30%
Global Advantage Portfolio Class P	1,000.00	1,095.80	1,017.34	8.17	7.86	1.55
Global Advantage Portfolio Class H	1,000.00	1,095.90	1,017.34	8.17	7.86	1.55
Global Advantage Portfolio Class L	1,000.00	1,093.70	1,014.83	10.79	10.38	2.05

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Global Advantage Portfolio

The Global Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 22.83%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index"), which returned 16.13%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  The market environment was supportive for global equities during the 12 months ended December 31, 2012. Global central bank policy actions and the reduced risk of financial crisis in the euro zone helped risk assets including stocks rally during the period. Nonetheless, markets were volatile. The economies of the U.S. and China appeared to be weakening during the second quarter of 2012, problems in Greece and Spain reignited concerns about the European debt crisis in the spring, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) going into year-end weighed on investor sentiment. However, in July a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve in September (including a third round of quantitative easing, or QE3) eased fears. Improving manufacturing data in China, released during the fourth quarter, also lifted investor confidence. On a regional basis, European equities outperformed those of the U.S., emerging markets, and Japan for the year.

•  The Portfolio's main contributor to relative performance was the consumer discretionary sector. Stock selection and an overweight in the sector were both additive, with relative gains led by a holding in a U.S. online retailer.

•  Stock selection in the consumer staples sector also bolstered relative results, driven by a position in a Belgium-based global brewing company.

•  Relative gains also came from stock selection in the industrials sector, where a holding in a U.K. product testing and certification company was the top contributor.

•  The financials sector detracted from relative returns, as both stock selection and an underweight in the sector were unfavorable. A position in a Canadian financial services holding company with subsidiaries in the insurance and investment management industries was the most detrimental. A lack of exposure to industries that performed well during the period, such as banks and diversified financials, also dampened relative performance.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Global Advantage Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	22.83%	—	—	11.02%
MSCI All Country World Index	16.13	—	—	4.04
Lipper Global Multi-Cap Growth Index	16.47	—	—	1.62
Portfolio — Class P Shares w/o sales charges(4)	22.44	—	—	10.70
MSCI All Country World Index	16.13	—	—	4.04
Lipper Global Multi-Cap Growth Index	16.47	—	—	1.62
Portfolio — Class H Shares w/o sales charges(4)	22.45	—	—	10.71
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	16.60	—	—	8.05
MSCI All Country World Index	16.13	—	—	4.04
Lipper Global Multi-Cap Growth Index	16.47	—	—	1.62
Portfolio — Class L Shares w/o sales charges(4)	21.89	—	—	10.17
MSCI All Country World Index	16.13	—	—	4.04
Lipper Global Multi-Cap Growth Index	16.47	—	—	1.62

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	44.9%
Internet Software & Services	9.9
Food Products	9.8
Beverages	7.4
Hotels, Restaurants & Leisure	6.3
Commercial Services & Supplies	5.9
Textiles, Apparel & Luxury Goods	5.7
Internet & Catalog Retail	5.1
Information Technology Services	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (95.3%)
Australia (1.5%)
Aurizon Holding Ltd.	9,607	$38
Belgium (2.4%)
Duvel Moortgat SA	500	62
Brazil (1.0%)
LLX Logistica SA (a)	12,950	16
OGX Petroleo e Gas Participacoes SA (a)	4,239	9
		25
Canada (11.2%)
Aimia, Inc.	4,022	60
Brookfield Asset Management, Inc., Class A	2,428	89
Fairfax Financial Holdings Ltd.	122	44
Sears Canada, Inc.	5,568	56
Whistler Blackcomb Holdings, Inc.	2,976	37
		286
China (1.4%)
China Merchants Holdings International Co., Ltd. (b)	10,969	36
Denmark (1.4%)
Pandora A/S	1,652	36
France (7.3%)
Christian Dior SA	249	43
Edenred	3,400	106
Eurazeo	753	36
		185
Greece (1.6%)
JUMBO SA (a)	5,179	41
Hong Kong (3.2%)
L'Occitane International SA	25,750	82
Netherlands (3.9%)
DE Master Blenders 1753 N.V. (a)	8,520	99
Singapore (5.3%)
Jardine Matheson Holdings Ltd.	1,221	76
Mandarin Oriental International Ltd.	40,000	58
		134
South Africa (2.5%)
Naspers Ltd., Class N	975	63
Switzerland (4.3%)
Nestle SA ADR	1,669	109
United Kingdom (7.9%)
Burberry Group PLC	3,120	64
Diageo PLC ADR	401	47
Intertek Group PLC	1,784	90
		201
United States (40.4%)
Amazon.com, Inc. (a)	502	126
Anheuser-Busch InBev N.V. ADR	857	75
Apple, Inc.	219	117
Covanta Holding Corp.	2,203	41
Facebook, Inc., Class A (a)	1,509	40
	Shares	Value (000)
Facebook, Inc., Class A (a)(c) (acquisition cost — $102; acquired 3/8/12 - 3/15/12)	3,339	$89
Google, Inc., Class A (a)	167	118
Mastercard, Inc., Class A	125	61
Mead Johnson Nutrition Co.	549	36
Motorola Solutions, Inc.	1,149	64
Philip Morris International, Inc.	506	42
Progressive Corp. (The)	2,350	50
Starbucks Corp.	1,154	62
Visa, Inc., Class A	421	64
Weight Watchers International, Inc.	888	46
		1,031
Total Common Stocks (Cost $2,128)		2,428
Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $65)	64,701	65
Total Investments (97.8%) (Cost $2,193) (d)		2,493
Other Assets in Excess of Liabilities (2.2%)		56
Net Assets (100.0%)		$2,549

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to approximately $89,000 and represents 3.5% of net assets.

(d)  The approximate fair value and percentage of net assets, $955,000 and 37.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $2,128)	$2,428
Investment in Security of Affiliated Issuer, at Value (Cost $65)	65
Total Investments in Securities, at Value (Cost $2,193)	2,493
Foreign Currency, at Value (Cost $5)	5
Due from Adviser	54
Tax Reclaim Receivable	2
Dividends Receivable	1
Receivable for Investments Sold	1
Receivable from Affiliate	—	@
Other Assets	28
Total Assets	2,584
Liabilities:
Payable for Professional Fees	21
Payable for Custodian Fees	6
Payable for Transfer Agent Fees	1
Payable for Investments Purchased	—	@
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Administration Fees	—	@
Other Liabilities	7
Total Liabilities	35
Net Assets	$2,549
Net Assets Consist of:
Paid-in-Capital	$2,202
Distributions in Excess of Net Investment Income	(—	@)
Accumulated Net Realized Gain	47
Unrealized Appreciation (Depreciation) on:
Investments	300
Foreign Currency Translations	—	@
Net Assets	$2,549
CLASS I:
Net Assets	$1,129
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	99,326
Net Asset Value, Offering and Redemption Price Per Share	$11.37
CLASS P:
Net Assets	$114
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$11.36
CLASS H:
Net Assets	$1,193
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	105,023
Net Asset Value, Redemption Price Per Share	$11.36
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.57
Maximum Offering Price Per Share	$11.93
CLASS L:
Net Assets	$113
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$11.35

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Advantage Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$70
Dividends from Security of Affiliated Issuer	—	@
Total Investment Income	70
Expenses:
Professional Fees	69
Registration Fees	25
Advisory Fees (Note B)	23
Custodian Fees (Note F)	23
Transfer Agency Fees (Note E)	12
Shareholder Reporting Fees	11
Pricing Fees	6
Distribution and Shareholder Services Fees — Class P (Note D)	—	@
Distribution and Shareholder Services Fees — Class H (Note D)	3
Distribution and Shareholder Services Fees — Class L (Note D)	1
Administration Fees (Note C)	2
Directors' Fees and Expenses	1
Sub Transfer Agency Fees	—	@
Other Expenses	17
Total Expenses	193
Expenses Reimbursed by Adviser (Note B)	(132)
Waiver of Advisory Fees (Note B)	(23)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	38
Net Investment Income	32
Realized Gain (Loss):
Investments Sold	208
Foreign Currency Transactions	(1)
Net Realized Gain	207
Change in Unrealized Appreciation (Depreciation):
Investments	282
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	282
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	489
Net Increase in Net Assets Resulting from Operations	$521

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$32	$9
Net Realized Gain (Loss)	207	(1)
Net Change in Unrealized Appreciation (Depreciation)	282	17
Net Increase in Net Assets Resulting from Operations	521	25
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(11)	(11)
Net Realized Gain	(73)	—
Class P:
Net Investment Income	(1)	(1)
Net Realized Gain	(8)	—
Class H:
Net Investment Income	(9)	(4)
Net Realized Gain	(74)	—
Class L:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(8)	—
Total Distributions	(184)	(16)
Capital Share Transactions:(1)
Class I:
Subscribed	268	940
Distributions Reinvested	40	6
Redeemed	(969)	(61)
Class H:
Subscribed	100	700
Distributions Reinvested	75	3
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(486)	1,588
Total Increase (Decrease) in Net Assets	(149)	1,597
Net Assets:
Beginning of Period	2,698	1,101
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(—@) and $(8))	$2,549	$2,698
(1) Capital Share Transactions:
Class I:
Shares Subscribed	24	96
Shares Issued on Distributions Reinvested	3	1
Shares Redeemed	(89)	(6)
Net Increase (Decrease) in Class I Shares Outstanding	(62)	91
Class H:
Shares Subscribed	9	70
Shares Issued on Distributions Reinvested	6	— @@
Net Increase in Class H Shares Outstanding	15	70

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Advantage Portfolio

	Class I
	Year Ended December 31,		Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2012	2011	2010
Net Asset Value, Beginning of Period	$9.97	$10.01	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.16	0.06	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	2.12	(0.03)	0.01
Total from Investment Operations	2.28	0.03	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.07)	—
Net Realized Gain	(0.76)	—	—
Total Distributions	(0.88)	(0.07)	—
Net Asset Value, End of Period	$11.37	$9.97	$10.01
Total Return++	22.83%	0.34%	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,129	$1,603	$701
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.30%+	1.30	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.39%+	0.57%+	(1.10	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	63%	42%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.28%	7.31%	245.42	%*
Net Investment Loss to Average Net Assets	(4.59)%	(5.44)%	(245.22	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Advantage Portfolio

	Class P
	Year Ended December 31,		Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2012	2011	2010
Net Asset Value, Beginning of Period	$9.97	$10.01	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.13	0.03	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	2.11	(0.02)	0.01
Total from Investment Operations	2.24	0.01	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.05)	—
Net Realized Gain	(0.76)	—	—
Total Distributions	(0.85)	(0.05)	—
Net Asset Value, End of Period	$11.36	$9.97	$10.01
Total Return++	22.44%	0.07%	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$114	$100	$100
Ratio of Expenses to Average Net Assets (1)	1.55%+	1.55%+	1.55	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.14%+	0.32%+	(1.35	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	63%	42%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.53%	7.56%	245.67	%*
Net Investment Loss to Average Net Assets	(4.84)%	(5.69)%	(245.47	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Advantage Portfolio

	Class H
	Year Ended December 31,		Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2012	2011	2010
Net Asset Value, Beginning of Period	$9.97	$10.01	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.13	0.03	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	2.11	(0.02)	0.01
Total from Investment Operations	2.24	0.01	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.05)	—
Net Realized Gain	(0.76)	—	—
Total Distributions	(0.85)	(0.05)	—
Net Asset Value, End of Period	$11.36	$9.97	$10.01
Total Return++	22.45%	0.08%	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,193	$895	$200
Ratio of Expenses to Average Net Assets (1)	1.55%+	1.55%+	1.55	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.14%+	0.32%+	(1.35	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	63%	42%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	7.53%	7.56%	245.67	%*
Net Investment Loss to Average Net Assets	(4.84)%	(5.69)%	(245.47	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Advantage Portfolio

	Class L
	Year Ended December 31,		Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2012	2011	2010
Net Asset Value, Beginning of Period	$9.96	$10.01	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.07	(0.02)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	2.11	(0.02)	0.01
Total from Investment Operations	2.18	(0.04)	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	(0.01)	—
Net Realized Gain	(0.76)	—	—
Total Distributions	(0.79)	(0.01)	—
Net Asset Value, End of Period	$11.35	$9.96	$10.01
Total Return++	21.89%	(0.44)%	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$113	$100	$100
Ratio of Expenses Average Net Assets (1)	2.05%+	2.05%+	2.05	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.64%+	(0.18)%+	(1.85	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	63%	42%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.03%	8.06%	246.17	%*
Net Investment Loss to Average Net Assets	(5.34)%	(6.19)%	(245.97	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Advantage Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$122	$62	$—	$184
Commercial Services & Supplies	41	106	—	147
Communications Equipment	64	—	—	64
Computers & Peripherals	117	—	—	117
Diversified Consumer Services	46	—	—	46
Diversified Financial Services	—	36	—	36
Food Products	145	99	—	244
Hotels, Restaurants & Leisure	99	58	—	157
Industrial Conglomerates	—	76	—	76
Information Technology Services	125	—	—	125
Insurance	94	—	—	94
Internet & Catalog Retail	126	—	—	126
Internet Software & Services	247	—	—	247
Media	60	63	—	123
Multi-line Retail	56	—	—	56
Oil, Gas & Consumable Fuels	—	9	—	9
Professional Services	—	90	—	90
Real Estate Management & Development	89	—	—	89
Road & Rail	—	38	—	38
Specialty Retail	—	123	—	123
Textiles, Apparel & Luxury Goods	—	143	—	143
Tobacco	42	—	—	42
Transportation Infrastructure	—	52	—	52
Total Common Stocks	1,473	955	—	2,428
Short-Term Investment — Investment Company	65	—	—	65
Total Assets	$1,538	$955	$—	$2,493

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $534,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains

(losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Restricted Securities: The Portfolio invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.30% for Class I shares, 1.55% for Class P shares, 1.55% for Class H shares and 2.05% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $155,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,567,000 and $2,194,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2012 (000)
$101	$1,352	$1,388	$—	@	$65

@  Amount is less than $500.

During the year ended December 31, 2012, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$46	$137	$16	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and a dividend redesignation resulted in the following reclassifications among the components of net assets at December 31, 2012:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in-Capital (000)
$(3)	$3	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$62

At December 31, 2012, the aggregate cost for federal income tax purposes is $2,206,000. The aggregate gross unrealzied appreciation is $366,000 and the aggregate gross unrealized depreciation is $79,000 resulting in net unrealized appreciation of $287,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

During the year ended December 31, 2012, the Portfolio utilized prior year short-term capital losses for U.S. Federal income tax purposes of approximately $1,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2012, the Portfolio deferred to January 1, 2013 for U.S. Federal income tax purposes the following losses:

Specified Ordinary Losses (000)	Capital Losses (000)
$—	$1

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 20.7% for Class H shares.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012. For corporate shareholders, 58.1% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $137,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $49,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGAANN
IU13-00385P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Global Discovery Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Discovery Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Global Discovery Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Discovery Portfolio Class I	$1,000.00	$1,218.30	$1,018.35	$7.53	$6.85	1.35%
Global Discovery Portfolio Class P	1,000.00	1,217.30	1,017.09	8.92	8.11	1.60
Global Discovery Portfolio Class H	1,000.00	1,216.90	1,017.09	8.92	8.11	1.60
Global Discovery Portfolio Class L	1,000.00	1,212.70	1,014.58	11.68	10.63	2.10

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Global Discovery Portfolio

The Global Discovery Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 31.64%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index"), which returned 16.13%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  The market environment was supportive for global equities during the 12 months ended December 31, 2012. Global central bank policy actions and the reduced risk of financial crisis in the euro zone helped risk assets including stocks rally during the period. Nonetheless, markets were volatile. The economies of the U.S. and China appeared to be weakening during the second quarter of 2012, problems in Greece and Spain reignited concerns about the European debt crisis in the spring, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) going into year-end weighed on investor sentiment. However, in July a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve in September (including a third round of quantitative easing, or QE3) eased fears. Improving manufacturing data in China, released during the fourth quarter, also lifted investor confidence. On a regional basis, European equities outperformed those of the U.S., emerging markets, and Japan for the year.

•  The largest contributor to relative performance was stock selection in the consumer discretionary sector. Within the sector, performance was led by a holding in a Denmark-based jewelry designer and manufacturer that sells its products globally.

•  Stock selection in the industrials sector boosted relative gains, with a holding in a corporate services provider based in France.

•  Zero exposure to the utilities sector, the weakest performing sector in the Index, was beneficial as well.

•  Detracting from relative performance was stock selection in the energy sector. A Brazilian oil and gas exploration and production company was the most detrimental energy holding.

•  Stock selection in the consumer staples sector hampered performance as well, with underperformance from a holding in a food manufacturer focused on packaged meat products.

•  An underweight in the financials sector was disadvantageous to relative performance, although the relative losses were moderately offset by the positive influence of stock selection in the sector.

Management Strategies

•  We look for established and emerging franchise companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Global Discovery Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	31.64%	—	—	10.01%
MSCI All Country World Index	16.13	—	—	4.04
Lipper Global Multi-Cap Growth Index	16.47	—	—	1.62
Portfolio — Class P Shares w/o sales charges(4)	31.40	—	—	9.75
MSCI All Country World Index	16.13	—	—	4.04
Lipper Global Multi-Cap Growth Index	16.47	—	—	1.62
Portfolio — Class H Shares w/o sales charges(4)	31.36	—	—	9.75
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	25.15	—	—	7.11
MSCI All Country World Index	16.13	—	—	4.04
Lipper Global Multi-Cap Growth Index	16.47	—	—	1.62
Portfolio — Class L Shares w/o sales charges(4)	30.62	—	—	9.17
MSCI All Country World Index	16.13	—	—	4.04
Lipper Global Multi-Cap Growth Index	16.47	—	—	1.62

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Food Products	15.0%
Communications Equipment	11.7
Internet Software & Services	11.7
Hotels, Restaurants & Leisure	9.9
Other*	9.4
Textiles, Apparel & Luxury Goods	8.3
Specialty Retail	8.1
Commercial Services & Supplies	7.1
Semiconductors & Semiconductor Equipment	6.6
Software	6.2
Diversified Financial Services	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Global Discovery Portfolio

	Shares	Value (000)
Common Stocks (94.9%)
Australia (0.6%)
Lynas Corp., Ltd. (a)	49,749	$30
Brazil (1.9%)
LLX Logistica SA (a)	37,709	44
OGX Petroleo e Gas Participacoes SA (a)	26,333	58
		102
Canada (0.9%)
Second Cup Ltd. (The)	9,438	49
Denmark (4.2%)
Pandora A/S	9,987	220
France (14.7%)
Christian Dior SA	1,206	209
Edenred	11,850	369
Eurazeo	3,739	181
Remy Cointreau SA	150	16
		775
Greece (6.6%)
Hellenic Exchanges SA Holding Clearing Settlement and Registry	21,946	126
Jumbo SA (a)	28,045	222
		348
Hong Kong (3.8%)
L'Occitane International SA	62,250	198
Netherlands (9.0%)
DE Master Blenders 1753 N.V. (a)	40,671	473
Singapore (3.6%)
Mandarin Oriental International Ltd.	131,000	191
Switzerland (5.7%)
Nestle SA (Registered)	4,652	303
United Kingdom (0.3%)
Intertek Group PLC	307	16
United States (43.6%)
Akamai Technologies, Inc. (a)	4,079	167
Dropbox, Inc. (a)(b)(c) (acquisition cost — $25; acquired 5/1/12)	2,743	25
Facebook, Inc., Class A (a)	7,673	204
Facebook, Inc., Class A (a)(c) (acquisition cost — $141; acquired 3/8/12-3/15/12)	4,625	123
Fiesta Restaurant Group, Inc. (a)	17,778	272
First Solar, Inc. (a)	11,104	343
Motorola Solutions, Inc.	10,865	605
OpenTable, Inc. (a)	1,689	83
Progressive Corp. (The)	3,992	84
Rexnord Corp. (a)	3,587	77
Solera Holdings, Inc.	4,713	252
Workday, Inc. (a)	553	30
Zynga, Inc., Class A (a)	16,104	38
		2,303
Total Common Stocks (Cost $4,425)		5,008
	Shares	Value (000)
Preferred Stock (0.2%)
United States (0.2%)
Palantir Technologies, Inc. Series G (a)(b)(c) (acquisition cost — $9; acquired 7/19/12) (Cost $9)	2,935	$9
Convertible Preferred Stocks (0.1%)
United States (0.1%)
Better Place, Inc. Series C (a)(b)(c) (acquisition cost — $29; acquired 11/14/11	6,429	2
Dropbox, Inc. Series A (a)(b)(c) (acquisition cost — $3; acquired 5/25/12	277	3
Total Convertible Preferred Stocks (Cost $32)		5
	No. of Contracts
Call Options Purchased (0.5%)
United States (0.5%)
Hillshire Brands Co. January 2014 @ $15	19	11
Hillshire Brands Co. January 2014 @ $20	155	13
Total Call Options Purchased (Cost $60)		24
	Shares
Short-Term Investment (2.3%)
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $123)	122,715	123
Total Investments (98.0%) (Cost $4,649) (d)		5,169
Other Assets in Excess of Liabilities (2.0%)		108
Net Assets (100.0%)		$5,277

(a)  Non-income producing security.

(b)  At December 31, 2012, the Portfolio held fair valued securities valued at approximately $39,000, representing 0.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to approximately $162,000 and represents 3.1% of net assets.

(d)  The approximate fair value and percentage of net assets, $2,656,000 and 50.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Discovery Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $4,526)	$5,046
Investment in Security of Affiliated Issuer, at Value (Cost $123)	123
Total Investments in Securities, at Value (Cost $4,649)	5,169
Foreign Currency, at Value (Cost $8)	8
Receivable for Investments Sold	66
Due from Adviser	33
Dividends Receivable	3
Tax Reclaim Receivable	2
Receivable from Affiliate	—	@
Other Assets	20
Total Assets	5,301
Liabilities:
Payable for Professional Fees	14
Payable for Custodian Fees	3
Payable for Transfer Agent Fees	1
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Administration Fees	—	@
Other Liabilities	6
Total Liabilities	24
Net Assets	$5,277
Net Assets Consist Of:
Paid-in-Capital	$4,711
Distributions in Excess of Net Investment Income	(12)
Accumulated Net Realized Gain	58
Unrealized Appreciation (Depreciation) on:
Investments	520
Foreign Currency Translations	—	@
Net Assets	$5,277
CLASS I:
Net Assets	$3,432
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	309,046
Net Asset Value, Offering and Redemption Price Per Share	$11.11
CLASS P:
Net Assets	$137
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	12,347
Net Asset Value, Offering and Redemption Price Per Share	$11.11
CLASS H:
Net Assets	$1,597
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	143,649
Net Asset Value, Redemption Price Per Share	$11.11
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.55
Maximum Offering Price Per Share	$11.66
CLASS L:
Net Assets	$111
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$11.11

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Discovery Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $8 of Foreign Taxes Withheld)	$188
Dividends from Security of Affiliated Issuer	—	@
Total Investment Income	188
Expenses:
Professional Fees	63
Advisory Fees (Note B)	45
Registration Fees	43
Custodian Fees (Note F)	16
Transfer Agency Fees (Note E)	13
Shareholder Reporting Fees	10
Pricing Fees	5
Distribution and Shareholder Services Fees — Class P (Note D)	—	@
Distribution and Shareholder Services Fees — Class H (Note D)	3
Distribution and Shareholder Services Fees — Class L (Note D)	1
Administration Fees (Note C)	4
Directors' Fees and Expenses	1
Sub Transfer Agency Fees	—	@
Other Expenses	16
Total Expenses	220
Expenses Reimbursed by Adviser (Note B)	(104)
Waiver of Advisory Fees (Note B)	(45)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	71
Net Investment Income	117
Realized Gain:
Investments Sold	280
Foreign Currency Transactions	1
Net Realized Gain	281
Change in Unrealized Appreciation (Depreciation):
Investments	778
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	778
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,059
Net Increase in Net Assets Resulting from Operations	$1,176

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Discovery Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$117	$35
Net Realized Gain	281	26
Net Change in Unrealized Appreciation (Depreciation)	778	(255)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,176	(194)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(88)	(31)
Net Realized Gain	(154)	(1)
Class P:
Net Investment Income	(3)	(1)
Net Realized Gain	(6)	(— @)
Class H:
Net Investment Income	(37)	(13)
Net Realized Gain	(70)	(1)
Class L:
Net Investment Income	(2)	(— @)
Net Realized Gain	(5)	(— @)
Total Distributions	(365)	(47)
Capital Share Transactions:(1)
Class I:
Subscribed	2,208	1,897
Distributions Reinvested	185	23
Redeemed	(1,918)	(87)
Class P:
Subscribed	28	—
Distributions Reinvested	2	—
Redeemed	(2)	—
Class H:
Subscribed	83	937
Distributions Reinvested	95	10
Net Increase in Net Assets Resulting from Capital Share Transactions	681	2,780
Total Increase in Net Assets	1,492	2,539
Net Assets:
Beginning of Period	3,785	1,246
End of Period (Including Distributions in Excess of Net Investment Income of $(12) and $(3))	$5,277	$3,785
(1) Capital Share Transactions:
Class I:
Shares Subscribed	211	207
Shares Issued on Distributions Reinvested	17	3
Shares Redeemed	(189)	(10)
Net Increase in Class I Shares Outstanding	39	200
Class P:
Shares Subscribed	2	—
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(— @@)	—
Net Increase in Class P Shares Outstanding	2	—
Class H:
Shares Subscribed	7	92
Shares Issued on Distributions Reinvested	9	1
Net Increase in Class H Shares Outstanding	16	93

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Discovery Portfolio

	Class I
	Year Ended December 31,		Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2012	2011	2010
Net Asset Value, Beginning of Period	$9.06	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.25	0.13	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	2.62	(0.92)	(0.03)
Total from Investment Operations	2.87	(0.79)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.12)	—
Net Realized Gain	(0.52)	(0.00)‡	—
Total Distributions	(0.82)	(0.12)	—
Net Asset Value, End of Period	$11.11	$9.06	$9.97
Total Return++	31.64%	(7.72)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$3,432	$2,446	$697
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.35%+	1.35	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.41%+	1.39%+	(1.14	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	96%	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.33%	5.52%	238.14	%*
Net Investment Loss to Average Net Assets	(0.57)%	(2.78)%	(237.93	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Discovery Portfolio

	Class P
	Year Ended December 31,		Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2012	2011	2010
Net Asset Value, Beginning of Period	$9.07	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.22	0.12	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	2.62	(0.92)	(0.03)
Total from Investment Operations	2.84	(0.80)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.10)	—
Net Realized Gain	(0.52)	(0.00)‡	—
Total Distributions	(0.80)	(0.10)	—
Net Asset Value, End of Period	$11.11	$9.07	$9.97
Total Return++	31.40%	(7.98)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$137	$91	$100
Ratio of Expenses to Average Net Assets (1)	1.60%+	1.60%+	1.60	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.16%+	1.14%+	(1.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	96%	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.58%	5.77%	238.39	%*
Net Investment Loss to Average Net Assets	(0.82)%	(3.03)%	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Discovery Portfolio

	Class H
	Year Ended December 31,		Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2012	2011	2010
Net Asset Value, Beginning of Period	$9.07	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.22	0.11	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	2.62	(0.91)	(0.03)
Total from Investment Operations	2.84	(0.80)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.10)	—
Net Realized Gain	(0.52)	(0.00)‡	—
Total Distributions	(0.80)	(0.10)	—
Net Asset Value, End of Period	$11.11	$9.07	$9.97
Total Return++	31.36%	(7.96)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,597	$1,157	$349
Ratio of Expenses to Average Net Assets (1)	1.60%+	1.60%+	1.60	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.16%+	1.14%+	(1.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	96%	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.58%	5.77%	238.39	%*
Net Investment Loss to Average Net Assets	(0.82)%	(3.03)%	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Discovery Portfolio

	Class L
	Year Ended December 31,		Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2012	2011	2010
Net Asset Value, Beginning of Period	$9.07	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.17	0.06	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	2.61	(0.91)	(0.03)
Total from Investment Operations	2.78	(0.85)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.05)	—
Net Realized Gain	(0.52)	(0.00)‡	—
Total Distributions	(0.74)	(0.05)	—
Net Asset Value, End of Period	$11.11	$9.07	$9.97
Total Return++	30.62%	(8.41)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$111	$91	$100
Ratio of Expenses Average Net Assets (1)	2.10%+	2.10%+	2.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.66%+	0.64%+	(1.89	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	96%	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.08%	6.27%	238.89	%*
Net Investment Loss to Average Net Assets	(1.32)%	(3.53)%	(238.68	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Discovery Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$—	$16	$—	$16
Commercial Services & Supplies	—	369	—	369
Communications Equipment	605	—	—	605
Diversified Financial Services	—	307	—	307
Food Products	—	776	—	776
Hotels, Restaurants & Leisure	321	191	—	512
Insurance	84	—	—	84
Internet Software & Services	577	—	25	602
Machinery	77	—	—	77
Metals & Mining	—	30	—	30
Oil, Gas & Consumable Fuels	—	58	—	58
Professional Services	—	16	—	16
Semiconductors & Semiconductor Equipment	343	—	—	343
Software	320	—	—	320
Specialty Retail	—	420	—	420
Textiles, Apparel & Luxury Goods	—	429	—	429
Transportation Infrastructure	—	44	—	44
Total Common Stocks	2,327	2,656	25	5,008
Preferred Stock	—	—	9	9
Convertible Preferred Stocks	—	—	5	5
Call Options Purchased	24	—	—	24
Short-Term Investment — Investment Company	123	—	—	123
Total Assets	$2,474	$2,656	$39	$5,169

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $1,993,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stock (000)	Convertible Preferred Stock (000)
Beginning Balance	$—	$—	$29
Purchases	25	9	3
Sales	—	—	—
Beginning Balance	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate action	—	—	—
Change in unrealized appreciation (depreciation)	—	—	(27)
Realized gains (losses)	—	—	—
Ending Balance	$25	$9	$5
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2012	$—	$—	$(27)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$2	Asset Approach	Net Tangible Assets	$0.25		$0.25		$0.25		Increase
		Discounted cash flow	Weighted average cost of capital	24.7%		26.0%		25.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.8	x	4.6	x	3.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Computer Services, Software & Systems
Preferred Stock	$9	Discounted cash flow	Weighted average cost of capital	16.5%		17.5%		17.0%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.9	x	9.5	x	8.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Internet Software & Services
Common Stock	$25	Discounted cash flow	Weighted average cost of capital	17.0%		19.0%		18.0%		Decrease
			Perpetual growth rate	2.5%		3.5%		3.0%		Increase
Convertible Preferred Stock	$3	Market Comparable Companies	Enterprise Value/ Revenue	7.5	x	17.9	x	15.8	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the pre-

mium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. The Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest.Writing put options tend to increase the Portfolio's exposure to the underlying instrument. Writing call options tend to decrease the Portfolio's exposure to the underlying instruments. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2012.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Equity Risk	$24

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2012 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Investments (Options Purchased)	$(36)

For the year ended December 31, 2012, the average monthly principal amount of options purchased was approximately $13,000.

5.  Restricted Securities: The Portfolio invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses)

on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.35% for Class I shares, 1.60% for Class P shares, 1.60% for Class H shares and 2.10% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $149,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $4,960,000 and $4,648,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2012 (000)
$134	$3,944	$3,955	$—	@	$123

@  Amount is less than $500.

During the year ended December 31, 2012, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$234	$132	$47	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$4	$(4)	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$10	$124

At December 31, 2012, the aggregate cost for federal income tax purposes is $4,675,000. The aggregate gross unrealized appreciation is $909,000 and the aggregate gross unrealized depreciation is $415,000 resulting in net unrealized appreciation of $494,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2012, the Portfolio deferred to January 1, 2013 for U.S. Federal income tax purposes the following losses:

Specified Ordinary Losses (000)	Capital Losses (000)
$—	$63

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 17.2%, and 28.5%, for Class P and Class H shares, respectively.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Discovery Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Discovery Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Discovery Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012. For corporate shareholders, 45.8% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $132,000 as a long-term capital gain distribution.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $202,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $8,000 and has derived net income from sources within foreign countries amounting to approximately $93,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

• We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

• We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

• We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGDANN
IU13-00361P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Global Franchise Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
U.S. Privacy Policy	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Franchise Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class I	$1,000.00	$1,065.90	$1,020.21	$5.09	$4.98	0.98%
Global Franchise Portfolio Class P	1,000.00	1,064.30	1,018.95	6.38	6.24	1.23
Global Franchise Portfolio Class H	1,000.00	1,064.40	1,018.90	6.43	6.29	1.24
Global Franchise Portfolio Class L	1,000.00	1,062.30	1,016.44	8.97	8.77	1.73

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Global Franchise Portfolio

The Global Franchise Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.38%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the "Index"), which returned 15.83%.

Factors Affecting Performance

•  Despite the ongoing macro uncertainties, global equity markets delivered strong performance in 2012, with the Index advancing 1.9% in December, returning 2.5% for the fourth quarter and 15.8% for the year.

•  Cyclicals reversed course in 2012, with nearly all cyclical sectors outperforming their defensives counterparts (or more economically sensitive sectors outperforming less economically sensitive sectors) for the year, as relative stability in global economic performance led to significant gains. Financials was the best performing sector, benefiting from the "risk on" trading environment occurring over much of the year and the investor euphoria from yet another round of monetary intervention from the central banks of the U.S., Europe and Japan in the third quarter of 2012. Consumer discretionary, industrials and information technology (IT) all outperformed, while materials, which also turned in solid performance, was the laggard among the cyclical sectors. In terms of defensive sectors, both health care and consumer staples solidly performed for the year, as these sectors are less sensitive to macroeconomics. However, the energy sector suffered as the 15% fall in the oil price over the course of the year suggested that the macro picture was not exactly positive. Utilities was the worst performing sector for the year.

•  The Portfolio posted strong absolute performance over the full year in line with the Index.

•  The Portfolio's performance benefited from strong stock selection in IT and industrials, and from the lack of exposure to energy, one of the worst performing sectors of the year. However, it was not enough to offset the negative impact of the overweight allocation to, coupled with weak stock selection in, consumer staples and the underweight allocation to financials, which, as noted earlier, the best performing sector for the year.

Management Strategies

•  The economic prognosis for the future looks uncertain for equity markets. There have been many positive signs emerging in almost every major economy around the world, such as the steady progress in the statistics for U.S. house building, the closing of the current account deficits among the countries of the troubled European periphery and the potential for growth in Chinese infrastructure and residential housing, combined with the reform, notably of land ownership, that the new generation of Chinese political leadership may bring. However, we must consider these positive signs in the context of the effects of central bank money printing. The recent spiking of the Japanese market is a reminder of precisely how much of an impact the prospect of money printing can have on equity markets. We believe that quantitative easing (QE) is itself creating some big problems for the market, particularly if it distorts the price of risk. While we believe the main distortion is to bond markets it is clear equity markets are also affected directly through financial company earnings and more indirectly by valuation comparisons with bonds. This has the immediate effect of making equities appear more vulnerable than they were in 2012.

•  We believe the other concern with QE is an increase in regulations as governments step in to regulate and reorder "offending" industries, leading to more uncertainty for investors. In the financial services industry, the biggest hits to the banking world over the past year have not been from asset write-downs but from regulators' fines. However, across the utility sector, telecoms, media and the mining industry, regulatory intrusions, fines and taxes have also appeared with increasing frequency and impact. We believe that this marks just the beginning of a sea of change against free markets that may create new challenges for equity investors in individual companies.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

•  In the meantime, whatever the temporary successes or ultimate catastrophic risks in QE, there remains the unavoidable need for debt to be reduced in the balance sheets of most of the developing world. Just as in Japan, equity investors may likely find that periods of cyclical reprieve are replaced by the longer-term inclination and need to delever. It is this function of the balance sheet recession that means that such cyclical currents could be amplified on the downside.

•  In this current environment, we believe only the strongest companies can prosper; those with pricing power, strong profit structures and solid balance sheets. These types of companies are in short supply, and structurally, these companies should command an additional premium for their resilience to an earnings cycle that appears to be topping out for lower quality companies.

•  Clients know us for our disciplined focus on finding what we consider high quality companies and, given this uncertain environment, our bias to quality and our desire to remain focused on the Global Franchise philosophy of investing remains strong. We look for what we believe are high-quality franchises, built on dominant and durable intangible assets, which possess pricing power and low capital intensity. This involves investing in well-run companies that can capitalize on their intangible assets to compound shareholder wealth at a superior rate over the long-term. We follow a disciplined investment process based on fundamental analysis and bottom-up stock selection with sector, industry and stock weights driven by an assessment of each stock's quality and value characteristics. The end result is a portfolio aimed at earning attractive absolute returns with less volatility than the broader markets.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	15.38%	5.83%	11.16%	11.26%
MSCI World Index	15.83	-1.18	7.51	4.79
Lipper Global Multi-Cap Growth Funds Index	16.47	-0.55	9.34	6.16
Portfolio — Class P Shares w/o sales charges(4)	15.14	5.56	10.88	10.95
MSCI World Index	15.83	-1.18	7.51	4.79
Lipper Global Multi-Cap Growth Funds Index	16.47	-0.55	9.34	6.16
Portfolio — Class H Shares w/o sales charges(5)	—	—	—	1.62
Portfolio — Class H Shares with maximum 4.75% sales charges(5)	—	—	—	-3.18
MSCI World Index	—	—	—	4.66
Lipper Global Multi-Cap Growth Funds Index	—	—	—	2.38
Portfolio — Class L Shares w/o sales charges(5)	—	—	—	1.36
MSCI World Index	—	—	—	4.66
Lipper Global Multi-Cap Growth Funds Index	—	—	—	2.38

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on November 28, 2001.

(5)  Commenced offering on April 27, 2012.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Food Products	24.1%
Tobacco	23.5
Other*	18.3
Household Products	10.8
Beverages	8.4
Software	8.1
Information Technology Services	6.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (96.0%)
Finland (1.2%)
Kone Oyj, Class B	71,466	$5,292
France (6.4%)
Legrand SA	160,220	6,762
Sanofi	228,489	21,669
		28,431
Germany (4.0%)
SAP AG	221,548	17,747
Italy (1.1%)
Davide Campari-Milano SpA	620,192	4,764
Netherlands (2.0%)
DE Master Blenders 1753 N.V. (a)	757,049	8,806
Sweden (3.6%)
Swedish Match AB	481,015	16,201
Switzerland (9.6%)
Nestle SA (Registered)	660,535	43,050
United Kingdom (35.2%)
Admiral Group PLC	251,966	4,825
British American Tobacco PLC	836,904	42,406
Diageo PLC	549,719	16,004
Experian PLC	432,096	6,981
Imperial Tobacco Group PLC	691,821	26,715
Reckitt Benckiser Group PLC	473,473	29,660
Unilever PLC	824,074	31,280
		157,871
United States (32.9%)
Accenture PLC, Class A	300,832	20,005
Dr. Pepper Snapple Group, Inc.	381,962	16,875
Herbalife Ltd.	201,657	6,643
Kraft Foods Group, Inc.	159,173	7,238
Mead Johnson Nutrition Co.	142,941	9,418
Microsoft Corp.	696,961	18,630
Mondelez International, Inc., Class A	328,459	8,366
Moody's Corp.	155,976	7,849
NIKE, Inc., Class B	66,244	3,418
Philip Morris International, Inc.	235,753	19,718
Procter & Gamble Co. (The)	276,862	18,796
Visa, Inc., Class A	69,597	10,549
		147,505
Total Common Stocks (Cost $385,952)		429,667
Short-Term Investment (4.1%)
Investment Company (4.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $18,510)	18,510,262	18,510
Total Investments (100.1%) (Cost $404,462) (b)		448,177
Liabilities in Excess of Other Assets (-0.1%)		(249)
Net Assets (100.0%)		$447,928

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $282,162,000 and 63.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $385,952)	$429,667
Investment in Security of Affiliated Issuer, at Value (Cost $18,510)	18,510
Total Investments in Securities, at Value (Cost $404,462)	448,177
Dividends Receivable	487
Receivable for Portfolio Shares Sold	347
Tax Reclaim Receivable	219
Receivable for Investments Sold	211
Receivable from Affiliate	— @
Other Assets	8
Total Assets	449,449
Liabilities:
Payable for Advisory Fees	848
Payable for Portfolio Shares Redeemed	517
Payable for Administration Fees	30
Payable for Professional Fees	28
Payable for Sub Transfer Agency Fees	26
Payable for Custodian Fees	18
Payable for Distribution and Shareholder Services Fees — Class P	8
Payable for Distribution and Shareholder Services Fees — Class H	1
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Directors' Fees and Expenses	6
Payable for Transfer Agent Fees	2
Other Liabilities	34
Total Liabilities	1,521
Net Assets	$447,928
Net Assets Consist of:
Paid-in-Capital	$404,804
Distributions in Excess of Net Investment Income	(24)
Distribution in Excess of Net Realized Gain	(568)
Unrealized Appreciation (Depreciation) on:
Investments	43,715
Foreign Currency Translations	1
Net Assets	$447,928
CLASS I:
Net Assets	$404,762
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	22,321,490
Net Asset Value, Offering and Redemption Price Per Share	$18.13
CLASS P:
Net Assets	$35,901
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,010,119
Net Asset Value, Offering and Redemption Price Per Share	$17.86
CLASS H:
Net Assets	$2,740
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	153,648
Net Asset Value, Redemption Price Per Share	$17.83
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.89
Maximum Offering Price Per Share	$18.72
CLASS L:
Net Assets	$4,525
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	253,812
Net Asset Value, Offering and Redemption Price Per Share	$17.83

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $409 of Foreign Taxes Withheld)	$10,626
Dividends from Security of Affiliated Issuer	3
Total Investment Income	10,629
Expenses:
Advisory Fees (Note B)	2,672
Administration Fees (Note C)	267
Professional Fees	85
Registration Fees	85
Distribution and Shareholder Services Fees — Class P (Note D)	66
Distribution and Shareholder Services Fees — Class H (Note D)	2
Distribution and Shareholder Services Fees — Class L (Note D)	15
Custodian Fees (Note F)	61
Sub Transfer Agency Fees	34
Transfer Agency Fees (Note E)	31
Shareholder Reporting Fees	22
Directors' Fees and Expenses	8
Pricing Fees	5
Other Expenses	20
Total Expenses	3,373
Rebate from Morgan Stanley Affiliate (Note G)	(17)
Expense Offset (Note F)	(— @)
Net Expenses	3,356
Net Investment Income	7,273
Realized Gain:
Investments Sold	10,975
Foreign Currency Transactions	117
Net Realized Gain	11,092
Change in Unrealized Appreciation (Depreciation):
Investments	23,930
Foreign Currency Translations	(4)
Net Change in Unrealized Appreciation (Depreciation)	23,926
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	35,018
Net Increase in Net Assets Resulting from Operations	$42,291

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)		Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,273		$3,262
Net Realized Gain	11,092		5,715
Net Change in Unrealized Appreciation (Depreciation)	23,926		4,035
Net Increase in Net Assets Resulting from Operations	42,291		13,012
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6,790)		(3,602)
Net Realized Gain	(6,174)		(2,015)
Class P:
Net Investment Income	(552)		(240)
Net Realized Gain	(563)		(154)
Class H:
Net Investment Income	(42	)*	—
Net Realized Gain	(40	)*	—
Class L:
Net Investment Income	(65	)*	—
Net Realized Gain	(73	)*	—
Total Distributions	(14,299)		(6,011)
Capital Share Transactions:(1)
Class I:
Subscribed	241,173		140,007
Distributions Reinvested	11,075		4,060
Redeemed	(85,392)		(28,592)
Class P:
Subscribed	20,381		9,450
Distributions Reinvested	1,084		368
Redeemed	(2,657)		(4,609)
Class H:
Subscribed	2,694	*	—
Distributions Reinvested	82	*	—
Redeemed	(3	)*	—
Class L:
Subscribed	4,857	*	—
Distributions Reinvested	138	*	—
Redeemed	(500	)*	—
Net Increase in Net Assets Resulting from Capital Share Transactions	192,932		120,684
Total Increase in Net Assets	220,924		127,685
Net Assets:
Beginning of Period	227,004		99,319
End of Period (Including Distributions in Excess of Net Investment Income of $(24) and (—@))	$447,928		$227,004
(1) Capital Share Transactions:
Class I:
Shares Subscribed	13,532		8,718
Shares Issued on Distributions Reinvested	600		254
Shares Redeemed	(4,849)		(1,797)
Net Increase in Class I Shares Outstanding	9,283		7,175
Class P:
Shares Subscribed	1,144		578
Shares Issued on Distributions Reinvested	60		23
Shares Redeemed	(151)		(283)
Net Increase in Class P Shares Outstanding	1,053		318
Class H:
Shares Subscribed	149	*	—
Shares Issued on Distributions Reinvested	5	*	—
Shares Redeemed	(—	@@)*	—
Net Increase in Class H Shares Outstanding	154		—
Class L:
Shares Subscribed	273	*	—
Shares Issued on Distributions Reinvested	8	*	—
Shares Redeemed	(27	)*	—
Net Increase in Class L Shares Outstanding	254		—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period April 27, 2012 to December 31, 2012.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$16.24	$15.29		$13.81		$10.82		$16.62
Income (Loss) from Investment Operations:
Net Investment Income†	0.40	0.31		0.32		0.19		0.35
Net Realized and Unrealized Gain (Loss)	2.11	1.11		1.62		2.98		(5.11)
Total from Investment Operations	2.51	1.42		1.94		3.17		(4.76)
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.30)		(0.46)		(0.18)		(0.84)
Net Realized Gain	(0.30)	(0.17)		—		—		(0.20)
Total Distributions	(0.62)	(0.47)		(0.46)		(0.18)		(1.04)
Net Asset Value, End of Period	$18.13	$16.24		$15.29		$13.81		$10.82
Total Return++	15.38%	9.38%		14.07%		29.65%		(28.88)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$404,762	$211,677		$89,666		$111,852		$78,029
Ratio of Expenses to Average Net Assets (1)	0.98%+	1.00	%+††	1.00	%+††	1.00	%+	1.00%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		1.00	%+††	1.00	%+	1.00%+
Ratio of Net Investment Income to Average Net Assets (1)	2.21%+	1.87	%+††	2.19	%+††	1.62	%+	2.49%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00	%††§	0.00	%§	0.01%
Portfolio Turnover Rate	34%	30%		74%		18%		31%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	1.01	%††	1.08	%+††	1.01	%+	1.01%+
Net Investment Income to Average Net Assets	N/A	1.86	%††	2.11	%+††	1.61	%+	2.48%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Franchise Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$16.01	$15.10		$13.65		$10.71		$16.44
Income (Loss) from Investment Operations:
Net Investment Income†	0.35	0.26		0.28		0.11		0.34
Net Realized and Unrealized Gain (Loss)	2.09	1.09		1.59		2.99		(5.07)
Total from Investment Operations	2.44	1.35		1.87		3.10		(4.73)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.27)		(0.42)		(0.16)		(0.80)
Net Realized Gain	(0.30)	(0.17)		—		—		(0.20)
Total Distributions	(0.59)	(0.44)		(0.42)		(0.16)		(1.00)
Net Asset Value, End of Period	$17.86	$16.01		$15.10		$13.65		$10.71
Total Return++	15.14%	8.98%		13.83%		29.24%		(29.00)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$35,901	$15,327		$9,653		$9,332		$2,892
Ratio of Expenses to Average Net Assets (1)	1.23%+	1.25	%+††	1.25	%+††	1.25	%+	1.25%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		1.25	%+††	1.25	%+	1.25%+
Ratio of Net Investment Income to Average Net Assets (1)	1.99%+	1.62	%+††	1.94	%+††	0.92	%+	2.43%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00	%††§	0.00	%§	0.01%
Portfolio Turnover Rate	34%	30%		74%		18%		31%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	1.26	%††	1.33	%+††	1.26	%+	1.26%+
Net Investment Income to Average Net Assets	N/A	1.61	%††	1.86	%+††	0.91	%+	2.42%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Franchise Portfolio

	Class H
Selected Per Share Data and Ratios	Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$18.13
Income from Investment Operations:
Net Investment Income†	0.10
Net Realized and Unrealized Gain	0.21
Total from Investment Operations	0.31
Distributions from and/or in Excess of:
Net Investment Income	(0.31)
Net Realized Gain	(0.30)
Total Distributions	(0.61)
Net Asset Value, End of Period	$17.83
Total Return++	1.62	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,740
Ratio of Expenses to Average Net Assets	1.24	%+*
Ratio of Net Investment Income to Average Net Assets	0.79	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	34	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Franchise Portfolio

	Class L
Selected Per Share Data and Ratios	Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$18.13
Income from Investment Operations:
Net Investment Income†	0.10
Net Realized and Unrealized Gain	0.16
Total from Investment Operations	0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.26)
Net Realized Gain	(0.30)
Total Distributions	(0.56)
Net Asset Value, End of Period	$17.83
Total Return++	1.36	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,525
Ratio of Expenses Average Net Assets	1.73	%+*
Ratio of Net Investment Income to Average Net Assets	0.84	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	34	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, resilient business franchises and growth potential. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$16,875	$20,768	$—	$37,643
Diversified Financial Services	7,849	—	—	7,849
Electrical Equipment	—	6,762	—	6,762
Food Products	25,022	83,136	—	108,158
Household Products	18,796	29,660	—	48,456
Information Technology Services	30,554	—	—	30,554
Insurance	—	4,825	—	4,825
Machinery	—	5,292	—	5,292
Personal Products	6,643	—	—	6,643
Pharmaceuticals	—	21,669	—	21,669
Professional Services	—	6,981	—	6,981
Software	18,630	17,747	—	36,377
Textiles, Apparel & Luxury Goods	3,418	—	—	3,418
Tobacco	19,718	85,322	—	105,040
Total Common Stocks	147,505	282,162	—	429,667
Short-Term Investment —
Investment Company	18,510	—	—	18,510
Total Assets	$166,015	$282,162	$—	$448,177

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $235,683,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are focused in a limited number of countries and regions. This focus may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2012, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.79% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.00% for Class I shares, 1.25% for Class P shares, 1.25% for Class H shares and 1.75% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $285,449,000 and $109,761,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $17,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$7,812	$224,125	$213,427	$3	$18,510

During the year ended December 31, 2012, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred approximately $11,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,414	$6,886	$3,615	$2,396

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Distributions in Excess of Net Investment Income (000)	Distribution in Excess of Net Realized Gain (000)	Paid-in Capital (000)
$152	($152)	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$2,319

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $405,483,000. The aggregate gross unrealized appreciation is approximately $48,812,000 and the aggregate gross unrealized depreciation is approximately $6,118,000 resulting in net unrealized appreciation of approximately $42,694,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $1,862,000 which will expire on December 31, 2017. These losses may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $4,201,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2012, the Portfolio deferred to January 1, 2013 for U.S. Federal income tax purposes the following losses:

Specified Ordinary Losses (000)	Capital Losses (000)
$26	$—

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 42.6% and 28.6%, for Class I and Class P shares, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012. For corporate shareholders, 55.5% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $6,886,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $7,449,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $348,000, and has derived net income from sources within foreign countries amounting to approximately $6,506,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

30

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFANN
IU13-00332P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Frontier Emerging Markets Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
U.S. Privacy Policy	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Frontier Emerging Markets Portfolio performed during the period ended December 31, 2012.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Frontier Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 11/1/12-12/31/12.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Frontier Emerging Markets Portfolio Class I	$1,000.00	$1,039.40	$1,005.25	$3.14	$3.09	1.85%
Frontier Emerging Markets Portfolio Class P	1,000.00	1,037.70	1,004.83	3.57	3.51	2.10
Frontier Emerging Markets Portfolio Class H	1,000.00	1,037.20	1,004.83	3.57	3.51	2.10
Frontier Emerging Markets Portfolio Class L	1,000.00	1,037.10	1,003.98	4.43	4.36	2.60

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 61/366 (to reflect the actual days in the period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Frontier Emerging Markets Portfolio

The Frontier Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation.

Performance

On September 17, 2012, all of the assets and liabilities of the Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio.

Beginning with the fiscal period ended December 31, 2012, the fiscal year end for this Portfolio will be for periods ended December 31. Prior to December 31, 2012, the fiscal year was reported and audited as of October 31. The last audited fiscal year was for the twelve months ended October 31, 2012.

The financial highlights included in this annual report cover the period from November 1, 2012 to December 31, 2012.

For the period from November 1, 2012 to December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 3.94%, net of fees, for Class I shares. During the period, the Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) Frontier Markets Index (the "Index"), which returned 3.76%.

Factors Affecting Performance

•  The reporting period encompasses two months. We believe such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  We believe long-term prospects remain constructive given the compelling economic, demographic and productivity characteristics of many frontier markets, despite several well-known challenges. Battles in Syria between opposition forces and the military continue to present political challenge for regional markets. Other individual frontier markets face their own specific challenges. Structural problems and sluggish recoveries in the developed countries, combined with slowing growth in many emerging countries, continue to dampen equity performance generally. However, we believe strong fundamentals and earnings prospects in much of the frontier universe contribute to our constructive strategic outlook for the asset class.

•  We continue to focus on countries where gross domestic product (GDP) growth, fiscal policy and reform agendas remain constructive, as well as on companies with strong earnings visibility, sensible management and solid balance sheets. We continue to search for oversold opportunities where valuations do not reflect underlying fundamentals, in our view. This core approach has not changed.

•  We remain overweight in such countries as Saudi Arabia, Nigeria, Sri Lanka, Romania and Qatar, where there is sustainable reform-led growth and reasonable inflation. Kuwait and Pakistan remain our largest underweight country positions relative to the Index.†

  †  Country weightings are subject to change.

*  Minimum Investment for Class I shares

**  Commenced Operations on August 25, 2008. Performance shown for the Portfolio's Class I shares reflects the performance of the common shares of the Predecessor Fund for periods prior to September 17, 2012.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Frontier Emerging Markets Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) Frontier Markets Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	22.28%	—	—	-4.92%
MSCI Frontier Markets Index	8.85	—	—	-10.20
Lipper Emerging Markets Funds Index	20.08	—	—	4.30
Portfolio — Class P Shares w/o sales charges(5)	—	—	—	5.50
MSCI Frontier Markets Index	—	—	—	4.98
Lipper Emerging Markets Funds Index	—	—	—	4.91
Portfolio — Class H Shares w/o sales charges(5)	—	—	—	5.45
Portfolio — Class H Shares with maximum 4.75% sales charges(5)	—	—	—	0.41
MSCI Frontier Markets Index	—	—	—	4.98
Lipper Emerging Markets Funds Index	—	—	—	4.91
Portfolio — Class L Shares w/o sales charges(5)	—	—	—	5.36
MSCI Frontier Markets Index	—	—	—	4.98
Lipper Emerging Markets Funds Index	—	—	—	4.91

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for periods less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Morgan Stanley Capital International (MSCI) Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Index currently consists of 25 frontier market country indices. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification. Note, the Lipper Emerging Markets Funds Classification includes both frontier and emerging market funds. There currently is not a separate Lipper classification which only includes funds focused specifically on frontier markets.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  On September 17, 2012, all assets and liabilities of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio ("the Portfolio"). Performance shown for Class I shares reflects the performance of the shares of the Predecessor Fund for periods prior to September 17, 2012. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. The Predecessor Fund commenced operations on August 25, 2008.

(5)  Commenced operations on September 14, 2012.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Banks	36.8%
Other*	34.8
Diversified Telecommunication Services	7.9
Beverages	7.2
Industrial Conglomerates	6.8
Wireless Telecommunication Services	6.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Frontier Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (82.8%)
Argentina (4.3%)
Commercial Banks
Banco Macro SA ADR (a)	29,199	$530
Diversified Telecommunication Services
Telecom Argentina SA ADR	42,831	487
Oil, Gas & Consumable Fuels
YPF SA ADR	81,374	1,184
		2,201
Austria (0.8%)
Oil, Gas & Consumable Fuels
OMV AG	11,061	402
Bangladesh (4.5%)
Commercial Banks
Islami Bank Bangladesh Ltd.	1,767,375	948
Pharmaceuticals
Renata Ltd.	2,950	28
Wireless Telecommunication Services
GrameenPhone Ltd.	609,072	1,336
		2,312
France (0.5%)
Oil, Gas & Consumable Fuels
Total SA ADR	5,207	271
Kenya (8.6%)
Beverages
East African Breweries Ltd.	603,900	1,859
Commercial Banks
Kenya Commercial Bank Ltd.	3,985,421	1,404
Media
Scan Group Ltd.	1,521,000	1,192
		4,455
Kuwait (3.9%)
Commercial Banks
Burgan Bank SAK	1,053,104	1,995
Laos (2.9%)
Automobiles
Kolao Holdings (a)	85,379	1,472
Nigeria (19.8%)
Beverages
Nigerian Breweries PLC	1,972,074	1,857
Commercial Banks
FBN Holdings PLC	19,776,833	1,992
Guaranty Trust Bank PLC	14,622,365	2,154
Zenith Bank PLC	15,849,431	1,979
		6,125
Construction Materials
Dangote Cement PLC	2,135,647	1,696
Oil, Gas & Consumable Fuels
Afren PLC (a)	246,500	540
		10,218
	Shares	Value (000)
Panama (2.5%)
Airlines
Copa Holdings SA, Class A	12,700	$1,263
Qatar (14.2%)
Commercial Banks
Qatar National Bank SAQ	52,632	1,894
Diversified Telecommunication Services
Qatar Telecom Q-Tel QSC	65,565	1,879
Energy Equipment & Services
Gulf International Services OSC	219,318	1,812
Industrial Conglomerates
Industries Qatar QSC	40,992	1,749
		7,334
Romania (4.9%)
Commercial Banks
Banca Transilvania (a)	3,148,068	1,188
Diversified Financial Services
Fondul Proprietatea SA	8,330,652	1,360
		2,548
South Africa (2.5%)
Food Products
Tiger Brands Ltd.	33,900	1,305
Sri Lanka (6.0%)
Commercial Banks
Commercial Bank of Ceylon PLC	1,664,293	1,339
Industrial Conglomerates
John Keells Holdings PLC	1,009,940	1,740
		3,079
United Arab Emirates (7.4%)
Air Freight & Logistics
Aramex PJSC	3,553,177	1,931
Commercial Banks
First Gulf Bank PJSC	586,545	1,886
		3,817
Total Common Stocks (Cost $36,970)		42,672
Participation Notes (13.2%)
Saudi Arabia (9.9%)
Commercial Banks
Alinma Bank, expires 9/27/16 (a)	243,981	836
Al Rajhi Bank Series 0002, expires 2/16/15 (a)	46,355	804
		1,640
Diversified Financial Services
Saudi Hollandi Bank Series 000B, expires 4/11/13 (a)	41,623	301
Food & Staples Retailing
Herfy Food Services Co., expires 12/1/14 (a)	8,477	236
Herfy Food Services Co. Series 0001, expires 5/17/13 (a)	34,478	958
		1,194

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Frontier Emerging Markets Portfolio

	Shares	Value (000)
Wireless Telecommunication Services
Etihad Etisalat Co., expires 9/27/16 (a)	98,013	$1,986
		5,121
United Arab Emirates (3.3%)
Diversified Telecommunication Services
Emirates Telecommunications Corp., expires 4/14/14 (a)	688,891	1,698
Total Participation Notes (Cost $6,979)		6,819
Short-Term Investment (3.8%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $1,948)	1,948,079	1,948
Total Investments (99.8%) (Cost $45,897) (b)		51,439
Other Assets in Excess of Liabilities (0.2%)		83
Net Assets (100.0%)		$51,522

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $26,947,000 and 52.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

PJSC  Public Joint Stock Company.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Frontier Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $43,949)	$49,491
Investment in Security of Affiliated Issuer, at Value (Cost $1,948)	1,948
Total Investments in Securities, at Value (Cost $45,897)	51,439
Foreign Currency, at Value (Cost $165)	165
Cash	200
Prepaid Offering Costs	89
Receivable for Investments Sold	74
Dividends Receivable	11
Receivable from Affiliate	—	@
Other Assets	2
Total Assets	51,980
Liabilities:
Payable for Portfolio Shares Redeemed	115
Payable for Reorganization Expense	110
Payable for Professional Fees	63
Payable for Custodian Fees	59
Payable for Investments Purchased	44
Deferred Capital Gain Country Tax	19
Payable for Transfer Agent Fees	18
Payable for Administration Fees	3
Payable for Advisory Fees	3
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	24
Total Liabilities	458
Net Assets	$51,522
Net Assets Consist Of:
Paid-in-Capital	$85,435
Distributions in Excess of Net Investment Income	(2)
Accumulated Net Realized Loss	(39,435)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $19 Deferred Capital Gain Country Tax)	5,523
Foreign Currency Translations	1
Net Assets	$51,522
CLASS I:
Net Assets	$51,415
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	3,610,953
Net Asset Value, Offering and Redemption Price Per Share	$14.24
CLASS P:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	727
Net Asset Value, Offering and Redemption Price Per Share	$14.20
CLASS H:
Net Assets	$87
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	6,111
Net Asset Value, Redemption Price Per Share	$14.19
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.71
Maximum Offering Price Per Share	$14.90
CLASS L:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	727
Net Asset Value, Offering and Redemption Price Per Share	$14.19

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Frontier Emerging Markets Portfolio

Statements of Operations	Period from November 1, 2012 to December 31, 2012 (000)		Year Ended October 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 and $226 of Foreign Taxes Withheld, respectively)	$54		$3,203
Interest from Securities of Unaffiliated Issuers	1		—
Dividends from Security of Affiliated Issuer	—	@	6
Total Investment Income	55		3,209
Expenses:
Advisory Fees (Note B)	111		1,229
Professional Fees	80		186
Custodian Fees (Note F)	40		228
Offering Costs	20		15
Transfer Agency Fees (Note E)	16		24
Administration Fees (Note C)	7		67
Shareholder Reporting Fees	6		25
Registration Fees	2		—
Pricing Fees	1		6
Directors' Fees and Expenses	—	@	3
Distribution and Shareholder Services Fees — Class P (Note D)	—	@	— @
Distribution and Shareholder Services Fees — Class H (Note D)	—	@	— @
Distribution and Shareholder Services Fees — Class L (Note D)	—	@	— @
Reorganization Expense	—		245
Other Expenses	11		31
Expenses Before Non Operating Expenses	294		2,059
Bank Overdraft Expense	—		1
Total Expenses	294		2,060
Waiver of Advisory Fees (Note B)	(111)		(71)
Expenses Reimbursed by Adviser (Note B)	(18)		—
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)	(5)
Expense Offset (Note F)	(—	@)	(— @)
Net Expenses	165		1,984
Net Investment Income (Loss)	(110)		1,225
Realized Gain (Loss):
Investments Sold (Net of Capital Gain Country Tax of $65 and $13, respectively)	3,780		(1,925)
Foreign Currency Transactions	(2)		(133)
Net Realized Gain (Loss)	3,778		(2,058)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax Accruals of $59 and $65, respectively)	(1,733)		10,321
Foreign Currency Translations	3		(2)
Net Change in Unrealized Appreciation (Depreciation)	(1,730)		10,319
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	2,048		8,261
Net Increase in Net Assets Resulting from Operations	$1,938		$9,486

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Frontier Emerging Markets Portfolio

Statements of Changes in Net Assets	Period from November 1, 2012 to December 31, 2012 (000)	Year Ended October 31, 2012 (000)	Year Ended October 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(110)	$1,225	$2,296
Net Realized Gain (Loss)	3,778	(2,058)	3,631
Net Change in Unrealized Appreciation (Depreciation)	(1,730)	10,319	(21,317)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,938	9,486	(15,390)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,092)	(1,445)	(1,310)
Class P:
Net Investment Income	(— @)	—	—
Class H:
Net Investment Income	(1)	—	—
Class L:
Net Investment Income	(— @)	—	—
Total Distributions	(1,093)	(1,445)	(1,310)
Capital Share Transactions:(1)
Class I:
Subscribed	770	618	—
Distributions Reinvested	903	—	—
Redeemed	(9,855)	(35,040)	—
Class P:
Subscribed	—	10 *	—
Class H:
Subscribed	100	10 *	—
Distributions Reinvested	1	—	—
Redeemed	(25)	—	—
Class L:
Subscribed	—	10 *	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,106)	(34,392)	—
Redemption Fees	24	148	—
Total Decrease in Net Assets	(7,237)	(26,203)	(16,700)
Net Assets:
Beginning of Period	58,759	84,962	101,662
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(2), $1,092 and $1,443)	$51,522	$58,759	$84,962
(1) Capital Share Transactions:
Class I:
Shares Subscribed	55	45	—
Shares Issued on Distributions Reinvested	65	—	—
Shares Redeemed	(703)	(2,514)	—
Net Decrease in Class I Shares Outstanding	(583)	(2,469)	—
Class P:
Shares Subscribed	—	1 *	—
Class H:
Shares Subscribed	7	1 *	—
Shares Issued on Distributions Reinvested	— @@	—	—
Shares Redeemed	(2)	—	—
Net Increase in Class H Shares Outstanding	5	1 *	—
Class L:
Shares Subscribed	—	1 *	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period September 17, 2012 (commencement of operations) to October 31, 2012.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Frontier Emerging Markets Portfolio

	Class I
	Period from November 1, 2012 to December 31,		Year Ended October 31,					Period from August 27, 2008^ to October 31,
Selected Per Share Data and Ratios	2012		2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$14.00		$12.75	$15.26	$13.19		$11.79	$19.10
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.03)		0.19	0.34	0.13		0.21	(0.04)
Net Realized and Unrealized Gain (Loss)	0.56		1.26	(2.65)	2.06		1.18	(7.23)
Total from Investment Operations	0.53		1.45	(2.31)	2.19		1.39	(7.27)
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.22)	(0.20)	(0.21)		—	—
Offering Cost Charge to Capital	—		—	—	—		—	(0.04)
Anti-Dilutive Effect of Share Repurchase Program	—		—	—	0.09		0.01	—
Redemption Fees	0.01		0.02	—	—		—	—
Net Asset Value, End of Period	$14.24		$14.00	$12.75	$15.26		$13.19	$11.79
Total Return++	3.94	%#	12.03%	(15.35)%	17.95%		11.87%	(38.27	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$51,415		$58,729	$84,962	$101,662		$93,038	$83,742
Ratio of Expenses to Average Net Assets (1)	1.85	%+††*	2.38%+	2.03%+	2.13	%+	2.05%+	2.71	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		2.38%+	N/A	N/A		N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(1.23	)%+††*	1.47%+	2.32%+	1.00	%+	1.89%+	(1.38	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.01%	0.00%§	0.00	%§	0.01%	0.03	%*
Portfolio Turnover Rate	13	%#	59%	60%	42%		54%	31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.31	%††*	2.47%	N/A	N/A		N/A	N/A
Net Investment Income (Loss) to Average Net Assets	(2.69	)%††*	1.38%	N/A	N/A		N/A	N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Frontier Emerging Markets Portfolio

	Class P
Selected Per Share Data and Ratios	Period from November 1, 2012 to December 31, 2012		Period from September 14, 2012^ to October 31, 2012
Net Asset Value, Beginning of Period	$13.97		$13.76
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)		(0.02)
Net Realized and Unrealized Gain	0.56		0.23
Total from Investment Operations	0.53		0.21
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		—
Net Asset Value, End of Period	$14.20		$13.97
Total Return++	3.77	%#	1.67	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10
Ratio of Expenses to Average Net Assets (1)	2.10	%+††*	2.10	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		2.09	%*+
Ratio of Net Investment Loss to Average Net Assets (1)	(1.48	)%+††*	(0.88	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.01	%*
Portfolio Turnover Rate	13	%#	59	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.56	%††*	2.92	%*
Net Investment Loss to Average Net Assets	(2.94	)%††*	(1.70	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Frontier Emerging Markets Portfolio

	Class H
Selected Per Share Data and Ratios	Period from November 1, 2012 to December 31, 2012		Period from September 14, 2012^ to October 31, 2012
Net Asset Value, Beginning of Period	$13.97		$13.76
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)		(0.02)
Net Realized and Unrealized Gain	0.55		0.23
Total from Investment Operations	0.52		0.21
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		—
Net Asset Value, End of Period	$14.19		$13.97
Total Return++	3.72	%#	1.67	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$87		$10
Ratio of Expenses to Average Net Assets (1)	2.10	%+††*	2.10	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		2.09	%*+
Ratio of Net Investment Loss to Average Net Assets (1)	(1.48	)%+††*	(0.88	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.01	%*
Portfolio Turnover Rate	13	%#	59	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.55	%††*	2.92	%*
Net Investment Loss to Average Net Assets	(2.93	)%††*	(1.70	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Frontier Emerging Markets Portfolio

	Class L
Selected Per Share Data and Ratios	Period from November 1, 2012 to December 31, 2012		Period from September 14, 2012^ to October 31, 2012
Net Asset Value, Beginning of Period	$13.96		$13.76
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.05)		(0.02)
Net Realized and Unrealized Gain	0.57		0.22
Total from Investment Operations	0.52		0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		—
Net Asset Value, End of Period	$14.19		$13.96
Total Return++	3.71	%#	1.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10
Ratio of Expenses Average Net Assets (1)	2.60	%+††*	2.60	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		2.59	%*+
Ratio of Net Investment Loss to Average Net Assets (1)	(1.98	)%+††*	(1.37	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.01	%*
Portfolio Turnover Rate	13	%#	59	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.08	%††*	3.49	%*
Net Investment Loss to Average Net Assets	(3.46	)%††*	(2.26	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Frontier Emerging Markets Portfolio (formerly Morgan Stanley Frontier Emerging Markets Fund, Inc.). The Portfolio seeks long-term capital appreciation. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

On September 17, 2012, the Frontier Emerging Markets Portfolio acquired all of the assets and liabilities of Morgan Stanley Frontier Emerging Markets Fund, Inc. ("Frontier Emerging Markets Fund, Inc."), a closed-end investment company, in exchange for Class I shares of the Portfolio. Based on the respective valuations as of the close of business on September 14, 2012, pursuant to a Plan of Reorganization approved by the shareholders of Frontier Emerging Markets Fund, Inc. on August 22, 2012 ("Reorganization"). The net assets of Frontier Emerging Markets Fund, Inc. before the Reorganization were approximately $91,975,000, including unrealized appreciation of approximately $12,776,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $91,975,000.

Information for the Frontier Emerging Markets Fund, Inc. shares prior to the Reorganization is included with Class I shares throughout this report. As a result of the Reorganization, the Portfolio is the accounting successor of the Frontier Emerging Markets Fund, Inc. The Portfolio incurred approximately $245,000 of expenses as a result of the Reorganization and is shown as "Reorganization Expense" within the Statements of Operations.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$1,931	$—	$1,931
Airlines	1,263	—	—	1,263
Automobiles	—	1,472	—	1,472
Beverages	1,857	1,859	—	3,716
Commercial Banks	7,603	9,706	—	17,309
Construction Materials	1,696	—	—	1,696
Diversified Financial Services	—	1,360	—	1,360
Diversified Telecommunication Services	487	1,879	—	2,366
Energy Equipment & Services	—	1,812	—	1,812
Food Products	—	1,305	—	1,305
Industrial Conglomerates	—	3,489	—	3,489
Media	—	1,192	—	1,192
Oil, Gas & Consumable Fuels	1,455	942	—	2,397
Pharmaceuticals	28	—	—	28
Wireless Telecommunication Services	1,336	—	—	1,336
Total Common Stocks	15,725	26,947	—	42,672
Participation Notes	—	6,819	—	6,819
Short-Term Investment — Investment Company	1,948	—	—	1,948
Total Assets	$17,673	$33,766	$—	$51,439

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $26,546,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

A significant portion of the Portfolio's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012`

Notes to Financial Statements (cont'd)

in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class P shares, Class H shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.85% for Class I shares, 2.10% for Class P shares, 2.10% for Class H shares and 2.60% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the period ended December 31, 2012, approximately $129,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statements of Operations.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $6,917,000 and $18,709,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended December 31, 2012, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended December 31, 2012 is as follows:

Value October 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2012 (000)
$—	$5,657	$3,709	$—	@	$1,948

@  Amount is less than $500.

During the period ended December 31, 2012, the Portfolio incurred approximately $8,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax periods from the tax period ended October 31, 2009 through the tax period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

Period from November 1 through December 31, 2012 Distributions Paid From:		Year Ended October 31, 2012 Distributions Paid From:		Year Ended October 31, 2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,093	$—	$1,445	$—	$1,310	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, distributions in excess of net investment income and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$109	$2	$(111)

At December 31, 2012, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2012, the aggregate cost for federal income tax purposes is $45,962,000. The aggregate gross unrealized appreciation is $7,318,000 and the aggregate gross unrealized depreciation is $1,841,000, resulting in net unrealized appreciation of $5,477,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

During the period ended December 31, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $3,845,000.

In addition, at December 31, 2012, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$8,647	December 31, 2015
26,532	December 31, 2016
4,191	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other (Unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 10.7% for Class I shares.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Frontier Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Frontier Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frontier Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable period ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $2,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $2,000 and has derived net income from sources within foreign countries amounting to approximately $56,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and number of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long-Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

31

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIFEMANN
IU13-00381P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Small Company Growth Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Small Company Growth Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class I	$1,000.00	$1,057.20	$1,019.86	$5.43	$5.33	1.05%
Small Company Growth Portfolio Class P	1,000.00	1,055.30	1,018.60	6.72	6.60	1.30
Small Company Growth Portfolio Class H	1,000.00	1,055.20	1,018.60	6.72	6.60	1.30
Small Company Growth Portfolio Class L	1,000.00	1,053.10	1,016.09	9.29	9.12	1.80

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Small Company Growth Portfolio

The Small Company Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 17.10%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 2000® Growth Index (the "Index"), which returned 14.59%.

Factors Affecting Performance

•  Despite economic uncertainties in the U.S., Europe and China, accommodative monetary policy from central banks around the world helped buoy the prices of stocks and other risky assets during the 12 months ended December 31, 2012. The market was volatile during the year. The U.S. economy appeared to hit a soft patch in the spring, problems in Greece and Spain reignited concerns about the European debt crisis, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) weighed on the market. However, a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve (including a third round of quantitative easing, or QE3) eased fears. Corporate earnings growth remained strong, further contributing to market gains during the year, but was expected to weaken in 2013.

•  The largest contributor to relative performance was the producer durables sector, bolstered by strong stock selection. A holding in a data provider for the commercial real estate industry was the leading contributor within the sector.

•  An underweight position in the energy sector was advantageous, as the sector was the weakest performer in the Index.

•  Stock selection in the technology sector also boosted relative returns, led by a position in a business management software company.

•  Stock selection in the financial services sector was detrimental, with weakness from a position in a personal finance web site.

•  The health care sector also detracted from performance, although an underweight in the sector was modestly beneficial. A holding in a hospital billings and debt collections firm was the main laggard.

•  Stock selection in the consumer discretionary sector was also unfavorable. The weakest performer in the sector was a holding in an online travel company based in India (which is not represented in the Index).

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Period Ended December 31, 2012
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	17.10%	3.09%	10.10%	10.67%
Russell 2000® Growth Index	14.59	3.49	9.80	6.74
Lipper Small-Cap Growth Funds Index	14.95	2.09	8.56	8.58
Portfolio — Class P Shares w/o sales charges(5)	16.70	2.82	9.82	9.43
Russell 2000® Growth Index	14.59	3.49	9.80	4.95
Lipper Small-Cap Growth Funds Index	14.95	2.09	8.56	6.27
Portfolio — Class H Shares w/o sales charges(6)	16.79	—	—	11.13
Portfolio — Class H Shares with maximum 4.75% sales charges(6)	11.23	—	—	6.48
Russell 2000® Growth Index	14.59	—	—	11.48
Lipper Small-Cap Growth Funds Index	14.95	—	—	11.35
Portfolio — Class L Shares w/o sales charges(6)	16.21	—	—	10.56
Russell 2000® Growth Index	14.59	—	—	11.48
Lipper Small-Cap Growth Funds Index	14.95	—	—	11.35

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	68.1%
Commercial Services	16.6
Computer Services, Software & Systems	15.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (94.5%)
Advertising Agencies (0.1%)
Aimia, Inc. (Canada)	51,953	$777
Air Transport (1.1%)
XPO Logistics, Inc. (a)	809,780	14,074
Alternative Energy (0.3%)
Halcon Resources Corp. (a)	586,358	4,058
Asset Management & Custodian (2.6%)
CETIP SA — Mercados Organizados (Brazil)	636,373	7,943
Greenhill & Co., Inc.	514,694	26,759
		34,702
Banks: Diversified (1.7%)
Financial Engines, Inc. (a)	823,790	22,860
Beverage: Brewers & Distillers (2.8%)
Boston Beer Co., Inc. (The) (a)	275,676	37,065
Biotechnology (0.9%)
Abcam PLC (United Kingdom)	1,887,061	11,851
Cement (2.5%)
Eagle Materials, Inc.	577,197	33,766
Chemicals: Diversified (3.6%)
Intrepid Potash, Inc.	614,570	13,084
Rockwood Holdings, Inc.	720,846	35,653
		48,737
Commercial Services (16.7%)
Advisory Board Co. (The) (a)	1,485,653	69,514
Corporate Executive Board Co. (The)	1,456,886	69,144
CoStar Group, Inc. (a)	637,991	57,017
MercadoLibre, Inc. (Brazil)	354,073	27,819
		223,494
Computer Services, Software & Systems (12.2%)
MakeMyTrip Ltd. (India) (a)	1,085,330	13,501
MicroStrategy, Inc., Class A (a)	100,221	9,359
NetSuite, Inc. (a)	901,406	60,665
OpenTable, Inc. (a)	599,951	29,277
Solera Holdings, Inc.	801,012	42,830
Yelp, Inc. (a)	359,343	6,774
		162,406
Computer Technology (2.6%)
Bankrate, Inc. (a)	1,046,681	13,031
Youku Tudou, Inc. ADR (China) (a)	781,322	14,251
Zillow, Inc., Class A (a)	244,569	6,787
		34,069
Consumer Electronics (0.8%)
Sohu.com, Inc. (China) (a)	223,000	10,557
Diversified Retail (3.8%)
Blue Nile, Inc. (a)	714,562	27,510
Citi Trends, Inc. (a)	577,818	7,951
Groupon, Inc. (a)	3,031,542	14,794
		50,255
	Shares	Value (000)
Electronic Components (1.7%)
3D Systems Corp. (a)	183,587	$9,795
Cogent Communications Group, Inc.	594,712	13,464
		23,259
Entertainment (3.5%)
Legend Pictures LLC Ltd. (a)(b)(c) (acquisition cost — $5,829; acquired 3/8/12)	5,452	10,104
Vail Resorts, Inc.	689,003	37,268
		47,372
Foods (2.4%)
Fiesta Restaurant Group, Inc. (a)	1,477,900	22,642
Ocado Group PLC (United Kingdom) (a)	6,812,356	9,646
		32,288
Health Care Facilities (0.1%)
LCA-Vision, Inc. (a)	570,000	1,625
Health Care Management Services (2.6%)
HMS Holdings Corp. (a)	1,315,591	34,100
Health Care Services (3.9%)
athenahealth, Inc. (a)	710,942	52,219
Home Building (0.5%)
Brookfield Incorporacoes SA (Brazil)	3,625,056	6,201
Insurance: Multi-Line (2.1%)
Greenlight Capital Re Ltd., Class A (a)	1,036,022	23,912
Pico Holdings, Inc. (a)	210,227	4,261
		28,173
Machinery: Industrial (1.7%)
Rexnord Corp. (a)	1,047,336	22,308
Medical & Dental Instruments & Supplies (3.1%)
Techne Corp.	610,536	41,724
Medical Services (0.1%)
Zeltiq Aesthetics, Inc. (a)	431,099	1,996
Oil Well Equipment & Services (1.4%)
Oasis Petroleum, Inc. (a)	575,075	18,287
Oil: Crude Producers (0.6%)
Gulfport Energy Corp. (a)	201,486	7,701
Pharmaceuticals (0.9%)
Ironwood Pharmaceuticals, Inc. (a)	1,120,465	12,426
Printing and Copying Services (1.0%)
VistaPrint N.V. (a)	391,491	12,864
Publishing (1.8%)
Morningstar, Inc.	358,717	22,538
Shutterstock, Inc. (a)	46,218	1,202
		23,740
Restaurants (1.5%)
Dunkin' Brands Group, Inc.	600,761	19,933
Scientific Instruments: Pollution Control (1.6%)
Covanta Holding Corp.	1,159,900	21,365

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Semiconductors & Components (4.4%)
First Solar, Inc. (a)	1,318,185	$40,706
Tessera Technologies, Inc.	1,126,940	18,504
		59,210
Specialty Retail (0.9%)
Five Below, Inc. (a)	378,401	12,124
Technology: Miscellaneous (0.7%)
iRobot Corp. (a)	467,630	8,763
Telecommunications Equipment (2.1%)
Angie's List, Inc. (a)	1,680,609	20,150
Pandora Media, Inc. (a)	838,546	7,698
		27,848
Truckers (0.7%)
LLX Logistica SA (Brazil) (a)	8,171,230	9,682
Utilities: Electrical (3.5%)
AET&D Holdings No. 1 Ltd. (Australia) (a)(b)(d)	6,682,555	—
Brookfield Infrastructure Partners LP (Canada)	1,327,955	46,811
		46,811
Total Common Stocks (Cost $942,517)		1,260,690
Preferred Stocks (0.9%)
Advertising Agencies (0.1%)
Glam Media, Inc. Series M-1 (a)(b)(c) (acquisition cost — $5,449; acquired 3/19/08)	361,920	1,401
Glam Media, Inc. Escrow Series M-1 (a)(b)(c) (acquisition cost — $506; acquired 3/19/08)	51,702	130
		1,531
Health Care Services (0.8%)
Castlight Health, Inc. (a)(b)(c) (acquisition cost — $7,387; acquired 6/4/10)	1,796,926	10,782
Total Preferred Stocks (Cost $13,342)		12,313
Convertible Preferred Stocks (4.0%)
Alternative Energy (0.1%)
Better Place, Inc. (a)(b)(c) (acquisition cost — $8,663; acquired 1/25/10)	3,465,201	1,040
Computer Services, Software & Systems (3.3%)
Twitter, Inc. Series E (a)(b)(c) (acquisition cost — $6,019; acquired 9/24/09)	2,259,658	36,358
Workday, Inc. (a)(b)(c) (acquisition cost — $2,113; acquired 10/12/11)	159,335	8,105
		44,463
Computer Technology (0.0%)
Youku Tudou, Inc., Class A (China) (a)(b)(c) (acquisition cost — $@; acquired 9/16/10)	1	—	@
Consumer Services: Miscellaneous (0.6%)
Xoom Corp. Series F (a)(b)(c) (acquisition cost — $7,473; acquired 2/23/10)	2,610,922	8,068
Total Convertible Preferred Stocks (Cost $24,268)		53,571
	Face Amount (000)	Value (000)
Promissory Notes (0.1%)
Advertising Agencies (0.1%)
Glam Media, Inc. 9.00%, 12/3/13 (b)(c) (acquisition cost — $2,301; acquired 3/19/08)	$793	$793
Glam Media, Inc. Escrow 9.00%, 12/3/13 (b)(c) (acquisition cost — $215; acquired 3/19/08)	113	29
Total Promissory Notes (Cost $2,516)		822
	Shares
Short-Term Investment (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $21,929)	21,929,393	21,929
Total Investments (101.1%) (Cost $1,004,572) (e)		1,349,325
Liabilities in Excess of Other Assets (-1.1%)		(14,878)
Net Assets (100.0%)		$1,334,447

(a)  Non-income producing security.

(b)  At December 31, 2012, the Portfolio held fair valued securities valued at approximately $76,810,000, representing 5.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to approximately $76,810,000 and represents 5.8% of net assets.

(d)  Security has been deemed illiquid at December 31, 2012.

(e)  The approximate fair value and percentage of net assets, $45,323,000 and 3.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

@  Value is less than $500.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $982,643)	$1,327,396
Investment in Security of Affiliated Issuer, at Value (Cost $21,929)	21,929
Total Investments in Securities, at Value (Cost $1,004,572)	1,349,325
Receivable for Portfolio Shares Sold	3,809
Receivable for Investments Sold	813
Dividends Receivable	114
Interest Receivable	88
Receivable from Affiliate	5
Other Assets	26
Total Assets	1,354,180
Liabilities:
Payable for Portfolio Shares Redeemed	13,874
Payable for Advisory Fees	2,865
Payable for Investments Purchased	1,745
Payable for Sub Transfer Agency Fees	856
Payable for Administration Fees	90
Payable for Transfer Agent Fees	65
Payable for Distribution and Shareholder Services Fees — Class P	35
Payable for Distribution and Shareholder Services Fees — Class H	6
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Professional Fees	27
Payable for Custodian Fees	17
Payable for Directors' Fees and Expenses	8
Other Liabilities	143
Total Liabilities	19,733
Net Assets	$1,334,447
Net Assets Consist of:
Paid-in-Capital	$979,869
Accumulated Net Investment Loss	(407)
Accumulated Net Realized Gain	10,232
Unrealized Appreciation (Depreciation) on:
Investments	344,753
Foreign Currency Translations	(— @)
Net Assets	$1,334,447
CLASS I:
Net Assets	$1,143,640
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	80,774,126
Net Asset Value, Offering and Redemption Price Per Share	$14.16
CLASS P:
Net Assets	$156,824
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	11,940,369
Net Asset Value, Offering and Redemption Price Per Share	$13.13
CLASS H:
Net Assets	$32,287
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,457,412
Net Asset Value, Redemption Price Per Share	$13.14
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.66
Maximum Offering Price Per Share	$13.80
CLASS L:
Net Assets	$1,696
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	129,875
Net Asset Value, Offering and Redemption Price Per Share	$13.06

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $22 of Foreign Taxes Withheld)	$11,621
Interest from Securities of Unaffiliated Issuers	88
Dividends from Security of Affiliated Issuer	47
Total Investment Income	11,756
Expenses:
Advisory Fees (Note B)	12,479
Sub Transfer Agency Fees	1,158
Administration Fees (Note C)	1,109
Distribution and Shareholder Services Fees — Class P (Note D)	558
Distribution and Shareholder Services Fees — Class H (Note D)	82
Distribution and Shareholder Services Fees — Class L (Note D)	13
Shareholder Reporting Fees	189
Transfer Agency Fees (Note E)	184
Custodian Fees (Note F)	105
Registration Fees	89
Professional Fees	72
Directors' Fees and Expenses	37
Pricing Fees	7
Other Expenses	61
Total Expenses	16,143
Waiver of Advisory Fees (Note B)	(938)
Rebate from Morgan Stanley Affiliate (Note G)	(38)
Expense Offset (Note F)	(— @)
Net Expenses	15,167
Net Investment Loss	(3,411)
Realized Gain:
Investments Sold	74,064
Foreign Currency Transactions	8
Net Realized Gain	74,072
Change in Unrealized Appreciation (Depreciation):
Investments	151,012
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	151,012
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	225,084
Net Increase in Net Assets Resulting from Operations	$221,673

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(3,411)	$(5,631)
Net Realized Gain	74,072	47,068
Net Change in Unrealized Appreciation (Depreciation)	151,012	(193,850)
Net Increase (Decrease) in Net Assets Resulting from Operations	221,673	(152,413)
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(49,670)	(19,649)
Class P:
Net Realized Gain	(7,977)	(5,558)
Class H:
Net Realized Gain	(1,517)	(630)
Class L:
Net Realized Gain	(80)	(33)
Total Distributions	(59,244)	(25,870)
Capital Share Transactions:(1)
Class I:
Subscribed	151,108	262,046
Issued due to a tax-free reorganization	—	56
Distributions Reinvested	44,622	17,686
Redeemed	(254,616)	(300,632)
Class P:
Subscribed	25,076	61,496
Distributions Reinvested	7,977	5,556
Redeemed	(189,797)	(270,497)
Class H:
Subscribed	334	29
Issued due to a tax-free reorganization	—	34,449
Distributions Reinvested	1,472	612
Redeemed	(5,104)	(1,272)
Class L:
Subscribed	11	1
Issued due to a tax-free reorganization	—	1,783
Distributions Reinvested	78	32
Redeemed	(225)	(63)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(219,064)	(188,718)
Redemption Fees	39	139
Total Decrease in Net Assets	(56,596)	(366,862)
Net Assets:
Beginning of Period	1,391,043	1,757,905
End of Period (Including Accumulated Net Investment Loss of $(407) and $(832))	$1,334,447	$1,391,043
(1) Capital Share Transactions:
Class I:
Shares Subscribed	10,863	18,817
Shares Issued due to tax-free Reorganization	—	4
Shares Issued on Distributions Reinvested	3,171	1,416
Shares Redeemed	(18,256)	(21,915)
Net Decrease in Class I Shares Outstanding	(4,222)	(1,678)
Class P:
Shares Subscribed	1,938	4,662
Shares Issued on Distributions Reinvested	611	477
Shares Redeemed	(14,598)	(21,097)
Net Decrease in Class P Shares Outstanding	(12,049)	(15,958)
Class H:
Shares Subscribed	25	3 *
Shares Issued due to tax-free Reorganization	—	2,763 *
Shares Issued on Distributions Reinvested	113	52 *
Shares Redeemed	(393)	(105)*
Net Increase (Decrease) in Class H Shares Outstanding	(255)	2,713 *
Class L:
Shares Subscribed	1	— @@*
Shares Issued due to tax-free Reorganization	—	143 *
Shares Issued on Distributions Reinvested	6	3 *
Shares Redeemed	(18)	(5)*
Net Increase (Decrease) in Class L Shares Outstanding	(11)	141 *

*  For the period November 11, 2011 (commencement of operations) through December 31, 2011.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011	2010		2009		2008
Net Asset Value, Beginning of Period	$12.64		$14.17	$11.14		$7.64		$13.12
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.03)		(0.04)	0.01		(0.03)		(0.01)
Net Realized and Unrealized Gain (Loss)	2.19		(1.25)	3.02		3.68		(5.47)
Total from Investment Operations	2.16		(1.29)	3.03		3.65		(5.48)
Distributions from and/or in Excess of:
Net Investment Income	—		—	—		(0.01)		—
Net Realized Gain	(0.64)		(0.24)	—		(0.14)		—
Total Distributions	(0.64)		(0.24)	—		(0.15)		—
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$14.16		$12.64	$14.17		$11.14		$7.64
Total Return++	17.10%		(9.12)%	27.20%		47.92%		(41.84)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,143,640		$1,074,392	$1,227,782		$977,515		$638,559
Ratio of Expenses to Average Net Assets (1)	1.05	%+††	1.05%+	1.05	%+††	1.05	%+	1.02	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.05%+	1.05	%+††	1.05	%+	1.02	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.20	)%+††	(0.29)%+	0.10	%+††	(0.28	)%+	(0.08	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00%§	0.00	%††§	0.00	%§	0.00	%§
Portfolio Turnover Rate	22%		26%	26%		27%		34%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.12	%††	1.10%	1.12	%+††	1.07	%+	1.05	%+
Net Investment Income (Loss) to Average Net Assets	(0.27	)%††	(0.34)%	0.03	%+††	(0.30	)%+	(0.11	)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Small Company Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011	2010		2009		2008
Net Asset Value, Beginning of Period	$11.80		$13.27	$10.46		$7.19		$12.39
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.06)		(0.07)	(0.02)		(0.05)		(0.03)
Net Realized and Unrealized Gain (Loss)	2.03		(1.16)	2.83		3.46		(5.17)
Total from Investment Operations	1.97		(1.23)	2.81		3.41		(5.20)
Distributions from and/or in Excess of:
Net Realized Gain	(0.64)		(0.24)	—		(0.14)		—
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$13.13		$11.80	$13.27		$10.46		$7.19
Total Return++	16.70%		(9.28)%	26.86%		47.41%		(41.97)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$156,824		$282,988	$530,123		$536,329		$345,302
Ratio of Expenses to Average Net Assets (1)	1.30	%+††	1.30%+	1.30	%+††	1.30	%+	1.27	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.30%+	1.30	%+††	1.30	%+	1.27	%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.45	)%+††	(0.54)%+	(0.15	)%+††	(0.53	)%+	(0.34	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00%§	0.00	%††§	0.00	%§	0.00	%§
Portfolio Turnover Rate	22%		26%	26%		27%		34%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.37	%††	1.35%	1.37	%+††	1.32	%+	1.30	%+
Net Investment Loss to Average Net Assets	(0.52	)%††	(0.59)%	(0.22	)%+††	(0.55	)%+	(0.37	)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Small Company Growth Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2012		Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$11.80		$12.47
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.06)		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	2.04		(0.43)
Total from Investment Operations	1.98		(0.43)
Distributions from and/or in Excess of:
Net Realized Gain	(0.64)		(0.24)
Redemption Fees	0.00	‡	0.00	‡
Net Asset Value, End of Period	$13.14		$11.80
Total Return++	16.79%		(3.46	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$32,287		$32,006
Ratio of Expenses to Average Net Assets (1)	1.30	%+††	1.30	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.45	)%+††	(0.26	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§*
Portfolio Turnover Rate	22%		26	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.37	%††	1.35	%*
Net Investment Loss to Average Net Assets	(0.52	)%††	(0.31	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Small Company Growth Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2012		Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$11.79		$12.47
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.12)		(0.01)
Net Realized and Unrealized Gain (Loss)	2.03		(0.43)
Total from Investment Operations	1.91		(0.44)
Distributions from and/or in Excess of:
Net Realized Gain	(0.64)		(0.24)
Redemption Fees	0.00	‡	0.00	‡
Net Asset Value, End of Period	$13.06		$11.79
Total Return++	16.21%		(3.54	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,696		$1,657
Ratio of Expenses Average Net Assets (1)	1.80	%+††	1.80	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.95	)%+††	(0.77	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§*
Portfolio Turnover Rate	22%		26	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.87	%††	1.85	%*
Net Investment Loss to Average Net Assets	(1.02	)%††	(0.82	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

The Fund has suspended offering shares of the Small Company Growth Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

On November 11, 2011, the Portfolio acquired the net assets of Morgan Stanley Special Growth Fund ("Special Growth Fund"), an open-end investment company. Based on the respective valuations as of the close of business on November 11, 2011, pursuant to a Plan of Reorganization approved by the shareholders of Special Growth Fund on October 27, 2011 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 4,225 Class I shares of the Portfolio at a net asset value of $13.34 per share for 2,477 Class I shares of Special Growth Fund; 2,762,585 Class H shares of the Portfolio at a net asset value of $12.47 for 1,463,083 Class A shares and 109,160 Class B shares of Special Growth Fund; 142,996 Class L shares of the Portfolio at a net asset value of $12.47 for 89,674 Class C shares of Special Growth Fund. The net assets of Special Growth Fund before the Reorganization were approximately $36,289,000, including unrealized appreciation of approximately $2,423,000 at November 11, 2011. The investment portfolio of Special Growth Fund, with a fair value of approximately $36,424,000 and identified cost of approximately $34,001,000 on November 11, 2011, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Special Growth Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $1,412,832,000. Immediately after the merger, the net assets of the Portfolio were approximately $1,449,121,000.

Upon closing of the Reorganization, shareholders of Special Growth Fund received shares of the Portfolio as follows:

Special Growth Fund	Small Company Growth Portfolio
Class A	Class H
Class B	Class H
Class C	Class L
Class I	Class I

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the year ended December 31, 2011, are as follows:

Net investment loss(1)	$(4,536,000)
Net gain realized and unrealized gain (loss)(2)	$(146,370,000)
Net increase (decrease) in net assets resulting from operations	$(150,906,000)

(1) Approximately $(5,631,000) as reported, plus approximately $209,000 Special Growth Fund premerger, plus approximately $886,000 of estimated pro-forma eliminated expenses.

(2) Approximately $(146,782,000) as reported, plus approximately $412,000 Special Growth Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Special Growth Fund that have been included in the Portfolio's Statement of Operations since December 31, 2011.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Advertising Agencies	$777	$—	$—	$777
Air Transport	14,074	—	—	14,074
Alternative Energy	4,058	—	—	4,058
Asset Management & Custodian	26,759	7,943	—	34,702
Banks: Diversified	22,860	—	—	22,860
Beverage: Brewers & Distillers	37,065	—	—	37,065
Biotechnology	—	11,851	—	11,851
Cement	33,766	—	—	33,766
Chemicals: Diversified	48,737	—	—	48,737
Commercial Services	223,494	—	—	223,494
Computer Services, Software & Systems	162,406	—	—	162,406
Computer Technology	34,069	—	—	34,069
Consumer Electronics	10,557	—	—	10,557
Diversified Retail	50,255	—	—	50,255
Electronic Components	23,259	—	—	23,259
Entertainment	37,268	—	10,104	47,372
Foods	22,642	9,646	—	32,288
Health Care Facilities	1,625	—	—	1,625
Health Care Management Services	34,100	—	—	34,100
Health Care Services	52,219	—	—	52,219
Home Building	—	6,201	—	6,201
Insurance: Multi-Line	28,173	—	—	28,173
Machinery: Industrial	22,308	—	—	22,308
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Medical & Dental Instruments & Supplies	$41,724	$—	$—		$41,724
Medical Services	1,996	—	—		1,996
Oil Well Equipment & Services	18,287	—	—		18,287
Oil: Crude Producers	7,701	—	—		7,701
Pharmaceuticals	12,426	—	—		12,426
Printing and Copying Services	12,864	—	—		12,864
Publishing	23,740	—	—		23,740
Restaurants	19,933	—	—		19,933
Scientific Instruments: Pollution Control	21,365	—	—		21,365
Semiconductors & Components	59,210	—	—		59,210
Specialty Retail	12,124	—	—		12,124
Technology: Miscellaneous	8,763	—	—		8,763
Telecommunications Equipment	27,848	—	—		27,848
Truckers	—	9,682	—		9,682
Utilities: Electrical	46,811	—	—	†	46,811
Total Common Stocks	1,205,263	45,323	10,104	†	1,260,690
Preferred Stocks	—	—	12,313		12,313
Convertible Preferred Stocks	—	—	53,571		53,571
Promissory Notes	—	—	822		822
Short-Term Investment — Investment Company	21,929	—	—		21,929
Total Assets	$1,227,192	$45,323	$76,810	†	$1,349,325

†  Includes one or more securities which are valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $45,323,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stocks (000)	Promissory Notes (000)
Beginning Balance	$—	†	$9,436	$60,208	$865
Purchases	5,829		—	—	—
Sales	—		—	—	—
Amortization of discount	—		—	—	—
Transfers in	—		—	—	—
Transfers out	—		—	—	—
Change in unrealized appreciation/ depreciation	4,275		2,877	(6,637)	(43)
Realized gains (losses)	—		—	—	—
Ending Balance	$10,104	†	$12,313	$53,571	$822
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2012	$4,275		$2,877	$(6,637)	$(43)

†  Includes one or more securities which are valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Advertising Agencies
Preferred Stock	$1,401	Market Transaction	Transaction Price	$4.18		$4.18		$4.18		Increase
		Discounted cash flow	Weighted average cost of capital	12.5%		13.5%		13.0%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.8	x	8.0	x	5.5	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease
Preferred Stock — Escrow	$130	Market Comparable Companies	Discount for lack of marketability	35%		35%		35%		Decrease
Promissory Note	$793	Market Transaction	Value Received in Merger	$100.00		$100.00		$100.00		Increase
Promissory Note — Escrow	$29	Market Comparable Companies	Discount for lack of marketability	35%		35%		35%		Decrease

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$1,040	Asset Approach	Net Tangible Assets	$0.25		$0.25		$0.25		Increase
		Discounted cash flow	Weighted average cost of capital	24.7%		26.0%		25.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.8	x	4.6	x	3.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Computer Services, Software & Systems
Convertible Preferred Stock	$36,358	Discounted cash flow	Weighted average cost of capital	13%		18%		15%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.1	x	18.6	x	11.1	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
			Enterprise Value/MAU	$58.68		$71.72		$65.20		Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Convertible Preferred Stock	$8,105	Adjusted Stock Price	Discount for Illiquidity	6.7%		6.7%		6.7%		Decrease
Consumer Services: Miscellaneous
Convertible Preferred Stock	$8,068	Discounted cash flow	Weighted average cost of capital	12.0%		15.0%		13.5%		Decrease
			Perpetual growth rate	1.5%		2.5%		2.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue (2013)	2.1	x	3.9	x	3.75	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease
Entertainment
Common Stock	$10,104	Discounted cash flow	Weighted average cost of capital	14.5%		15.5%		15.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ EBITDA	12.2	x	25.5	x	18.8	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease
Health Care Services
Preferred Stock	$10,782	Discounted cash flow	Weighted average cost of capital	17.5%		18.5%		18.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.7	x	13.9	x	12.8	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are focused in a limited number of countries and regions. This focus may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Restricted Securities: The Portfolio invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class P shares, Class H shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.83% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.05% for Class I shares, 1.30% for Class P shares, 1.30% for Class H shares and 1.80% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $938,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly,

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $305,040,000 and $572,544,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $38,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$31,544	$376,696	$386,311	$47	$21,929

During the year ended December 31, 2012, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$11,266	$47,978	$—	$25,870

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss and basis adjustments on certain equity securities designated as passive foreign investment companies and partnerships, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$3,836	$(777)	$(3,059)

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,434	$14,655

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $1,010,547,000. The aggregate gross unrealized appreciation is approximately $426,946,000 and the aggregate gross unrealized depreciation is approximately $88,168,000 resulting in net unrealized appreciation of approximately $338,778,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$811	December 31, 2018
$452	December 31, 2019

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $1,368,000.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 35.6% and 63.2%, for Class I and Class P shares, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012. For corporate shareholders, 54.6% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $47,978,000 as a long-term capital gain distribution.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $7,815,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

• We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

• We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

• We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISCGANN
IU13-00337P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Asian Equity Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Asian Equity Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Asian Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asian Equity Portfolio Class I	$1,000.00	$1,127.60	$1,017.85	$7.75	$7.35	1.45%
Asian Equity Portfolio Class P	1,000.00	1,125.70	1,016.59	9.08	8.62	1.70
Asian Equity Portfolio Class H	1,000.00	1,125.40	1,016.59	9.08	8.62	1.70
Asian Equity Portfolio Class L	1,000.00	1,122.30	1,014.08	11.74	11.14	2.20

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.
3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Asian Equity Portfolio

The Asian Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of companies in the Asia-Pacific region, excluding Japan.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 24.08%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country Asia Ex-Japan Index (the "Index"), which returned 22.36%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  All markets in the Index posted positive returns over the 12-month period; however the differences in individual market returns were large. The markets of the Philippines, Thailand and Singapore rose 46.4%, 34.5% and 31%, respectively, to lead their regional peers. Other markets such as Hong Kong, India, China and Korea were not far behind, each posting more than 20% returns for the year. Indonesia's market lagged significantly as it rose 4.7%, followed by those of Malaysia and Taiwan with gains of 14.3% and 16.7%, respectively. The Index outperformed both developed markets (represented by the MSCI EAFE Index), which rose 17.3%, and the global emerging markets (represented by MSCI Emerging Markets Index), which rose 18.2%.

•  At the start of 2012, investors gained confidence from improving economic data from the U.S., the European Central Bank's (ECB) long-term refinancing operations (LTRO), the approval of Greece's second bailout package and easing monetary policy in China. However, persistently high and increasing oil prices, due to geopolitical concerns over Iranian supply, together with anxiety over further development in European sovereign debt problems and negative economic data coming from the U.S heading into the middle of the year led investors to take a more risk-adverse stance.

•  In the second half of 2012, there were pockets of positive news in the region, for example, Indonesia passing a land acquisition law in August and India's government unexpectedly announcing reforms. Markets rallied in September supported by the Federal Reserve's (the Fed) announcement of a third round of quantitative easing (QE3). Toward the end of the year, the political scene was active as President Obama won the U.S. election, China's 18 National Congress appointed Xi Jinping as the new president. Tensions in the Middle East rose as conflict in Gaza escalated with Israel, which eventually abated in early December. On the macro front, investors were focused on negotiations over the U.S. fiscal cliff and whether an agreement could be reached before the end of the year.

•  Overall, stock selection was the main contributor to performance while country allocation was a relative detractor.

•  At the country level, the Portfolio's overweight to the Philippines and underweight exposure to Taiwan boosted performance, but an overweight exposure to Indonesia and underweight position in Singapore hurt performance over this period.

•  Stock selection in Taiwan (overweight diversified financials and consumer staples) and Indonesia (overweight consumer staples and utilities, and underweight metals and mining) were material contributors to performance. To a lesser degree, stock selection in the Philippines (overweight consumer staples, transportation infrastructure and industrials) was also a relative contributor. On the other hand, active positions in Singapore (overweight consumer staples and underweight banks), Malaysia (overweight real estate and telecommunication services) and Korea (overweight internet and software services, and overweight industrials) were performance detractors.

Management Strategies

•  The Portfolio seeks long-term capital appreciation and integrates top-down country allocation and bottom-up stock selection. The Portfolio will invest primarily in listed equity securities in markets within the Asia ex-Japan universe across the full market-cap range.

•  On a relative basis, the Portfolio currently has an overweight exposure to consumer staples, internet and software services, and specialty retail, and an underweight exposure to commercial banks, metals and mining, and energy. We have maintained the Portfolio's overweight exposure to the Philippines, Indonesia and Korea, whilst keeping our relative underweight exposure to Singapore, China/Hong Kong, India and Malaysia.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Asian Equity Portfolio

•  In terms of the long-term position of the Portfolio, we do not envisage any significant changes. We believe that our long-term investment themes focusing on Asian consumers and Asian global competitiveness continue to be themes that could potentially outperform in the long run.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country Asia Ex-Japan Index(1) and the Lipper Pacific Region Ex-Japan Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	24.08%	—	—	2.50%
MSCI All Country Asia Ex-Japan Index	22.36	—	—	1.63
Lipper Pacific Region Ex-Japan Funds Index	21.90	—	—	2.48
Portfolio — Class P Shares w/o sales charges(4)	23.76	—	—	2.25
MSCI All Country Asia Ex-Japan Index	22.36	—	—	1.63
Lipper Pacific Region Ex-Japan Funds Index	21.90	—	—	2.48
	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class H Shares w/o sales charges(4)	23.73%	—	—	2.24%
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	17.87	—	—	-0.21
MSCI All Country Asia Ex-Japan Index	22.36	—	—	1.63
Lipper Pacific Region Ex-Japan Funds Index	21.90	—	—	2.48
Portfolio — Class L Shares w/o sales charges(4)	23.18	—	—	1.72
MSCI All Country Asia Ex-Japan Index	22.36	—	—	1.63
Lipper Pacific Region Ex-Japan Funds Index	21.90	—	—	2.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI AC (All Country) Asia Ex-Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region Ex-Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region Ex-Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Pacific Region Ex-Japan Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	57.7%
Semiconductors & Semiconductor Equipment	12.0
Commercial Banks	10.5
Real Estate Management & Development	8.8
Automobiles	5.6
Food Products	5.4
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open foreign currency exchange contracts with total unrealized appreciation of approximately $1,000.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Asian Equity Portfolio

	Shares	Value (000)
Common Stocks (98.8%)
China (21.2%)
Bank of China Ltd. H Shares (a)	232,000	$105
Belle International Holdings Ltd. (a)	26,000	57
China Coal Energy Co., Ltd. H Shares (a)	16,000	18
China Construction Bank Corp. H Shares (a)	121,000	99
China Life Insurance Co., Ltd. H Shares (a)	14,000	46
China Mengniu Dairy Co., Ltd. (a)	17,000	48
China Mobile Ltd. (a)	8,500	100
China Overseas Land & Investment Ltd. (a)	16,000	49
China Pacific Insurance Group Co., Ltd. H Shares (a)	37,400	140
China Shenhua Energy Co., Ltd. H Shares (a)	5,500	25
Chow Tai Fook Jewellery Group Ltd. (a)	29,200	48
CNOOC Ltd. (a)	28,000	62
Daphne International Holdings Ltd. (a)	33,500	46
Qihoo 360 Technology Co., Ltd. ADR (b)	853	25
Sino Biopharmaceutical (a)	70,800	34
Tencent Holdings Ltd. (a)	4,400	143
Tingyi Cayman Islands Holding Corp. (a)	2,000	6
Trinity Ltd. (a)	64,000	42
Tsingtao Brewery Co., Ltd. H Shares (a)	8,000	47
Uni-President China Holdings Ltd. (a)	5,000	5
		1,145
Hong Kong (7.9%)
BOC Hong Kong Holdings Ltd.	23,000	72
Cheung Kong Holdings Ltd.	2,000	31
Henderson Land Development Co., Ltd.	6,000	43
HKT Trust/HKT Ltd.	49,000	48
Kerry Properties Ltd.	9,000	47
Samsonite International SA	24,000	50
SmarTone Telecommunications Holdings Ltd.	24,000	44
Wharf Holdings Ltd.	11,400	90
		425
India (6.0%)
HDFC Bank Ltd. ADR	2,008	82
ITC Ltd. GDR	15,395	80
Larsen & Toubro Ltd. GDR	2,455	72
Tata Motors Ltd. ADR	3,194	92
		326
Indonesia (8.8%)
Ace Hardware Indonesia Tbk PT	540,000	46
Adaro Energy Tbk PT	473,000	78
Bank Tabungan Negara Persero Tbk PT	1,111	—	@
Indofood Agri Resources Ltd.	48,000	53
Indosat Tbk PT	74,500	50
Kalbe Farma Tbk PT	598,000	66
Lippo Karawaci Tbk PT	597,500	62
Nippon Indosari Corpindo Tbk PT	114,500	82
Tempo Scan Pacific Tbk PT	102,000	40
		477
	Shares	Value (000)
Korea, Republic of (23.6%)
Able C&C Co., Ltd. (b)	433	$32
Cheil Industries, Inc. (b)	393	35
GS Retail Co., Ltd. (b)	970	27
Hyundai Engineering & Construction Co., Ltd. (b)	1,180	78
Hyundai Glovis Co., Ltd. (b)	205	43
Hyundai Heavy Industries Co., Ltd. (b)	170	39
Hyundai Motor Co. (b)	755	155
Korean Air Lines Co., Ltd. (b)	690	29
KT Corp. (b)	810	27
LG Chem Ltd. (b)	121	38
LG Display Co., Ltd. (b)	780	22
LG Household & Health Care Ltd. (b)	54	33
LG Uplus Corp. (b)	4,420	32
Mando Corp. (b)	24	3
NCSoft Corp. (b)	339	48
Nexon Co., Ltd. (b)	8,100	82
Samsung Electronics Co., Ltd.	250	358
Samsung Electronics Co., Ltd. (Preference)	66	53
Shinhan Financial Group Co., Ltd. (b)	1,391	50
SM Entertainment Co. (b)	694	30
Woongjin Coway Co., Ltd. (b)	810	33
YG Entertainment, Inc. (b)	485	28
		1,275
Laos (1.0%)
Kolao Holdings (b)	3,097	53
Malaysia (3.1%)
IHH Healthcare Bhd (b)	45,300	50
IJM Corp., Bhd	27,400	45
Mah Sing Group Bhd	63,500	43
UEM Land Holdings Bhd (b)	41,300	29
		167
Philippines (7.1%)
BDO Unibank, Inc. (b)	42,800	76
DMCI Holdings, Inc.	53,820	71
GMA Holdings, Inc.	245,000	55
International Container Terminal Services, Inc.	61,000	110
STI Education Systems Holdings	2,958,000	73
		385
Singapore (2.9%)
Fraser and Neave Ltd.	11,000	87
Olam International Ltd.	53,636	69
		156
Taiwan (13.6%)
Asustek Computer, Inc.	3,000	34
Chailease Holding Co., Ltd.	30,000	69
CHC Healthcare Group	3,000	12
China Life Insurance Co., Ltd. (b)	36,839	34
Cleanaway Co., Ltd.	4,000	27
Formosa Plastics Corp.	24,000	65

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Asian Equity Portfolio

	Shares	Value (000)
Taiwan (cont'd)
Ginko International Co., Ltd.	1,000	$11
Hon Hai Precision Industry Co., Ltd.	24,300	75
Lung Yen Life Service Corp.	9,000	29
MediaTek, Inc.	4,000	45
MStar Semiconductor, Inc.	4,000	30
Ruentex Development Co., Ltd.	12,000	25
Taiwan Cement Corp.	20,000	27
Taiwan Semiconductor Manufacturing Co., Ltd.	47,000	157
Uni-President Enterprises Corp.	50,426	93
		733
Thailand (3.6%)
Bangkok Bank PCL NVDR	12,400	80
Banpu PCL	5,000	66
Land and Houses PCL NVDR	153,900	49
		195
Total Common Stocks (Cost $4,811)		5,337
	No. of Rights
Rights (0.0%)
Singapore (0.0%)
Olam International Ltd. (b) (Cost $—)	16,788	—
	Shares	Value (000)
Short-Term Investment (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $12)	11,910	$12
Total Investments (99.0%) (Cost $4,823) (c)(d)		5,349
Other Assets in Excess of Liabilities (1.0%)		55
Net Assets (100.0%)		$5,404

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  Securities are available for collateral in connection with open foreign currency exchange contracts.

(d)  The approximate fair value and percentage of net assets, $4,992,000 and 92.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

@  Value is less than $500.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at December 31, 2012:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (000)
State Street Bank Hong Kong	JPY	3,467	$40	1/24/13	USD	41	$41	$1
State Street Bank Hong Kong	JPY	1,730	20	1/24/13	USD	20	20	—	@
			$60				$61	$1

@    Value is less than $500.

JPY  —  Japanese Yen

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Asian Equity Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $4,811)	$5,337
Investment in Security of Affiliated Issuer, at Value (Cost $12)	12
Total Investments in Securities, at Value (Cost $4,823)	5,349
Foreign Currency, at Value (Cost $1)	1
Due from Adviser	78
Receivable for Investments Sold	33
Unrealized Appreciation on Foreign Currency Exchange Contracts	1
Dividends Receivable	1
Receivable from Affiliate	—	@
Other Assets	7
Total Assets	5,470
Liabilities:
Payable for Custodian Fees	22
Payable for Investments Purchased	16
Payable for Professional Fees	15
Deferred Capital Gain Country Tax	4
Payable for Transfer Agent Fees	1
Payable for Administration Fees	—	@
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	8
Total Liabilities	66
Net Assets	$5,404
Net Assets Consist Of:
Paid-in-Capital	$4,998
Distributions in Excess of Net Investment Income	(26)
Accumulated Net Realized Loss	(91)
Unrealized Appreciation (Depreciation) on:
Investments (Net of approximately $4 Deferred Capital Gain Country Tax)	522
Foreign Currency Exchange Contracts	1
Foreign Currency Translations	(—	@)
Net Assets	$5,404
CLASS I:
Net Assets	$3,996
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	384,312
Net Asset Value, Offering and Redemption Price Per Share	$10.40
CLASS P:
Net Assets	$1,201
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	115,817
Net Asset Value, Offering and Redemption Price Per Share	$10.37
CLASS H:
Net Assets	$104
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Redemption Price Per Share	$10.37
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.52
Maximum Offering Price Per Share	$10.89
CLASS L:
Net Assets	$103
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$10.31

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Asian Equity Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $11 of Foreign Taxes Withheld)	$92
Dividends from Security of Affiliated Issuer	— @
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	92
Expenses:
Custodian Fees (Note F)	75
Professional Fees	69
Advisory Fees (Note B)	48
Registration Fees	45
Shareholder Reporting Fees	13
Transfer Agency Fees (Note E)	12
Pricing Fees	9
Administration Fees (Note C)	4
Distribution and Shareholder Services Fees — Class P (Note D)	2
Distribution and Shareholder Services Fees — Class H (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	1
Other Expenses	15
Total Expenses	294
Expenses Reimbursed by Adviser (Note B)	(171)
Waiver of Advisory Fees (Note B)	(48)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	75
Net Investment Income	17
Realized Loss:
Investments Sold	(8)
Foreign Currency Exchange Contracts	(3)
Foreign Currency Transactions	(2)
Net Realized Loss	(13)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax Accrual of approximately $4)	681
Foreign Currency Exchange Contracts	1
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	682
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	669
Net Increase in Net Assets Resulting from Operations	$686

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Asian Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$17	$(1)
Net Realized Loss	(13)	(70)
Net Change in Unrealized Appreciation (Depreciation)	682	(190)
Net Increase (Decrease) in Net Assets Resulting from Operations	686	(261)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(41)	—
Class P:
Net Investment Income	(10)	—
Class H:
Net Investment Income	(1)	—
Class L:
Net Investment Income	(— @)	—
Total Distributions	(52)	—
Capital Share Transactions:(1)
Class I:
Subscribed	3,216	185
Distributions Reinvested	28	—
Redeemed	(936)	—
Class P:
Subscribed	1,000	—
Distributions Reinvested	9	—
Net Increase in Net Assets Resulting from Capital Share Transactions	3,317	185
Total Increase (Decrease) in Net Assets	3,951	(76)
Net Assets:
Beginning of Period	1,453	1,529
End of Period (Including Distributions in Excess of Net Investment Income of $(26) and $(—@))	$5,404	$1,453
(1) Capital Share Transactions:
Class I:
Shares Subscribed	334	22
Shares Issued on Distributions Reinvested	3	—
Shares Redeemed	(95)	—
Net Increase in Class I Shares Outstanding	242	22
Class P:
Shares Subscribed	105	—
Shares Issued on Distributions Reinvested	1	—
Net Increase in Class P Shares Outstanding	106	—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Asian Equity Portfolio

	Class I
	Year Ended December 31,		Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$8.47	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04	0.00 ‡	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	2.00	(1.72)	0.19
Total from Investment Operations	2.04	(1.72)	0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	—	—
Net Asset Value, End of Period	$10.40	$8.47	$10.19
Total Return++	24.08%	(16.88)%	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$3,996	$1,201	$1,223
Ratio of Expenses to Average Net Assets (1)	1.45%+	1.45%+	1.45	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.39%+	0.01%+	(1.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	80%	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.79%	11.86%	176.73	%*
Net Investment Loss to Average Net Assets	(3.95)%	(10.40)%	(176.62	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Asian Equity Portfolio

	Class P
	Year Ended December 31,		Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$8.45	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01	(0.02)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	2.00	(1.72)	0.19
Total from Investment Operations	2.01	(1.74)	0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	—	—
Net Asset Value, End of Period	$10.37	$8.45	$10.19
Total Return++	23.76%	(17.08)%	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,201	$84	$102
Ratio of Expenses to Average Net Assets (1)	1.70%+	1.70%+	1.70	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.14%+	(0.24)%+	(1.59	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	80%	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.04%	12.11%	176.98	%*
Net Investment Loss to Average Net Assets	(4.20)%	(10.65)%	(176.87	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Asian Equity Portfolio

	Class H
	Year Ended December 31,		Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$8.45	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01	(0.02)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.99	(1.72)	0.19
Total from Investment Operations	2.00	(1.74)	0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	—	—
Net Asset Value, End of Period	$10.37	$8.45	$10.19
Total Return++	23.73%	(17.08)%	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$104	$84	$102
Ratio of Expenses to Average Net Assets (1)	1.70%+	1.70%+	1.70	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.14%+	(0.24)%+	(1.59	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	80%	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	6.04%	12.11%	176.98	%*
Net Investment Loss to Average Net Assets	(4.20)%	(10.65)%	(176.87	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Asian Equity Portfolio

	Class L
	Year Ended December 31,		Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$8.40	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)	(0.07)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.98	(1.72)	0.19
Total from Investment Operations	1.95	(1.79)	0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	—	—
Net Asset Value, End of Period	$10.31	$8.40	$10.19
Total Return++	23.18%	(17.57)%	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$103	$84	$102
Ratio of Expenses Average Net Assets (1)	2.20%+	2.20%+	2.20	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.36)%+	(0.74)%+	(2.09	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	80%	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.54%	12.61%	177.48	%*
Net Investment Loss to Average Net Assets	(4.70)%	(11.15)%	(177.37	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Asian Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-adviser, Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), seek long-term capital appreciation by investing primarily in equity securities of companies in the Asia-Pacific region, excluding Japan. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$43	$—	$43
Airlines	—	29	—	29
Auto Components	—	3	—	3
Automobiles	92	208	—	300
Beverages	—	47	—	47
Chemicals	—	138	—	138
Commercial Banks	82	482	—	564
Commercial Services & Supplies	—	27	—	27
Computers & Peripherals	—	34	—	34
Construction & Engineering	—	195	—	195
Construction Materials	—	27	—	27
Diversified Consumer Services	—	29	—	29
Diversified Financial Services	—	142	—	142
Diversified Telecommunication Services	—	107	—	107
Electronic Equipment, Instruments & Components	—	97	—	97
Food & Staples Retailing	—	96	—	96
Food Products	—	287	—	287
Health Care Equipment & Supplies	—	11	—	11
Health Care Providers & Services	—	62	—	62
Household Durables	—	33	—	33
Household Products	—	33	—	33
Industrial Conglomerates	—	158	—	158
Insurance	—	220	—	220
Internet Software & Services	25	143	—	168
Machinery	—	39	—	39
Media	—	113	—	113
Oil, Gas & Consumable Fuels	66	183	—	249
Personal Products	—	32	—	32
Pharmaceuticals	—	140	—	140
Real Estate Management & Development	—	468	—	468
Semiconductors & Semiconductor Equipment	—	643	—	643
Software	—	130	—	130
Specialty Retail	—	151	—	151
Textiles, Apparel & Luxury Goods	—	138	—	138
Tobacco	80	—	—	80

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Transportation Infrastructure	$—	$110		$—	$110
Wireless Telecommunication Services	—	194		—	194
Total Common Stocks	345	4,992		—	5,337
Rights	—	—	†	—	—	†
Short-Term Investment —
Investment Company	12	—		—	12
Foreign Currency Exchange Contracts	—	1		—	1
Total Assets	$357	$4,993	†	$—	$5,350	†

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $2,316,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2012.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Appreciation on Foreign Currency Exchange Contracts	Currency Risk	$1

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(3)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$1

For the year ended December 31, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $66,000.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class P shares, Class H shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.95%	0.90%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.45% for Class I shares, 1.70% for Class P shares, 1.70% for Class H shares and 2.20% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $219,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $7,188,000 and $3,876,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2012 (000)
$175	$4,933	$5,096	$—	@	$12

@  Amount was less than $500.

During the year ended December 31, 2012, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred less than $500 in brokerage commissions with

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Adviser, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portflio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$52	$—	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$9	$(9)	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$11	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is $4,885,000. The aggregate gross unrealized appreciation is $630,000 and the aggregate gross unrealized depreciation is $166,000 resulting in net unrealized appreciation of $464,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available for Federal income tax purposes unused short-term capital losses of approximately $64,000 that will not expire.

To the extent that capital loss carryforwards are used to offset any future capital gains realized as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Asian Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Asian Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asian Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $45,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $11,000 and has derived net income from sources within foreign countries amounting to approximately $103,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (sine June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAEANN
IU13-00339P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

International Small Cap Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Small Cap Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

International Small Cap Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Small Cap Portfolio Class I	$1,000.00	$1,078.00	$1,019.36	$6.01	$5.84	1.15%
International Small Cap Portfolio Class P	1,000.00	1,077.20	1,018.10	7.31	7.10	1.40
International Small Cap Portfolio Class H	1,000.00	1,076.80	1,018.10	7.31	7.10	1.40
International Small Cap Portfolio Class L	1,000.00	1,074.10	1,015.58	9.91	9.63	1.90

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

International Small Cap Portfolio

The International Small Cap Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.90%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index (the "Index"), which returned 20.00%.

Factors Affecting Performance

•  The small capitalization segment of the international equity market gained 20% during the 12 months ended December 31, 2012 as measured by the Index. Global central bank policy actions and the reduced risk of financial crisis in the euro zone helped risk assets including stocks rally during the period. Nonetheless, markets were volatile. The economies of the U.S. and China appeared to be weakening during the second quarter of 2012, problems in Greece and Spain reignited concerns about the European debt crisis in the spring, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) going into year-end weighed on investor sentiment. However, in July a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve in September (including a third round of quantitative easing, or QE3) eased fears. Improving manufacturing data in China, released during the fourth quarter, also lifted investor confidence. In Japan, promises of structural reforms and reflation from the newly elected government lifted its stock markets late in the period.

•  The Portfolio's performance relative to the Index was dampened by stock selection in the consumer discretionary sector, where exposure to a Japanese holding company engaged in consumer electronics retailing and other businesses hurt returns.

•  Stock selection in the financials sector was another area of relative weakness. A holding in a Japanese regional bank primarily drove underperformance in the sector.

•  Other detractors included stock selection and a slight overweight in the industrials sector. A holding in a Japan-based international shipping company led relative losses in the sector.

•  Relative gains were realized in the energy sector, due to both stock selection and underweight in the sector. Within the sector, a Norway-based provider of geophysical services for oil and gas companies was the top contributor.

•  Stock selection in the consumer staples sector added to relative results as well, although an overweight in the sector somewhat detracted from those gains. A position in a consumer foods and food ingredients company headquartered in Ireland helped the most.

•  Stock selection in the materials sector also bolstered relative results, driven by a holding in an Ireland-based paper and packaging products maker.

Management Strategies

•  The new management team took responsibility for the Portfolio on October 1, 2012, and fully transitioned the Portfolio's investments by October 31, 2012.

•  We seek to invest primarily in a diversified portfolio of equity securities of small non-U.S. issuers based on individual stock selection. We emphasize a bottom-up approach to investing that seeks to identify securities of issuers we believe are undervalued. We select issuers from a universe comprised of small-cap companies (those with a total market capitalization of $5 billion or less) in non-U.S. markets, including emerging markets. In assessing investment opportunities, we consider value criteria with an emphasis on intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

International Small Cap Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Morgan Stanley
Capital International (MSCI) EAFE Small Cap
Total Return Index(1) and the Lipper International
Small/Mid-Cap Core Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	9.90%	-3.98%	7.78%	8.37%
MSCI EAFE Small Cap Total Return Index	20.00	-0.86	11.93	5.64
Lipper International Small/Mid-Cap Core Funds Index	20.27	0.60	11.92	N/A
Portfolio — Class P Shares w/o sales charges(5)	9.74	—	—	7.07
MSCI EAFE Small Cap Total Return Index	20.00	—	—	13.95
Lipper International Small/Mid-Cap Core Funds Index	20.27	—	—	14.99
Portfolio — Class H Shares w/o sales charges(6)	—	—	—	-3.19
Portfolio — Class H Shares with maximum 4.75% sales charges(6)	—	—	—	-7.76
MSCI EAFE Small Cap Total Return Index	—	—	—	5.15
Lipper International Small/Mid-Cap Core Funds Index	—	—	—	5.04
Portfolio — Class L Shares w/o sales charges(6)	—	—	—	-3.50
MSCI EAFE Small Cap Total Return Index	—	—	—	5.15
Lipper International Small/Mid-Cap Core Funds Index	—	—	—	5.04

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The MSCI EAFE Small Cap Total Return Index commenced as of January 31, 2002. Returns, including periods prior to January 31, 2002, are calculated using the return data of the MSCI EAFE Small Cap Index through January 30, 2002 and the return data of the MSCI EAFE Small Cap Total Return Index since January 31, 2002. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Small/Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Small/Mid-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Small/Mid-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 15, 1992.

(5)  Commenced offering on October 21, 2008.

(6)  Commenced offering on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	40.9%
Hotels, Restaurants & Leisure	12.7
Specialty Retail	9.6
Textiles, Apparel & Luxury Goods	9.5
Beverages	9.0
Insurance	6.8
Diversified Financial Services	5.8
Multi-line Retail	5.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

International Small Cap Portfolio

	Shares	Value (000)
Common Stocks (100.1%)
Australia (4.8%)
DuluxGroup Ltd.	678,844	$2,675
Infomedia Ltd.	2,507,974	988
Lynas Corp., Ltd. (a)	1,587,325	971
SAI Global Ltd.	295,721	1,318
		5,952
Belgium (6.0%)
Duvel Moortgat SA	42,200	5,261
Van de Velde N.V.	48,458	2,192
		7,453
Brazil (6.3%)
Fleury SA	225,742	2,545
LLX Logistica SA (a)	875,402	1,037
Porto Seguro SA	130,663	1,503
Restoque Comercio e Confeccoes de Roupas SA	575,997	2,705
		7,790
Canada (10.8%)
Aimia, Inc.	94,191	1,408
Sears Canada, Inc.	696,184	7,034
Second Cup Ltd. (The)	796,971	4,134
Whistler Blackcomb Holdings, Inc.	63,171	781
		13,357
Denmark (6.0%)
DSV A/S	96,136	2,507
Pandora A/S	188,355	4,151
SimCorp A/S	3,155	706
		7,364
Finland (3.2%)
Rapala VMC Oyj	203,120	1,304
Tikkurila Oyj	137,381	2,688
		3,992
France (8.8%)
Euler Hermes SA	15,124	1,317
Eurazeo	112,252	5,446
Faiveley Transport SA	42,300	2,739
Laurent-Perrier	15,200	1,405
		10,907
Germany (3.4%)
Draegerwerk AG & Co., KGaA (Preference)	13,207	1,335
GFK SE	29,218	1,493
Washtec AG (a)	112,221	1,337
		4,165
Greece (1.7%)
Hellenic Exchanges SA Holding Clearing Settlement and Registry	289,345	1,667
JUMBO SA (a)	54,666	433
		2,100
	Shares	Value (000)
Hong Kong (5.4%)
China High Precision Automation Group Ltd. (b)(c)	3,968,000	$318
L'Occitane International SA	1,976,250	6,284
		6,602
Ireland (2.3%)
C&C Group PLC	465,930	2,866
Israel (1.1%)
Strauss Group Ltd.	102,057	1,344
Italy (12.1%)
Autogrill SpA	474,455	5,544
CIR-Compagnie Industriali Riunite SpA	2,288,679	2,414
Tamburi Investment Partners SpA	1,391,200	2,775
Tod's SpA	20,800	2,652
Yoox SpA (a)	100,455	1,595
		14,980
Japan (3.0%)
Milbon Co., Ltd.	77,100	2,433
Toei Animation Co., Ltd.	55,200	1,307
		3,740
Netherlands (2.2%)
Delta Lloyd N.V.	166,400	2,769
Singapore (4.3%)
Mandarin Oriental International Ltd.	3,616,000	5,269
Spain (1.3%)
Baron de Ley (a)	26,059	1,565
Sweden (4.2%)
Byggmax Group AB	529,402	2,361
Mekonomen AB	87,200	2,778
		5,139
Switzerland (2.3%)
Panalpina Welttransport Holding AG (Registered) (a)	27,316	2,777
Turkey (2.7%)
Ulker Biskuvi Sanayi AS	605,303	3,284
United Arab Emirates (1.0%)
Aramex PJSC	2,311,382	1,256
United Kingdom (4.6%)
Anglo-Eastern Plantations	106,600	1,189
Jardine Lloyd Thompson Group PLC	212,297	2,785
Mulberry Group PLC	115	2
Ocado Group PLC (a)	1,243,035	1,760
		5,736
United States (2.6%)
Solera Holdings, Inc.	59,500	3,182
Total Investments (100.1%) (Cost $121,483) (d)		123,589
Liabilities in Excess of Other Assets (–0.1%)		(134)
Net Assets (100.0%)		$123,455

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2012.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

International Small Cap Portfolio

(c)  At December 31, 2012, the Portfolio held a fair valued security valued at approximately $318,000, representing 0.3% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  The approximate fair value and percentage of net assets, $106,732,000 and 86.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

PJSC  Public Joint Stock Company.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Small Cap Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $121,483)	$123,589
Receivable for Investments Sold	1,646
Tax Reclaim Receivable	442
Dividends Receivable	71
Receivable for Portfolio Shares Sold	3
Receivable from Affiliate	—	@
Other Assets	9
Total Assets	125,760
Liabilities:
Bank Overdraft	1,359
Payable for Portfolio Shares Redeemed	546
Payable for Advisory Fees	217
Payable for Sub Transfer Agency Fees	77
Payable for Professional Fees	31
Payable for Custodian Fees	29
Payable for Directors' Fees and Expenses	12
Payable for Administration Fees	9
Payable for Transfer Agent Fees	1
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	24
Total Liabilities	2,305
Net Assets	$123,455
Net Assets Consist of:
Paid-in-Capital	$247,243
Undistributed Net Investment Income	4,255
Accumulated Net Realized Loss	(130,238)
Unrealized Appreciation (Depreciation) on:
Investments	2,106
Foreign Currency Translations	89
Net Assets	$123,455
CLASS I:
Net Assets	$122,402
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,064,041
Net Asset Value, Offering and Redemption Price Per Share	$12.16
CLASS P:
Net Assets	$1,034
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	84,239
Net Asset Value, Offering and Redemption Price Per Share	$12.28
CLASS H:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	788
Net Asset Value, Redemption Price Per Share	$12.06
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.60
Maximum Offering Price Per Share	$12.66
CLASS L:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	788
Net Asset Value, Offering and Redemption Price Per Share	$12.02

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Small Cap Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $593 of Foreign Taxes Withheld)	$6,489
Dividends from Security of Affiliated Issuer	10
Total Investment Income	6,499
Expenses:
Advisory Fees (Note B)	1,938
Administration Fees (Note C)	163
Sub Transfer Agency Fees	133
Custodian Fees (Note F)	123
Distribution and Shareholder Services Fees — Class P (Note D)	104
Distribution and Shareholder Services Fees — Class H (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Professional Fees	95
Registration Fees	58
Shareholder Reporting Fees	30
Transfer Agency Fees (Note E)	12
Pricing Fees	10
Directors' Fees and Expenses	8
Other Expenses	19
Expenses Before Non Operating Expenses	2,693
Bank Overdraft Expense	2
Total Expenses	2,695
Waiver of Advisory Fees (Note B)	(243)
Rebate from Morgan Stanley Affiliate (Note G)	(9)
Expense Offset (Note F)	(— @)
Net Expenses	2,443
Net Investment Income	4,056
Realized Gain (Loss):
Investments Sold	(52,955)
Foreign Currency Exchange Contracts	(18)
Foreign Currency Transactions	178
Net Realized Loss	(52,795)
Change in Unrealized Appreciation (Depreciation):
Investments	71,608
Foreign Currency Exchange Contracts	38
Foreign Currency Translations	(86)
Net Change in Unrealized Appreciation (Depreciation)	71,560
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	18,765
Net Increase in Net Assets Resulting from Operations	$22,821

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Small Cap Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,056	$4,815
Net Realized Gain (Loss)	(52,795)	30,758
Net Change in Unrealized Appreciation (Depreciation)	71,560	(104,973)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,821	(69,400)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,527)	—
Class H:
Net Investment Income	(— @)*	—
Class L:
Net Investment Income	(— @)*	—
Total Distributions	(2,527)	—
Capital Share Transactions:(1)
Class I:
Subscribed	12,736	29,291
Distributions Reinvested	1,574	—
Redeemed	(127,267)	(84,991)
Class P:
Subscribed	140	700
Redeemed	(80,196)	(891)
Class H:
Subscribed	10 *	—
Class L:
Subscribed	10 *	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(192,993)	(55,891)
Redemption Fees	1	8
Total Decrease in Net Assets	(172,698)	(125,283)
Net Assets:
Beginning of Period	296,153	421,436
End of Period (Including Undistributed Net Investment Income of $4,255 and $2,489)	$123,455	$296,153
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,087	2,153
Shares Issued on Distributions Reinvested	138	—
Shares Redeemed	(10,152)	(6,381)
Net Decrease in Class I Shares Outstanding	(8,927)	(4,228)
Class P:
Shares Subscribed	12	53
Shares Redeemed	(7,268)	(68)
Net Decrease in Class P Shares Outstanding	(7,256)	(15)
Class H:
Shares Subscribed	1 *	—
Class L:
Shares Subscribed	1 *	—

@  Amount is less than $500.

*  For the period April 27, 2012 to December 31, 2012.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Small Cap Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$11.27	$13.80		$11.97		$9.53		$17.08
Income (Loss) from Investment Operations:
Net Investment Income†	0.24	0.18		0.11		0.14		0.34
Net Realized and Unrealized Gain (Loss)	0.86	(2.71)		1.76		2.47		(6.66)
Total from Investment Operations	1.10	(2.53)		1.87		2.61		(6.32)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)	—		(0.04)		(0.17)		(0.41)
Net Realized Gain	—	—		—		—		(0.82)
Total Distributions	(0.21)	—		(0.04)		(0.17)		(1.23)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$12.16	$11.27		$13.80		$11.97		$9.53
Total Return++	9.90%	(18.33)%		15.72%		27.45%		(38.33)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$122,402	$213,983		$320,362		$349,589		$316,526
Ratio of Expenses to Average Net Assets (1)	1.15%+	1.15	%+††	1.15	%+††	1.14	%+	1.13	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.15%+	N/A		1.15	%+††	1.14	%+	1.12	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.97%+	1.33	%+††	0.87	%+††	1.31	%+	2.47	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§
Portfolio Turnover Rate	114%	64%		66%		127%		49%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.28%	1.19	%††	1.18	%+††	N/A		1.15	%+
Net Investment Income to Average Net Assets	1.84%	1.29	%††	0.84	%+††	N/A		2.44	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Small Cap Portfolio

	Class P
	Year Ended December 31,								Period from October 21, 2008^ to
Selected Per Share Data and Ratios	2012		2011		2010		2009		December 31, 2008
Net Asset Value, Beginning of Period	$11.19		$13.74		$11.95		$9.53		$9.80
Income (Loss) from Investment Operations:
Net Investment Income†	0.25		0.14		0.07		0.01		0.00	‡
Net Realized and Unrealized Gain (Loss)	0.84		(2.69)		1.76		2.57		0.14
Total from Investment Operations	1.09		(2.55)		1.83		2.58		0.14
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.04)		(0.16)		(0.41)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$12.28		$11.19		$13.74		$11.95		$9.53
Total Return++	9.74%		(18.56)%		15.41%		27.14%		1.56	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,034		$82,170		$101,074		$63,326		$119
Ratio of Expenses to Average Net Assets (1)	1.40	%+	1.40	%+††**	1.40	%+††**	1.37	%+**	1.39	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.40	%+	N/A		1.40	%+††**	1.37	%+**	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.05	%+	1.08	%+††	0.62	%+††	0.12	%+	0.09	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	114%		64%		66%		127%		49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.47%		1.44	%††	1.43	%+††	N/A		1.86	%+*
Net Investment Income (Loss) to Average Net Assets	1.98%		1.04	%††	0.59	%+††	N/A		(0.38	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

**  Ratios of Expenses to Average Net Assets for Class P may vary by more than the shareholder servicing fees due to fluctuations in daily net asset amounts.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Small Cap Portfolio

	Class H
Selected Per Share Data and Ratios	Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$12.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.14
Net Realized and Unrealized Loss	(0.56)
Total from Investment Operations	(0.42)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)
Net Asset Value, End of Period	$12.06
Total Return++	(3.19	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.40	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.86	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	114	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.59	%*
Net Investment Income to Average Net Assets	1.66	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Small Cap Portfolio

	Class L
Selected Per Share Data and Ratios	Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$12.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.10
Net Realized and Unrealized Loss	(0.56)
Total from Investment Operations	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)
Net Asset Value, End of Period	$12.02
Total Return++	(3.50	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9
Ratio of Expenses Average Net Assets (1)	1.90	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.89	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.36	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	114	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.13	%*
Net Investment Income to Average Net Assets	1.13	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Small Cap Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L. Effective October 15, 2012, the Sub-Advisory Agreement between the Adviser and the Portfolio's former Sub-Adviser, Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser") was terminated.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$4,033	$—	$4,033
Beverages	—	11,097	—	11,097
Capital Markets	—	2,775	—	2,775
Chemicals	—	5,363	—	5,363
Diversified Financial Services	—	7,113	—	7,113
Electronic Equipment, Instruments & Components	—	—	318	318
Food Products	—	5,817	—	5,817
Health Care Equipment & Supplies	—	1,335	—	1,335
Health Care Providers & Services	—	2,545	—	2,545
Hotels, Restaurants & Leisure	4,915	10,813	—	15,728
Industrial Conglomerates	—	2,414	—	2,414
Insurance	—	8,374	—	8,374
Internet & Catalog Retail	—	3,355	—	3,355
Leisure Equipment & Products	—	1,304	—	1,304
Machinery	—	4,076	—	4,076
Media	1,408	2,800	—	4,208
Metals & Mining	—	971	—	971
Multi-line Retail	7,034	—	—	7,034
Personal Products	—	2,433	—	2,433
Professional Services	—	1,318	—	1,318
Road & Rail	—	2,507	—	2,507
Software	3,182	1,694	—	4,876
Specialty Retail	—	11,856	—	11,856
Textiles, Apparel & Luxury Goods	—	11,702	—	11,702
Transportation Infrastructure	—	1,037	—	1,037
Total Common Stocks	$16,539	$106,732	$318	$123,589

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $6,971,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	318
Transfers out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$318
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2012	$—

At December 31, 2012, the Portfolio held a security that transferred from Level 2 to Level 3. This security was valued using other significant observable inputs at December 31, 2011 and was valued using significant unobservable inputs at December 31, 2012.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Electronic Equipment, Instruments & Components
Common Stock	$318	Asset Approach	Net Tangible Assets	$0.27		$0.27		$0.27		Increase
		Market Approach	Enterprise Value/Revenue	6.0	x	6.0	x	6.0	x	Increase
		Income Approach	Weighted Average cost of capital	18%		18%		18%		Decrease
			Discount for lack of marketability	63%		63%		63%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(18)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$38

For the year ended December 31, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $5,451,000.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class P shares, Class H shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1.5 billion	Over $1.5 billion
0.95%	0.90%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.83% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.15% for Class I shares, 1.40% for Class P shares, 1.40% for Class H shares and 1.90% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $243,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

The Adviser had entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provided the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser paid the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio. On October 15, 2012, the Sub-Advisory Agreement between the Adviser and the Sub-Adviser was terminated.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $227,088,000 and $412,326,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $9,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$9,221	$111,756	$120,977	$10	$—

During the year ended December 31, 2012, the Portfolio incurred approximately $21,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,527	$—	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$237	($289)	$52

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,391	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $121,622,000. The aggregate gross unrealized appreciation is approximately $8,692,000 and the aggregate gross unrealized depreciation is approximately $6,725,000 resulting in net unrealized appreciation of approximately $1,967,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available for Federal income tax purposes unused short term and long term capital losses of approximately $2,725,000 and $61,182,000, respectively that do not have an expiration date.

In addition, at December 31, 2012, the Portfolio had available capital loss carryforwards tooffset future net capital gains, to the extent provided by regulations, of approximately $66,323,000 which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 63.7% for Class I shares.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Small Cap Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Small Cap Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Small Cap Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $2,972,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $445,000 and has derived net income from sources within foreign countries amounting to approximately $6,452,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIISCANN
IU13-00345P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

International Opportunity Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
U.S. Privacy Policy	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Opportunity Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

International Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Opportunity Portfolio Class I	$1,000.00	$1,056.40	$1,019.41	$5.89	$5.79	1.14%
International Opportunity Portfolio Class P	1,000.00	1,054.80	1,018.15	7.18	7.05	1.39
International Opportunity Portfolio Class H	1,000.00	1,054.00	1,018.15	7.18	7.05	1.39
International Opportunity Portfolio Class L	1,000.00	1,052.00	1,015.63	9.75	9.58	1.89

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

International Opportunity Portfolio

The International Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies on an international basis with capitalization within the range of companies included in the MSCI All Country World Ex-U.S. Index.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.76%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index (the "Index"), which returned 16.83%.

Factors Affecting Performance

•  International equities rose more than 16% during the 12 months ended December 31, 2012 as measured by the Index. Global central bank policy actions and the reduced risk of financial crisis in the euro zone helped risk assets including stocks rally during the period. Nonetheless, markets were volatile. The economies of the U.S. and China appeared to be weakening during the second quarter of 2012, problems in Greece and Spain reignited concerns about the European debt crisis in the spring, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) going into year-end weighed on investor sentiment. However, in July a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve in September (including a third round of quantitative easing, or QE3) eased fears. Improving manufacturing data in China, released during the fourth quarter, also lifted investor confidence. In Japan, promises of structural reforms and reflation from the newly elected government helped lift its stock markets late in the period.

•  Stock selection in the consumer discretionary sector was unfavorable to the Portfolio's relative performance. Exposure to a Chinese private education services company was the most detrimental.

•  Stock selection in the financials sector detracted from relative performance, driven by underperformance from a position in a Brazil-based securities clearinghouse. An underweight in the sector further dampened relative returns, as the sector was the Index's best performer during the period.

•  The information technology sector hurt relative performance as well, due to weak stock selection. Within the sector, exposure to a Chinese internet search provider was especially disadvantageous.

•  Positive contributions came from stock selection in the utilities sector, where the Portfolio's sole holding, a manager of infrastructure assets, performed well.

•  The Portfolio's zero weight in the telecommunications sector was beneficial. The sector was among the weakest performers in the Index during the period.

•  Stock selection in the industrials sector also added to relative gains. A holding in a Danish transport and logistics company was the top contributor in the sector.

Management Strategies

•  We emphasize a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, we seek companies with the potential for strong free cash flow generation that we believe are undervalued at the time of purchase. We typically favor companies that we believe have consistent or rising earnings growth records and compelling business strategies. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on March 31, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	9.76%	—	—	6.53%
MSCI All Country World Ex-U.S. Index	16.83	—	—	3.63
Lipper International Multi-Cap Growth Index	19.73	—	—	5.00
Portfolio — Class P Shares w/o sales charges(4)	9.49	—	—	6.27
MSCI All Country World Ex-U.S. Index	16.83	—	—	3.63
Lipper International Multi-Cap Growth Index	19.73	—	—	5.00
Portfolio — Class H Shares w/o sales charges(4)	9.41	—	—	6.25
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	4.23	—	—	4.38
MSCI All Country World Ex-U.S. Index	16.83	—	—	3.63
Lipper International Multi-Cap Growth Index	19.73	—	—	5.00
Portfolio — Class L Shares w/o sales charges(4)	8.90	—	—	5.72
MSCI All Country World Ex-U.S. Index	16.83	—	—	3.63
Lipper International Multi-Cap Growth Index	19.73	—	—	5.00

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on March 31, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	32.1%
Textiles, Apparel & Luxury Goods	16.1
Beverages	12.1
Road & Rail	8.5
Internet Software & Services	7.9
Short-Term Investments	7.4
Diversified Consumer Services	5.7
Real Estate Management & Development	5.2
Participation Notes	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (87.6%)
Australia (2.3%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	16,699	$—
Aurizon Holding Ltd.	36,999	145
		145
Belgium (6.0%)
Anheuser-Busch InBev N.V.	4,426	387
Brazil (5.5%)
Brookfield Incorporacoes SA	49,049	84
CETIP SA — Mercados Organizados	21,659	270
		354
Canada (9.1%)
Brookfield Asset Management, Inc., Class A	9,085	333
Brookfield Infrastructure Partners LP	7,134	252
		585
China (16.1%)
Baidu, Inc. ADR (a)	2,712	272
China Merchants Holdings International Co., Ltd. (d)	29,278	96
New Oriental Education & Technology Group ADR	12,832	249
Qihoo 360 Technology Co., Ltd. ADR (a)	3,714	110
Sun Art Retail Group Ltd. (d)	70,500	109
Wynn Macau Ltd. (a)(d)	72,400	200
		1,036
Denmark (6.3%)
DSV A/S	15,543	405
France (5.4%)
Christian Dior SA	930	161
Pernod-Ricard SA	1,594	187
		348
Germany (2.5%)
Adidas AG	1,775	158
India (1.2%)
MakeMyTrip Ltd. (a)	6,078	76
Italy (5.7%)
Prada SpA (d)	38,000	367
Netherlands (1.5%)
DE Master Blenders 1753 N.V. (a)	8,532	99
Russia (2.0%)
Mail.ru Group Ltd. GDR	3,602	125
South Africa (2.7%)
Naspers Ltd., Class N	2,701	174
Switzerland (5.7%)
Kuehne & Nagel International AG (Registered)	1,555	189
Nestle SA (Registered)	2,708	177
		366
United Kingdom (10.3%)
Burberry Group PLC	17,010	349
Diageo PLC ADR	1,752	204
Tesco PLC	20,226	111
		664
	Shares	Value (000)
United States (5.3%)
Greenlight Capital Re Ltd., Class A (a)	9,563	$221
TAL Education Group ADR	12,260	117
		338
Total Common Stocks (Cost $4,811)		5,627
Convertible Preferred Stocks (0.0%)
China (0.0%)
Youku Tudou, Inc., Class A (a)(b)(e) (acquisition cost — $@; acquired 9/16/10)	6	—	@
United States (0.0%)
Better Place, Inc. Series C (a)(b)(e) (acquisition cost — $49; acquired 11/14/11)	10,721	3
Total Convertible Preferred Stocks (Cost $49)		3
Participation Notes (5.0%)
China (5.0%)
Deutsche Bank AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 3/4/21 (a)	1,660	56
UBS AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 2/25/13 (a)	7,810	263
Total Participation Notes (Cost $206)		319
Short-Term Investment (7.4%)
Investment Company (7.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $473)	473,348	473
Total Investments (100.0%) (Cost $5,539) (f)		6,422
Liabilities in Excess of Other Assets (0.0%)		(2)
Net Assets (100.0%)		$6,420

(a)  Non-income producing security.

(b)  At December 31, 2012, the Portfolio held fair valued securities valued at approximately $3,000, representing 0.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2012.

(d)  Security trades on the Hong Kong exchange.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to approximately $3,000 and represents 0.1% of net assets.

(f)  The approximate fair value and percentage of net assets, $3,793,000 and 59.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

@  Value is Less than $500

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,066)	$5,949
Investment in Security of Affiliated Issuer, at Value (Cost $473)	473
Total Investments in Securities, at Value (Cost $5,539)	6,422
Foreign Currency, at Value (Cost $—@)	—	@
Due from Adviser	41
Dividends Receivable	4
Tax Reclaim Receivable	3
Receivable from Affiliate	—	@
Total Assets	6,470
Liabilities:
Payable for Professional Fees	22
Payable for Custodian Fees	5
Payable for Transfer Agent Fees	1
Payable for Administration Fees	—	@
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	22
Total Liabilities	50
Net Assets	$6,420
Net Assets Consist Of:
Paid-in-Capital	$5,733
Undistributed Net Investment Income	1
Accumulated Net Realized Loss	(197)
Unrealized Appreciation (Depreciation) on:
Investments	883
Foreign Currency Translations	—	@
Net Assets	$6,420
CLASS I:
Net Assets	$5,259
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	470,000
Net Asset Value, Offering and Redemption Price Per Share	$11.19
CLASS P:
Net Assets	$112
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$11.19
CLASS H:
Net Assets	$937
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	83,782
Net Asset Value, Redemption Price Per Share	$11.19
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.56
Maximum Offering Price Per Share	$11.75
CLASS L:
Net Assets	$112
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$11.13

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $6 of Foreign Taxes Withheld)	$109
Interest from Securities of Unaffiliated Issuers	4
Dividends from Security of Affiliated Issuer	1
Total Investment Income	114
Expenses:
Professional Fees	68
Registration Fees	62
Advisory Fees (Note B)	56
Custodian Fees (Note F)	21
Transfer Agency Fees (Note E)	12
Pricing Fees	5
Administration Fees (Note C)	5
Distribution and Shareholder Services Fees — Class P (Note D)	—	@
Distribution and Shareholder Services Fees — Class H (Note D)	2
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	1
Sub Transfer Agency Fees	—	@
Other Expenses	11
Total Expenses	244
Expenses Reimbursed by Adviser (Note B)	(113)
Waiver of Advisory Fees (Note B)	(56)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	75
Net Investment Income	39
Realized Loss:
Investments Sold	(131)
Foreign Currency Exchange Contracts	(—	@)
Foreign Currency Transactions	(1)
Net Realized Loss	(132)
Change in Unrealized Appreciation (Depreciation):
Investments	654
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	654
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	522
Net Increase in Net Assets Resulting from Operations	$561

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$39	$42
Net Realized Gain (Loss)	(132)	283
Net Change in Unrealized Appreciation (Depreciation)	654	(1,012)
Net Increase (Decrease) in Net Assets Resulting from Operations	561	(687)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(33)	(49)
Net Realized Gain	—	(226)
Class P:
Net Investment Income	(— @)	(1)
Net Realized Gain	—	(5)
Class H:
Net Investment Income	(4)	(4)
Net Realized Gain	—	(34)
Class L:
Net Realized Gain	—	(5)
Total Distributions	(37)	(324)
Capital Share Transactions:(1)
Class H:
Subscribed	101	50
Distributions Reinvested	3	33
Net Increase in Net Assets Resulting from Capital Share Transactions	104	83
Total Increase (Decrease) in Net Assets	628	(928)
Net Assets:
Beginning of Period	5,792	6,720
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $1 and ($—@))	$6,420	$5,792
(1) Capital Share Transactions:
Class H:
Shares Subscribed	9	5
Shares Issued on Distributions Reinvested	— @@	3
Net Increase in Class H Shares Outstanding	9	8

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Opportunity Portfolio

	Class I
	Year Ended December 31,		Period from March 31, 2010^ to
Selected Per Share Data and Ratios	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$10.26	$12.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.08	0.08	0.03
Net Realized and Unrealized Gain (Loss)	0.92	(1.31)	2.04
Total from Investment Operations	1.00	(1.23)	2.07
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.10)	—
Net Realized Gain	—	(0.48)	—
Total Distributions	(0.07)	(0.58)	—
Net Asset Value, End of Period	$11.19	$10.26	$12.07
Total Return++	9.76%	(10.16)%	20.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$5,259	$4,822	$5,672
Ratio of Expenses to Average Net Assets (1)	1.14%+	1.15%+	1.15	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.70%+	0.67%+	0.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00	%§*
Portfolio Turnover Rate	33%	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.87%	3.82%	4.79	%+*
Net Investment Loss to Average Net Assets	(2.03)%	(2.00)%	(3.31	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Opportunity Portfolio

	Class P
	Year Ended December 31,		Period from March 31, 2010^ to
Selected Per Share Data and Ratios	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$10.26	$12.04	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.05	0.05	0.01
Net Realized and Unrealized Gain (Loss)	0.92	(1.30)	2.03
Total from Investment Operations	0.97	(1.25)	2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.05)	—
Net Realized Gain	—	(0.48)	—
Total Distributions	(0.04)	(0.53)	—
Net Asset Value, End of Period	$11.19	$10.26	$12.04
Total Return++	9.49%	(10.33)%	20.40	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$112	$103	$120
Ratio of Expenses to Average Net Assets (1)	1.39%+	1.40%+	1.40	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.45%+	0.42%+	0.08	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00	%§*
Portfolio Turnover Rate	33%	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.12%	4.07%	5.04	%+*
Net Investment Loss to Average Net Assets	(2.28)%	(2.25)%	(3.56	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Opportunity Portfolio

	Class H
	Year Ended December 31,		Period from March 31, 2010^ to
Selected Per Share Data and Ratios	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$10.26	$12.04	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.05	0.05	0.01
Net Realized and Unrealized Gain (Loss)	0.92	(1.29)	2.03
Total from Investment Operations	0.97	(1.24)	2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.06)	—
Net Realized Gain	—	(0.48)	—
Total Distributions	(0.04)	(0.54)	—
Net Asset Value, End of Period	$11.19	$10.26	$12.04
Total Return++	9.41%	(10.30)%	20.40	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$937	$765	$808
Ratio of Expenses to Average Net Assets (1)	1.39%+	1.40%+	1.40	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.45%+	0.42%+	0.08	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00	%§*
Portfolio Turnover Rate	33%	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.12%	4.07%	5.04	%+*
Net Investment Loss to Average Net Assets	(2.28)%	(2.25)%	(3.56	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Opportunity Portfolio

	Class L
	Year Ended December 31,		Period from March 31, 2010^ to
Selected Per Share Data and Ratios	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$10.22	$12.00	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)	(0.01)	(0.03)
Net Realized and Unrealized Gain (Loss)	0.92	(1.29)	2.03
Total from Investment Operations	0.91	(1.30)	2.00
Distributions from and/or in Excess of:
Net Realized Gain	—	(0.48)	—
Net Asset Value, End of Period	$11.13	$10.22	$12.00
Total Return++	8.90%	(10.81)%	20.00	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$112	$102	$120
Ratio of Expenses Average Net Assets (1)	1.89%+	1.90%+	1.90	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.05)%+	(0.08)%+	(0.42	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00	%§*
Portfolio Turnover Rate	33%	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.62%	4.57%	5.54	%+*
Net Investment Loss to Average Net Assets	(2.78)%	(2.75)%	(4.06	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-United States Index. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors.

Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Beverages	$204	$574	$—		$778
Capital Markets	—	270	—		270
Diversified Consumer Services	366	—	—		366
Electric Utilities	252	—	—	†	252
Food & Staples Retailing	—	220	—		220
Food Products	—	276	—		276
Hotels, Restaurants & Leisure	—	200	—		200
Household Durables	—	84	—		84
Insurance	221	—	—		221
Internet & Catalog Retail	76	—	—		76
Internet Software & Services	382	125	—		507
Marine	—	189	—		189
Media	—	174	—		174
Real Estate Management & Development	333	—	—		333
Road & Rail	—	550	—		550
Textiles, Apparel & Luxury Goods	—	1,035	—		1,035
Transportation Infrastructure	—	96	—		96
Total Common Stocks	1,834	3,793	—	†	5,627
Convertible Preferred Stocks	—	—	3		3
Participation Notes	—	319	—		319
Short-Term Investment — Investment Company	473	—	—		473
Total Assets	$2,307	$4,112	$3	†	$6,422

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $2,901,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Convertible Preferred Stocks (000)
Beginning Balance	$—	†	$49
Purchases	—		—
Sales	—		—
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Change in unrealized appreciation/depreciation	—		(46)
Realized gains (losses)	—		—
Ending Balance	$—	†	$3
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2012	$—		$(46)

†  Includes one or more securities which are valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$3	Asset Approach	Net Tangible Assets	$0.25		$0.25		$0.25		Increase
		Discounted cash flow	Weighted average cost of capital	24.7%		26.0%		25.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.8	x	4.6	x	3.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$	(—	@)

@  Amount is less than $500.

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Portfolio invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class P shares, Class H shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement,

paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.15% for Class I shares, 1.40% for Class P shares, 1.40% for Class H shares and 1.90% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $169,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,942,000 and $2,227,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$72	$2,164	$1,763	$1	$473

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$37	$—	$106	$218

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$(1)	$4	$(3)

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is $5,539,000. The aggregate gross unrealized appreciation is $1,244,000 and the aggregate gross unrealized depreciation is $361,000 resulting in net unrealized appreciation of $883,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available unused short-term capital losses of $153,000 and long-term capital losses of $45,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $44,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

31

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIIOANN
IU13-00386P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Select Global Infrastructure Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
U.S. Privacy Policy	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Select Global Infrastructure Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Select Global Infrastructure Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Select Global Infrastructure Portfolio Class I	$1,000.00	$1,103.40	$1,019.41	$6.03	$5.79	1.14%
Select Global Infrastructure Portfolio Class P	1,000.00	1,101.80	1,018.15	7.34	7.05	1.39
Select Global Infrastructure Portfolio Class H	1,000.00	1,101.60	1,018.15	7.34	7.05	1.39
Select Global Infrastructure Portfolio Class L	1,000.00	1,099.50	1,015.63	9.97	9.58	1.89

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Select Global Infrastructure Portfolio

The Select Global Infrastructure Portfolio (the "Portfolio") seeks to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 18.21%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Dow Jones Brookfield Global Infrastructure Index (the "Index"), which returned 16.01%, and the S&P Global BMI Index, which returned 17.15%.

Factors Affecting Performance

•  Infrastructure shares appreciated 16.01% during the period, as measured by the Index. Among the major infrastructure sectors, the communications and European regulated utilities sectors exhibited relative outperformance, while the transmission and distribution, gas midstream, gas distribution utilities, and pipeline companies sectors underperformed the Index. Toll roads performed largely in line with the Index for the year. Among the smaller sectors, the airports, water, ports, and diversified sectors all outperformed the Index.

•  For full-year 2012, the Portfolio realized favorable performance from both bottom-up stock selection and top-down allocation, with bottom-up stock selection being the more significant driver of outperformance, as in past years. From a bottom-up perspective, stock selection was particularly favorable in the gas distribution utilities, communications, transmission and distribution, toll roads, and European regulated utilities sectors, only partially offset by adverse selection in the pipeline companies and gas midstream sectors. From a top-down perspective, our positioning was favorable or largely neutral in all sectors except for the negative impact of our cash holdings and an underweight to the airport sector.

•  We attribute 2012 sector outperformance or underperformance within the infrastructure universe to a combination of macroeconomic and company/sector-specific considerations. On the macroeconomic front, we attributed the outperformance of European regulated utilities and toll roads largely to declining sovereign yields and lower perceived event risk in continental Europe, which has lowered the current market-derived cost of capital to levels closer to the medium- to longer-term levels appropriate for the asset class. In the U.S., we attributed the underperformance of transmission and distribution, gas distribution utilities, and pipeline companies to concerns over dividend and investment tax policies (debated during U.S. fiscal cliff negotiations), as well as to the potential for declining regulated returns resulting from low North American bond rates. These sectors in our opinion were also largely unfavorable from a valuation perspective.

•  With regard to company/sector fundamentals regionally, European regulated utilities benefited from increased/improved visibility in connection with several regulatory initiatives. In Asia, gas distribution utilities in China continued to benefit from strong demand for natural gas, as industrial customers looked to lower their cost structures and the central government attempted to reign in pollution created by the significant use of coal-fired power generation. In the U.S., we attributed the outperformance of the communications sector to the ongoing demand by telecommunications providers for wireless towers in order to meet the demands of customers using data-driven devices like smartphones and tablets. Also in North America, we attributed the underperformance of the gas midstream sector to concerns over excess natural gas and natural gas liquids (NGL) supply and the resultant impact on drilling patterns of exploration and production company customers as natural gas prices remain low and NGL prices declined from historical averages.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities may be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Select Global Infrastructure Portfolio

value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects. Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the gas distribution, pipeline companies, toll road, and communications sectors, and an underweighting to companies in the gas midstream, transmission and distribution, and European regulated utilities sectors.

•  We started 2013 positioned largely the same from a sector perspective as we began 2012 (although some of our individual company weightings have meaningfully changed). We acknowledge that increased optimism over a potential upturn in global economic growth (as espoused by many market pundits and supported by an upturn in the equity markets witnessed in early 2013 at the time of writing) might argue for an increased weighting to GDP-growth/trade-leveraged sectors, particularly within transportation; however, we remain committed to and positive on existing positions in the Portfolio, as we believe such positions provide favorable total return potential going forward whether or not this economic upturn of the magnitude anticipated materializes. Our preference, as in the past, remains to find opportunities within the infrastructure universe that do not rely on meaningful improvements to economic growth, rather we rely on secular themes to help drive fundamental growth or relying on a valuation gap that can be closed without a strong improvement in macroeconomic growth. While we concur in some cases with those who believe there is reason for optimism regarding the global economy over the near term, we also remain cautious due to concerns over the massive, unprecedented monetary policy being used to help support current growth and the unanticipated consequences these policies might have.

*  Minimum Investment for Class I shares

**  Commenced Operations on September 20, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Dow Jones Brookfield Global Infrastructure Index(1) and the S&P Global BMI Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	18.21%	—	—	17.29%
Dow Jones Brookfield Global Infrastructure Index	16.01	—	—	15.90
S&P Global BMI Index	17.15	—	—	8.25
Portfolio — Class P Shares w/o sales charges(4)	17.85	—	—	16.97
Dow Jones Brookfield Global Infrastructure Index	16.01	—	—	15.90
S&P Global BMI Index	17.15	—	—	8.25
Portfolio — Class H Shares w/o sales charges(4)	17.82	—	—	16.96
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	12.26	—	—	14.48
Dow Jones Brookfield Global Infrastructure Index	16.01	—	—	15.90
S&P Global BMI Index	17.15	—	—	8.25
Portfolio — Class L Shares w/o sales charges(4)	17.31	—	—	16.42
Dow Jones Brookfield Global Infrastructure Index	16.01	—	—	15.90
S&P Global BMI Index	17.15	—	—	8.25

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Select Global Infrastructure Portfolio

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on September 20, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	51.1%
Other*	14.9
Transmission & Distribution	14.0
Communications	13.4
Toll Roads	6.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Select Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (96.4%)
Australia (4.7%)
APA Group	19,295	$111
DUET Group	67,036	146
Macquarie Atlas Roads Group (a)	13,534	24
Sydney Airport	52,900	187
Transurban Group	54,671	347
		815
Brazil (0.4%)
Cia de Saneamento Basico do Estado de Sao Paulo ADR	826	69
Canada (12.2%)
Enbridge, Inc.	19,029	823
TransCanada Corp.	27,130	1,282
		2,105
China (11.1%)
Beijing Enterprises Holdings Ltd. (b)	180,500	1,183
China Gas Holdings Ltd. (b)	280,000	222
China Merchants Holdings International Co., Ltd. (b)	31,527	103
ENN Energy Holdings Ltd. (b)	24,000	105
Jiangsu Expressway Co., Ltd. H Shares (b)	184,000	191
Sichuan Expressway Co., Ltd. H Shares (b)	276,000	101
		1,905
France (2.7%)
Eutelsat Communications SA	2,991	99
SES SA	12,477	361
		460
Germany (0.9%)
Fraport AG Frankfurt Airport Services Worldwide	2,560	149
Italy (6.2%)
Atlantia SpA	15,225	276
Snam SpA	92,699	431
Societa Iniziative Autostradali e Servizi SpA	16,296	152
Terna Rete Elettrica Nazionale SpA	50,550	203
		1,062
Japan (1.1%)
Tokyo Gas Co., Ltd.	41,000	188
Netherlands (0.7%)
Koninklijke Vopak N.V.	1,792	126
Spain (1.6%)
Abertis Infraestructuras SA	8,876	148
Ferrovial SA	8,250	122
		270
Switzerland (1.3%)
Flughafen Zuerich AG (Registered)	496	230
United Kingdom (9.3%)
National Grid PLC	103,624	1,187
Severn Trent PLC	8,600	220
United Utilities Group PLC	17,510	192
		1,599
	Shares	Value (000)
United States (44.2%)
AGL Resources, Inc.	2,610	$104
American Tower Corp. REIT	11,290	872
American Water Works Co., Inc.	5,160	192
Atmos Energy Corp.	3,710	130
California Water Service Group	2,800	51
CenterPoint Energy, Inc.	15,730	303
Cheniere Energy, Inc. (a)	6,440	121
Consolidated Edison, Inc.	2,782	155
Crown Castle International Corp. (a)	5,940	429
Enbridge Energy Management LLC (a)	12,814	370
ITC Holdings Corp.	3,930	302
Kinder Morgan, Inc.	16,310	576
New Jersey Resources Corp.	2,530	100
NiSource, Inc.	10,580	263
Northeast Utilities	14,090	551
Oneok, Inc.	7,600	325
PG&E Corp.	9,900	398
SBA Communications Corp., Class A (a)	7,720	548
Sempra Energy	8,330	591
Spectra Energy Corp.	20,340	557
WGL Holdings, Inc.	1,570	62
Williams Cos., Inc. (The)	18,970	621
		7,621
Total Common Stocks (Cost $13,726)		16,599
Short-Term Investment (3.4%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $590)	590,279	590
Total Investments (99.8%) (Cost $14,316) (c)		17,189
Other Assets in Excess of Liabilities (0.2%)		29
Net Assets (100.0%)		$17,218

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $6,804,000 and 39.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Select Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $13,726)	$16,599
Investment in Security of Affiliated Issuer, at Value (Cost $590)	590
Total Investments in Securities, at Value (Cost $14,316)	17,189
Foreign Currency, at Value (Cost $15)	15
Dividends Receivable	64
Due from Adviser	22
Tax Reclaim Receivable	3
Receivable from Affiliate	—	@
Other Assets	—	@
Total Assets	17,293
Liabilities:
Payable for Professional Fees	26
Payable for Investments Purchased	23
Payable for Custodian Fees	10
Payable for Administration Fees	1
Payable for Transfer Agent Fees	1
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	14
Total Liabilities	75
Net Assets	$17,218
Net Assets Consist Of:
Paid-in-Capital	$14,141
Undistributed Net Investment Income	1
Accumulated Net Realized Gain	203
Unrealized Appreciation (Depreciation) on:
Investments	2,873
Foreign Currency Translations	—	@
Net Assets	$17,218
CLASS I:
Net Assets	$15,707
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,216,972
Net Asset Value, Offering and Redemption Price Per Share	$12.91
CLASS P:
Net Assets	$129
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$12.90
CLASS H:
Net Assets	$1,253
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	97,371
Net Asset Value, Redemption Price Per Share	$12.87
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.64
Maximum Offering Price Per Share	$13.51
CLASS L:
Net Assets	$129
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$12.90

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Select Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $52 of Foreign Taxes Withheld)	$491
Dividends from Security of Affiliated Issuer	—	@
Total Investment Income	491
Expenses:
Advisory Fees (Note B)	125
Professional Fees	74
Registration Fees	58
Custodian Fees (Note F)	40
Transfer Agency Fees (Note E)	12
Administration Fees (Note C)	12
Shareholder Reporting Fees	8
Pricing Fees	6
Directors' Fees and Expenses	2
Distribution and Shareholder Services Fees — Class P (Note D)	—	@
Distribution and Shareholder Services Fees — Class H (Note D)	—	@
Distribution and Shareholder Services Fees — Class L (Note D)	1
Other Expenses	16
Total Expenses	354
Waiver of Advisory Fees (Note B)	(125)
Expenses Reimbursed by Adviser (Note B)	(57)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	171
Net Investment Income	320
Realized Gain:
Investments Sold	724
Foreign Currency Transactions	4
Net Realized Gain	728
Change in Unrealized Appreciation (Depreciation):
Investments	1,406
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	1,406
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,134
Net Increase in Net Assets Resulting from Operations	$2,454

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Select Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$320	$246
Net Realized Gain	728	369
Net Change in Unrealized Appreciation (Depreciation)	1,406	1,091
Net Increase in Net Assets Resulting from Operations	2,454	1,706
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(306)	(240)
Net Realized Gain	(498)	(358)
Class P:
Net Investment Income	(2)	(2)
Net Realized Gain	(4)	(3)
Class H:
Net Investment Income	(22)	(2)
Net Realized Gain	(31)	(3)
Class L:
Net Investment Income	(2)	(1)
Net Realized Gain	(4)	(3)
Total Distributions	(869)	(612)
Capital Share Transactions:(1)
Class I:
Subscribed	2,575	1,469
Distributions Reinvested	150	65
Redeemed	(1,185)	(92)
Class H:
Subscribed	1,112	—
Distributions Reinvested	47	—
Net Increase in Net Assets Resulting from Capital Share Transactions	2,699	1,442
Redemption Fees	— @	—
Total Increase in Net Assets	4,284	2,536
Net Assets:
Beginning of Period	12,934	10,398
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $1 and $(—@))	$17,218	$12,934
(1) Capital Share Transactions:
Class I:
Shares Subscribed	209	127
Shares Issued on Distributions Reinvested	12	6
Shares Redeemed	(99)	(8)
Net Increase in Class I Shares Outstanding	122	125
Class H:
Shares Subscribed	83	—
Shares Issued on Distributions Reinvested	4	—
Net Increase in Class H Shares Outstanding	87	—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Select Global Infrastructure Portfolio

	Class I
	Year Ended December 31,		Period from September 20, 2010^ to December 31,
Selected Per Share Data and Ratios	2012	2011	2010
Net Asset Value, Beginning of Period	$11.50	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.27	0.23	0.08
Net Realized and Unrealized Gain	1.82	1.42	0.40
Total from Investment Operations	2.09	1.65	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.26)	(0.22)	(0.08)
Net Realized Gain	(0.42)	(0.33)	—
Total Distributions	(0.68)	(0.55)	(0.08)
Net Asset Value, End of Period	$12.91	$11.50	$10.40
Total Return++	18.21%	15.95%	4.94	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$15,707	$12,589	$10,086
Ratio of Expenses to Average Net Assets (1)	1.15%+	1.15%+	1.14	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.18%+	2.09%+	2.71	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	33%	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.39%	2.93%	3.61	%+*
Net Investment Income to Average Net Assets	0.94%	0.31%	0.24	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Select Global Infrastructure Portfolio

	Class P
	Year Ended December 31,		Period from September 20, 2010^ to December 31,
Selected Per Share Data and Ratios	2012	2011	2010
Net Asset Value, Beginning of Period	$11.50	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.24	0.21	0.07
Net Realized and Unrealized Gain	1.80	1.41	0.41
Total from Investment Operations	2.04	1.62	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.19)	(0.08)
Net Realized Gain	(0.42)	(0.33)	—
Total Distributions	(0.64)	(0.52)	(0.08)
Net Asset Value, End of Period	$12.90	$11.50	$10.40
Total Return++	17.85%	15.67%	4.86	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$129	$115	$104
Ratio of Expenses to Average Net Assets (1)	1.40%+	1.40%+	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.93%+	1.84%+	2.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	33%	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.64%	3.18%	3.86	%+*
Net Investment Income (Loss) to Average Net Assets	0.69%	0.06%	(0.01	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Select Global Infrastructure Portfolio

	Class H
	Year Ended December 31,		Period from September 20, 2010^ to December 31,
Selected Per Share Data and Ratios	2012	2011	2010
Net Asset Value, Beginning of Period	$11.50	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.24	0.21	0.07
Net Realized and Unrealized Gain	1.80	1.41	0.41
Total from Investment Operations	2.04	1.62	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.19)	(0.08)
Net Realized Gain	(0.42)	(0.33)	—
Total Distributions	(0.67)	(0.52)	(0.08)
Net Asset Value, End of Period	$12.87	$11.50	$10.40
Total Return++	17.82%	15.67%	4.86	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,253	$115	$104
Ratio of Expenses to Average Net Assets (1)	1.40%+	1.40%+	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.93%+	1.84%+	2.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	33%	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.64%	3.18%	3.86	%+*
Net Investment Income (Loss) to Average Net Assets	0.69%	0.06%	(0.01	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Select Global Infrastructure Portfolio

	Class L
	Year Ended December 31,		Period from September 20, 2010^ to December 31,
Selected Per Share Data and Ratios	2012	2011	2010
Net Asset Value, Beginning of Period	$11.50	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.18	0.15	0.06
Net Realized and Unrealized Gain	1.80	1.42	0.40
Total from Investment Operations	1.98	1.57	0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.14)	(0.06)
Net Realized Gain	(0.42)	(0.33)	—
Total Distributions	(0.58)	(0.47)	(0.06)
Net Asset Value, End of Period	$12.90	$11.50	$10.40
Total Return++	17.31%	15.12%	4.72	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$129	$115	$104
Ratio of Expenses Average Net Assets (1)	1.90%+	1.90%+	1.89	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.43%+	1.34%+	1.96	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	33%	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.14%	3.68%	4.36	%+*
Net Investment Income (Loss) to Average Net Assets	0.19%	(0.44)%	(0.51	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Select Global Infrastructure Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. Using internal proprietary research, the Adviser seeks to identify public infrastructure companies that are believed to offer the best value relative to their underlying assets and growth prospects. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$—	$566	$—	$566
Communications	1,849	460	—	2,309
Diversified	303	268	—	571
Oil & Gas Storage & Transportation	6,323	2,467	—	8,790
Ports	—	103	—	103
Toll Roads	—	1,138	—	1,138
Transmission & Distribution	1,008	1,390	—	2,398
Water	312	412	—	724
Total Common Stocks	9,795	6,804	—	16,599
Short-Term Investment — Investment Company	590	—	—	590
Total Assets	$10,385	$6,804	$—	$17,189

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $6,452,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.15% for Class I shares, 1.40% for Class P shares, 1.40% for Class H shares and 1.90% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $182,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to

Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $6,747,000 and $4,772,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2012 (000)
$361	$9,360	$9,131	$—	@	$590

@  Amount is less than $500.

During the year ended December 31, 2012, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$332	$537	$612	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$13	$(13)	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2	$269

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

At December 31, 2012, the aggregate cost for federal income tax purposes is $14,383,000. The aggregate gross unrealized appreciation is $2,867,000 and the aggregate gross unrealized depreciation is $61,000 resulting in net unrealized appreciation of $2,806,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

I. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Select Global Infrastructure Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Select Global Infrastructure Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Global Infrastructure Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein., in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012. For corporate shareholders, 36.8% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $381,000 as taxable at this lower rate.

The Portfolio designated and paid $537,000 as a long-term capital gain distribution.

The Portfolio intends to pass through foreign tax credits of approximately $49,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

• Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long-Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

30

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISGIANN
IU13-00351P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

International Advantage Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Federal Tax Notice	21
U.S. Privacy Policy	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Advantage Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

International Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Advantage Portfolio Class I	$1,000.00	$1,112.40	$1,018.90	$6.58	$6.29	1.24%
International Advantage Portfolio Class P	1,000.00	1,110.90	1,017.65	7.91	7.56	1.49
International Advantage Portfolio Class H	1,000.00	1,111.10	1,017.65	7.91	7.56	1.49
International Advantage Portfolio Class L	1,000.00	1,108.90	1,015.13	10.55	10.08	1.99

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

International Advantage Portfolio

The International Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-U.S. Index.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 21.27%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index (the "Index"), which returned 16.83%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  International equities rose more than 16% during the 12 months ended December 31, 2012. Global central bank policy actions and the reduced risk of financial crisis in the euro zone helped risk assets including stocks rally during the period. Nonetheless, markets were volatile. The economies of the U.S. and China appeared to be weakening during the second quarter of 2012, problems in Greece and Spain reignited concerns about the European debt crisis in the spring, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) going into year-end weighed on investor sentiment. However, in July a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve in September (including a third round of quantitative easing, or QE3) eased fears. Improving manufacturing data in China, released during the fourth quarter, also lifted investor confidence. In Japan, promises of structural reforms and reflation from the newly elected government lifted its stock markets late in the period.

•  The Portfolio's lack of exposure to energy, the weakest performing sector in the Index, was advantageous to relative performance during the period.

•  Stock selection in the industrials sector contributed relative gains, with outperformance led by a holding in a Danish transport and logistics company.

•  The consumer discretionary sector was additive as well. Both stock selection and an overweight in the sector boosted performance. A position in an Italian apparel and accessories maker was the most additive.

•  An underweight in the financials sector, the Index's best performing sector during the period, diminished relative results.

•  Stock selection in the health care sector also detracted. The Portfolio's sole holding in the sector declined during the period.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Ex U.S. Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	21.27%	—	—	9.30%
MSCI All Country World Ex U.S. Index	16.83	—	—	0.96
Lipper International Multi-Cap Growth Funds Index	19.73	—	—	1.64
Portfolio — Class P Shares w/o sales charges(4)	20.99	—	—	9.03
MSCI All Country World Ex U.S. Index	16.83	—	—	0.96
Lipper International Multi-Cap Growth Funds Index	19.73	—	—	1.64
Portfolio — Class H Shares w/o sales charges(4)	21.01	—	—	9.04
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	15.27	—	—	6.43
MSCI All Country World Ex U.S. Index	16.83	—	—	0.96
Lipper International Multi-Cap Growth Funds Index	19.73	—	—	1.64
Portfolio — Class L Shares w/o sales charges(4)	20.43	—	—	8.50
MSCI All Country World Ex U.S. Index	16.83	—	—	0.96
Lipper International Multi-Cap Growth Funds Index	19.73	—	—	1.64

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Ex U.S. Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	43.7%
Textiles, Apparel & Luxury Goods	17.7
Beverages	17.2
Road & Rail	8.2
Food Products	7.7
Participation Notes	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (89.3%)
Australia (3.0%)
Aurizon Holding Ltd.	19,714	$77
Belgium (7.3%)
Anheuser-Busch InBev N.V.	2,146	188
Brazil (3.1%)
CETIP SA — Mercados Organizados	6,464	81
Canada (8.7%)
Brookfield Asset Management, Inc., Class A	2,946	108
Brookfield Infrastructure Partners LP	3,339	118
		226
China (7.2%)
China Merchants Holdings International Co., Ltd. (a)	19,924	65
New Oriental Education & Technology Group ADR	3,480	68
Sun Art Retail Group Ltd. (a)	34,000	52
		185
Denmark (5.2%)
DSV A/S	5,142	134
Finland (2.8%)
Kone Oyj, Class B	994	74
France (11.1%)
Christian Dior SA	511	88
Danone SA	1,095	72
Pernod-Ricard SA	1,066	126
		286
Germany (2.9%)
Adidas AG	847	75
Israel (1.8%)
Teva Pharmaceutical Industries Ltd. ADR	1,222	46
Italy (5.7%)
Prada SpA (a)	15,300	148
Norway (2.7%)
Telenor ASA	3,464	70
Switzerland (7.6%)
Kuehne & Nagel International AG (Registered)	600	73
Nestle SA (Registered)	1,909	124
		197
United Kingdom (20.2%)
British American Tobacco PLC	1,238	63
Burberry Group PLC	6,890	141
Diageo PLC	4,293	125
Imperial Tobacco Group PLC	1,348	52
Reckitt Benckiser Group PLC	1,306	82
Tesco PLC	10,825	59
		522
Total Common Stocks (Cost $1,992)		2,309
	Shares	Value (000)
Participation Notes (5.4%)
China (5.4%)
Deutsche Bank AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 3/4/21, (b) (Cost $108)	4,180	$141
Short-Term Investment (4.1%)
Investment Company (4.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $106)	106,355	106
Total Investments (98.8%) (Cost $2,206) (c)		2,556
Other Assets in Excess of Liabilities (1.2%)		30
Net Assets (100.0%)		$2,586

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  The approximate fair value and percentage of net assets, $1,969,000 and 76.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $2,100)	$2,450
Investment in Security of Affiliated Issuer, at Value (Cost $106)	106
Total Investments in Securities, at Value (Cost $2,206)	2,556
Foreign Currency, at Value (Cost $—@)	—	@
Due from Adviser	66
Dividends Receivable	2
Tax Reclaim Receivable	2
Receivable from Affiliate	—	@
Other Assets	7
Total Assets	2,633
Liabilities:
Payable for Professional Fees	31
Payable for Custodian Fees	4
Payable for Transfer Agent Fees	1
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Administration Fees	—	@
Other Liabilities	11
Total Liabilities	47
Net Assets	$2,586
Net Assets Consist Of:
Paid-in-Capital	$2,236
Undistributed Net Investment Income	5
Accumulated Net Realized Loss	(5)
Unrealized Appreciation (Depreciation) on:
Investments	350
Foreign Currency Translations	—	@
Net Assets	$2,586
CLASS I:
Net Assets	$1,421
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	122,441
Net Asset Value, Offering and Redemption Price Per Share	$11.60
CLASS P:
Net Assets	$116
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$11.60
CLASS H:
Net Assets	$933
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	80,433
Net Asset Value, Redemption Price Per Share	$11.60
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.58
Maximum Offering Price Per Share	$12.18
CLASS L:
Net Assets	$116
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$11.60

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Advantage Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$56
Dividends from Security of Affiliated Issuer	—	@
Total Investment Income	56
Expenses:
Professional Fees	78
Registration Fees	47
Advisory Fees (Note B)	22
Custodian Fees (Note F)	16
Shareholder Reporting Fees	15
Transfer Agency Fees (Note E)	12
Pricing Fees	5
Distribution and Shareholder Services Fees — Class P (Note D)	—	@
Distribution and Shareholder Services Fees — Class H (Note D)	2
Distribution and Shareholder Services Fees — Class L (Note D)	1
Administration Fees (Note C)	2
Directors' Fees and Expenses	1
Sub Transfer Agency Fees	—	@
Other Expenses	15
Total Expenses	216
Expenses Reimbursed by Adviser (Note B)	(162)
Waiver of Advisory Fees (Note B)	(22)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	32
Net Investment Income	24
Realized Gain (Loss):
Investments Sold	2
Foreign Currency Transactions	(1)
Net Realized Gain	1
Change in Unrealized Appreciation (Depreciation):
Investments	429
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	429
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	430
Net Increase in Net Assets Resulting from Operations	$454

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$24	$23
Net Realized Gain	1	13
Net Change in Unrealized Appreciation (Depreciation)	429	(78)
Net Increase (Decrease) in Net Assets Resulting from Operations	454	(42)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(13)	(15)
Net Realized Gain	—	(12)
Class P:
Net Investment Income	(1)	(1)
Net Realized Gain	—	(1)
Class H:
Net Investment Income	(6)	(6)
Net Realized Gain	—	(6)
Class L:
Net Investment Income	(— @)	(— @)
Net Realized Gain	—	(1)
Total Distributions	(20)	(42)
Capital Share Transactions:(1)
Class I:
Subscribed	459	113
Distributions Reinvested	3	2
Redeemed	(547)	(8)
Class H:
Subscribed	100	600
Distributions Reinvested	5	11
Net Increase in Net Assets Resulting from Capital Share Transactions	20	718
Total Increase in Net Assets	454	634
Net Assets:
Beginning of Period	2,132	1,498
End of Period (Including Undistributed Net Investment Income of $5 and —)	$2,586	$2,132
(1) Capital Share Transactions:
Class I:
Shares Subscribed	43	11
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(51)	(1)
Net Increase (Decrease) in Class I Shares Outstanding	(8)	10
Class H:
Shares Subscribed	9	60
Shares Issued on Distributions Reinvested	— @@	1
Net Increase in Class H Shares Outstanding	9	61

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Advantage Portfolio

	Class I
	Year Ended December 31,		Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$9.65	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.12	0.12	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.93	(0.26)	(0.01)
Total from Investment Operations	2.05	(0.14)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	(0.11)	—
Net Realized Gain	—	(0.09)	—
Total Distributions	(0.10)	(0.20)	—
Net Asset Value, End of Period	$11.60	$9.65	$9.99
Total Return++	21.27%	(1.31)%	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,421	$1,255	$1,198
Ratio of Expenses to Average Net Assets (1)	1.24%+	1.24%+	1.25	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.08%+	1.17%+	(1.09	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	N/A
Portfolio Turnover Rate	40%	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.89%	7.08%+	176.40	%*
Net Investment Loss to Average Net Assets	(6.57)%	(4.67)%+	(176.24	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Advantage Portfolio

	Class P
	Year Ended December 31,		Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$9.65	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.09	0.09	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.94	(0.25)	(0.01)
Total from Investment Operations	2.03	(0.16)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.09)	—
Net Realized Gain	—	(0.09)	—
Total Distributions	(0.08)	(0.18)	—
Net Asset Value, End of Period	$11.60	$9.65	$9.99
Total Return++	20.99%	(1.57)%	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$116	$96	$100
Ratio of Expenses to Average Net Assets (1)	1.49%+	1.49%+	1.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.83%+	0.92%+	(1.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	N/A
Portfolio Turnover Rate	40%	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	9.14%	7.33%+	176.65	%*
Net Investment Loss to Average Net Assets	(6.82)%	(4.92)%+	(176.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Advantage Portfolio

	Class H
	Year Ended December 31,		Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$9.65	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.09	0.09	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.94	(0.25)	(0.01)
Total from Investment Operations	2.03	(0.16)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.09)	—
Net Realized Gain	—	(0.09)	—
Total Distributions	(0.08)	(0.18)	—
Net Asset Value, End of Period	$11.60	$9.65	$9.99
Total Return++	21.01%	(1.57)%	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$933	$684	$100
Ratio of Expenses to Average Net Assets (1)	1.49%+	1.49%+	1.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.83%+	0.92%+	(1.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	N/A
Portfolio Turnover Rate	40%	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	9.14%	7.33%+	176.65	%*
Net Investment Loss to Average Net Assets	(6.82)%	(4.92)%+	(176.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.
The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Advantage Portfolio

	Class L
	Year Ended December 31,		Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$9.65	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04	0.04	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.93	(0.25)	(0.01)
Total from Investment Operations	1.97	(0.21)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	(0.04)	—
Net Realized Gain	—	(0.09)	—
Total Distributions	(0.02)	(0.13)	—
Net Asset Value, End of Period	$11.60	$9.65	$9.99
Total Return++	20.43%	(2.09)%	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$116	$97	$100
Ratio of Expenses Average Net Assets (1)	1.99%+	1.99%+	2.00	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.33%+	0.42%+	(1.84	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	N/A
Portfolio Turnover Rate	40%	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	9.64%	7.83%+	177.15	%*
Net Investment Loss to Average Net Assets	(7.32)%	(5.42)%+	(176.99	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Advantage Portfolio. The Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve the investment objective by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-United States Index. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$—	$439	$—	$439
Capital Markets	—	81	—	81
Diversified Consumer Services	68	—	—	68
Diversified Telecommunication Services	—	70	—	70
Electric Utilities	118	—	—	118
Food & Staples Retailing	—	111	—	111
Food Products	—	196	—	196
Household Products	—	82	—	82
Machinery	—	74	—	74
Marine	—	73	—	73
Pharmaceuticals	46	—	—	46
Real Estate Management & Development	108	—	—	108
Road & Rail	—	211	—	211
Textiles, Apparel & Luxury Goods	—	452	—	452
Tobacco	—	115	—	115
Transportation Infrastructure	—	65	—	65
Total Common Stocks	340	1,969	—	2,309
Participation Notes	—	141	—	141
Short-Term Investment — Investment Company	106	—	—	106
Total Assets	$446	$2,110	$—	$2,556

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $1,671,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class P shares, Class H shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.25% for Class I shares, 1.50% for Class P shares, 1.50% for Class H shares and 2.00% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $184,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $924,000 and $1,005,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2012 (000)
$—	$1,198	$1,092	$—	@	$106

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portflio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$20	$—	$42	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on partnerships sold, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$1	$1	$(2)

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2	$3

At December 31, 2012, the aggregate cost for federal income tax purposes is $2,211,000. The aggregate gross unrealized appreciation is $412,000 and the aggregate gross unrealized depreciation is $67,000 resulting in net unrealized appreciation of $345,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

I. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives:

Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $20,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board;

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

29

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIAANN
IU13-00336P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Global Insight Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
U.S. Privacy Policy	21
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Insight Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Global Insight Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Insight Portfolio Class I	$1,000.00	$1,201.90	$1,018.35	$7.47	$6.85	1.35%
Global Insight Portfolio Class H	1,000.00	1,200.50	1,017.09	8.85	8.11	1.60
Global Insight Portfolio Class L	1,000.00	1,197.50	1,014.58	11.60	10.63	2.10

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Global Insight Portfolio

The Global Insight Portfolio (the "Portfolio") seeks long-term capital appreciation.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 28.31%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index"), which returned 16.13% for the same period. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  The market environment was supportive for global equities during the 12 months ended December 31, 2012. Global central bank policy actions and the reduced risk of financial crisis in the euro zone helped risk assets including stocks rally during the period. Nonetheless, markets were volatile. The economies of the U.S. and China appeared to be weakening during the second quarter of 2012, problems in Greece and Spain reignited concerns about the European debt crisis in the spring, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) going into year-end weighed on investor sentiment. However, in July a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve in September (including a third round of quantitative easing, or QE3) eased fears. Improving manufacturing data in China, released during the fourth quarter, also lifted investor confidence. On a regional basis, European equities outperformed those of the U.S., emerging markets, and Japan for the year.

•  The largest contributor to the Portfolio's relative performance was the consumer discretionary sector. Stock selection, led by a holding in French luxury goods maker, and an overweight in the sector were additive.

•  Both stock selection and an overweight in the consumer staples sector were beneficial to performance. Within the sector, a holding in a Turkish cookie and cracker company contributed the most.

•  Relative gains also came from stock selection in financials, driven by a position in a France-based investment company.

•  The Portfolio's zero exposure to the health care sector was the primary detractor from performance.

Management Strategies

•  We seek to invest primarily in established and cyclical franchise companies located throughout the world that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. The companies we consider for investment have market capitalizations within the range of companies included in the MSCI All Country World Index.

•  We continue to focus on assessing company prospects over a three- to five-year time horizon and on owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2011.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H and L shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Global Insight Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Value Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	28.31%	—	—	28.94%
MSCI All Country World Index	16.13	—	—	17.31
Lipper Global Multi-Cap Value Funds Index	16.56	—	—	17.76
Portfolio — Class H Shares w/o sales charges(4)	28.04	—	—	28.67
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	21.98	—	—	22.59
MSCI All Country World Index	16.13	—	—	17.31
Lipper Global Multi-Cap Value Funds Index	16.56	—	—	17.76
Portfolio — Class L Shares w/o sales charges(4)	27.36	—	—	27.99
MSCI All Country World Index	16.13	—	—	17.31
Lipper Global Multi-Cap Value Funds Index	16.56	—	—	17.76

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Value Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2011.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	20.6%
Food Products	12.8
Hotels, Restaurants & Leisure	12.2
Chemicals	6.9
Textiles, Apparel & Luxury Goods	6.6
Investment Company	6.4
Diversified Financial Services	6.1
Beverages	5.9
Communications Equipment	5.8
Industrial Conglomerates	5.8
Specialty Retail	5.7
Real Estate Management & Development	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Global Insight Portfolio

	Shares	Value (000)
Common Stocks (91.5%)
Australia (3.8%)
DuluxGroup Ltd.	11,385	$45
Belgium (4.3%)
Duvel Moortgat SA	400	50
Brazil (2.9%)
Vale SA (Preference)	1,674	34
Canada (13.0%)
Brookfield Asset Management, Inc., Class A	1,117	41
Potash Corp. of Saskatchewan, Inc.	832	34
Sears Canada, Inc.	3,762	38
Second Cup Ltd. (The)	3,552	18
Whistler Blackcomb Holdings, Inc.	1,763	22
		153
France (12.1%)
Christian Dior SA	441	76
Eurazeo	871	43
Vivendi SA	1,025	23
		142
Germany (1.9%)
ThyssenKrupp AG	958	22
Greece (6.4%)
Hellenic Exchanges SA Holding Clearing Settlement and Registry	4,651	27
Jumbo SA (a)	6,047	48
		75
Hong Kong (5.0%)
Shangri-La Asia Ltd.	20,000	40
Swire Pacific Ltd., Class A	1,500	19
		59
Netherlands (10.1%)
DE Master Blenders 1753 N.V. (a)	4,480	52
Delta Lloyd N.V.	1,558	26
Koninklijke Philips Electronics N.V.	1,537	41
		119
Singapore (7.2%)
Jardine Matheson Holdings Ltd.	400	25
Mandarin Oriental International Ltd.	41,000	60
		85
Spain (1.6%)
Baron de Ley (a)	303	18
Sweden (1.5%)
Byggmax Group AB	3,996	18
Switzerland (3.6%)
Nestle SA (Registered)	648	42
Turkey (6.1%)
Is Gayrimenkul Yatirim Ortakligi AS REIT	22,952	19
Ulker Biskuvi Sanayi AS	9,732	53
		72
	Shares	Value (000)
United States (12.0%)
Diana Shipping, Inc. (a)	1,690	$12
First Solar, Inc. (a)	1,480	46
Motorola Solutions, Inc.	1,197	67
Rexnord Corp. (a)	761	16
		141
Total Common Stocks (Cost $897)		1,075
Short-Term Investment (6.2%)
Investment Company (6.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $73)	73,256	73
Total Investments (97.7%) (Cost $970) (b)		1,148
Other Assets in Excess of Liabilities (2.3%)		27
Net Assets (100.0%)		$1,175

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $781,000 and 66.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Insight Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $897)	$1,075
Investment in Security of Affiliated Issuer, at Value (Cost $73)	73
Total Investments in Securities, at Value (Cost $970)	1,148
Foreign Currency, at Value (Cost $3)	3
Due from Adviser	52
Tax Reclaim Receivable	—	@
Dividends Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	4
Total Assets	1,207
Liabilities:
Payable for Professional Fees	21
Payable for Custodian Fees	5
Payable for Transfer Agent Fees	1
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Administration Fees	—	@
Other Liabilities	5
Total Liabilities	32
Net Assets	$1,175
Net Assets Consist Of:
Paid-in-Capital	$1,009
Distributions in Excess of Net Investment Income	(14)
Accumulated Net Realized Gain	2
Unrealized Appreciation (Depreciation) on:
Investments	178
Foreign Currency Translations	—	@
Net Assets	$1,175
CLASS I:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.99
CLASS H:
Net Assets	$1,151
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	96,068
Net Asset Value, Redemption Price Per Share	$11.99
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.60
Maximum Offering Price Per Share	$12.59
CLASS L:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.98

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Insight Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$40
Dividends from Security of Affiliated Issuer	—	@
Total Investment Income	40
Expenses:
Professional Fees	70
Registration Fees	22
Custodian Fees (Note F)	17
Shareholder Reporting Fees	11
Advisory Fees (Note B)	10
Transfer Agency Fees (Note E)	10
Pricing Fees	4
Distribution and Shareholder Services Fees — Class H (Note D)	2
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Directors' Fees and Expenses	1
Administration Fees (Note C)	1
Other Expenses	13
Total Expenses	161
Waiver of Advisory Fees (Note B)	(10)
Expenses Reimbursed by Adviser (Note B)	(135)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	16
Net Investment Income	24
Realized Gain (Loss):
Investments Sold	47
Foreign Currency Transactions	(3)
Net Realized Gain	44
Change in Unrealized Appreciation (Depreciation):
Investments	172
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	172
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	216
Net Increase in Net Assets Resulting from Operations	$240

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Insight Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)		Period from December 28, 2011^ to December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$24		$	(—	@)
Net Realized Gain (Loss)	44			(—	@)
Net Change in Unrealized Appreciation (Depreciation)	172			6
Net Increase in Net Assets Resulting from Operations	240			6
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(—	@)		—
Net Realized Gain	(—	@)		—
Class H:
Net Investment Income	(41)			—
Net Realized Gain	(39)			—
Class L:
Net Investment Income	(—	@)		—
Net Realized Gain	(—	@)		—
Total Distributions	(80)			—
Capital Share Transactions:(1)
Class I:
Subscribed	—			10
Class H:
Subscribed	100			810
Distributions Reinvested	79			—
Class L:
Subscribed	—			10
Net Increase in Net Assets Resulting from Capital Share Transactions	179			830
Total Increase in Net Assets	339			836
Net Assets:
Beginning of Period	836			—
End of Period (Including Distributions in Excess of Net Investment Income of $(14) and $(—@))	$1,175			$836
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—			1
Class H:
Shares Subscribed	8			81
Shares Issued on Distributions Reinvested	7			—
Net Increase in Class H Shares Outstanding	15			81
Class L:
Shares Subscribed	—			1

^  Commencement of operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Insight Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2012	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.07	$10.00
Income from Investment Operations:
Net Investment Income (Loss)†	0.31	(0.00	)‡
Net Realized and Unrealized Gain	2.53	0.07
Total from Investment Operations	2.84	0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.49)	—
Net Realized Gain	(0.43)	—
Total Distributions	(0.92)	—
Net Asset Value, End of Period	$11.99	$10.07
Total Return++	28.31%	0.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$12	$10
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.35	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.74%+	(1.27	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	41%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	16.10%	381.10	%*
Net Investment Loss to Average Net Assets	(12.01)%	(381.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Insight Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2012	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.07	$10.00
Income from Investment Operations:
Net Investment Income (Loss)†	0.28	(0.00	)‡
Net Realized and Unrealized Gain	2.53	0.07
Total from Investment Operations	2.81	0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.46)	—
Net Realized Gain	(0.43)	—
Total Distributions	(0.89)	—
Net Asset Value, End of Period	$11.99	$10.07
Total Return++	28.04%	0.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,151	$816
Ratio of Expenses to Average Net Assets (1)	1.60%+	1.60	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.49%+	(1.52	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	41%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	16.35%	381.35	%*
Net Investment Loss to Average Net Assets	(12.26)%	(381.27	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Insight Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2012	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.07	$10.00
Income from Investment Operations:
Net Investment Income (Loss)†	0.23	(0.00	)‡
Net Realized and Unrealized Gain	2.51	0.07
Total from Investment Operations	2.74	0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.40)	—
Net Realized Gain	(0.43)	—
Total Distributions	(0.83)	—
Net Asset Value, End of Period	$11.98	$10.07
Total Return++	27.36%	0.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$12	$10
Ratio of Expenses Average Net Assets (1)	2.10%+	2.10	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.99%+	(2.01	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	41%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	16.85%	381.85	%*
Net Investment Loss to Average Net Assets	(12.76)%	(381.76	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Insight Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and cyclical franchise companies located throughout the world with market capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers three classes of shares — Class I, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the

13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$—	$68	$—	$68
Chemicals	34	45	—	79
Communications Equipment	67	—	—	67
Diversified Financial Services	—	70	—	70
Diversified Telecommunication Services	—	23	—	23
Food Products	—	147	—	147
Hotels, Restaurants & Leisure	40	100	—	140
Industrial Conglomerates	—	66	—	66
Insurance	—	26	—	26
Machinery	16	—	—	16
Marine	12	—	—	12
Metals & Mining	—	56	—	56
Multi-line Retail	38	—	—	38
Real Estate Investment Trusts (REITs)	—	19	—	19
Real Estate Management & Development	41	19	—	60
Semiconductors & Semiconductor Equipment	46	—	—	46
Specialty Retail	—	66	—	66
Textiles, Apparel & Luxury Goods	—	76	—	76
Total Common Stocks	294	781	—	1,075
Short-Term Investment — Investment Company	73	—	—	73
Total Assets	$367	$781	$—	$1,148

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $500,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
1.00%	0.95%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.35% for Class I shares, 1.60% for Class H shares and 2.10% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $145,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

long-term U.S. Government securities and short-term investments, were approximately $529,000 and $379,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2012 (000)
$503	$511	$941	$—	@	$73

@  Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$82	$—	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$3	$(3)	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$10	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $991,000. The aggregate gross

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

unrealized appreciation is approximately $170,000 and the aggregate gross unrealized depreciation is approximately $13,000 resulting in net unrealized appreciation of approximately $157,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 22.4% for Class H shares.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Insight Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $30,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGIANN
IU13-00338P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

International Real Estate Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Real Estate Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

International Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Real Estate Portfolio Class I	$1,000.00	$1,234.20	$1,020.11	$5.62	$5.08	1.00%
International Real Estate Portfolio Class P	1,000.00	1,232.60	1,018.85	7.02	6.34	1.25
International Real Estate Portfolio Class H	1,000.00	1,232.20	1,018.85	7.01	6.34	1.25
International Real Estate Portfolio Class L	1,000.00	1,229.80	1,016.34	9.81	8.87	1.75

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

International Real Estate Portfolio

The International Real Estate Portfolio (the "Portfolio") seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada).

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 44.05%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index (the "Index"), which returned 40.51%, and outperformed the Morgan Stanley Capital International (MSCI) EAFE Index, which returned 17.32%. Please keep in mind that high double-digit returns are highly unusual and can not be sustained.

Factors Affecting Performance

•  The international real estate securities market gained 40.51% during the 12-month period ending December 31, 2012, as measured by the Index. Each of the major regions experienced strong gains and outperformed the broader equity markets. Real estate share prices were largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrated the acceptance of low expected returns. Share prices also fluctuated alongside the "risk-on/risk-off" gyrations of the equity markets driven by concerns and developments related to the European sovereign debt crisis, global economic slowdown and continuation/acceleration of stimulative government policy responses.

•  Bottom-up stock selection and top-down global allocation both contributed to performance within the Asian and European regional portfolios. Cash held in the Portfolio detracted. In Asia, the Portfolio benefited from stock selection in Japan, Australia, and Hong Kong; this was partially offset by the underweight to Singapore, which detracted. In Europe, the Portfolio benefited from stock selection within and the overweight to the U.K. and stock selection in the Netherlands; this was partially offset by the negative impact of stock selection in Germany.

Management Strategies

•  The Portfolio is comprised of two regional portfolios with a global allocation which weights the European and Asian regions based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, both of the regional portfolios reflect our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while striving to maintain portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2012, the Portfolio was overweight the Asian listed property sector and underweight the European listed property sector.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. We continued to believe that the Hong Kong REOCs trade at the widest discounts to NAV on a global basis. The discounted valuations were further accentuated as the Hong Kong REOCs maintained very modest leverage levels. Following significant share price gains, we believe that current share prices still reflect a significant decline in rents and capital values for commercial assets and weaker selling prices and volumes for residential developments. Following significant share price gains, the Japan REOCs traded at modest discounts to NAV and continued to offer attractive value versus the Japan REITs. Share prices for the Japanese REOCs appeared to benefit from a significant improvement in sentiment towards the stocks due to expectations for monetary easing, with property values viewed as a key beneficiary of such action. It is also notable that current NAVs appear to be based on cash flows that are at cyclical lows. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given relatively more stable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership,

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

many of which maintain predominant exposure to secondary assets, which have weaker underlying property fundamentals. The Portfolio was underweight the Australian REIT sector and Singapore on relative valuation.

•  In Europe, the Portfolio was overweight in the U.K. and underweight in the Continent. Valuations on the Continent ended the period trading at a modest premium to reported NAVs. On the Continent, the average overall premium is the result of premium valuations for the German residential sector and one large retail owner, and discounts for most other companies. Valuations in the U.K. ended the period trading at a discount to reported NAVs, which still reflected substantial value declines from the peak, especially for retail properties, with smaller declines from the peak for London office assets. In addition, the U.K. companies had more defensive balance sheets with less refinancing risk, lower leverage ratios and longer average debt maturities than companies on the Continent. Finally, the U.K. continued to have a better macroeconomic outlook than the euro zone. As a result, we believe the valuations for the U.K. companies are more attractive both on an absolute basis and also relative to the prevailing valuations on the Continent.

•  Generally, investment values for core real estate assets have improved due to investors' broadening acceptance of lower expected returns from real estate in today's low return environment, despite a largely muted outlook for operating fundamentals. We believe the outlook for operating fundamentals is for a slow recovery as economic growth appears to remain subdued and real estate may be a lagging participant in economic trends. Most Western markets (and Japan) have been slowly recovering (or bottoming) from significant declines in rents and occupancies, but there are concerns regarding the pace of recovery due to economic weakness and renewed risk of recession (particularly in Europe). There were pockets of strength: key Asian markets (Hong Kong and Singapore) featured low vacancy levels and landlords were experiencing increased rents on tenant expirations.

•  We continue to maintain a strong conviction to our value-oriented, bottom-up driven investment strategy, which is focused on investing in stocks that offer exposure to the direct property markets at the best relative valuations.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index(1) and the Morgan Stanley Capital International (MSCI) EAFE Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	44.05%	-1.52%	11.20%	8.99%
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	40.51	-2.07	12.33	6.50
MSCI EAFE Index	17.32	-3.69	8.21	3.73
Portfolio — Class P Shares w/o sales charges(4)	43.71	-1.77	10.93	8.72
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	40.51	-2.07	12.33	6.50
MSCI EAFE Index	17.32	-3.69	8.21	3.73
Portfolio — Class H Shares w/o sales charges(5)	—	—	—	21.66
Portfolio — Class H Shares with maximum 4.75% sales charges(5)	—	—	—	15.90
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	—	—	—	20.47
MSCI EAFE Index	—	—	—	7.64

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class L Shares w/o sales charges(5)	—	—	—	21.28%
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	—	—	—	20.47
MSCI EAFE Index	—	—	—	7.64

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index The FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on October 1, 1997.

(5)  Commenced offering on April 27, 2012.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	59.4%
Retail	21.9
Office	13.7
Other*	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.1%)
Australia (15.3%)
Centro Retail Australia REIT	442,760	$1,048
CFS Retail Property Trust Group REIT	370,064	741
Commonwealth Property Office Fund REIT	690,440	738
Dexus Property Group REIT	1,683,542	1,785
Goodman Group REIT	330,573	1,504
GPT Group REIT	563,871	2,179
Investa Office Fund REIT	113,403	354
Mirvac Group REIT	985,137	1,535
Stockland REIT	429,360	1,583
Westfield Group REIT	682,624	7,532
Westfield Retail Trust REIT	905,423	2,850
		21,849
Austria (0.2%)
Atrium European Real Estate Ltd.	54,875	322
Belgium (0.2%)
Befimmo SCA Sicafi REIT	1,558	101
Cofinimmo REIT	1,369	162
		263
China (3.5%)
Agile Property Holdings Ltd. (a)	1,080,000	1,546
China Overseas Grand Oceans Group Ltd. (a)	408,000	497
China Resources Land Ltd. (a)	217,000	597
Country Garden Holdings Co., Ltd. (a)(b)	2,649,145	1,418
Guangzhou R&F Properties Co., Ltd. H Shares (a)	222,000	375
Shimao Property Holdings Ltd. (a)	295,000	567
		5,000
Finland (0.4%)
Citycon Oyj	34,122	116
Sponda Oyj	91,783	438
		554
France (6.9%)
Altarea REIT	1,648	255
Fonciere Des Regions REIT	4,501	377
Gecina SA REIT	6,411	715
ICADE REIT	8,873	796
Klepierre REIT	22,506	907
Mercialys SA REIT	38,260	870
Societe de la Tour Eiffel REIT	2,786	164
Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	1,686	185
Unibail-Rodamco SE REIT	22,957	5,620
		9,889
Germany (1.0%)
Alstria Office AG REIT	44,085	540
Deutsche Euroshop AG	9,483	396
GSW Immobilien AG	4,627	196
Prime Office AG REIT	64,064	273
		1,405
	Shares	Value (000)
Hong Kong (28.5%)
Hang Lung Properties Ltd.	384,000	$1,540
Henderson Land Development Co., Ltd.	302,825	2,157
Hongkong Land Holdings Ltd.	973,000	6,843
Hysan Development Co., Ltd.	490,836	2,374
Kerry Properties Ltd.	531,271	2,775
Link REIT (The)	410,500	2,053
New World Development Co., Ltd.	1,034,741	1,624
Sino Land Co., Ltd.	1,126,694	2,040
Sun Hung Kai Properties Ltd.	1,010,703	15,255
Swire Properties Ltd.	586,300	1,972
Wharf Holdings Ltd.	255,117	2,018
		40,651
India (0.2%)
Religare Health Trust (Units) (b)(c)	301,000	219
Italy (0.3%)
Beni Stabili SpA	779,607	461
Japan (19.5%)
Activia Properties, Inc. REIT	16	100
Daiwa House Investment Corp. REIT (b)	22	139
GLP J-REIT (b)	852	651
Japan Logistics Fund, Inc. REIT	6	52
Japan Real Estate Investment Corp. REIT	149	1,462
Japan Retail Fund Investment Corp. REIT	54	99
Mitsubishi Estate Co., Ltd.	418,000	9,993
Mitsui Fudosan Co., Ltd.	306,000	7,476
Nippon Building Fund, Inc. REIT	140	1,443
NTT Urban Development Corp.	238	230
Sumitomo Realty & Development Co., Ltd.	178,000	5,914
Tokyo Tatemono Co., Ltd.	34,000	175
United Urban Investment Corp. REIT	148	170
		27,904
Malta (0.0%)
BGP Holdings PLC (b)(d)(e)	4,769,371	—
Netherlands (1.1%)
Corio N.V. REIT	19,456	885
Eurocommercial Properties N.V. CVA REIT	10,277	410
Vastned Retail N.V. REIT	3,501	152
Wereldhave N.V. REIT	1,898	123
		1,570
Norway (0.3%)
Norwegian Property ASA	286,979	442
Singapore (6.2%)
CapitaCommercial Trust REIT	458,000	633
CapitaLand Ltd.	925,000	2,838
CapitaMall Trust REIT	613,000	1,074
CapitaMalls Asia Ltd.	353,000	568
City Developments Ltd.	55,000	587
Global Logistic Properties Ltd.	710,000	1,632
Keppel Land Ltd.	34,000	114
Mapletree Commercial Trust REIT	316,000	316

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
Singapore (cont'd)
Suntec REIT	420,000	$579
UOL Group Ltd.	116,000	572
		8,913
Sweden (1.5%)
Atrium Ljungberg AB, Class B	30,812	410
Castellum AB	42,795	608
Hufvudstaden AB, Class A	87,107	1,105
		2,123
Switzerland (2.1%)
Mobimo Holding AG (Registered) (b)	882	211
PSP Swiss Property AG (Registered) (b)	22,221	2,109
Swiss Prime Site AG (Registered) (b)	8,274	692
		3,012
United Kingdom (11.9%)
Big Yellow Group PLC REIT	60,025	345
British Land Co., PLC REIT	263,438	2,449
Capital & Counties Properties PLC	125,657	495
Capital & Regional PLC (b)	790,643	363
Capital Shopping Centres Group PLC REIT	145,404	818
Derwent London PLC REIT	21,876	752
Grainger PLC	234,499	453
Great Portland Estates PLC REIT	101,786	813
Hammerson PLC REIT	282,626	2,277
Land Securities Group PLC REIT	239,499	3,238
LXB Retail Properties PLC (b)	567,387	1,081
Metric Property Investments PLC REIT	244,571	403
Quintain Estates & Development PLC (b)	508,936	433
Safestore Holdings PLC	386,137	680
Segro PLC REIT	175,037	718
Shaftesbury PLC REIT	37,853	352
ST Modwen Properties PLC	141,964	535
Unite Group PLC	173,011	778
		16,983
Total Common Stocks (Cost $197,921)		141,560
Short-Term Investment (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $50)	50,345	50
Total Investments (99.1%) (Cost $197,971) (f)		141,610
Other Assets in Excess of Liabilities (0.9%)		1,236
Net Assets (100.0%)		$142,846

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(d)  Security has been deemed illiquid at December 31, 2012.

(e)  At December 31, 2012, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  The approximate fair value and percentage of net assets, $140,770,000 and 98.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $197,921)	$141,560
Investment in Security of Affiliated Issuer, at Value (Cost $50)	50
Total Investments in Securities, at Value (Cost $197,971)	141,610
Foreign Currency, at Value (Cost $78)	79
Receivable for Investments Sold	1,558
Dividends Receivable	257
Receivable for Portfolio Shares Sold	79
Tax Reclaim Receivable	40
Receivable from Affiliate	—	@
Other Assets	8
Total Assets	143,631
Liabilities:
Payable for Portfolio Shares Redeemed	362
Payable for Advisory Fees	207
Payable for Investments Purchased	84
Payable for Custodian Fees	43
Payable for Professional Fees	26
Payable for Sub Transfer Agency Fees	25
Payable for Administration Fees	10
Payable for Transfer Agent Fees	2
Payable for Distribution and Shareholder Services Fees — Class P	1
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Directors' Fees and Expenses	1
Other Liabilities	24
Total Liabilities	785
Net Assets	$142,846
Net Assets Consist Of:
Paid-in-Capital	$754,964
Undistributed Net Investment Income	3,726
Accumulated Net Realized Loss	(559,487)
Unrealized Appreciation (Depreciation) on:
Investments	(56,361)
Foreign Currency Translations	4
Net Assets	$142,846
CLASS I:
Net Assets	$138,390
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	6,865,117
Net Asset Value, Offering and Redemption Price Per Share	$20.16
CLASS P:
Net Assets	$4,431
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	219,992
Net Asset Value, Offering and Redemption Price Per Share	$20.14
CLASS H:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	642
Net Asset Value, Redemption Price Per Share	$20.13
Maximum Sales Load	4.75%
Maximum Sales Charge	$1.00
Maximum Offering Price Per Share	$21.13
CLASS L:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	578
Net Asset Value, Offering and Redemption Price Per Share	$20.13

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $316 of Foreign Taxes Withheld)	$6,117
Dividends from Security of Affiliated Issuer	3
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	6,120
Expenses:
Advisory Fees (Note B)	1,383
Custodian Fees (Note F)	162
Administration Fees (Note C)	138
Professional Fees	76
Registration Fees	57
Sub Transfer Agency Fees	40
Transfer Agency Fees (Note E)	22
Shareholder Reporting Fees	18
Pricing Fees	9
Distribution and Shareholder Services Fees — Class P (Note D)	9
Distribution and Shareholder Services Fees — Class H (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Directors' Fees and Expenses	7
Other Expenses	19
Total Expenses	1,940
Waiver of Advisory Fees (Note B)	(203)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	1,734
Net Investment Income	4,386
Realized Gain (Loss):
Investments Sold	(75,636)
Foreign Currency Transactions	55
Net Realized Loss	(75,581)
Change in Unrealized Appreciation (Depreciation):
Investments	137,151
Foreign Currency Translations	4
Net Change in Unrealized Appreciation (Depreciation)	137,155
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	61,574
Net Increase in Net Assets Resulting from Operations	$65,960

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,386	$7,135
Net Realized Loss	(75,581)	(44,613)
Net Change in Unrealized Appreciation (Depreciation)	137,155	(23,815)
Net Increase (Decrease) in Net Assets Resulting from Operations	65,960	(61,293)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(7,180)	(9,300)
Class P:
Net Investment Income	(163)	(125)
Class H:
Net Investment Income	(— @)	—
Class L:
Net Investment Income	(— @)	—
Total Distributions	(7,343)	(9,425)
Capital Share Transactions:(1)
Class I:
Subscribed	25,115	25,214
Distributions Reinvested	4,054	5,799
Redeemed	(155,915)	(151,178)
Class P:
Subscribed	437	56
Distributions Reinvested	140	112
Redeemed	(719)	(1,252)
Class H:
Subscribed	11 *	—
Distributions Reinvested	— @*	—
Class L:
Subscribed	10 *	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(126,867)	(121,249)
Redemption Fees	1	1
Total Decrease in Net Assets	(68,249)	(191,966)
Net Assets:
Beginning of Period	211,095	403,061
End of Period (Including Undistributed Net Investment Income of $3,726 and $4,965)	$142,846	$211,095
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,437	1,453
Shares Issued on Distributions Reinvested	233	317
Shares Redeemed	(8,974)	(8,685)
Net Decrease in Class I Shares Outstanding	(7,304)	(6,915)
Class P:
Shares Subscribed	23	3
Shares Issued on Distributions Reinvested	8	6
Shares Redeemed	(43)	(71)
Net Decrease in Class P Shares Outstanding	(12)	(62)
Class H:
Shares Subscribed	1 *	—
Shares Issued on Distributions Reinvested	— @@*	—
Net Increase in Class H Shares Outstanding	1 *	—
Class L:
Shares Subscribed	1 *	—

*  For the period April 30, 2012 to December 31, 2012.

@  Amount is less than $500.

@@  Shares are less than 500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$14.66	$18.85		$17.80		$12.59		$25.30
Income (Loss) from Investment Operations:
Net Investment Income†	0.44	0.39		0.69		0.44		0.56
Net Realized and Unrealized Gain (Loss)	5.89	(4.04)		0.98		5.40		(13.15)
Total from Investment Operations	6.33	(3.65)		1.67		5.84		(12.59)
Distributions from and/or in Excess of:
Net Investment Income	(0.83)	(0.54)		(0.62)		(0.63)		—
Net Realized Gain	—	—		—		—		(0.12)
Total Distributions	(0.83)	(0.54)		(0.62)		(0.63)		(0.12)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$20.16	$14.66		$18.85		$17.80		$12.59
Total Return++	44.05%	(19.92)%		9.51%		46.54%		(49.95)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$138,390	$207,695		$397,514		$463,649		$427,148
Ratio of Expenses to Average Net Assets (1)	1.00%+	1.00	%+††	0.98	%+††	0.93	%+	0.95	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		0.98	%+††	0.93	%+	0.94	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.54%+	2.17	%+††	3.97	%+††	3.04	%+	2.68	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§
Portfolio Turnover Rate	31%	18%		64%		56%		54%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.12%	N/A		N/A		N/A		0.97	%+
Net Investment Income to Average Net Assets	2.42%	N/A		N/A		N/A		2.66	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$14.65	$18.83		$17.77		$12.58		$25.33
Income (Loss) from Investment Operations:
Net Investment Income†	0.39	0.34		0.64		0.39		0.63
Net Realized and Unrealized Gain (Loss)	5.89	(4.04)		0.98		5.39		(13.26)
Total from Investment Operations	6.28	(3.70)		1.62		5.78		(12.63)
Distributions from and/or in Excess of:
Net Investment Income	(0.79)	(0.48)		(0.56)		(0.59)		—
Net Realized Gain	—	—		—		—		(0.12)
Total Distributions	(0.79)	(0.48)		(0.56)		(0.59)		(0.12)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$20.14	$14.65		$18.83		$17.77		$12.58
Total Return++	43.71%	(20.16)%		9.26%		46.08%		(50.05)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,431	$3,400		$5,547		$8,429		$9,141
Ratio of Expenses to Average Net Assets (1)	1.25%+	1.25	%+††	1.23	%+††	1.18	%+	1.19	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		1.23	%+††	1.18	%+	1.19	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.23%+	1.92	%+††	3.72	%+††	2.74	%+	2.66	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§
Portfolio Turnover Rate	31%	18%		64%		56%		54%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.38%	N/A		N/A		N/A		1.22	%+
Net Investment Income to Average Net Assets	2.10%	N/A		N/A		N/A		2.64	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Real Estate Portfolio

	Class H
Selected Per Share Data and Ratios	Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$17.31
Income from Investment Operations:
Net Investment Income†	0.22
Net Realized and Unrealized Gain	3.40
Total from Investment Operations	3.62
Distributions from and/or in Excess of:
Net Investment Income	(0.80)
Net Asset Value, End of Period	$20.13
Total Return++	21.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13
Ratio of Expenses to Average Net Assets (1)	1.25	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.85	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.43	%*
Net Investment Income to Average Net Assets	1.67	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Real Estate Portfolio

	Class L
Selected Per Share Data and Ratios	Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$17.31
Income from Investment Operations:
Net Investment Income†	0.16
Net Realized and Unrealized Gain	3.40
Total from Investment Operations	3.56
Distributions from and/or in Excess of:
Net Investment Income	(0.74)
Net Asset Value, End of Period	$20.13
Total Return++	21.28	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12
Ratio of Expenses Average Net Assets (1)	1.75	%*+
Ratio of Net Investment Income to Average Net Assets (1)	1.37	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.93	%*
Net Investment Income to Average Net Assets	1.19	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek a combination of current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada). The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation

Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

The Portfolio invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$139	$83,943	$—	†	$84,082
Health Care	—	219	—		219
Industrial	651	3,906	—		4,557
Office	—	19,351	—		19,351
Residential	—	1,246	—		1,246
Retail	—	31,080	—		31,080
Self Storage	—	1,025	—		1,025
Total Common Stocks	790	140,770	—	†	141,560
Short-Term Investment — Investment Company	50	—	—		50
Total Assets	$840	$140,770	$—	†	$141,610

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $129,057,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investment still held as of December 31, 2012	$—

†  Includes one or more securities which are valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class P shares, Class H shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the

Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.00% for Class I shares, 1.25% for Class P shares, 1.25% for Class H shares and 1.75% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $203,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $53,105,000 and $185,847,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $3,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$83	$73,407	$73,440	$3	$50

During the year ended December 31, 2012, the Portfolio incurred approximately $6,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred approximately $8,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portflio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,343	$—	$9,425	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1,718	$(1,718)	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain (000)	(000)
	$5,754	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is $200,921,000. The aggregate gross unrealized appreciation is $5,171,000 and the aggregate gross unrealized depreciation is $64,482,000 resulting in net unrealized depreciation of $59,311,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available unused short-term capital losses of $3,219,000 and long-term capital losses of $172,043,000 that do not have an expiration date.

In addition, at December 31, 2012, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$98,798	December 31, 2016
$217,627	December 31, 2017
$66,872	December 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 69.1% and 13.7%, for Class I and Class P shares, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2012.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $624,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $292,000, and has derived net income from sources within foreign countries amounting to approximately $6,543,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIREANN
IU13-00364P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Active International Allocation Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	33
Federal Tax Notice	34
U.S. Privacy Policy	35
Director and Officer Information	38

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Active International Allocation Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Active International Allocation Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$1,142.40	$1,020.66	$4.79	$4.52	0.89%
Active International Allocation Portfolio Class P	1,000.00	1,141.60	1,019.41	6.14	5.79	1.14
Active International Allocation Portfolio Class H	1,000.00	1,141.20	1,019.46	6.08	5.74	1.13
Active International Allocation Portfolio Class L	1,000.00	1,138.30	1,016.94	8.76	8.26	1.63

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Active International Allocation Portfolio

The Active International Allocation Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 17.30%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"), which returned 17.32%.

Factors Affecting Performance

•  For the year ended December 31, 2012, international equities advanced 17.32% as measured by the Index. Asia Pacific ex-Japan was the top performing region, followed by Europe and emerging markets — all of which posted double-digit gains during the period. Japan was the laggard, with a single-digit return. On a sector basis, financials, consumer discretionary and health care led, while telecommunications, energy and utilities were the weakest performers.

•  The year ended just like 2010 and 2011 before it: swooning on policy and economic returns but ultimately taking heart. In 2012, the main concerns were the spiraling European sovereign debt costs, a potentially rapid slowdown in China's economy, and the U.S. fiscal cliff. To be fair, the global policy makers came through on all three.

•  Going into 2013, peripheral spreads in Europe are down several hundred basis points, an outright monetary transaction (OMT) program has been set up for future exigencies and work has begun on improving competitiveness in the periphery and establishing a European bank union. In China, it appears that a moderation in property prices has been finessed for now and the new leadership is making some promising noises about market reform and prohibiting the worst non-bank lending practices (especially the Ponzi-like wealth management products). This raises the odds that China may make its 7% growth target for 2013 and monies may flow back into the local A-Share equity market. Finally, in the U.S., the year-end tax compromise took some of the worst dividend, capital gains, and estate tax scenarios off the table, hopefully allowing the debt ceiling talks to focus more on long-term, sustainable entitlement and tax reform plan.

•  Contributors to performance included allocations to peripheral Europe and Japan, an underweight position in utilities and overweight positions in Singapore and emerging markets.

•  Detractors from performance included underweight positions in Australia, consumer discretionary, consumer staples and financials, as well as an overweight position in materials.

•  The Portfolio utilizes stock index futures as an additional vehicle to help implement the portfolio manager's macro investment decisions. For 2012, macro investment decisions made with the use of stock index futures resulted in a realized gain for the Portfolio.

Management Strategies

•  Looking ahead to 2013, we think equities face challenges but also may be supported by important tailwinds. Global monetary policy remains supportive, and is expected to only contract slowly, as markets and economics permit.

•  The contentious U.S. debt/fiscal negotiations are deeply worrying as they will occur at a time when U.S. growth (the global engine) has slowed to just about 1.5% and January 2013 tax increases are beginning to hit. We believe U.S. fiscal policy, will — and should — tighten, but the spirit and details with which it occurs, matters very much.

•  Our work shows that the private sector (corporate and households) have used the past few years to improve their balance sheets, and they could take up some of the spending slack. Margins have probably peaked, but this hopefully may in part be due to some wage pressures and the need for hiring. In the U.S., job growth appears anemic, but has been steady lately, and income appears to be growing at about 2.5% after inflation. Looking around the world, we are most worried about Europe and most positive on emerging Asia.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

•  If the U.S. is able to tame its deficits, it will distinguish itself from Europe, which we believe is cheap, but remains globally uncompetitive and still struggling with how to handle the sovereign debt issue.

•  The pre-conditions for a new credit cycle are beginning to be put in place (e.g., confidence in banks, troughing of economy), but they may not be evident until the second half of 2013. Japan — a near-term favorite of ours due to its perceived cheapness and potential fiscal and monetary policy shifts — still has major debt issues and no convincing plans yet to help stimulate growth. We believe China has bought itself another year or two in this cycle and may come up with some positive policy surprises. Emerging markets (EM), we like individually, but not universally.

•  We think money could flow back to EM in 2013 but we will look for those countries that put in place institutions and reforms that help enhance future productivity and growth (like Mexico, Southeast Asia) and those with varied human or natural resources (like Poland, Brazil.)

•  We believe that equities are under-owned and may be one of the few (liquid) assets left that could produce a real return (post inflation and taxes) over the next few years. While we are watchful and not out of any woods yet, we believe relative valuations give equities a decent set-up for the coming year.

•  During the fourth quarter, we increased Japan exposure and hedged a portion of the portfolio's yen exposure, and added a bit to the emerging markets — funding from core Europe. Sector-wise, one of the biggest movers this past year was the previously weak financials. Our desire for some transparency on fundamentals (and worries about dilution) made us slow to cover our financial underweights. As we see confirmation that global economic policy continues to move in the right direction — and that global trade and growth is picking up — we expect to add to our cyclical country and sector exposure.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	17.30%	-3.33%	8.04%	5.90%
MSCI EAFE Index	17.32	-3.69	8.21	5.38
Lipper International Large-Cap Core Funds Index	18.75	-3.93	7.38	N/A
Portfolio — Class P Shares w/o sales charges(5)	17.05	-3.55	7.76	5.06
MSCI EAFE Index	17.32	-3.69	8.21	4.32
Lipper International Large-Cap Core Funds Index	18.75	-3.93	7.38	5.43
Portfolio — Class H Shares w/o sales charges(6)	—	—	—	19.10
Portfolio — Class H Shares with maximum 4.75% sales charges(6)	—	—	—	13.48
MSCI EAFE Index	—	—	—	19.31
Lipper International Large-Cap Core Funds Index	—	—	—	19.38
Portfolio — Class L Shares w/o sales charges(6)	—	—	—	18.80
MSCI EAFE Index	—	—	—	19.31
Lipper International Large-Cap Core Funds Index	—	—	—	19.38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on January 17, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition†

Classification	Percentage of Total Investments
Other**	71.6%
Commercial Banks	12.1
Pharmaceuticals	8.8
Short-Term Investments	7.5
Total Investments	100.0	%***

†  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long futures contracts with an underlying face amount of approximately $38,746,000 and net unrealized appreciation of approximately $146,000. Also does not include open foreign currency exchange contracts with net unrealized appreciation of approximately $374,000.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (89.2%)
Australia (4.7%)
AGL Energy Ltd.	9,915	$159
ALS Ltd (a)	5,808	66
Amcor Ltd.	21,186	179
AMP Ltd.	54,310	276
APA Group (a)	13,403	77
Asciano Ltd.	17,074	84
Aurizon Holding Ltd.	29,706	117
Australia & New Zealand Banking Group Ltd.	48,057	1,258
BHP Billiton Ltd.	57,735	2,255
Brambles Ltd.	27,666	220
Coca-Cola Amatil Ltd.	10,791	152
Cochlear Ltd. (a)	994	82
Commonwealth Bank of Australia (a)	26,967	1,752
Crown Ltd.	7,124	79
CSL Ltd.	8,961	506
Echo Entertainment Group Ltd.	12,876	46
Fortescue Metals Group Ltd. (a)	20,871	104
Goodman Group REIT	33,095	151
Harvey Norman Holdings Ltd. (a)	12,522	25
Iluka Resources Ltd. (a)	7,794	76
Incitec Pivot Ltd.	27,767	94
Insurance Australia Group Ltd.	39,271	193
Leighton Holdings Ltd.	2,408	45
Lend Lease Group REIT	6,371	62
Macquarie Group Ltd.	5,427	202
National Australia Bank Ltd.	36,404	952
Newcrest Mining Ltd.	19,055	445
Orica Ltd.	6,186	163
Origin Energy Ltd.	19,437	238
QBE Insurance Group Ltd. (a)	17,552	201
Rio Tinto Ltd.	7,662	533
Santos Ltd.	16,717	196
Shopping Centres Australasia Property Group REIT (b)	5,067	8
Sonic Healthcare Ltd.	7,910	111
Stockland REIT	101,290	373
Suncorp Group Ltd.	21,848	232
TABCORP Holdings Ltd. (a)	12,316	39
Tatts Group Ltd.	23,904	75
Telstra Corp., Ltd.	71,186	324
Toll Holdings Ltd.	11,948	57
Transurban Group (a)	23,148	147
Wesfarmers Ltd.	17,215	664
Westfield Group REIT	45,399	501
Westfield Retail Trust REIT	77,001	242
Westpac Banking Corp.	48,976	1,339
Woodside Petroleum Ltd.	11,156	398
Woolworths Ltd.	20,811	636
WorleyParsons Ltd. (a)	3,910	97
		16,231
	Shares	Value (000)
Austria (0.8%)
Erste Group Bank AG (b)	29,335	$938
OMV AG	9,897	359
Raiffeisen Bank International AG (a)	7,039	294
Telekom Austria AG	36,835	279
Verbund AG, Class A	5,922	147
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,501	242
Voestalpine AG	13,331	490
		2,749
Belgium (1.3%)
Ageas	2,211	66
Anheuser-Busch InBev N.V.	27,706	2,421
Anheuser-Busch InBev N.V. VVPR (b)	20,526	—	@
Belgacom SA (a)	7,938	234
Groupe Bruxelles Lambert SA	4,162	328
KBC Groep N.V.	2,982	104
Solvay SA, Class A	3,108	447
Telenet Group Holding N.V.	1,700	79
UCB SA (a)	5,491	316
Umicore SA	6,682	369
		4,364
Brazil (0.1%)
All America Latina Logistica SA	13,400	55
BRF - Brasil Foods SA	19,276	406
Cia Energetica de Minas Gerais (Preference)	1	—	@
		461
Canada (1.3%)
Agnico-Eagle Mines Ltd.	6,200	325
Barrick Gold Corp. (a)	36,000	1,260
Eldorado Gold Corp.	20,100	259
Franco-Nevada Corp.	4,900	280
Goldcorp, Inc.	28,600	1,051
IAMGOLD Corp. (a)	13,700	157
Kinross Gold Corp.	41,000	398
New Gold, Inc. (b)	16,300	180
Yamana Gold, Inc.	27,900	480
		4,390
China (0.0%)
China Merchants Holdings International Co., Ltd. (a)(c)	30	—	@
Denmark (1.4%)
AP Moeller - Maersk A/S Series B	85	651
DSV A/S	12,593	328
Novo Nordisk A/S Series B	19,962	3,260
Novozymes A/S Series B	16,003	453
TDC A/S	7,922	56
		4,748
Finland (1.1%)
Elisa Oyj	2,603	58
Fortum Oyj	22,810	429
Kesko Oyj, Class B	12,413	407

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Finland (cont'd)
Kone Oyj, Class B	5,663	$419
Metso Oyj	6,451	281
Neste Oil Oyj (a)	7,741	101
Nokia Oyj (a)	128,131	504
Sampo Oyj, Class A	18,254	590
Stora Enso Oyj, Class R	34,570	245
UPM-Kymmene Oyj	34,333	408
Wartsila Oyj	6,961	308
		3,750
France (6.8%)
Accor SA	3,425	123
Air Liquide SA	4,640	581
Alstom SA	15,382	630
AtoS	618	44
AXA SA	23,819	431
BNP Paribas SA	18,425	1,039
Bouygues SA	11,147	329
Cap Gemini SA	2,656	116
Carrefour SA	16,708	433
Casino Guichard Perrachon SA	1,980	190
Christian Dior SA	1,862	322
Cie de St-Gobain	14,022	600
Cie Generale d'Optique Essilor International SA	4,488	455
Cie Generale de Geophysique-Veritas (b)	15,467	466
Cie Generale des Etablissements Michelin Series B	6,117	580
CNP Assurances	4,174	64
Credit Agricole SA (b)	19,473	158
Danone SA	14,570	963
Dassault Systemes SA	1,147	128
Edenred	3,425	106
Electricite de France SA (a)	634	12
Eurazeo	502	24
European Aeronautic Defense and Space Co., N.V.	12,855	504
Fonciere Des Regions REIT	525	44
France Telecom SA	24,502	274
GDF Suez	8,875	183
Gecina SA REIT	422	47
ICADE REIT	439	39
Imerys SA	580	38
Klepierre REIT	1,808	73
L'Oreal SA	963	134
Lafarge SA	9,131	585
Lagardere SCA	3,077	104
Legrand SA	7,891	333
LVMH Moet Hennessy Louis Vuitton SA	7,512	1,400
Natixis	22,393	77
Pernod-Ricard SA	715	84
Peugeot SA (a)(b)	2,704	20
PPR	1,045	195
Publicis Groupe SA (a)	4,917	295
Remy Cointreau SA	664	73
	Shares	Value (000)
Renault SA	2,059	$114
Safran SA	7,807	341
Sanofi	36,427	3,455
Schneider Electric SA	16,893	1,260
SCOR SE	4,281	115
SES SA	1,178	34
Societe BIC SA	576	69
Societe Generale SA (b)	39,250	1,476
Sodexo	1,696	142
STMicroelectronics N.V.	11,597	85
Technip SA	5,432	625
Total SA	38,281	1,981
Unibail-Rodamco SE REIT	1,824	447
Veolia Environnement SA	6,132	75
Vinci SA	19,478	927
Vivendi SA	15,890	358
		23,800
Germany (9.4%)
Adidas AG	6,070	541
Allianz SE (Registered)	15,094	2,091
Axel Springer AG	1,300	56
BASF SE	28,586	2,687
Bayer AG (Registered)	29,044	2,758
Bayerische Motoren Werke AG	12,155	1,172
Beiersdorf AG	2,505	205
Brenntag AG	1,839	242
Celesio AG	4,809	83
Commerzbank AG (b)	92,023	175
Continental AG	1,625	188
Daimler AG (Registered)	38,768	2,118
Deutsche Bank AG (Registered)	33,929	1,478
Deutsche Boerse AG	1,838	112
Deutsche Lufthansa AG (Registered)	10,332	194
Deutsche Post AG (Registered)	36,836	808
Deutsche Telekom AG (Registered)	108,088	1,228
E.ON SE	82,406	1,535
Fraport AG Frankfurt Airport Services Worldwide	1,245	73
Fresenius Medical Care AG & Co., KGaA	10,624	734
GEA Group AG	7,621	246
Hannover Rueckversicherung AG (Registered)	1,132	88
Henkel AG & Co., KGaA (Preference)	3,716	305
K&S AG (Registered)	3,503	162
Kabel Deutschland Holding AG	3,013	225
Lanxess AG	2,445	214
Linde AG	3,762	656
Merck KGaA	1,764	233
Metro AG	12,741	353
Muenchener Rueckversicherungs AG (Registered)	7,069	1,269
Porsche Automobil Holding SE (Preference)	5,925	483
ProSiebenSat.1 Media AG	2,416	68
RWE AG	12,648	522
RWE AG (Preference) (a)	1,063	40

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Germany (cont'd)
SAP AG	49,590	$3,973
Siemens AG (Registered)	25,175	2,736
ThyssenKrupp AG	10,098	237
United Internet AG (Registered)	3,861	83
Volkswagen AG	5,183	1,113
Volkswagen AG (Preference)	4,945	1,125
		32,609
Hong Kong (0.0%)
Henderson Land Development Co., Ltd. (a)	211	2
Hong Kong Exchanges and Clearing Ltd. (a)	247	4
MGM China Holdings Ltd. (a)	42,000	77
		83
Indonesia (0.4%)
Adaro Energy Tbk PT	128,200	21
Astra International Tbk PT	240,000	190
Bank Central Asia Tbk PT	147,000	139
Bank Danamon Indonesia Tbk PT	37,000	22
Bank Mandiri Persero Tbk PT	112,500	95
Bank Negara Indonesia Persero Tbk PT	96,000	37
Bank Rakyat Indonesia Persero Tbk PT	135,500	99
Bumi Resources Tbk PT	222,500	14
Charoen Pokphand Indonesia Tbk PT	103,500	40
Golden Agri-Resources Ltd.	167,315	90
Gudang Garam Tbk PT	7,500	44
Indo Tambangraya Megah Tbk PT	5,400	23
Indocement Tunggal Prakarsa Tbk PT	17,500	41
Indofood Sukses Makmur Tbk PT	56,000	34
Kalbe Farma Tbk PT	317,500	35
Perusahaan Gas Negara Persero Tbk PT	131,500	63
Semen Gresik Persero Tbk PT	44,000	72
Tambang Batubara Bukit Asam Persero Tbk PT	10,500	17
Telekomunikasi Indonesia Persero Tbk PT	118,500	111
Unilever Indonesia Tbk PT	17,000	37
United Tractors Tbk PT	20,817	43
		1,267
Ireland (0.1%)
CRH PLC	13,587	282
Elan Corp. PLC (b)	3,967	41
Kerry Group PLC, Class A	1,825	97
Ryanair Holdings PLC	3,656	23
		443
Italy (0.4%)
Banco Popolare SC (b)	41,262	69
Fiat Industrial SpA	31,029	340
Intesa Sanpaolo SpA	187,451	324
Luxottica Group SpA	3,981	166
UniCredit SpA (b)	74,446	368
Unione di Banche Italiane SCPA	15,941	74
		1,341
	Shares	Value (000)
Japan (22.2%)
ABC-Mart, Inc.	1,400	$61
Aeon Mall Co., Ltd.	6,700	164
Ajinomoto Co., Inc.	31,000	410
Asahi Glass Co., Ltd. (a)	86,300	627
Asahi Kasei Corp.	48,000	283
Asics Corp.	7,300	111
Astellas Pharma, Inc.	18,200	818
Bank of Yokohama Ltd. (The)	91,000	422
Benesse Holdings, Inc.	2,454	102
Bridgestone Corp.	60,800	1,576
Canon, Inc. (a)	13,904	545
Central Japan Railway Co.	5,100	414
Chiba Bank Ltd. (The)	37,000	216
Chubu Electric Power Co., Inc.	9,900	132
Chugai Pharmaceutical Co., Ltd.	8,900	171
Credit Saison Co., Ltd.	7,800	195
Dai Nippon Printing Co., Ltd.	16,100	126
Daihatsu Motor Co., Ltd.	10,000	198
Daiichi Sankyo Co., Ltd.	26,300	403
Daikin Industries Ltd.	5,400	186
Daito Trust Construction Co., Ltd.	6,456	608
Daiwa House Industry Co., Ltd.	39,600	681
Daiwa Securities Group, Inc.	142,000	791
Denso Corp.	20,650	719
East Japan Railway Co.	12,600	815
Eisai Co., Ltd.	20,700	864
FANUC Corp.	14,650	2,724
Fast Retailing Co., Ltd. (a)	5,500	1,397
Fuji Heavy Industries Ltd.	29,000	365
FUJIFILM Holdings Corp.	19,100	385
Fujitsu Ltd.	74,200	312
Fukuoka Financial Group, Inc.	54,000	216
GS Yuasa Corp. (a)	17,000	68
Hamamatsu Photonics KK	3,300	119
Hankyu Hanshin Holdings, Inc.	30,000	155
Hirose Electric Co., Ltd.	1,300	156
Hisamitsu Pharmaceutical Co., Inc.	2,500	124
Hitachi Ltd.	133,000	783
Hitachi Metals Ltd.	8,000	68
Honda Motor Co., Ltd.	49,013	1,807
Hoya Corp.	37,700	742
IHI Corp.	38,530	99
Inpex Corp.	128	683
Isuzu Motors Ltd.	59,000	351
ITOCHU Corp.	46,151	487
Japan Real Estate Investment Corp. REIT	38	373
Japan Retail Fund Investment Corp. REIT	124	227
JFE Holdings, Inc.	14,000	264
JGC Corp.	19,546	609
Joyo Bank Ltd. (The) (a)	64,000	302
JSR Corp.	15,208	287
JX Holdings, Inc.	85,146	480

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Kansai Electric Power Co., Inc. (The)	14,200	$149
Kansai Paint Co., Ltd.	10,000	108
Kawasaki Heavy Industries Ltd.	35,500	96
Keikyu Corp.	15,000	133
Keio Corp. (a)	11,000	82
Keyence Corp.	1,557	430
Kintetsu Corp. (a)	58,750	240
Komatsu Ltd.	78,000	1,996
Konica Minolta Holdings, Inc.	19,030	137
Kubota Corp.	100,000	1,149
Kuraray Co., Ltd.	31,556	413
Kurita Water Industries Ltd.	1,200	26
Kyocera Corp.	6,600	598
Kyushu Electric Power Co., Inc.	6,300	72
LIXIL Group Corp.	7,162	159
Makita Corp.	5,400	251
Marubeni Corp.	64,550	463
Mitsubishi Chemical Holdings Corp.	54,500	272
Mitsubishi Corp.	41,500	798
Mitsubishi Electric Corp.	56,352	480
Mitsubishi Estate Co., Ltd.	90,000	2,152
Mitsubishi Heavy Industries Ltd.	102,550	496
Mitsubishi Materials Corp.	74,000	252
Mitsubishi Tanabe Pharma Corp.	9,200	120
Mitsubishi UFJ Financial Group, Inc. (See Note G)	266,806	1,436
Mitsui & Co., Ltd.	50,500	755
Mitsui Fudosan Co., Ltd.	64,900	1,586
Mitsui OSK Lines Ltd.	11,000	33
Mizuho Financial Group, Inc.	1,161,900	2,126
MS&AD Insurance Group Holdings	12,160	243
Murata Manufacturing Co., Ltd.	8,000	472
Nabtesco Corp.	4,600	102
NEC Corp. (b)	96,900	204
NGK Insulators Ltd.	12,660	149
NGK Spark Plug Co., Ltd.	15,059	200
NHK Spring Co., Ltd.	7,000	58
Nidec Corp. (a)	3,304	193
Nikon Corp.	11,000	325
Nintendo Co., Ltd.	3,308	353
Nippon Building Fund, Inc. REIT (a)	45	464
Nippon Express Co., Ltd.	34,300	142
Nippon Steel Sumitomo Metal Corp. (a)	260,108	640
Nippon Telegraph & Telephone Corp.	9,200	386
Nippon Yusen KK (a)	43,015	101
Nissan Motor Co., Ltd.	72,905	692
Nitto Denko Corp.	16,200	797
NKSJ Holdings, Inc.	7,500	160
Nomura Holdings, Inc. (a)	165,050	974
NSK Ltd.	3,553	25
NTT Data Corp.	60	188
NTT DoCoMo, Inc.	129	185
Obayashi Corp.	27,571	155
	Shares	Value (000)
OJI Paper Co., Ltd. (a)	13,000	$45
Omron Corp.	9,604	230
Ono Pharmaceutical Co., Ltd.	3,200	163
Oriental Land Co., Ltd.	2,250	272
ORIX Corp. (a)	1,290	146
Osaka Gas Co., Ltd.	35,600	129
Otsuka Holdings Co., Ltd.	9,500	267
Resona Holdings, Inc.	27,100	123
Rinnai Corp.	1,600	109
Rohm Co., Ltd.	5,705	185
Sanrio Co., Ltd. (a)	2,100	67
Santen Pharmaceutical Co., Ltd.	6,800	260
Secom Co., Ltd.	6,485	327
Sekisui Chemical Co., Ltd.	18,072	156
Sekisui House Ltd.	36,646	401
Shimamura Co., Ltd.	300	29
Shimano, Inc.	7,350	469
Shin-Etsu Chemical Co., Ltd.	35,093	2,143
Shionogi & Co., Ltd.	11,700	195
Shizuoka Bank Ltd. (The)	34,000	332
Showa Denko KK (a)	11,000	17
SMC Corp.	4,405	799
Softbank Corp.	32,500	1,189
Sony Corp.	24,993	280
Sumitomo Chemical Co., Ltd.	53,600	169
Sumitomo Corp.	30,400	390
Sumitomo Electric Industries Ltd.	19,400	224
Sumitomo Metal Mining Co., Ltd.	65,300	921
Sumitomo Mitsui Financial Group, Inc.	57,300	2,082
Sumitomo Mitsui Trust Holdings, Inc. (a)	315,167	1,107
Sumitomo Realty & Development Co., Ltd.	29,500	980
Sysmex Corp.	3,500	160
T&D Holdings, Inc.	14,000	171
Taiheiyo Cement Corp.	8,000	22
Taisei Corp.	38,000	126
Takeda Pharmaceutical Co., Ltd.	68,700	3,070
TDK Corp. (a)	4,952	180
Teijin Ltd.	9,608	24
Terumo Corp.	15,350	610
THK Co., Ltd.	2,400	43
Tobu Railway Co., Ltd.	32,900	174
Tohoku Electric Power Co., Inc. (b)	9,300	87
Tokio Marine Holdings, Inc.	22,920	639
Tokyo Electron Ltd.	8,600	396
Tokyo Gas Co., Ltd.	41,600	190
Tokyu Corp.	38,400	216
Tokyu Land Corp.	46,000	336
Toppan Printing Co., Ltd. (a)	16,600	102
Toray Industries, Inc.	118,100	720
Toshiba Corp.	116,026	459
Toyota Industries Corp.	3,450	110
Toyota Motor Corp.	87,955	4,105
Trend Micro, Inc. (a)	9,800	296
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Unicharm Corp.	10,100	$526
West Japan Railway Co.	2,200	87
Yahoo! Japan Corp. (a)	715	231
Yamada Denki Co., Ltd. (a)	3,970	153
Yamato Holdings Co., Ltd.	10,435	159
		77,035
Korea, Republic of (0.4%)
Cheil Industries, Inc. (b)	142	13
Daewoo Securities Co., Ltd.	360	4
Doosan Heavy Industries and Construction Co., Ltd. (b)	190	8
E-Mart Co., Ltd. (b)	47	10
GS Engineering & Construction Corp. (b)	123	7
Hana Financial Group, Inc.	380	12
Hyundai Engineering & Construction Co., Ltd. (b)	150	10
Hyundai Heavy Industries Co., Ltd. (b)	84	19
Hyundai Mobis (b)	117	32
Hyundai Motor Co. (b)	280	58
Hyundai Steel Co. (b)	149	12
Industrial Bank of Korea (b)	610	7
KB Financial Group, Inc. (b)	710	25
Kia Motors Corp. (b)	420	22
Korea Electric Power Corp. (b)	510	15
Korea Exchange Bank (b)	1,020	7
KT Corp. (b)	420	14
KT&G Corp. (b)	221	17
LG Chem Ltd. (b)	88	27
LG Corp. (b)	339	21
LG Display Co., Ltd. (b)	450	13
LG Electronics, Inc. (b)	199	14
Lotte Shopping Co., Ltd. (b)	26	9
NHN Corp. (b)	83	18
OCI Co., Ltd. (b)	35	5
POSCO	118	39
S-Oil Corp.	140	14
Samsung C&T Corp. (b)	290	17
Samsung Electro-Mechanics Co., Ltd. (b)	115	11
Samsung Electronics Co., Ltd.	506	724
Samsung Electronics Co., Ltd. (Preference)	36	29
Samsung Engineering Co., Ltd. (b)	70	11
Samsung Fire & Marine Insurance Co., Ltd.	75	15
Samsung Heavy Industries Co., Ltd. (b)	450	16
Samsung SDI Co., Ltd. (b)	72	10
Samsung Securities Co., Ltd.	142	7
Samsung Techwin Co., Ltd. (b)	77	4
Shinhan Financial Group Co., Ltd. (b)	790	29
Shinsegae Co., Ltd. (b)	16	3
SK Hynix, Inc. (b)	900	22
SK Innovation Co., Ltd. (b)	126	21
SK Telecom Co., Ltd.	98	14
Woori Finance Holdings Co., Ltd. (b)	470	5
		1,390
	Shares	Value (000)
Malta (0.0%)
BGP Holdings PLC (b)(d)(e)	72,261	$-—
Netherlands (2.6%)
Aegon N.V.	52,345	334
Akzo Nobel N.V.	10,807	713
ArcelorMittal	13,584	235
ASML Holding N.V.	21,837	1,414
Corio N.V. REIT	1,714	78
Fugro N.V. CVA	1,709	100
Gemalto N.V.	1,626	147
Heineken N.V.	6,827	455
ING Groep N.V. CVA (b)	110,130	1,053
Koninklijke Ahold N.V.	26,319	350
Koninklijke Boskalis Westminster N.V.	1,639	75
Koninklijke DSM N.V.	4,233	255
Koninklijke KPN N.V.	63,825	316
Koninklijke Philips Electronics N.V.	17,573	471
Randstad Holding N.V.	1,874	69
Reed Elsevier N.V.	26,435	392
TNT Express N.V.	43,792	495
Unilever N.V. CVA	44,593	1,683
Wolters Kluwer N.V.	21,335	441
		9,076
Norway (1.3%)
Aker Solutions ASA	6,007	123
DnB ASA	26,267	335
Norsk Hydro ASA	26,092	133
Orkla ASA	21,970	192
Statoil ASA	21,716	545
Subsea 7 SA (a)	4,052	97
Telenor ASA	83,526	1,697
Yara International ASA	25,660	1,274
		4,396
Philippines (1.3%)
Aboitiz Equity Ventures, Inc.	300,000	387
Aboitiz Power Corp.	257,900	232
Alliance Global Group, Inc.	569,600	233
Ayala Corp.	31,272	393
Ayala Land, Inc.	750,800	485
Bank of the Philippine Islands	253,700	588
Energy Development Corp.	1,090,000	179
Manila Electric Co.	30,120	192
Metropolitan Bank & Trust	149,500	373
Philippine Long Distance Telephone Co.	6,650	411
SM Investments Corp.	26,140	562
SM Prime Holdings, Inc.	942,500	379
		4,414
Russia (0.0%)
Evraz PLC	8,994	40
Singapore (2.7%)
Ascendas Real Estate Investment Trust REIT	73,000	143
CapitaLand Ltd.	121,000	371

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Singapore (cont'd)
CapitaMall Trust REIT	104,218	$183
City Developments Ltd.	27,203	290
ComfortDelGro Corp., Ltd.	77,627	114
DBS Group Holdings Ltd.	102,091	1,250
Fraser and Neave Ltd.	51,000	406
Genting Singapore PLC (a)	345,000	395
Jardine Cycle & Carriage Ltd. (a)	3,065	122
Keppel Corp., Ltd.	74,200	674
Noble Group Ltd.	120,816	117
Oversea-Chinese Banking Corp., Ltd.	188,851	1,519
SembCorp Industries Ltd.	52,694	230
SembCorp Marine Ltd. (a)	47,400	180
Singapore Airlines Ltd.	35,286	312
Singapore Exchange Ltd.	30,071	174
Singapore Press Holdings Ltd. (a)	42,433	140
Singapore Technologies Engineering Ltd.	63,000	199
Singapore Telecommunications Ltd.	375,745	1,022
United Overseas Bank Ltd.	86,956	1,424
Wilmar International Ltd.	54,000	149
		9,414
South Africa (0.6%)
SABMiller PLC	41,302	1,944
Spain (0.8%)
Banco Bilbao Vizcaya Argentaria SA	101,606	933
Banco de Sabadell SA (b)	52,663	139
Banco Popular Espanol SA (b)	108,815	84
Banco Santander SA	187,110	1,509
CaixaBank	17,919	62
		2,727
Sweden (3.4%)
Alfa Laval AB	9,181	193
Assa Abloy AB, Class B	12,091	455
Atlas Copco AB, Class A	21,500	595
Atlas Copco AB, Class B	12,020	295
Boliden AB	3,577	68
Electrolux AB, Class B	7,708	202
Elekta AB, Class B	15,236	240
Getinge AB, Class B	14,013	475
Hennes & Mauritz AB, Class B	38,810	1,349
Investor AB, Class B	20,420	536
Lundin Petroleum AB (b)	6,951	160
Nordea Bank AB	127,271	1,219
Sandvik AB	34,896	561
Scania AB, Class B	12,177	253
Securitas AB, Class B	8,917	78
Skanska AB, Class B	17,081	281
SKF AB, Class B	13,687	346
Svenska Cellulosa AB, Class B	29,735	651
Svenska Handelsbanken AB, Class A	29,700	1,064
Swedish Match AB	9,877	333
Tele2 AB, Class B	11,137	202
	Shares	Value (000)
Telefonaktiebolaget LM Ericsson, Class B	115,390	$1,161
TeliaSonera AB	91,085	620
Volvo AB, Class B	45,332	625
		11,962
Switzerland (8.8%)
ABB Ltd. (Registered) (b)	85,777	1,781
Adecco SA (Registered) (b)	164	9
Baloise Holding AG (Registered)	2,006	175
Banque Cantonale Vaudoise (Registered)	147	78
Cie Financiere Richemont SA	13,602	1,088
Credit Suisse Group AG (Registered) (a)(b)	38,056	955
Geberit AG (Registered) (b)	1,333	295
Givaudan SA (Registered) (b)	239	253
Holcim Ltd. (Registered) (b)	7,380	544
Julius Baer Group Ltd. (b)	5,549	200
Logitech International SA (Registered) (a)(b)	4,884	37
Lonza Group AG (Registered) (b)	1,353	73
Nestle SA (Registered)	118,887	7,748
Novartis AG (Registered)	72,796	4,609
Pargesa Holding SA	219	15
Roche Holding AG (Genusschein)	21,476	4,375
Schindler Holding AG	1,613	233
SGS SA (Registered)	19	42
Sonova Holding AG (Registered) (b)	1,337	148
Straumann Holding AG (Registered) (a)	286	35
Swatch Group AG (The)	888	457
Swiss Life Holding AG (Registered) (b)	897	120
Swiss Prime Site AG (Registered) (b)	1,468	123
Swiss Re AG (b)	14,039	1,025
Swisscom AG (Registered)	879	379
Syngenta AG (Registered)	7,434	2,999
UBS AG (Registered) (b)	110,349	1,735
Zurich Insurance Group AG (b)	4,081	1,091
		30,622
Thailand (0.5%)
Bangkok Bank PCL	23,300	150
Bangkok Bank PCL (Foreign Registered)	42,000	288
Bank of Ayudhya PCL (Foreign)	93,600	100
Kasikornbank PCL	29,600	188
Kasikornbank PCL (Foreign)	57,700	366
Krung Thai Bank PCL	162,125	106
Siam Commercial Bank PCL (Foreign)	75,500	447
		1,645
United Kingdom (16.8%)
3i Group PLC	12,699	44
Aberdeen Asset Management PLC	21,838	129
Admiral Group PLC	4,166	80
Aggreko PLC	48,248	1,384
AMEC PLC	9,242	151
Anglo American PLC	30,904	987
ARM Holdings PLC	65,564	838
AstraZeneca PLC	31,901	1,508

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Aviva PLC	58,392	$352
BAE Systems PLC	82,236	452
Barclays PLC	186,480	805
BG Group PLC	88,824	1,489
BHP Billiton PLC	19,891	699
BP PLC	312,570	2,166
British American Tobacco PLC	35,822	1,815
British Land Co., PLC REIT	23,607	219
British Sky Broadcasting Group PLC	60,751	759
BT Group PLC	253,436	955
Bunzl PLC	10,223	167
Capita PLC	5,177	64
Capital Shopping Centres Group PLC REIT	14,370	81
Carnival PLC	7,516	291
Centrica PLC	83,514	454
Cobham PLC	9,529	35
Compass Group PLC	63,161	747
Croda International PLC	3,255	126
Diageo PLC	54,396	1,584
Experian PLC	20,690	334
G4S PLC	11,489	48
GKN PLC	32,072	120
GlaxoSmithKline PLC	117,867	2,559
Hammerson PLC REIT	19,612	158
HSBC Holdings PLC	542,825	5,741
ICAP PLC	10,255	52
Imperial Tobacco Group PLC	15,352	593
InterContinental Hotels Group PLC	10,384	292
Intertek Group PLC	3,208	162
Investec PLC	4,775	33
J Sainsbury PLC	33,582	189
Johnson Matthey PLC	4,558	175
Kingfisher PLC	29,861	138
Land Securities Group PLC REIT	21,051	285
Legal & General Group PLC	178,196	430
Lloyds Banking Group PLC (b)	273,373	219
Marks & Spencer Group PLC	47,170	294
Meggitt PLC	16,713	104
National Grid PLC	80,584	923
Next PLC	5,858	362
Old Mutual PLC	110,753	329
Pearson PLC	31,353	613
Petrofac Ltd.	7,247	196
Prudential PLC	50,954	711
Reckitt Benckiser Group PLC	18,318	1,148
Reed Elsevier PLC	38,357	403
Rexam PLC	19,402	136
Rio Tinto PLC	34,791	2,027
Rolls-Royce Holdings PLC (b)	37,886	546
Royal Bank of Scotland Group PLC (b)	48,040	259
Royal Dutch Shell PLC, Class A	96,577	3,412
Royal Dutch Shell PLC, Class B	72,309	2,559
	Shares	Value (000)
RSA Insurance Group PLC	82,297	$166
Sage Group PLC (The)	47,717	229
Schroders PLC	2,211	62
Segro PLC REIT	20,928	86
Serco Group PLC	5,105	44
Severn Trent PLC	11,762	301
Smith & Nephew PLC	75,442	835
Smiths Group PLC	6,792	134
SSE PLC	35,397	818
Standard Chartered PLC	80,062	2,029
Standard Life PLC	44,859	240
Tesco PLC	185,167	1,017
TUI Travel PLC	19,931	93
Tullow Oil PLC	366	7
Unilever PLC	22,049	837
United Utilities Group PLC	5,289	58
Vodafone Group PLC	1,595,538	4,013
Weir Group PLC (The)	4,155	129
Whitbread PLC	6,544	261
Wolseley PLC	5,504	262
WPP PLC	154,206	2,242
Xstrata PLC	39,312	699
		58,493
Total Common Stocks (Cost $306,427)		309,394
Short-Term Investments (9.9%)
Securities held as Collateral on Loaned Securities (2.7%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	8,563,690	8,564
	Face Amount (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $485; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.00% due 1/31/16; valued at $495)	$485	485
Merrill Lynch & Co., Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $340; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 2.50% due 8/1/27; valued at $346)	339	339
		824
Total Securities held as Collateral on Loaned Securities (Cost $9,388)		9,388

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Investment Company (7.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $25,043)	25,042,835	$25,043
Total Short-Term Investments (Cost $34,431)		34,431
Total Investments (99.1%) (Cost $340,858) Including $9,354 of Securities Loaned (f)(g)		343,825
Other Assets in Excess of Liabilities (0.9%)		3,292
Net Assets (100.0%)		$347,117

(a)  All or a portion of this security was on loan at December 31, 2012.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  Security has been deemed illiquid at December 31, 2012.

(e)  At December 31, 2012, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  Securities are available for collateral in connection with open foreign currency exchange and futures contracts.

(g)  The approximate fair value and percentage of net assets, $304,890,000 and 87.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

@  Value is less than $500.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

VVPR  Verminderde Voorheffing Précompte Réduit.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at December 31, 2012 :

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Credit Suisse London Branch (GFX)	CAD	2,418	$2,431	1/17/13	USD	2,455	$2,455	$24
Credit Suisse London Branch (GFX)	USD	23,591	23,591	1/17/13	EUR	17,849	23,562	(29)
Credit Suisse London Branch (GFX)	USD	447	447	1/17/13	GBP	275	447	(— @)
Deutsche Bank AG London	USD	5,216	5,216	1/17/13	EUR	3,947	5,210	(6)
Deutsche Bank AG London	USD	16,298	16,298	1/17/13	GBP	10,032	16,296	(2)
Mellon Bank	USD	9,956	9,956	1/17/13	AUD	9,465	9,818	(138)
Mellon Bank	USD	3,470	3,470	1/17/13	AUD	3,347	3,472	2
Royal Bank of Scotland	JPY	1,113,992	12,859	1/17/13	USD	13,267	13,267	408
Royal Bank of Scotland	JPY	138,500	1,599	1/17/13	USD	1,642	1,642	43
Royal Bank of Scotland	JPY	596,450	6,885	1/17/13	USD	6,947	6,947	62
State Street Bank and Trust Co.	CHF	1,654	1,809	1/17/13	USD	1,812	1,812	3
State Street Bank and Trust Co.	USD	750	750	1/17/13	HKD	5,816	750	(— @)
UBS AG	EUR	6,444	8,507	1/17/13	USD	8,518	8,518	11
UBS AG	USD	1,154	1,154	1/17/13	EUR	871	1,150	(4)
			$94,972				$95,346	$374

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2012:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
ASX Spi 200 Index (Australia)	19	$2,277	Mar-13	$31
CAC 40 Index (France)	148	7,115	Jan-13	(11)
Euro Stoxx 50 Index (Germany)	19	656	Mar-13	(2)
FTSE MIB Index (Italy)	89	9,576	Mar-13	38
Hang Seng China Index (Hong Kong)	73	10,677	Jan-13	(12)
IBEX 35 Index (Spain)	69	7,351	Jan-13	73
TOPIX Index (Japan)	11	1,094	Mar-13	29
				$146

@    Value is less than $500.

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

JPY  —  Japanese Yen

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Active International Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $304,387)	$308,782
Investment in Securities of Affiliated Issuers, at Value (Cost $36,471)	35,043
Total Investments in Securities, at Value (Cost $340,858)	343,825
Foreign Currency, at Value (Cost $2,959)	2,953
Cash	334
Receivable for Investments Sold	7,712
Receivable for Variation Margin	3,190
Unrealized Appreciation on Foreign Currency Exchange Contracts	553
Dividends Receivable	346
Tax Reclaim Receivable	206
Receivable for Portfolio Shares Sold	8
Receivable from Affiliate	4
Other Assets	17
Total Assets	359,148
Liabilities:
Collateral on Securities Loaned, at Value	9,722
Payable for Portfolio Shares Redeemed	918
Payable for Advisory Fees	421
Payable for Sub Transfer Agency Fees	202
Payable for Reorganization Expense	183
Unrealized Depreciation on Foreign Currency Exchange Contracts	179
Payable for Professional Fees	69
Payable for Transfer Agent Fees	68
Deferred Capital Gain Country Tax	65
Payable for Custodian Fees	56
Payable for Distribution and Shareholder Services Fees — Class P	2
Payable for Distribution and Shareholder Services Fees — Class H	16
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Administration Fees	23
Payable for Directors' Fees and Expenses	12
Other Liabilities	89
Total Liabilities	12,031
Net Assets	$347,117
Net Assets Consist Of:
Paid-in-Capital	$415,619
Undistributed Net Investment Income	460
Accumulated Net Realized Loss	(72,292)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $65 Deferred Capital Gain Country Tax)	4,330
Investments in Affiliates	(1,428)
Futures Contracts	146
Foreign Currency Exchange Contracts	374
Foreign Currency Translations	(92)
Net Assets	$347,117

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Active International Allocation Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2012 (000)
CLASS I:
Net Assets	$251,657
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	21,595,751
Net Asset Value, Offering and Redemption Price Per Share	$11.65
CLASS P:
Net Assets	$8,608
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	724,276
Net Asset Value, Offering and Redemption Price Per Share	$11.89
CLASS H:
Net Assets	$76,606
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	6,458,940
Net Asset Value, Redemption Price Per Share	$11.86
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.59
Maximum Offering Price Per Share	$12.45
CLASS L:
Net Assets	$10,246
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	865,428
Net Asset Value, Offering and Redemption Price Per Share	$11.84
(1) Including: Securities on Loan, at Value:	$9,354

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Active International Allocation Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $728 of Foreign Taxes Withheld)	$8,800
Income from Securities Loaned — Net	307
Dividends from Securities of Affiliated Issuers (Net of $3 of Foreign Taxes Withheld)	92
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	9,199
Expenses:
Advisory Fees (Note B)	2,048
Sub Transfer Agency Fees	253
Administration Fees (Note C)	252
Custodian Fees (Note F)	154
Professional Fees	131
Shareholder Reporting Fees	90
Distribution and Shareholder Services Fees — Class P (Note D)	22
Distribution and Shareholder Services Fees — Class H (Note D)	33
Distribution and Shareholder Services Fees — Class L (Note D)	13
Pricing Fees	63
Registration Fees	46
Transfer Agency Fees (Note E)	24
Directors' Fees and Expenses	9
Other Expenses	22
Total Expenses	3,160
Waiver of Advisory Fees (Note B)	(256)
Rebate from Morgan Stanley Affiliate (Note G)	(47)
Expense Offset (Note F)	(— @)
Net Expenses	2,857
Net Investment Income	6,342
Realized Gain (Loss):
Investments Sold	5,687
Investments in Affiliates	(228)
Foreign Currency Exchange Contracts	794
Foreign Currency Transactions	(245)
Futures Contracts	3,578
Net Realized Gain	9,586
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax Accrual of $64)	33,874
Investments in Affiliates	202
Foreign Currency Exchange Contracts	639
Foreign Currency Translations	71
Futures Contracts	290
Net Change in Unrealized Appreciation (Depreciation)	35,076
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	44,662
Net Increase in Net Assets Resulting from Operations	$51,004

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Active International Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)		Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,342		$9,429
Net Realized Gain	9,586		20,487
Net Change in Unrealized Appreciation (Depreciation)	35,076		(88,922)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,004		(59,006)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,450)		(6,740)
Class P:
Net Investment Income	(94)		(195)
Class H:
Net Investment Income	(996)		—
Class L:
Net Investment Income	(125)		—
Total Distributions	(4,665)		(6,935)
Capital Share Transactions:(1)
Class I:
Subscribed	12,992		16,620
Issued due to a tax-free reorganization	679		—
Distributions Reinvested	3,430		6,595
Redeemed	(108,108)		(98,789)
Class P:
Subscribed	777		2,040
Distributions Reinvested	94		193
Redeemed	(4,011)		(4,111)
Class H:
Subscribed	170	*	—
Issued due to a tax-free reorganization	75,514		—
Distributions Reinvested	964	*	—
Redeemed	(3,890	)*	—
Class L:
Subscribed	10	*	—
Issued due to a tax-free reorganization	10,085		—
Distributions Reinvested	121	*	—
Redeemed	(484	)*	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(11,657)		(77,452)
Redemption Fees	—	@	1
Total Increase (Decrease) in Net Assets	34,682		(143,392)
Net Assets:
Beginning of Period	312,435		455,827
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $460 and $(1,888))	$347,117		$312,435
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,201		1,394
Shares Issued due to tax-free reorganization	61		—
Shares Issued on Distributions Reinvested	300		673
Shares Redeemed	(9,967)		(8,669)
Net Decrease in Class I Shares Outstanding	(8,405)		(6,602)
Class P:
Shares Subscribed	72		166
Shares Issued on Distributions Reinvested	8		19
Shares Redeemed	(368)		(352)
Net Decrease in Class P Shares Outstanding	(288)		(167)
Class H:
Shares Subscribed	15	*	—
Shares Issued due to tax-free reorganization	6,700		—
Shares Issued on Distributions Reinvested	83	*	—
Shares Redeemed	(339	)*	—
Net Increase in Class H Shares Outstanding	6,459	*	—
Class L:
Shares Subscribed	1	*	—
Shares Issued due to tax-free reorganization	896		—
Shares Issued on Distributions Reinvested	10	*	—
Shares Redeemed	(42	)*	—
Net Increase in Class L Shares Outstanding	865	*	—

@  Amount is less than $500.

*  For the period June 15, 2012 through December 31, 2012.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$10.07	$12.06		$11.30		$9.11		$15.92
Income (Loss) from Investment Operations:
Net Investment Income†	0.23	0.27		0.20		0.21		0.35
Net Realized and Unrealized Gain (Loss)	1.51	(2.03)		0.81		2.26		(6.41)
Total from Investment Operations	1.74	(1.76)		1.01		2.47		(6.06)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.23)		(0.25)		(0.28)		(0.14)
Net Realized Gain	—	—		—		—		(0.61)
Total Distributions	(0.16)	(0.23)		(0.25)		(0.28)		(0.75)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$11.65	$10.07		$12.06		$11.30		$9.11
Total Return++	17.30%	(14.56)%		8.95%		27.26%		(39.25)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$251,657	$302,048		$441,350		$532,584		$565,313
Ratio of Expenses to Average Net Assets (1)	0.89%+	0.84	%+††^	0.79	%+††	0.79	%+	0.79%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	0.84	%+††^	0.79	%+††	0.79	%+	0.79%+
Ratio of Net Investment Income to Average Net Assets (1)	2.12%+	2.33	%+††	1.82	%+††	2.23	%+	2.70%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%††	0.01	%††	0.01%		0.01%
Portfolio Turnover Rate	27%	26%		19%		33%		34%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.98%	0.95	%††	0.92	%+††	0.85	%+	0.82%+
Net Investment Income to Average Net Assets	2.03%	2.22	%††	1.69	%+††	2.17	%+	2.67%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2011, the maximum ratio was 0.80% for Class I shares.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Active International Allocation Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$10.27	$12.28		$11.50		$9.27		$16.20
Income (Loss) from Investment Operations:
Net Investment Income†	0.20	0.25		0.18		0.18		0.29
Net Realized and Unrealized Gain (Loss)	1.55	(2.07)		0.81		2.31		(6.48)
Total from Investment Operations	1.75	(1.82)		0.99		2.49		(6.19)
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.19)		(0.21)		(0.26)		(0.13)
Net Realized Gain	—	—		—		—		(0.61)
Total Distributions	(0.13)	(0.19)		(0.21)		(0.26)		(0.74)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$11.89	$10.27		$12.28		$11.50		$9.27
Total Return++	17.05%	(14.75)%		8.69%		26.99%		(39.41)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,608	$10,387		$14,477		$16,479		$7,614
Ratio of Expenses to Average Net Assets (1)	1.14%+	1.09	%+††^	1.04	%+††	1.04	%+	1.04%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.09	%+††^	1.04	%+††	1.04	%+	1.04%+
Ratio of Net Investment Income to Average Net Assets (1)	1.80%+	2.08	%+††	1.57	%+††	1.80	%+	2.32%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%††	0.01	%††	0.01%		0.01%
Portfolio Turnover Rate	27%	26%		19%		33%		34%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.23%	1.20	%††	1.17	%+††	1.10	%+	1.07%+
Net Investment Income to Average Net Assets	1.71%	1.97	%††	1.44	%+††	1.74	%+	2.29%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class P shares. Prior to July 1, 2011, the maximum ratio was 1.05% for Class P shares.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Active International Allocation Portfolio

	Class H
Selected Per Share Data and Ratios	Period from June 14, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.09
Income from Investment Operations:
Net Investment Income†	0.01
Net Realized and Unrealized Gain	1.91
Total from Investment Operations	1.92
Distributions from and/or in Excess of:
Net Investment Income	(0.15)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$11.86
Total Return++	19.10	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$76,606
Ratio of Expenses to Average Net Assets (1)	1.13	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.16	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*
Portfolio Turnover Rate	27	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.29	%*
Net Investment Income to Average Net Assets	0.00	%*§

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Active International Allocation Portfolio

	Class L
Selected Per Share Data and Ratios	Period from June 14, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.09
Income from Investment Operations:
Net Investment Loss†	(0.02)
Net Realized and Unrealized Gain	1.91
Total from Investment Operations	1.89
Distributions from and/or in Excess of:
Net Investment Income	(0.14)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$11.84
Total Return++	18.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,246
Ratio of Expenses Average Net Assets (1)	1.63	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.33	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*
Portfolio Turnover Rate	27	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.79	%*
Net Investment Loss to Average Net Assets	(0.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Active International Allocation Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by Morgan Stanley Investment Management Inc. (the "Adviser"), in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

On October 29, 2012, the Portfolio acquired the net assets of Morgan Stanley International Fund ("International Fund"), an open-end investment company. Based on the respective valuations as of the close of business on October 26, 2012, pursuant to a Plan of Reorganization approved by the shareholders of International Fund on September 27, 2012 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 61,343 Class I shares of the Portfolio at a net asset value of $11.07 per share for 59,586 Class I shares of International Fund; 896,450 Class L shares of the Portfolio at a net asset value of $11.25 for 912,498 Class C shares of International Fund; 6,700,425 Class H shares of the Portfolio at a net asset value of $11.27 for 6,353,440 Class A shares, 328,778 Class B shares, 7,150 Class R shares and 7,607 Class W shares of International Fund. The net assets of International Fund before the Reorganization were approximately $86,278,000, including unrealized appreciation of approximately $1,091,000 at October 26, 2012. The investment portfolio of International Fund, with a fair value of approximately $85,845,000 and identified cost of approximately $84,464,000 on October 26, 2012, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from International Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $289,363,000. Immediately after the merger, the net assets of the Portfolio were approximately $375,641,000.

Upon closing of the Reorganization, shareholders of International Fund received shares of the Portfolio as follows:

International Fund	Active International Allocation Portfolio
Class A	Class H
Class B	Class H
Class R	Class H
Class W	Class H
Class C	Class L
Class I	Class I

Assuming the acquisition had been completed on January 1, 2012, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the year ended December 31, 2012, are as follows:

Net investment income(1)	$11,123,000
Net gain realized and unrealized gain(2)	$44,689,000
Net increase in net assets resulting from operations	$55,812,000

(1) Approximately $6,342,000 as reported, plus approximately $2,780,000 International Fund premerger, plus approximately $2,001,000 of estimated pro-forma eliminated expenses.

(2) Approximately $44,662,000 as reported, plus approximately $27,000 International Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Fund that have been included in the Portfolio's Statement of Operations since December 31, 2012.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—		$2,181	$—		$2,181
Air Freight & Logistics	—		1,519	—		1,519
Airlines	—		529	—		529
Auto Components	—		3,583	—		3,583
Automobiles	—		13,933	—		13,933
Beverages	—	@	6,713	—		6,713
Biotechnology	—		547	—		547
Building Products	—		2,322	—		2,322
Capital Markets	—		6,666	—		6,666
Chemicals	—		16,530	—		16,530
Commercial Banks	106		40,405	—		40,511
Commercial Services & Supplies	—		2,504	—		2,504
Communications Equipment	—		1,665	—		1,665
Computers & Peripherals	—		1,159	—		1,159
Construction & Engineering	—		2,583	—		2,583
Construction Materials	—		1,584	—		1,584
Consumer Finance	—		195	—		195
Containers & Packaging	—		315	—		315
Distributors	—		122	—		122
Diversified Consumer Services	—		102	—		102
Diversified Financial Services	—		2,785	—	†	2,785
Diversified Telecommunication Services	—		8,390	—		8,390
Electric Utilities	—		2,053	—		2,053
Electrical Equipment	—		4,969	—		4,969
Electronic Equipment, Instruments & Components	—		4,129	—		4,129
Energy Equipment & Services	—		1,855	—		1,855
Food & Staples Retailing	—		4,249	—		4,249
Food Products	—		12,457	—		12,457
Gas Utilities	—		459	—		459
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Health Care Equipment & Supplies	$—	$3,040	$—		$3,040
Health Care Providers & Services	—	928	—		928
Hotels, Restaurants & Leisure	—	2,932	—		2,932
Household Durables	—	1,162	—		1,162
Household Products	—	2,667	—		2,667
Independent Power Producers & Energy Traders	—	411	—		411
Industrial Conglomerates	—	6,050	—		6,050
Information Technology Services	—	348	—		348
Insurance	—	12,139	—		12,139
Internet Software & Services	—	332	—		332
Leisure Equipment & Products	—	794	—		794
Life Sciences Tools & Services	—	73	—		73
Machinery	—	13,037	—		13,037
Marine	—	785	—		785
Media	—	5,772	—		5,772
Metals & Mining	4,390	11,593	—		15,983
Multi-Utilities	—	3,891	—		3,891
Multi-line Retail	—	888	—		888
Office Electronics	—	682	—		682
Oil, Gas & Consumable Fuels	—	14,884	—		14,884
Paper & Forest Products	—	698	—		698
Personal Products	—	339	—		339
Pharmaceuticals	—	29,563	—		29,563
Professional Services	—	746	—		746
Real Estate Investment Trusts (REITs)	8	4,214	—		4,222
Real Estate Management & Development	—	8,219	—		8,219
Road & Rail	—	3,156	—		3,156
Semiconductors & Semiconductor Equipment	—	3,693	—		3,693
Software	—	4,979	—		4,979
Specialty Retail	—	3,194	—		3,194
Textiles, Apparel & Luxury Goods	—	4,085	—		4,085
Tobacco	—	2,802	—		2,802
Trading Companies & Distributors	—	3,698	—		3,698
Transportation Infrastructure	—	220	—		220
Water Utilities	—	359	—		359
Wireless Telecommunication Services	—	6,014	—		6,014
Total Common Stocks	4,504	304,890	—	†	309,394

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Short-Term Investments
Investment Company	$33,607	$—	$—		$33,607
Repurchase Agreements	—	824	—		824
Total Short-Term Investments	33,607	824	—		34,431
Foreign Currency Exchange Contracts	—	553	—		553
Futures Contracts	171	—	—		171
Total Assets	38,282	306,267	—	†	344,549
Liabilities:
Foreign Currency Exchange Contracts	—	(179)	—		(179)
Futures Contracts	(25)	—	—		(25)
Total Liabilities	(25)	(179)	—		(204)
Total	$38,257	$306,088	$—	†	$344,345

@  Value is Less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $291,422,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2012	$—

†  Includes one security which is valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2012.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Appreciation on Foreign Currency Exchange Contracts	Currency Risk	$553
Futures Contracts (a)	Variation Margin	Equity Risk	171
Total			$724
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Depreciation on Foreign Currency Exchange Contracts	Currency Risk	$(179)
Futures Contracts (a)	Variation Margin	Interest Rate Risk	(25)
Total			$(204)

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency	Exchange Contracts	$794
Equity Risk	Futures Contracts	3,578
	Total	$4,372
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$639
Equity Risk	Futures Contracts	290
	Total	$929

For the year ended December 31, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $64,304,000 and the average monthly original value of futures contracts was approximately $34,057,000.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2012 were approximately $9,354,000 and $9,860,000, respectively. The Portfolio received cash collateral of approximately $9,722,000, of which, approximately $9,388,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At December 31, 2012, there was uninvested cash collateral of approximately $334,000, which is not reflected in the Portfolio of Investments. The remaining collateral of approximately $138,000 was received in the form of U.S. Government Obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class P shares, Class H shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.55% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 0.90% for Class I shares, 1.15% for Class P shares,

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

1.15% for Class H shares and 1.65% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $256,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $74,921,000 and $157,621,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $47,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$51,047	$133,950	$151,390	$57	$33,607

The Portfolio had transactions with Mitsubishi UFJ Financial Group, Inc. and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 the Act.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Mitsubishi UFJ Financial Group, Inc. during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Loss (000)	Dividend Income (000)	Value December 31, 2012 (000)
$1,018	$610	$165	$(228)	$35	$1,436

During the year ended December 31, 2012, the Portfolio incurred approximately $6,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,665	$—	$6,935	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and merger adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$671	$(14,858)	$14,187

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,377	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $348,248,000. The aggregate gross unrealized appreciation is approximately $36,223,000 and the aggregate gross unrealized depreciation is approximately $40,646,000 resulting in net unrealized depreciation of approximately $4,423,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration*
$10,445	December 31, 2016
54,994	December 31, 2017

* Includes capital losses acquired from Morgan Stanley International Fund that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $1,392,000.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 20.4% for Class P shares.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Active International Allocation Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Active International Allocation Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active International Allocation Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $4,992,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $327,000 and has derived net income from sources within foreign countries amounting to approximately $9,566,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAIAANN
IU13-00362P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Multi-Asset Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Multi-Asset Portfolio performed during the period ended December 31, 2012.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Multi-Asset Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Multi-Asset Portfolio Class I	$1,000.00	$1,029.90	$1,020.01	$5.20	$5.18	1.02%
Multi-Asset Portfolio Class P	1,000.00	1,028.90	1,018.75	6.48	6.44	1.27
Multi-Asset Portfolio Class H	1,000.00	1,027.90	1,018.75	6.47	6.44	1.27
Multi-Asset Portfolio Class L	1,000.00	1,025.90	1,016.24	9.01	8.97	1.77

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Multi-Asset Portfolio

The Multi-Asset Portfolio (the "Portfolio") seeks total return.

Performance

For the period since inception on June 22, 2012 through December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 4.53%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index"), which returned 12.66%.

Factors Affecting Performance

•  The Portfolio launched amid turbulent market conditions. During the second quarter of 2012, markets had succumbed to the weakening trend in global growth, a rise in euro zone risk premia and the recognition that an adequate policy response may not be forthcoming. In the U.S., the unseasonably warm winter provided a temporary boost to economic data early in the year, as consumers spent their money earlier rather than later, but the positive effects dissipated by spring. This and the tighter financial conditions owing to tensions in Europe pervaded the second quarter's activity data. Policymakers came to the rescue in the third quarter, particularly in the U.S. and euro zone. In the U.S., the Federal Reserve announced in September that it would resume expanding its balance sheet by $40 billion per month via mortgage-backed securities (MBS) purchases and would continue its quantitative easing (QE) program as long as the labor market did not improve substantially. And in Europe, European Central Bank (ECB) President Mario Draghi declared the euro to be "irreversible" and that the ECB was ready to do whatever it took to preserve the currency. This declaration sparked a global rally in risky assets, despite the lack of details and immediate action. The final quarter of 2012 was marked by a cyclical upturn in China, recessionary stabilization in Europe, reflation in Japan and fiscal cliff concerns in the U.S.

•  The Portfolio's asset allocation mix of an average long position in global equities and global fixed income positively contributed to absolute performance.

•  The Portfolio's modest exposure (averaging 39%) to global equities during the fourth quarter — compared to the Index's 100% weight — resulted in relative underperformance.

•  Overweight exposure to euro zone equities (Germany, France and Spain) against an underweight position in U.S. equities helped to boost relative returns.

•  An overweight position to China A shares relative to U.S. equities at the end of the year added to returns as China benefited from a cyclical upturn.

•  Within U.S. sector selection, an allocation to housing stocks, money center banks and legacy airlines added to relative performance.

•  Overweight exposure to Spanish government bonds made a positive impact, although underweight exposure to U.S. Treasuries and German bunds more than offset these relative gains.

•  Within currencies, underweight exposure to the euro and Australian dollar detracted from performance as risky assets outperformed going into the end of the year.

Management Strategies

•  As of December 31, 2012, the Portfolio's allocation was approximately 23% global equities, 32% global fixed income and 45% cash.

•  As the period ended, risky assets trended higher since June, global growth is accelerating and optimism is high, triggering a distinct sense of we've been here before. For the fourth year in a row, investors are faced with the question of whether the upcoming two quarters will play out in disappointment, as experienced in 2009, 2010 and 2011. We are reluctant to embrace the current ebullience and do not believe that current conditions call for big directional positions on risky assets.

•  There are some reasons to be optimistic. We expect European growth to be positive for the full year versus consensus expectations of still negative gross domestic product (GDP) in 2013, though continue to view Spain's unwillingness to trigger the Outright Monetary Transactions with disappointment. In Japan, the Liberal Democratic Party's landslide election victory in December appears to have ushered in a new, pro-growth policy regime. We are not necessarily ruling out the potential of some success here, but we doubt that such reforms will occur in a linear way. In the emerging markets, numerous indicators from China and other emerging markets more broadly have confirmed a meaningful cyclical upswing may be underway.

•  But looking a few months ahead, we believe several issues may cloud the outlook and could be negative surprises. First, we expect that fiscal tightening in

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

the U.S. may reduce economic growth by 1.5-2.0% of GDP in the first half of 2013, as tax increases and spending cuts of $230-340 billion are likely to take effect during the first quarter. And yet consensus forecasts seem overly optimistic, in our opinion, accounting for only a modest decline in U.S. GDP from 2.2% in 2012 to 2.0% in 2013.

•  Second, we are watching the risk of monetary accommodation in the U.S. being pulled sooner than the market expects. The assessment of how long the zero rates can remain in place is dependent on the degree of slack in the economy, which we believe may be overestimated. Although ultimately positive for income growth and consumption, we think the potential reassessment of the policy outlook could be an important and turbulent event, particularly for U.S. Treasuries in the second half of 2013.

•  Third, we believe that the deflation of China's investment bubble remains incomplete and that current growth rates cannot be sustained. In our view, the Chinese economy remains unbalanced and overleveraged, and the investment share of GDP won't make the same contribution to growth that it made over the last two decades. We also believe export growth has structurally slowed to single digits from above 25% in the prior decade.

•  All told, we believe that the current upswing in growth may be transient and thus the current environment does not present opportunities for substantial directional exposure. We continue to maintain a large exposure to euro zone assets — in equities and Spanish government bonds, where we still see attractive valuations and the prospect for improving growth. We maintain a large negative bet on U.S. equities, which we expect to underperform as U.S. economic growth disappoints and earnings expectations are missed. We maintain a small short position in U.S. government bonds, as well as a number of other traditionally "safe" assets, which we see as overvalued. Although our longer-term view of China is more cautious, the cyclical improvement there and in emerging markets globally provided a tactical opportunity to go long Chinese A-Shares, which we believe are trading at deeply discounted valuations relative to history. We continue to find opportunities in developed markets where we see positive structural changes and continued recovery from a deep cyclical trough — for example, long positions in U.S. legacy airlines and money center banks.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 22, 2012.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Flexible Portfolio Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	4.53%
MSCI All Country World Index	—	—	—	12.66
Lipper Global Flexible Portfolio Funds Index				9.03
Portfolio — Class P Shares w/o sales charges(4)	—	—	—	4.43
MSCI All Country World Index	—	—	—	12.66
Lipper Global Flexible Portfolio Funds Index	—	—	—	9.03
Portfolio — Class H Shares w/o sales charges(4)	—	—	—	4.33
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	—	—	—	-0.64
MSCI All Country World Index	—	—	—	12.66
Lipper Global Flexible Portfolio Funds Index				9.03
Portfolio — Class L Shares w/o sales charges(4)	—	—	—	4.13
MSCI All Country World Index	—	—	—	12.66
Lipper Global Flexible Portfolio Funds Index				9.03

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Flexible Portfolio Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on June 22, 2012.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investments	66.5%
Sovereign	19.0
Airlines	8.8
Diversified Financial Services	5.7
Total Investments	100.0	%*

*  Does not include open foreign currency exchange contracts with net unrealized appreciation of approximately $8,000. Does not include open long/short futures contracts with an underlying face amount of approximately $23,981,000 and net unrealized appreciation of approximately $151,000. Does not include open swap agreements with total unrealized depreciation of approximately $147,000.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Multi-Asset Portfolio

	Shares		Value (000)
Common Stocks (13.8%)
United States
Alaska Air Group, Inc. (a)		3,900	$168
Bank of America Corp.		35,150	408
Citigroup, Inc. (See Note G)		9,974	395
Delta Air Lines, Inc. (a)		47,300	561
JetBlue Airways Corp. (a)		15,700	90
JPMorgan Chase & Co.		8,612	379
Southwest Airlines Co.		41,200	422
United Continental Holdings, Inc. (a)		18,800	439
US Airways Group, Inc. (a)		9,000	121
Total Common Stocks (Cost $2,715)			2,983
	Face Amount (000)
Fixed Income Security (18.1%)
Spain
Sovereign
Spain Government Bond, 3.75%, 10/31/15 (Cost $3,791)	EUR	2,950	3,924
	Shares
Short-Term Investments (63.5%)
Investment Company (61.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $13,182)		13,181,604	13,182
	Face Amount (000)
U.S. Treasury Securities (2.5%)
U.S. Treasury Bills, 0.11%, 2/21/13 (b)		$260	260
0.13%, 2/21/13 (b)		275	275
Total U.S. Treasury Securities (Cost $535)			535
Total Short-Term Investments (Cost $13,717)			13,717
Total Investments (95.4%) (Cost $20,223) (c)			20,624
Other Assets in Excess of Liabilities (4.6%)			987
Net Assets (100.0%)			$21,611

(a)  Non-income producing security.

(b)  Rate shown is the yield to maturity at December 31, 2012.

(c)  Securities are available for collateral in connection with open foreign currency exchange contracts, futures contracts and swap agreements.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at December 31, 2012 :

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	CAD	2,126	$2,137	1/17/13	USD	2,158	$2,158	$21
Credit Suisse London Branch (GFX)	JPY	14,472	167	1/17/13	USD	167	167	—	@
Deutsche Bank AG	GBP	294	477	1/17/13	USD	477	477	—	@
Deutsche Bank AG	USD	591	591	1/17/13	GBP	364	591	(—	@)
Goldman Sachs International	EUR	59	78	1/17/13	USD	78	78	—	@
Goldman Sachs International	USD	282	282	1/17/13	EUR	214	282	—	@
Goldman Sachs International	USD	92	92	1/17/13	JPY	7,686	89	(3)
JPMorgan Chase Bank	EUR	2,753	3,634	1/17/13	USD	3,638	3,638	4
JPMorgan Chase Bank	USD	38	38	1/17/13	DKK	217	38	(—	@)
Mellon Bank	AUD	1,479	1,534	1/17/13	USD	1,556	1,556	22
Mellon Bank	AUD	21	22	1/17/13	USD	22	22	—	@
State Street Bank and Trust Co.	AUD	478	496	1/17/13	USD	503	503	7
State Street Bank and Trust Co.	USD	199	199	1/17/13	BRL	416	203	4
State Street Bank and Trust Co.	USD	444	444	1/17/13	CHF	405	443	(1)
State Street Bank and Trust Co.	USD	78	78	1/17/13	GBP	48	78	(—	@)
State Street Bank and Trust Co.	USD	48	48	1/17/13	JPY	4,048	47	(1)
State Street Bank and Trust Co.	USD	328	328	1/17/13	SEK	2,168	333	5
UBS AG	CHF	94	103	1/17/13	USD	103	103	—	@
UBS AG	CHF	59	65	1/17/13	USD	65	65	(—	@)
UBS AG	EUR	685	905	1/17/13	USD	904	904	(1)
UBS AG	HKD	1,620	209	1/17/13	USD	209	209	—	@
UBS AG	JPY	7,190	83	1/17/13	USD	86	86	3
UBS AG	SEK	1,220	188	1/17/13	USD	185	185	(3)
UBS AG	SEK	816	125	1/17/13	USD	125	125	(—	@)
UBS AG	USD	700	700	1/17/13	EUR	529	699	(1)
UBS AG	USD	245	245	1/17/13	GBP	151	245	(—	@)
JPMorgan Chase Bank	CNY	13,204	2,091	8/12/13	USD	2,048	2,048	(43)
JPMorgan Chase Bank	USD	2,096	2,096	8/12/13	CNY	13,204	2,091	(5)
			$17,455				$17,463	$8

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2012:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
DAX Index (Germany)	11	$2,765	Mar-13	$10
TOPIX Index (Japan)	21	2,088	Mar-13	177
Australian 10 yr. Bond (Australia)	16	2,049	Mar-13	(16)
CAC 40 Index (France)	36	1,731	Jan-13	10
FTSE MIB Index (Italy)	13	1,399	Mar-13	6
IBEX 35 Index (Spain)	12	1,278	Jan-13	11
FTSE China A50 Index (Singapore)	133	1,108	Jan-13	57
Euro Stoxx 50 Index (Germany)	27	932	Mar-13	(2)
MSCI Emerging Market E Mini (United States)	16	859	Mar-13	19
FTSE 100 Index (United Kingdom)	7	665	Mar-13	(4)
Mini-10 year Japanese Government Bond (Singapore)	4	663	Mar-13	(5)
ASX Spi 200 Index (Australia)	3	360	Mar-13	3
Short:
German Euro Bund (Germany)	2	(385)	Mar-13	(3)
NIKKEI 225 Index (United States)	11	(669)	Mar-13	(71)
S&P 500 E MINI Index (United States)	99	(7,030)	Mar-13	(41)
				$151

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at December 31, 2012:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Depreciation (000)
JPMorgan Chase Bank	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index	$960	3-Month USD-LIBOR-minus 0.22%	Pay	8/26/13	$(26)
JPMorgan Chase Bank	MSCI Daily Total Return Europe Net Household & Personal Products Index	106	3-Month USD-LIBOR-minus 0.39%	Pay	8/26/13	(5)
JPMorgan Chase Bank	JPMorgan Chase Australian Bank Custom Basket	2,036	3-Month AUD-LIBOR-minus 0.19%	Pay	11/8/13	(116)
						$(147)

@    Value is less than $500

LIBOR  London Interbank Offered Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CNY  —  Chinese Yuan Renminbi

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

JPY  —  Japanese Yen

SEK  —  Swedish Krona

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Multi-Asset Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $6,676)	$7,047
Investment in Securities of Affiliated Issuers, at Value (Cost $13,547)	13,577
Total Investments in Securities, at Value (Cost $20,223)	20,624
Foreign Currency, at Value (Cost $16)	16
Receivable for Variation Margin	1,137
Unrealized Appreciation on Foreign Currency Exchange Contracts	66
Prepaid Offering Costs	58
Interest Receivable	25
Due from Adviser	21
Receivable for Portfolio Shares Sold	2
Receivable from Affiliate	2
Dividends Receivable	—	@
Other Assets	—	@
Total Assets	21,951
Liabilities:
Unrealized Depreciation on Swap Agreements	147
Payable for Offering Costs	94
Unrealized Depreciation on Foreign Currency Exchange Contracts	58
Payable for Professional Fees	17
Payable for Transfer Agent Fees	7
Payable for Custodian Fees	7
Payable for Administration Fees	1
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	9
Total Liabilities	340
Net Assets	$21,611
Net Assets Consist Of:
Paid-in-Capital	$21,007
Undistributed Net Investment Income	55
Accumulated Net Realized Gain	136
Unrealized Appreciation (Depreciation) on:
Investments	371
Investments in Affiliates	30
Futures Contracts	151
Swap Agreements	(147)
Foreign Currency Exchange Contracts	8
Foreign Currency Translations	—	@
Net Assets	$21,611

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Multi-Asset Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2012 (000)
CLASS I:
Net Assets	$20,496
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,989,847
Net Asset Value, Offering and Redemption Price Per Share	$10.30
CLASS P:
Net Assets	$103
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$10.29
CLASS H:
Net Assets	$675
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	65,608
Net Asset Value, Redemption Price Per Share	$10.28
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.51
Maximum Offering Price Per Share	$10.79
CLASS L:
Net Assets	$337
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	32,867
Net Asset Value, Offering and Redemption Price Per Share	$10.26

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Multi-Asset Portfolio

Statement of Operations	Period from June 22, 2012^ to December 31, 2012 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$57
Dividends from Securities of Affiliated Issuers	13
Dividends from Securities of Unaffiliated Issuers	8
Total Investment Income	78
Expenses:
Advisory Fees (Note B)	92
Offering Costs	62
Professional Fees	49
Transfer Agency Fees (Note E)	20
Custodian Fees (Note F)	14
Administration Fees (Note C)	9
Shareholder Reporting Fees	8
Pricing Fees	2
Distribution and Shareholder Services Fees — Class P (Note D)	— @
Distribution and Shareholder Services Fees — Class H (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	1
Registration Fees	1
Directors' Fees and Expenses	1
Other Expenses	4
Total Expenses	263
Waiver of Advisory Fees (Note B)	(92)
Expenses Reimbursed by Adviser (Note B)	(50)
Rebate from Morgan Stanley Affiliate (Note G)	(9)
Expense Offset (Note F)	(— @)
Net Expenses	112
Net Investment Loss	(34)
Realized Gain (Loss):
Investments Sold	443
Foreign Currency Exchange Contracts	(327)
Foreign Currency Transactions	(27)
Futures Contracts	1,278
Swap Agreements	(832)
Net Realized Gain	535
Change in Unrealized Appreciation (Depreciation):
Investments	371
Investments in Affiliates	30
Foreign Currency Exchange Contracts	8
Foreign Currency Translations	— @
Futures Contracts	151
Swap Agreements	(147)
Net Change in Unrealized Appreciation (Depreciation)	413
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	948
Net Increase in Net Assets Resulting from Operations	$914

^  Commencement of operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Multi-Asset Portfolio

Statements of Changes in Net Assets	Period from June 22, 2012^ to December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(34)
Net Realized Gain	535
Net Change in Unrealized Appreciation (Depreciation)	413
Net Increase in Net Assets Resulting from Operations	914
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(298)
Class P:
Net Realized Gain	(2)
Class H:
Net Realized Gain	(5)
Class L:
Net Realized Gain	(5)
Total Distributions	(310)
Capital Share Transactions:(1)
Class I:
Subscribed	19,830
Distributions Reinvested	77
Redeemed	(1)
Class P:
Subscribed	100
Class H:
Subscribed	665
Distributions Reinvested	4
Class L:
Subscribed	329
Distributions Reinvested	3
Net Increase in Net Assets Resulting from Capital Share Transactions	21,007
Total Increase in Net Assets	21,611
Net Assets:
Beginning of Period	—
End of Period (Including Undistributed Net Investment Income of $55)	$21,611
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,982
Shares Issued on Distributions Reinvested	8
Shares Redeemed	(— @@)
Net Increase in Class I Shares Outstanding	1,990
Class P:
Shares Subscribed	10
Class H:
Shares Subscribed	66
Shares Issued on Distributions Reinvested	— @@
Net Increase in Class H Shares Outstanding	66
Class L:
Shares Subscribed	33
Shares Issued on Distributions Reinvested	— @@
Net Increase in Class L Shares Outstanding	33

^  Commencement of operations.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Multi-Asset Portfolio

	Class I
Selected Per Share Data and Ratios	Period from June 22, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)
Net Realized and Unrealized Gain	0.47
Total from Investment Operations	0.45
Distributions from and/or in Excess of:
Net Realized Gain	(0.15)
Net Asset Value, End of Period	$10.30
Total Return++	4.53	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$20,496
Ratio of Expenses to Average Net Assets (1)	1.01	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.30	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.09	%*
Portfolio Turnover Rate	167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.41	%*
Net Investment Loss to Average Net Assets	(1.70	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Multi-Asset Portfolio

	Class P
Selected Per Share Data and Ratios	Period from June 22, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)
Net Realized and Unrealized Gain	0.47
Total from Investment Operations	0.44
Distributions from and/or in Excess of:
Net Realized Gain	(0.15)
Net Asset Value, End of Period	$10.29
Total Return++	4.43	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$103
Ratio of Expenses to Average Net Assets (1)	1.26	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.55	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.09	%*
Portfolio Turnover Rate	167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.66	%*
Net Investment Loss to Average Net Assets	(1.95	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Multi-Asset Portfolio

	Class H
Selected Per Share Data and Ratios	Period from June 22, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)
Net Realized and Unrealized Gain	0.46
Total from Investment Operations	0.43
Distributions from and/or in Excess of:
Net Realized Gain	(0.15)
Net Asset Value, End of Period	$10.28
Total Return++	4.33	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$675
Ratio of Expenses to Average Net Assets (1)	1.26	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.55	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.09	%*
Portfolio Turnover Rate	167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.66	%*
Net Investment Loss to Average Net Assets	(1.95	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Multi-Asset Portfolio

	Class L
Selected Per Share Data and Ratios	Period from June 22, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.06)
Net Realized and Unrealized Gain	0.47
Total from Investment Operations	0.41
Distributions from and/or in Excess of:
Net Realized Gain	(0.15)
Net Asset Value, End of Period	$10.26
Total Return++	4.13	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$337
Ratio of Expenses Average Net Assets (1)	1.76	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.05	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.09	%*
Portfolio Turnover Rate	167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.16	%*
Net Investment Loss to Average Net Assets	(2.45	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Multi-Asset Portfolio. The Portfolio seeks total return by investing primarily in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc.

(the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$1,801	$—	$—	$1,801
Diversified Financial Services	1,182	—	—	1,182
Total Common Stocks	2,983	—	—	2,983
Fixed Income Security — Sovereign	—	3,924	—	3,924
Short-Term Investments
Investment Company	13,182	—	—	13,182
U.S. Treasury Securities	—	535	—	535
Total Short-Term Investments	13,182	535	—	13,717
Foreign Currency Exchange Contracts	—	66	—	66
Futures Contracts	293	—	—	293
Total Assets	16,458	4,525	—	20,983
Liabilities:
Foreign Currency Exchange Contracts	—	(58)	—	(58)
Futures Contracts	(142)	—	—	(142)
Total Return Swap Agreements	—	(147)	—	(147)
Total Liabilities	(142)	(205)	—	(347)
Total	$16,316	$4,320	$—	$20,636

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps: An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of FASB ASC 210 "Balance Sheet" ("ASC 210"). Offsetting of Amounts Related to Certain Contracts, an interpretation of ASC 210-20, are included within "Unrealized Appreciation (Depreciation) on Swap Agreements" in the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements in the Statement of Operations.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2012.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Appreciation on Foreign Currency Exchange Contracts	Currency Risk	$66
Futures Contracts	Variation Margin	Equity Risk	293	(a)
Total			$359
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Depreciation on Foreign Currency Exchange Contracts	Currency Risk	$(58)
Futures Contracts (a)	Variation Margin	Equity Risk	(118)
Futures Contracts (a)	Variation Margin	Interest Rate Risk	(24)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(147)
Total			$(347)

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the period ended December 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(327)
Interest Rate Risk	Futures Contracts	18
Commodity Risk	Futures Contracts	(33)
Equity Risk	Futures Contracts	1,293
Equity Risk	Swap Agreements	(832)
	Total	$119
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$8
Interest Rate Risk	Futures Contracts	(24)
Equity Risk	Futures Contracts	175
Equity Risk	Swap Agreements	(147)
	Total	$12

For the period ended December 31, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $14,799,000, the average monthly original value of futures contracts was approximately $18,307,000 and the average monthly notional amount of swap agreements was approximately $7,303,000.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses)

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.85%	0.80%	0.75%

For the period ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.10% for Class I shares, 1.35% for Class P shares, 1.35% for Class H shares and 1.85% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the period ended December 31, 2012, approximately $142,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust

Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $16,944,000 and $10,374,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended December 31, 2012, advisory fees paid were reduced by approximately $9,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$—	$31,452	$18,270	$13	$13,182

For the period ended December 31, 2012, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)		Value December 31, 2012 (000)
$—	$365	$—	$—	$—	@	$395

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 was as follows:

2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)
$310	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap income reclass and a net operating loss, resulted in the following

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in-Capital (000)
$89	($89)	$—

At December 31, 2012, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2012, the aggregate cost for federal income tax purposes is $20,223,000. The aggregate gross unrealized appreciation is $514,000 and the aggregate gross unrealized depreciation is $113,000, resulting in net unrealized appreciation of $401,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2012, the Portfolio deferred to January 1, 2013 for U.S. Federal income tax purposes the following losses:

Specified Ordinary Losses (000)	Capital Losses (000)
$45	$—

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 25.5%, 15.3% and 62.1%, for Class I, Class H and Class L shares, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Multi Asset Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi Asset Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations, changes in net assets and the financial highlights for the period from June 22, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multi Asset Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period from June 22, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earning for the taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $4,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIMAANN
IU13-00384P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Global Real Estate Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Real Estate Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class I	$1,000.00	$1,126.50	$1,020.01	$5.45	$5.18	1.02%
Global Real Estate Portfolio Class P	1,000.00	1,126.00	1,018.75	6.79	6.44	1.27
Global Real Estate Portfolio Class H	1,000.00	1,126.10	1,018.75	6.79	6.44	1.27
Global Real Estate Portfolio Class L	1,000.00	1,123.30	1,016.24	9.45	8.97	1.77

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Global Real Estate Portfolio

The Global Real Estate Portfolio (the "Portfolio") seeks to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies, real estate investment trusts and similar entities established outside the U.S. (foreign real estate companies).

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 30.19%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 28.38%, and outperformed the Morgan Stanley Capital International (MSCI) World Index, which returned 15.83%. Please keep in mind that high double-digit returns are highly unusual and can not be sustained.

Factors Affecting Performance

•  The global real estate securities market gained 28.38% in the 12-month period ending December 31, 2012, as measured by the Index. Each of the major regions experienced strong gains and outperformed the broader equity markets. Real estate share prices have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrated the acceptance of low expected returns. Share prices also fluctuated alongside the "risk-on/risk-off" gyrations of the equity markets driven by concerns and developments related to the European sovereign debt crisis, global economic slowdown and continuation/acceleration of stimulative government policy responses.

•  Performance within the Asian and European regional portfolios contributed to performance, while the U.S. regional portfolio was neutral. Top-down global allocation contributed due to the overweight to Asia and underweight to the U.S. Cash held in the Portfolio detracted. In Asia, the Portfolio benefited from stock selection in Japan and Hong Kong; this was partially offset by the underweight to Singapore, which detracted. In Europe, the Portfolio benefited from stock selection within and the overweight to the U.K. and stock selection in the Netherlands; this was partially offset by the negative impact of stock selection in

Germany. In the U.S., the Portfolio benefited from the overweight to the diversified sector, the underweight to the specialty office sector, and stock selection in the hotel sector; while stock selection in the health care sector and the overweight to the apartment sector detracted.

Management Strategies

•  The Portfolio is comprised of three regional portfolios with a global allocation, which weights each of the three major regions (U.S., Europe and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while striving to maintain portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ending December 31, 2012, the Portfolio was overweight in the Asian listed property sector, modestly underweight in the European listed property sector and underweight in the U.S. listed property sector.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. We continued to believe that the Hong Kong REOCs trade at the widest discounts to NAV on a global basis. The discounted valuations were further accentuated as the Hong Kong REOCs maintained very modest leverage levels. Following significant share price gains, we believe that current share prices still reflect a significant decline in rents and capital values for commercial assets and weaker selling prices and volumes for residential developments. Following significant share price gains, the Japan REOCs traded at modest discounts to NAV and continued to offer attractive value versus the Japan REITs. Share prices for the Japanese REOCs appeared to benefit from a significant improvement in sentiment towards stocks due to expectations for monetary easing, with property values viewed as a key beneficiary of such action. It is also notable that current NAVs appear to be based on cash flows that are at cyclical lows. We continue to maintain a preference for the major

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

REOCs with predominant exposure to prime assets given relatively more stable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which maintain predominant exposure to secondary assets, which have weaker underlying property fundamentals. The Portfolio was underweight in the Australian REIT sector and Singapore on relative valuation.

•  In Europe, the Portfolio was overweight in the U.K. and underweight in the Continent. Valuations on the Continent ended the period trading at a modest premium to reported NAVs. On the Continent, the average overall premium was the result of premium valuations for the German residential sector and one large retail owner, and discounts for most other companies. Valuations in the U.K. ended the period trading at a discount to reported NAVs, which still reflected substantial value declines from the peak, especially for retail properties, with smaller declines from the peak for London office assets. In addition, the U.K. companies had more defensive balance sheets with less refinancing risk, lower leverage ratios and longer average debt maturities than companies on the Continent. Finally, the U.K. continued to have a better macroeconomic outlook than the euro zone. As a result, we believe the valuations for the U.K. companies are more attractive both on an absolute basis and also relative to the prevailing valuations on the Continent.

•  The Portfolio was underweight in the U.S., which traded at a premium to NAVs, assuming asset values for high quality assets were just modestly below peak levels achieved in 2007. Within the U.S., the Portfolio was overweight to a group of companies that are focused in the ownership of upscale urban hotels, apartments, central business district office properties and high productivity malls, and underweight to companies concentrated in the ownership of health care, specialty office, self storage and industrial assets.

•  Generally, investment values for core real estate assets improved due to investors' broadening acceptance of lower expected returns from real estate in today's low return environment, despite a largely muted outlook for operating fundamentals.

We believe the outlook for operating fundamentals is for a slow recovery as economic growth appears to remain subdued and real estate is a lagging participant in economic trends. Most Western markets (and Japan) have been slowly recovering (or bottoming) from significant declines in rents and occupancies, but there are concerns regarding the pace of recovery due to economic weakness and renewed risk of recession (particularly in Europe). There were pockets of strength, primarily by shorter lease term sectors in the U.S. (apartment, hotel and storage), and high-end malls in the U.S. continued to feature the strongest operating results among the commercial sectors. In addition, key Asian markets (Hong Kong and Singapore) featured low vacancy levels and landlords were experiencing increased rents on tenant expirations.

•  We continue to maintain strong conviction to our value-oriented, bottom-up driven investment strategy, which is focused on investing in stocks that offer exposure to the direct property markets at the best relative valuations.

*  Minimum Investment for Class I shares

**  Commenced Operations on August 30, 2006.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors(1), the Morgan Stanley Capital International (MSCI) World Index(2) and the Lipper Global Real Estate Funds Average(3)

	Period Ended December 31, 2012
	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	30.19%	1.86%	—	2.70%
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	28.38	0.71	—	1.88
MSCI World Index	15.83	-1.18	—	1.90
Lipper Global Real Estate Funds Average	28.09	1.15	—	0.89
Portfolio — Class P Shares w/o sales charges(5)	29.93	1.60	—	2.43
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	28.38	0.71	—	1.88
MSCI World Index	15.83	-1.18	—	1.90
Lipper Global Real Estate Funds Average	28.09	1.15	—	0.89
Portfolio — Class H Shares w/o sales charges(6)	29.82	—	—	1.69
Portfolio — Class H Shares with maximum 4.75% sales charges(6)	23.73	—	—	0.70
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	28.38	—	—	0.77
MSCI World Index	15.83	—	—	-1.05
Lipper Global Real Estate Funds Average	28.09	—	—	1.68
Portfolio — Class L Shares w/o sales charges(7)	29.26	—	—	2.39
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	28.38	—	—	2.41
MSCI World Index	15.83	—	—	0.16
Lipper Global Real Estate Funds Average	28.09	—	—	4.22

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to US investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced offering on January 2. 2008.

(7)  Commenced offering on June 16, 2008.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	37.5%
Retail	24.0
Other*	17.0
Office	11.8
Residential	9.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.9%)
Australia (8.5%)
Centro Retail Australia REIT	3,603,362	$8,531
CFS Retail Property Trust Group REIT	2,974,748	5,961
Commonwealth Property Office Fund REIT	5,523,396	5,905
Dexus Property Group REIT	13,545,003	14,362
Goodman Group REIT	2,568,581	11,685
GPT Group REIT	5,016,073	19,383
Investa Office Fund REIT	870,574	2,714
Mirvac Group REIT	7,918,984	12,340
Stockland REIT	3,680,551	13,569
Westfield Group REIT	5,384,151	59,411
Westfield Retail Trust REIT	7,118,411	22,404
		176,265
Austria (0.1%)
Atrium European Real Estate Ltd.	476,022	2,797
Conwert Immobilien Invest SE	34,366	444
		3,241
Belgium (0.1%)
Befimmo SCA Sicafi REIT	11,447	739
Cofinimmo REIT	10,238	1,212
		1,951
Brazil (0.5%)
BR Malls Participacoes SA	10,680	141
BR Properties SA	184,900	2,302
Iguatemi Empresa de Shopping Centers SA	301,200	4,021
PDG Realty SA Empreendimentos e Participacoes	1,873,900	3,098
		9,562
Canada (2.2%)
Boardwalk REIT	147,780	9,587
Brookfield Canada Office Properties REIT	77,150	2,270
Calloway REIT	126,611	3,685
Canadian Apartment Properties REIT	47,451	1,188
Crombie Real Estate Investment Trust REIT	165,060	2,449
Extendicare Inc/US	194,440	1,496
First Capital Realty, Inc.	85,000	1,608
Primaris Retail Real Estate Investment Trust REIT	57,178	1,546
RioCan REIT	761,643	21,103
		44,932
China (1.9%)
Agile Property Holdings Ltd. (a)	8,486,000	12,148
China Overseas Grand Oceans Group Ltd. (a)	3,190,000	3,887
China Resources Land Ltd. (a)	1,699,000	4,672
Country Garden Holdings Co., Ltd. (a)(b)	20,817,328	11,140
Guangzhou R&F Properties Co., Ltd. H Shares (a)	1,734,800	2,930
Shimao Property Holdings Ltd. (a)	2,318,500	4,458
		39,235
	Shares	Value (000)
Finland (0.2%)
Citycon Oyj	251,881	$856
Sponda Oyj	680,767	3,248
		4,104
France (3.7%)
Altarea REIT	10,435	1,612
Fonciere Des Regions REIT	33,268	2,788
Gecina SA REIT	47,363	5,286
ICADE REIT	65,569	5,882
Klepierre REIT	172,519	6,954
Mercialys SA REIT	283,842	6,452
Societe de la Tour Eiffel REIT	20,101	1,184
Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	21,429	2,354
Unibail-Rodamco SE REIT	176,894	43,305
		75,817
Germany (0.5%)
Alstria Office AG REIT	353,823	4,332
Deutsche Euroshop AG	70,824	2,957
GSW Immobilien AG	34,156	1,444
Prime Office AG REIT	368,694	1,574
		10,307
Hong Kong (15.8%)
Hang Lung Properties Ltd.	2,983,000	11,960
Henderson Land Development Co., Ltd.	2,185,657	15,569
Hongkong Land Holdings Ltd.	8,063,000	56,706
Hysan Development Co., Ltd.	4,278,014	20,689
Kerry Properties Ltd.	4,541,720	23,722
Link REIT (The)	3,280,000	16,405
New World Development Co., Ltd.	8,230,592	12,917
Sino Land Co., Ltd.	9,392,116	17,010
Sun Hung Kai Properties Ltd.	8,030,680	121,208
Swire Properties Ltd.	4,503,200	15,144
Wharf Holdings Ltd.	2,010,763	15,910
		327,240
India (0.1%)
Religare Health Trust (Units) (b)(c)	2,242,000	1,631
Italy (0.2%)
Beni Stabili SpA	5,808,846	3,432
Japan (10.5%)
Activia Properties, Inc. REIT	211	1,320
Daiwa House Investment Corp. REIT (b)	174	1,103
GLP J-REIT (b)	7,157	5,469
Japan Logistics Fund, Inc. REIT	42	365
Japan Real Estate Investment Corp. REIT	1,157	11,349
Japan Retail Fund Investment Corp. REIT	394	723
Mitsubishi Estate Co., Ltd.	3,290,000	78,652
Mitsui Fudosan Co., Ltd.	2,406,000	58,781
Nippon Building Fund, Inc. REIT	1,002	10,331
NTT Urban Development Corp.	1,790	1,729
Sumitomo Realty & Development Co., Ltd.	1,375,000	45,687

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Japan (cont'd)
Tokyo Tatemono Co., Ltd.	269,000	$1,381
United Urban Investment Corp. REIT	1,123	1,287
		218,177
Malta (0.0%)
BGP Holdings PLC (b)(d)(e)	12,867,024	—
Netherlands (0.6%)
Corio N.V. REIT	147,060	6,690
Eurocommercial Properties N.V. CVA REIT	77,580	3,096
Vastned Retail N.V. REIT	27,366	1,188
Wereldhave N.V. REIT	18,650	1,202
		12,176
Norway (0.1%)
Norwegian Property ASA	2,128,859	3,279
Singapore (3.5%)
CapitaCommercial Trust REIT	4,156,000	5,745
CapitaLand Ltd.	6,794,000	20,843
CapitaMall Trust REIT	4,823,000	8,451
CapitaMalls Asia Ltd.	3,181,000	5,117
City Developments Ltd.	500,000	5,333
Global Logistic Properties Ltd.	5,633,000	12,952
Keppel Land Ltd.	510,000	1,705
Mapletree Commercial Trust REIT	2,423,000	2,421
Suntec REIT	3,267,000	4,503
UOL Group Ltd.	948,000	4,679
		71,749
Sweden (0.7%)
Atrium Ljungberg AB, Class B	214,708	2,856
Castellum AB	314,268	4,468
Hufvudstaden AB, Class A	643,513	8,162
		15,486
Switzerland (1.1%)
Mobimo Holding AG (Registered) (b)	6,909	1,655
PSP Swiss Property AG (Registered) (b)	163,869	15,552
Swiss Prime Site AG (Registered) (b)	57,538	4,815
		22,022
United Kingdom (6.0%)
Big Yellow Group PLC REIT	443,887	2,550
British Land Co., PLC REIT	2,000,160	18,595
Capital & Counties Properties PLC	923,826	3,641
Capital & Regional PLC (b)	4,383,368	2,011
Capital Shopping Centres Group PLC REIT	1,095,323	6,163
Derwent London PLC REIT	168,925	5,808
Grainger PLC	1,777,039	3,436
Great Portland Estates PLC REIT	754,960	6,032
Hammerson PLC REIT	2,099,838	16,919
Land Securities Group PLC REIT	1,780,818	24,076
LXB Retail Properties PLC (b)	3,749,232	7,147
Metric Property Investments PLC REIT	1,861,365	3,064
Quintain Estates & Development PLC (b)	3,737,862	3,178
Safestore Holdings PLC	2,714,749	4,779
	Shares	Value (000)
Segro PLC REIT	1,298,271	$5,323
Shaftesbury PLC REIT	289,225	2,693
ST Modwen Properties PLC	1,052,563	3,963
Unite Group PLC	1,261,040	5,669
		125,047
United States (42.6%)
Acadia Realty Trust REIT	167,081	4,190
Alexandria Real Estate Equities, Inc. REIT	45,610	3,162
Apartment Investment & Management Co., Class A REIT	371,038	10,040
Ashford Hospitality Trust, Inc. REIT	341,170	3,586
Assisted Living Concepts, Inc., Class A	238,038	2,321
AvalonBay Communities, Inc. REIT	228,970	31,046
Boston Properties, Inc. REIT	351,265	37,167
BRE Properties, Inc. REIT	141,750	7,205
Brookfield Office Properties, Inc.	902,726	15,355
Cabot Industrial Value Fund III, LP REIT (b)(d)(e)(f)	10,926	5,860
Camden Property Trust REIT	262,080	17,877
Corporate Office Properties Trust REIT	40,800	1,019
Cousins Properties, Inc. REIT	849,525	7,094
DCT Industrial Trust, Inc. REIT	1,446,430	9,387
Digital Realty Trust, Inc. REIT	196,150	13,317
Duke Realty Corp. REIT	559,510	7,760
Equity Lifestyle Properties, Inc. REIT	245,537	16,522
Equity Residential REIT	1,460,051	82,741
Essex Property Trust, Inc. REIT	23,270	3,413
Exeter Industrial Value Fund, LP REIT (b)(d)(e)(f)	1,860,000	1,767
Federal Realty Investment Trust REIT	79,104	8,228
Forest City Enterprises, Inc., Class A (b)	1,841,452	29,739
General Growth Properties, Inc. REIT	1,329,898	26,399
HCP, Inc. REIT	1,029,712	46,522
Healthcare Realty Trust, Inc. REIT	745,667	17,904
Host Hotels & Resorts, Inc. REIT	3,289,712	51,550
Hudson Pacific Properties, Inc. REIT	241,460	5,085
KTR Industrial Fund II, LP REIT (b)(d)(e)(f)	4,518,750	6,118
Lexington Realty Trust REIT	28,120	294
Macerich Co. (The) REIT	384,242	22,401
Mack-Cali Realty Corp. REIT	747,068	19,506
ProLogis, Inc. REIT	468,585	17,099
PS Business Parks, Inc. REIT	51,153	3,324
Public Storage REIT	232,865	33,756
Regency Centers Corp. REIT	768,311	36,203
Retail Opportunity Investments Corp. REIT	116,288	1,496
Senior Housing Properties Trust REIT	1,041,882	24,630
Simon Property Group, Inc. REIT	767,144	121,278
SL Green Realty Corp. REIT	114,230	8,756
Sovran Self Storage, Inc. REIT	6,569	408
Starwood Hotels & Resorts Worldwide, Inc.	715,558	41,044
Starwood Property Trust, Inc. REIT	136,245	3,128
UDR, Inc. REIT	320,780	7,628
Ventas, Inc. REIT	117,940	7,633

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United States (cont'd)
Vornado Realty Trust REIT	731,541	$58,582
Winthrop Realty Trust REIT	205,450	2,270
		881,810
Total Common Stocks (Cost $1,856,089)		2,047,463
Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $18,791)	18,790,879	18,791
Total Investments (99.8%) (Cost $1,874,880) (g)		2,066,254
Other Assets in Excess of Liabilities (0.2%)		4,638
Net Assets (100.0%)		$2,070,892

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(d)  At December 31, 2012, the Portfolio held fair valued securities valued at approximately $13,745,000, representing 0.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Security has been deemed illiquid at December 31, 2012.

(f)  Restricted security valued at fair value and not registered under the Securities Act of 1933, Cabot Industrial Value Fund III, LP was acquired between 12/08 - 6/12 and has a current cost basis of approximately $4,580,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $1,860,000. KTR Industrial Fund II, LP was acquired between 1/09 - 5/12 and has a current cost basis of $4,519,000. At December 31, 2012, these securities had an aggregate market value of approximately $10,672,000 representing 0.7% of net assets.

(g)  The approximate fair value and percentage of net assets, $1,114,154,000 and 53.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,856,089)	$2,047,463
Investment in Security of Affiliated Issuer, at Value (Cost $18,791)	18,791
Total Investments in Securities, at Value (Cost $1,874,880)	2,066,254
Foreign Currency, at Value (Cost $5,479)	5,511
Dividends Receivable	4,923
Receivable for Investments Sold	4,247
Receivable for Portfolio Shares Sold	3,194
Tax Reclaim Receivable	82
Receivable from Affiliate	1
Other Assets	18
Total Assets	2,084,230
Liabilities:
Payable for Portfolio Shares Redeemed	5,817
Payable for Advisory Fees	4,225
Payable for Investments Purchased	2,215
Payable for Sub Transfer Agency Fees	643
Payable for Administration Fees	138
Payable for Custodian Fees	84
Payable for Distribution and Shareholder Services Fees — Class P	36
Payable for Distribution and Shareholder Services Fees — Class H	2
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Professional Fees	24
Payable for Transfer Agent Fees	3
Other Liabilities	147
Total Liabilities	13,338
Net Assets	$2,070,892
Net Assets Consist Of:
Paid-in-Capital	$2,072,641
Distributions in Excess of Net Investment Income	(28,300)
Accumulated Net Realized Loss	(164,849)
Unrealized Appreciation (Depreciation) on:
Investments	191,374
Foreign Currency Translations	26
Net Assets	$2,070,892
CLASS I:
Net Assets	$1,880,999
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	192,532,425
Net Asset Value, Offering and Redemption Price Per Share	$9.77
CLASS P:
Net Assets	$171,413
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	17,633,611
Net Asset Value, Offering and Redemption Price Per Share	$9.72
CLASS H:
Net Assets	$11,430
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,178,270
Net Asset Value, Redemption Price Per Share	$9.70
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.48
Maximum Offering Price Per Share	$10.18
CLASS L:
Net Assets	$7,050
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	735,149
Net Asset Value, Offering and Redemption Price Per Share	$9.59

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,327 of Foreign Taxes Withheld)	$52,868
Dividends from Security of Affiliated Issuer	51
Interest from Securities of Unaffiliated Issuers	1
Total Investment Income	52,920
Expenses:
Advisory Fees (Note B)	15,270
Administration Fees (Note C)	1,437
Sub Transfer Agency Fees	823
Distribution and Shareholder Services Fees — Class P (Note D)	367
Distribution and Shareholder Services Fees — Class H (Note D)	26
Distribution and Shareholder Services Fees — Class L (Note D)	51
Custodian Fees (Note F)	308
Shareholder Reporting Fees	202
Registration Fees	125
Professional Fees	78
Transfer Agency Fees (Note E)	45
Directors' Fees and Expenses	42
Pricing Fees	13
Other Expenses	49
Total Expenses	18,836
Rebate from Morgan Stanley Affiliate (Note G)	(65)
Expense Offset (Note F)	(—	@)
Net Expenses	18,771
Net Investment Income	34,149
Realized Gain:
Investments Sold	59,362
Foreign Currency Transactions	324
Net Realized Gain	59,686
Change in Unrealized Appreciation (Depreciation):
Investments	370,484
Foreign Currency Translations	123
Net Change in Unrealized Appreciation (Depreciation)	370,607
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	430,293
Net Increase in Net Assets Resulting from Operations	$464,442

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$34,149	$24,068
Net Realized Gain	59,686	101,786
Net Change in Unrealized Appreciation (Depreciation)	370,607	(268,351)
Net Increase (Decrease) in Net Assets Resulting from Operations	464,442	(142,497)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(63,536)	(26,117)
Class P:
Net Investment Income	(5,488)	(2,381)
Class H:
Net Investment Income	(360)	(167)
Class L:
Net Investment Income	(191)	(91)
Total Distributions	(69,575)	(28,756)
Capital Share Transactions:(1)
Class I:
Subscribed	384,506	733,537
Distributions Reinvested	57,311	23,292
Redeemed	(257,050)	(484,561)
Class P:
Subscribed	51,311	108,062
Distributions Reinvested	5,339	2,379
Redeemed	(48,055)	(29,195)
Class H:
Subscribed	511	3,323
Distributions Reinvested	360	165
Redeemed	(1,041)	(4,559)
Class L:
Subscribed	284	3,627
Distributions Reinvested	167	83
Redeemed	(1,388)	(1,247)
Net Increase in Net Assets Resulting from Capital Share Transactions	192,255	354,906
Total Increase in Net Assets	587,122	183,653
Net Assets:
Beginning of Period	1,483,770	1,300,117
End of Period (Including Distributions in Excess of Net Investment Income of $(28,300) and $(5,172))	$2,070,892	$1,483,770
(1) Capital Share Transactions:
Class I:
Shares Subscribed	42,933	86,151
Shares Issued on Distributions Reinvested	6,001	2,992
Shares Redeemed	(28,625)	(55,407)
Net Increase in Class I Shares Outstanding	20,309	33,736
Class P:
Shares Subscribed	5,717	12,360
Shares Issued on Distributions Reinvested	561	306
Shares Redeemed	(5,487)	(3,577)
Net Increase in Class P Shares Outstanding	791	9,089
Class H:
Shares Subscribed	59	385
Shares Issued on Distributions Reinvested	38	21
Shares Redeemed	(118)	(512)
Net Decrease in Class H Shares Outstanding	(21)	(106)
Class L:
Shares Subscribed	30	408
Shares Issued on Distributions Reinvested	18	11
Shares Redeemed	(154)	(163)
Net Increase (Decrease) in Class L Shares Outstanding	(106)	256

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$7.77		$8.78		$7.47		$5.49		$10.04
Income (Loss) from Investment Operations:
Net Investment Income†	0.17		0.14		0.19		0.14		0.16
Net Realized and Unrealized Gain (Loss)	2.17		(0.99)		1.31		2.11		(4.67)
Total from Investment Operations	2.34		(0.85)		1.50		2.25		(4.51)
Distributions from and/or in Excess of:
Net Investment Income	(0.34)		(0.16)		(0.19)		(0.27)		(0.02)
Net Realized Gain	—		—		—		—		(0.02)
Total Distributions	(0.34)		(0.16)		(0.19)		(0.27)		(0.04)
Redemption Fees	—		—		—		0.00	‡	0.00 ‡
Net Asset Value, End of Period	$9.77		$7.77		$8.78		$7.47		$5.49
Total Return++	30.19%		(9.67)%		20.22%		41.04%		(45.00)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,880,999		$1,337,853		$1,215,881		$638,744		$473,459
Ratio of Expenses to Average Net Assets (1)	1.02	%+††	1.04	%+††	1.01	%+††	1.01	%+	1.05%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.01	%+††	1.01	%+	1.04%+
Ratio of Net Investment Income to Average Net Assets (1)	2.42	%+††	2.12	%+††	2.43	%+††	2.31	%+	1.92%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§	0.00%§
Portfolio Turnover Rate	29%		28%		18%		59%		40%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.04%		N/A		N/A		N/A
Net Investment Income to Average Net Assets	N/A		2.12%		N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$7.73		$8.74		$7.44		$5.47		$10.02
Income (Loss) from Investment Operations:
Net Investment Income†	0.15		0.12		0.17		0.13		0.16
Net Realized and Unrealized Gain (Loss)	2.16		(0.98)		1.30		2.09		(4.68)
Total from Investment Operations	2.31		(0.86)		1.47		2.22		(4.52)
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.15)		(0.17)		(0.25)		(0.01)
Net Realized Gain	—		—		—		—		(0.02)
Total Distributions	(0.32)		(0.15)		(0.17)		(0.25)		(0.03)
Redemption Fees	—		—		—		0.00	‡	0.00	‡
Net Asset Value, End of Period	$9.72		$7.73		$8.74		$7.44		$5.47
Total Return++	29.93%		(9.91)%		19.90%		40.66%		(45.15)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$171,413		$130,244		$67,812		$52,663		$44,555
Ratio of Expenses to Average Net Assets (1)	1.27	%+††	1.29	%+††	1.26	%+††	1.26	%+	1.30	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.26	%+††	1.26	%+	1.29	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.17	%+††	1.87	%+††	2.18	%+††	2.08	%+	2.32	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§
Portfolio Turnover Rate	29%		28%		18%		59%		40%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.29%		N/A		N/A		1.32	%+
Net Investment Income to Average Net Assets	N/A		1.87%		N/A		N/A		2.30	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Real Estate Portfolio

	Class H
	Year Ended December 31,								Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$7.72		$8.72		$7.43		$5.47		$9.95
Income (Loss) from Investment Operations:
Net Investment Income†	0.15		0.12		0.18		0.13		0.11
Net Realized and Unrealized Gain (Loss)	2.15		(0.98)		1.29		2.08		(4.57)
Total from Investment Operations	2.30		(0.86)		1.47		2.21		(4.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.14)		(0.18)		(0.25)		—
Net Realized Gain	—		—		—		—		(0.02)
Total Distributions	(0.32)		(0.14)		(0.18)		(0.25)		(0.02)
Redemption Fees	—		—		—		0.00	‡	—
Net Asset Value, End of Period	$9.70		$7.72		$8.72		$7.43		$5.47
Total Return++	29.82%		(9.90)%		19.96%		40.59%		(44.88	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,430		$9,255		$11,381		$607		$391
Ratio of Expenses to Average Net Assets (1)	1.27	%+††	1.29	%+††	1.26	%+††	1.26	%+	1.70	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.26	%+††	1.26	%+	1.29	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.17	%+††	1.87	%+††	2.18	%+††	2.03	%+	1.42	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	29%		28%		18%		59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	N/A		1.29%		N/A		N/A		1.70	%+*
Net Investment Income to Average Net Assets	N/A		1.87%		N/A		N/A		1.42	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,								Period from June 16, 2008^ to December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$7.63		$8.62		$7.35		$5.43		$9.46
Income (Loss) from Investment Operations:
Net Investment Income†	0.10		0.07		0.13		0.08		0.04
Net Realized and Unrealized Gain (Loss)	2.13		(0.96)		1.28		2.08		(4.05)
Total from Investment Operations	2.23		(0.89)		1.41		2.16		(4.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.10)		(0.14)		(0.24)		—
Net Realized Gain	—		—		—		—		(0.02)
Total Distributions	(0.27)		(0.10)		(0.14)		(0.24)		(0.02)
Redemption Fees	—		—		—		0.00	‡	—
Net Asset Value, End of Period	$9.59		$7.63		$8.62		$7.35		$5.43
Total Return++	29.26%		(10.33)%		19.26%		39.91%		(42.45	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,050		$6,418		$5,043		$1,603		$261
Ratio of Expenses Average Net Assets (1)	1.77	%+††	1.79	%+††	1.76	%+††	1.76	%+	1.81	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.76	%+††	1.76	%+	1.80	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.67	%+††	1.37	%+††	1.68	%+††	1.23	%+	1.20	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	29%		28%		18%		59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.79%		N/A		N/A		1.84	%+*
Net Investment Income to Average Net Assets	N/A		1.37%		N/A		N/A		1.17	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside of the U.S. (foreign real estate companies). The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Commercial Financing	$3,128	$—	$—		$3,128
Diversified	112,399	663,128	—	†	775,527
Health Care	100,504	1,631	—		102,135
Industrial	31,955	30,325	13,745		76,025
Lodging/Resorts	96,180	—	—		96,180
Mixed Industrial/Office	11,084	2,302	—		13,386
Office	92,320	151,938	—		244,258
Residential	187,246	13,095	—		200,341
Retail	250,584	244,405	—		494,989
Self Storage	34,164	7,330	—		41,494
Total Common Stocks	919,564	1,114,154	13,745	†	2,047,463
Short-Term Investment — Investment Company	18,791	—	—		18,791
Total Assets	$938,355	$1,114,154	$13,745	†	$2,066,254

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $1,021,557,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)
Beginning Balance	$10,007	†
Purchases	2,457
Sales	(143)
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	1,424
Realized gains (losses)	—
Ending Balance	$13,745	†
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2012	$1,424

†  Includes one or more securities which are valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stocks	$13,745	Adjusted Capital Balance	Underlying Investment Financial Statements

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2012, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and KTR Industrial Fund II LP, the Portfolio has made a subscription commitment of $5,000,000 for which it will receive 5,000,000 shares of common stock. As of December 31, 2012, KTR Industrial Fund II LP has drawn down approximately $4,519,000 which represents 90.4% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2012, Cabot Industrial Value Fund III, LP has drawn down approximately $5,463,000 which represents 72.8% of the commitment.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $2.5 billion	Over $2.5 billion
0.85%	0.80%

For the year ended December 31, 2012, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.85% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.05% for Class I shares, 1.30% for Class P shares, 1.30% for Class H shares and 1.80% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of

0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $694,455,000 and $510,875,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $65,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$45,225	$397,084	$423,518	$51	$18,791

During the year ended December 31, 2012, the Portfolio incurred approximately $17,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred approximately $48,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$69,575	$—	$28,756	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$12,298	$(7,876)	$(4,422)

At December 31, 2012, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2012, the aggregate cost for federal income tax purposes is $1,942,178,000. The aggregate gross unrealized appreciation is $171,024,000 and the aggregate gross unrealized depreciation is $46,948,000 resulting in net unrealized appreciation of $124,076,000.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$84,258	December 31, 2017
41,571	December 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31,2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $46,294,000.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 11.0%, 83.4% and 45.1%, for Class I, Class P and Class H shares, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $4,004,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $1,613,000 and has derived net income from sources within foreign countries amounting to approximately $35,669,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long-Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGREANN
IU13-00352P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

International Equity Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Equity Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

International Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Equity Portfolio Class I	$1,000.00	$1,125.30	$1,020.36	$5.08	$4.82	0.95%
International Equity Portfolio Class P	1,000.00	1,124.40	1,019.10	6.41	6.09	1.20
International Equity Portfolio Class H	1,000.00	1,124.20	1,019.10	6.41	6.09	1.20
International Equity Portfolio Class L	1,000.00	1,121.70	1,016.59	9.07	8.62	1.70

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

International Equity Portfolio

The International Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 19.60%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"), which returned 17.32%.

Factors Affecting Performance

•  Despite the ongoing macro uncertainties, international equity markets delivered strong performances in 2012, with the Index advancing 3.2% in December, returning 6.6% for the fourth quarter and 17.3% for the year.

•  2012 appears to represent policymakers' success over market bears as relative stability in global economic performance led to significant gains in cyclical sectors such as financials (up 33%) and consumer discretionary (up 25%) that had been hammered since 2008. That said, the 15% fall in the oil price over the course of the year suggests that the macro picture is not exactly positive and led to relative weak performance from the energy sector, down 0.2%.

•  For the year as a whole, the Portfolio solidly outperformed the Index, mainly due to strong performance from stock selection in health care as well as from the Portfolio's bias to higher-quality, more resilient companies overall. Stock selection in financials, information technology and materials also added value. In contrast, stock selection in consumer staples and the underweight to financials were the largest detractors from relative performance over the period.

Management Strategies

•  Cyclicals reversed course in 2012, with nearly all cyclical sectors outperforming their defensives counterparts (or more economically sensitive sectors outperforming less economically sensitive sectors) for the year, as relative stability in global economic performance led to significant gains. We believe that quantitative easing (QE) is itself creating some big problems for the market, particularly if it distorts the price of risk. While we believe the main distortion is to bond markets it is clear equity markets are also affected directly through financial company earnings and more indirectly by valuation comparisons with bonds. This has the immediate effect of making equities more vulnerable than they were in 2012.

•  We believe the other concern with QE is an increase in regulations as governments step in to regulate and reorder "offending" industries, leading to more uncertainty for investors. In the financial services industry, the biggest hits to the banking world over the past year have not been from asset write-downs but from regulators' fines. However, across the utility sector, telecoms, media and the mining industry, regulatory intrusions, fines and taxes have also appeared with increasing frequency and impact. We believe that this marks just the beginning of a sea of change against free markets that may create new challenges for equity investors in individual companies.

•  In the meantime, whatever the temporary successes or ultimate catastrophic risks in QE, there remains the unavoidable need for debt to be reduced in the balance sheets of most of the developing world. Just as in Japan, equity investors may likely find that periods of cyclical reprieve are replaced by the longer-term inclination and need to delever. It is this function of the balance sheet recession that means that such cyclical current could be amplified on the downside.

•  In this current environment, we believe only the strongest companies can prosper; those with pricing power, strong profit structures and solid balance sheets. These types of companies are in short supply, and structurally, these companies should command an additional premium for their resilience to an earnings cycle that appears to be topping out for lower quality companies.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	19.60%	-0.96%	8.07%	8.99%
MSCI EAFE Index	17.32	-3.69	8.21	4.19
Lipper International Large-Cap Core Funds Index	18.75	-3.93	7.38	6.29
Portfolio — Class P Shares w/o sales charges(5)	19.31	-1.20	7.80	8.01
MSCI EAFE Index	17.32	-3.69	8.21	4.32
Lipper International Large-Cap Core Funds Index	18.75	-3.93	7.38	5.43
	Period Ended December 31, 2012 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class H Shares w/o sales charges(6)	—	—	—	16.79%
Portfolio — Class H Shares with maximum 4.75% sales charges(6)	—	—	—	11.21
MSCI EAFE Index	—	—	—	19.31
Lipper International Large-Cap Core Funds Index	—	—	—	19.38
Portfolio — Class L Shares w/o sales charges(6)	—	—	—	16.53
MSCI EAFE Index	—	—	—	19.31
Lipper International Large-Cap Core Funds Index	—	—	—	19.38

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	44.2%
Pharmaceuticals	12.1
Food Products	8.7
Tobacco	8.2
Insurance	8.0
Oil, Gas & Consumable Fuels	7.0
Commercial Banks	6.8
Household Products	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (96.7%)
Australia (2.9%)
AMP Ltd.	5,351,233	$27,200
Orica Ltd.	300,924	7,913
Santos Ltd.	4,826,825	56,530
WorleyParsons Ltd.	1,809,704	44,644
		136,287
Canada (1.0%)
Encana Corp. (a)	1,213,916	23,993
Turquoise Hill Resources Ltd. (a)(b)	3,215,073	24,564
		48,557
China (0.5%)
AIA Group Ltd. (c)	6,007,500	23,943
France (7.1%)
BNP Paribas SA	371,832	20,959
France Telecom SA	3,202,419	35,862
Legrand SA	1,807,073	76,271
Sanofi	1,605,234	152,233
Vallourec SA	976,898	50,981
		336,306
Germany (6.8%)
BASF SE	576,660	54,201
Bayer AG (Registered)	1,084,607	102,997
Continental AG	118,002	13,653
Henkel AG & Co., KGaA (Preference)	470,100	38,606
SAP AG	853,850	68,399
Volkswagen AG (Preference)	200,935	45,714
		323,570
Ireland (1.2%)
CRH PLC	2,622,356	54,416
Italy (1.3%)
Eni SpA	2,551,254	62,938
Japan (18.7%)
Asatsu-DK, Inc. (a)	580,485	13,849
Astellas Pharma, Inc.	1,268,900	57,001
Hitachi Ltd.	6,037,000	35,528
Hoya Corp.	1,100,400	21,666
Inpex Corp.	9,081	48,464
Keyence Corp.	248,610	68,614
Kyocera Corp.	511,200	46,356
Lawson, Inc.	731,300	49,709
Mitsubishi Electric Corp.	7,062,000	60,108
Mitsubishi Estate Co., Ltd.	3,339,000	79,823
MS&AD Insurance Group Holdings	1,190,100	23,776
NGK Spark Plug Co., Ltd.	3,926,000	52,174
Nitto Denko Corp.	249,100	12,256
NTT DoCoMo, Inc.	34,479	49,517
Sekisui House Ltd.	4,768,000	52,191
Sumitomo Mitsui Financial Group, Inc.	1,558,351	56,613
Sumitomo Mitsui Trust Holdings, Inc. (a)	14,506,999	50,970
	Shares	Value (000)
Tokyo Electron Ltd.	258,700	$11,904
Toyota Motor Corp.	1,973,400	92,112
		882,631
Netherlands (5.5%)
Akzo Nobel N.V.	588,474	38,832
ArcelorMittal	1,009,749	17,480
Unilever N.V. CVA	5,354,844	202,058
		258,370
Singapore (1.0%)
Singapore Telecommunications Ltd. (a)	16,464,000	44,775
Switzerland (14.2%)
Holcim Ltd. (Registered) (b)	670,642	49,395
Nestle SA (Registered)	3,199,931	208,552
Novartis AG (Registered)	2,235,999	141,564
Roche Holding AG (Genusschein)	584,002	118,976
Swisscom AG (Registered)	55,721	24,032
UBS AG (Registered) (b)	3,875,876	60,953
Zurich Insurance Group AG (b)	260,932	69,771
		673,243
United Kingdom (35.6%)
Admiral Group PLC	2,931,708	56,139
Aggreko PLC	824,611	23,648
BG Group PLC	5,007,444	83,966
BHP Billiton PLC	1,502,870	52,810
BP PLC	8,159,703	56,537
British American Tobacco PLC	3,847,006	194,928
Bunzl PLC	1,411,355	23,044
Diageo PLC	1,127,912	32,836
HSBC Holdings PLC	11,044,966	116,821
Imperial Tobacco Group PLC	5,035,231	194,435
Legal & General Group PLC	8,001,790	19,318
Lloyds Banking Group PLC (b)	27,960,265	22,404
Prudential PLC	6,787,302	94,705
Reckitt Benckiser Group PLC	3,130,256	196,091
Resolution Ltd.	15,525,383	61,976
Rio Tinto PLC	659,544	38,433
Smiths Group PLC	3,478,446	68,467
SSE PLC	3,962,593	91,580
Standard Chartered PLC	2,026,394	51,366
Travis Perkins PLC	1,903,608	33,801
Vodafone Group PLC	30,063,898	75,607
Weir Group PLC (The) (a)	900,824	27,961
WM Morrison Supermarkets PLC	8,330,544	35,631
Xstrata PLC	1,780,817	31,674
		1,684,178
United States (0.9%)
Dr. Pepper Snapple Group, Inc.	921,684	40,720
Total Common Stocks (Cost $4,058,059)		4,569,934

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

International Equity Portfolio

	Shares	Value (000)
Short-Term Investments (4.4%)
Securities held as Collateral on Loaned Securities (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $51,997)	51,996,614	$51,997
Total Securities held as Collateral on Loaned Securities (Cost $51,997)		51,997
Investment Company (3.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $154,196)	154,196,058	154,196
Total Short-Term Investments (Cost $206,193)		206,193
Total Investments (101.1%) (Cost $4,264,252) Including $52,332 of Securities Loaned (d)		4,776,127
Liabilities in Excess of Other Assets (-1.1%)		(50,456)
Net Assets (100.0%)		$4,725,671

(a)  All or a portion of this security was on loan at December 31, 2012.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  The approximate fair value and percentage of net assets, $4,480,657,000 and 94.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

CVA  Certificaten Van Aandelen.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Equity Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $4,058,059)	$4,569,934
Investment in Security of Affiliated Issuer, at Value (Cost $206,193)	206,193
Total Investments in Securities, at Value (Cost $4,264,252)	4,776,127
Foreign Currency, at Value (Cost $1,151)	1,156
Tax Reclaim Receivable	8,321
Receivable for Portfolio Shares Sold	3,685
Dividends Receivable	3,152
Receivable for Investments Sold	1,704
Receivable from Affiliate	1
Other Assets	87
Total Assets	4,794,233
Liabilities:
Collateral on Securities Loaned, at Value	51,997
Payable for Advisory Fees	8,974
Payable for Portfolio Shares Redeemed	4,016
Payable for Sub Transfer Agency Fees	2,041
Payable for Administration Fees	319
Payable for Reorganization Expense	263
Payable for Distribution and Shareholder Services Fees — Class P	213
Payable for Distribution and Shareholder Services Fees — Class H	16
Payable for Distribution and Shareholder Services Fees — Class L	8
Payable for Custodian Fees	176
Payable for Transfer Agent Fees	159
Payable for Directors' Fees and Expenses	140
Payable for Professional Fees	49
Other Liabilities	191
Total Liabilities	68,562
Net Assets	$4,725,671
Net Assets Consist Of:
Paid-in-Capital	$4,552,993
Undistributed Net Investment Income	551
Accumulated Net Realized Loss	(340,059)
Unrealized Appreciation (Depreciation) on:
Investments	511,875
Foreign Currency Translations	311
Net Assets	$4,725,671
CLASS I:
Net Assets	$3,631,307
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	253,029,678
Net Asset Value, Offering and Redemption Price Per Share	$14.35
CLASS P:
Net Assets	$1,012,956
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	71,412,208
Net Asset Value, Offering and Redemption Price Per Share	$14.18
CLASS H:
Net Assets	$69,426
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	4,909,626
Net Asset Value, Redemption Price Per Share	$14.14
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.71
Maximum Offering Price Per Share	$14.85
CLASS L:
Net Assets	$11,982
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	848,532
Net Asset Value, Offering and Redemption Price Per Share	$14.12
(1) Including: Securities on Loan, at Value:	$52,332

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Equity Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $8,657 of Foreign Taxes Withheld)	$134,982
Income from Securities Loaned — Net	2,823
Dividends from Security of Affiliated Issuer	114
Interest from Securities of Unaffiliated Issuers	2
Total Investment Income	137,921
Expenses:
Advisory Fees (Note B)	33,970
Administration Fees (Note C)	3,397
Sub Transfer Agency Fees	2,732
Distribution and Shareholder Services Fees — Class P (Note D)	2,353
Distribution and Shareholder Services Fees — Class H (Note D)	31
Distribution and Shareholder Services Fees — Class L (Note D)	16
Custodian Fees (Note F)	615
Registration Fees	126
Professional Fees	124
Directors' Fees and Expenses	105
Shareholder Reporting Fees	79
Transfer Agency Fees (Note E)	65
Pricing Fees	9
Other Expenses	75
Total Expenses	43,697
Waiver of Advisory Fees (Note B)	(957)
Rebate from Morgan Stanley Affiliate (Note G)	(146)
Expense Offset (Note F)	(— @)
Net Expenses	42,594
Net Investment Income	95,327
Realized Gain (Loss):
Investments Sold	132,119
Foreign Currency Transactions	(608)
Net Realized Gain	131,511
Change in Unrealized Appreciation (Depreciation):
Investments	540,493
Foreign Currency Translations	210
Net Change in Unrealized Appreciation (Depreciation)	540,703
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	672,214
Net Increase in Net Assets Resulting from Operations	$767,541

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

International Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)		Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$95,327		$97,352
Net Realized Gain	131,511		132,674
Net Change in Unrealized Appreciation (Depreciation)	540,703		(553,978)
Net Increase (Decrease) in Net Assets Resulting from Operations	767,541		(323,952)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(74,837)		(73,415)
Class P:
Net Investment Income	(18,728)		(20,616)
Class H:
Net Investment Income	(1,424)		—
Class L:
Net Investment Income	(237)		—
Total Distributions	(95,226)		(94,031)
Capital Share Transactions:(1)
Class I:
Subscribed	557,092		496,856
Issued due to a tax-free reorganization	83,759		—
Distributions Reinvested	70,787		68,142
Redeemed	(556,786)		(664,126)
Class P:
Subscribed	54,947		197,736
Distributions Reinvested	18,719		20,608
Redeemed	(129,416)		(126,932)
Class H:
Subscribed	317	*	—
Issued due to a tax-free reorganization	69,743	*	—
Distributions Reinvested	1,383	*	—
Redeemed	(4,231	)*	—
Class L:
Subscribed	11	*	—
Issued due to a tax-free reorganization	12,208	*	—
Distributions Reinvested	228	*	—
Redeemed	(851	)*	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	177,910		(7,716)
Redemption Fees	41		109
Total Increase (Decrease) in Net Assets	850,266		(425,590)
Net Assets:
Beginning of Period	3,875,405		4,300,995
End of Period (Including Undistributed Net Investment Income of $551 and $667)	$4,725,671		$3,875,405
(1) Capital Share Transactions:
Class I:
Shares Subscribed	41,652		36,905
Shares Issued due to tax-free reorganization	6,026		—
Shares Issued on Distributions Reinvested	4,964		5,740
Shares Redeemed	(41,281)		(48,810)
Net Increase (Decrease) in Class I Shares Outstanding	11,361		(6,165)
Class P:
Shares Subscribed	4,319		14,358
Shares Issued on Distributions Reinvested	1,328		1,755
Shares Redeemed	(9,887)		(9,513)
Net Increase (Decrease) in Class P Shares Outstanding	(4,240)		6,600
Class H:
Shares Subscribed	24	*	—
Shares Issued due to tax-free reorganization	5,091	*	—
Shares Issued on Distributions Reinvested	98	*	—
Shares Redeemed	(303	)*	—
Net Increase in Class H Shares Outstanding	4,910	*	—
Class L:
Shares Subscribed	1	*	—
Shares Issued due to tax-free reorganization	892	*	—
Shares Issued on Distributions Reinvested	17	*	—
Shares Redeemed	(61	)*	—
Net Increase in Class L Shares Outstanding	849	*	—

*  For the period June 14, 2012 to December 31, 2012.
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$12.25	$13.61		$13.02		$11.01		$18.92
Income (Loss) from Investment Operations:
Net Investment Income†	0.31	0.32		0.26		0.27		0.44
Net Realized and Unrealized Gain (Loss)	2.09	(1.37)		0.53		2.10		(6.76)
Total from Investment Operations	2.40	(1.05)		0.79		2.37		(6.32)
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.31)		(0.20)		(0.36)		(0.41)
Net Realized Gain	—	—		—		—		(1.18)
Total Distributions	(0.30)	(0.31)		(0.20)		(0.36)		(1.59)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$14.35	$12.25		$13.61		$13.02		$11.01
Total Return++	19.60%	(7.63)%		6.08%		21.56%		(33.12)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,631,307	$2,959,403		$3,372,029		$3,148,980		$2,606,704
Ratio of Expenses to Average Net Assets (1)	0.95%+	0.95	%+††	0.95	%+††	0.94	%+	0.95%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	0.95	%+††	0.95	%+††	0.94	%+	0.95%+
Ratio of Net Investment Income to Average Net Assets (1)	2.31%+	2.36	%+††	2.05	%+††	2.35	%+	2.73%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.01%		0.00%§
Portfolio Turnover Rate	23%	34%		40%		38%		34%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.97%	0.98	%††	0.98	%+††	0.95	%+	N/A
Net Investment Income to Average Net Assets	2.29%	2.33	%††	2.02	%+††	2.34	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Equity Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$12.11	$13.45		$12.87		$10.90		$18.73
Income (Loss) from Investment Operations:
Net Investment Income†	0.27	0.28		0.23		0.23		0.38
Net Realized and Unrealized Gain (Loss)	2.07	(1.34)		0.51		2.07		(6.66)
Total from Investment Operations	2.34	(1.06)		0.74		2.30		(6.28)
Distributions from and/or in Excess of:
Net Investment Income	(0.27)	(0.28)		(0.16)		(0.33)		(0.37)
Net Realized Gain	—	—		—		—		(1.18)
Total Distributions	(0.27)	(0.28)		(0.16)		(0.33)		(1.55)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$14.18	$12.11		$13.45		$12.87		$10.90
Total Return++	19.31%	(7.83)%		5.78%		21.18%		(33.21)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,012,956	$916,002		$928,966		$1,131,919		$687,196
Ratio of Expenses to Average Net Assets (1)	1.20%+	1.20	%+††	1.20	%+††	1.19	%+	1.20%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.20	%+††	1.20	%+††	1.19	%+	1.20%+
Ratio of Net Investment Income to Average Net Assets (1)	2.06%+	2.11	%+††	1.80	%+††	2.02	%+	2.43%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.01%		0.00%§
Portfolio Turnover Rate	23%	34%		40%		38%		34%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.22%	1.23	%††	1.23	%+††	1.20	%+	N/A
Net Investment Income to Average Net Assets	2.04%	2.08	%††	1.77	%+††	2.01	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Equity Portfolio

	Class H
Selected Per Share Data and Ratios	Period from June 14, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$12.36
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)
Net Realized and Unrealized Gain	2.10
Total from Investment Operations	2.07
Distributions from and/or in Excess of:
Net Investment Income	(0.29)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$14.14
Total Return++	16.79	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$69,426
Ratio of Expenses to Average Net Assets (1)	1.20	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.41	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§
Portfolio Turnover Rate	23	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.20	%*
Net Investment Loss to Average Net Assets	(0.41	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

International Equity Portfolio

	Class L
Selected Per Share Data and Ratios	Period from June 14, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$12.36
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.07)
Net Realized and Unrealized Gain	2.11
Total from Investment Operations	2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.28)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$14.12
Total Return++	16.53	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,982
Ratio of Expenses Average Net Assets (1)	1.70	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.91	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§
Portfolio Turnover Rate	23	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.70	%*
Net Investment Loss to Average Net Assets	(0.91	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

On October 29, 2012, the Portfolio acquired the net assets of Morgan Stanley International Value Equity Fund ("International Value Equity Fund"), an open-end investment company. Based on the respective valuations as of the close of business on October 26, 2012, pursuant to a Plan of Reorganization approved by the shareholders of International Value Equity Fund on September 27, 2012 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 6,025,829 Class I shares of the Portfolio at a net asset value of $13.90 per share for 9,923,493 Class I shares of International Value Equity Fund; 892,369 Class L shares of the Portfolio at a net asset value of $13.68 for 1,447,727 Class C shares of International Value Equity Fund; 5,090,716 Class H shares of the Portfolio at a net asset value of $13.70 for 3,872,198 Class A shares, 4,451,390 Class B shares and 10,479 Class W shares of International Value Equity Fund. The net assets of International Value Equity Fund before the Reorganization were approximately $165,710,000, including unrealized appreciation of approximately $880,000 at October 26, 2012. The investment portfolio of International Value Equity Fund, with a fair value of approximately $165,884,000 and identified cost of approximately $164,992,000 on October 26, 2012, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from International Value Equity Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $4,317,571,000. Immediately after the merger, the net assets of the Portfolio were approximately $4,483,281,000.

Upon closing of the Reorganization, shareholders of International Value Equity Fund received shares of the Portfolio as follows:

International Value Equity Fund	International Equity Portfolio
Class A	Class H
Class B	Class H
Class W	Class H
Class C	Class L
Class I	Class I

Assuming the acquisition had been completed on January 1, 2012, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the year ended December 31, 2012, are as follows:

Net investment income(1)	$96,989,000
Net gain realized and unrealized gain (loss)(2)	$672,948,000
Net increase (decrease) in net assets resulting from operations	$769,937,000

(1) Approximately $95,327,000 as reported, plus approximately $872,000 International Value Equity Fund premerger, plus approximately $790,000 of estimated pro-forma eliminated expenses.

(2) Approximately $672,214,000 as reported, plus approximately $734,000 International Value Equity Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Value Equity Fund that have been included in the Portfolio's Statement of Operations since December 31, 2012.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$—	$65,827	$—	$65,827
Automobiles	—	137,826	—	137,826
Beverages	40,720	32,836	—	73,556
Capital Markets	—	60,953	—	60,953
Chemicals	—	113,202	—	113,202
Commercial Banks	—	319,133	—	319,133
Commercial Services & Supplies	—	23,648	—	23,648
Construction Materials	—	103,811	—	103,811
Diversified Telecommunication Services	—	104,669	—	104,669
Electric Utilities	—	91,580	—	91,580
Electrical Equipment	—	136,379	—	136,379
Electronic Equipment, Instruments & Components	—	172,164	—	172,164
Energy Equipment & Services	—	44,644	—	44,644
Food & Staples Retailing	—	85,340	—	85,340
Food Products	—	410,610	—	410,610
Household Durables	—	52,191	—	52,191
Household Products	—	234,697	—	234,697
Industrial Conglomerates	—	68,467	—	68,467
Insurance	—	376,828	—	376,828
Machinery	—	78,942	—	78,942
Media	—	13,849	—	13,849
Metals & Mining	24,564	140,397	—	164,961
Oil, Gas & Consumable Fuels	23,993	308,435	—	332,428
Pharmaceuticals	—	572,771	—	572,771
Real Estate Management & Development	—	79,823	—	79,823
Semiconductors & Semiconductor Equipment	—	11,904	—	11,904
Software	—	68,399	—	68,399
Tobacco	—	389,363	—	389,363
Trading Companies & Distributors	—	56,845	—	56,845
Wireless Telecommunication Services	—	125,124	—	125,124
Total Common Stocks	89,277	4,480,657	—	4,569,934
Short-Term Investment — Investment Company	206,193	—	—	206,193
Total Assets	$295,470	$4,480,657	$—	$4,776,127

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $4,243,773,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2012 were approximately $52,332,000 and $54,105,000, respectively. The Portfolio received cash collateral of approximately $51,997,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. The remaining collateral of approximately $2,108,000 was received in the form of U.S. Government Obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class P shares, Class H shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $10 billion	Over $10 billion
0.80%	0.75%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.77% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 0.95% for Class I shares, 1.20% for Class P shares, 1.20% for Class H shares and 1.70% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately

$957,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $964,098,000 and $1,020,520,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $146,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$168,991	$865,825	$828,623	$114	$206,193

During the year ended December 31, 2012, the Portfolio incurred approximately $6,000 in brokerage commissions with

Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred approximately $55,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$95,226	$—	$94,031	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and merger adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
($217)	($24,872)	$25,089

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,556	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is $4,293,710,000. The aggregate gross unrealized appreciation is $664,647,000 and the aggregate gross unrealized depreciation is $182,230,000 resulting in net unrealized appreciation of $482,417,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration*
$9,909	December 31, 2015
288,388	December 31, 2016
13,223	December 31, 2017

*Includes capital losses acquired from Morgan Stanley International Value Equity that may be subject to limitation under IRC section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $115,400,000.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 35.8% and 92.6%, for Class I and Class P shares, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $86,535,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $3,740,000 and has derived net income from sources within foreign countries amounting to approximately $142,096,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long-Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14, 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIEANN
IU13-00388P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Emerging Markets Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
U.S. Privacy Policy	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Portfolio Class I	$1,000.00	$1,133.50	$1,018.90	$6.65	$6.29	1.24%
Emerging Markets Portfolio Class P	1,000.00	1,132.00	1,017.65	7.99	7.56	1.49
Emerging Markets Portfolio Class H	1,000.00	1,131.70	1,017.65	7.98	7.56	1.49
Emerging Markets Portfolio Class L	1,000.00	1,129.20	1,015.13	10.65	10.08	1.99

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Emerging Markets Portfolio

The Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 20.19%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the "Index"), which returned 18.22%. Please keep in mind that high double digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  Our emerging markets (EM) equity portfolio construction in 2012 took into consideration many factors including the struggling economic recovery in many of the developed countries along with our assessment that the U.S. economy would prove more resilient than consensus expected; the challenges from less accessibility to credit in the developed world; overall slowdown of EM economies in aggregate; and our conviction in the continued decline from the historic peaks of most commodities prices with the exception of much of the agricultural area. In this environment, we remained focused on seeking sources of quality, stable growth in our portfolio.

•  The primary contributors to the portfolio's returns in 2012 were stock selection in Taiwan and underweight allocation to the country; overweight allocation to the Philippines; underweight allocation to Brazil; and stock selection in Indonesia, India, Mexico, Russia and South Africa. An overweight to Turkey also contributed positively as did an overweight to Thailand to a lesser extent.

•  Chiefly detracting from results was our stock selection in Korea. Our stock selection in China and an underweight allocation to the country also detracted from performance. While the underweight to China had benefited the portfolio for most of the year, the country's sharp rally in the fourth quarter hurt the portfolio's performance for the full year.

Management Strategies

•  We maintained the portfolio's overweight to countries we believe are resilient or growing domestic demand, effective leadership and underpenetrated credit markets. We have long positioned our portfolio with the expectation that China cannot sustain either its gross domestic product (GDP) growth levels of the past decade or its historically high appetite for commodities. Over the course of 2012, we further decreased the portfolio's exposure to China, owing to our concern about its slowing economy, the lack of focus on return on equity by much of the state-controlled equity market, and a rising overall debt burden driven primarily by state-owned enterprises and local governments.

•  By contrast, we continued to favor countries where policy reform, rising GDP per capita and productivity gains supported growth and stable company earnings. We generally favored and thus kept an overweight to those countries whose current account balances were benefiting from a decline from the peak cost of their energy import bills, such as Turkey and India. The portfolio was also overweight the Philippines, Indonesia and Thailand, and slightly above benchmark in South Korea.

•  Country allocation decisions also included determining each country's ability to translate growth into equity returns, as well as a thorough assessment of currency valuations. In our view, South Korea's currency, for example, has remained relatively undervalued, becoming more competitive over the past decade and thus supportive for quality companies' selective exports of automobiles, electronics and other consumer discretionary goods. Such manufactured products have found strong demand pull in other EM countries. By contrast, the currencies of Brazil and Russia have more than doubled in value over the past decade on the past commodities boom. While the real and ruble gave back some of their gains in 2012, they remained overvalued relative to their own history and those of other countries. Along with China, the portfolio's other largest relative country underweights were Brazil and Taiwan. The portfolio was also underweight in Russia and South Africa, where we have long been concerned about deteriorating political and macro developments.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

•  Our process, of course, has always allowed our portfolio managers to exercise judgment in determining the weightings of the companies they choose to hold among the various sectors. Being underweight financials in aggregate — at roughly 20 percent on average versus the MSCI Emerging Markets benchmark weight of 25 percent — detracted slightly from the year's performance. Underscoring how important our portfolio construction is at the country level, however, our stock selection within financials was the year's single largest contribution to relative performance at the sector level. Simply put, this shows our track record of determining what drives the financial cycle in individual countries and in choosing banks and other financials we believed would benefit the portfolio. By mid-year, we acknowledged that consumer staples had become a consensus overweight, and we began to trim some names where we determined that earnings were not likely to justify their multiples. As alternatives, we sought opportunities in health care companies and select financials, including insurance companies and banks. We also bought agriculture-related names and energy plays where we expected fundamental industry changes to potentially improve margins.

•  In sharp contrast to the first half of 2011, markets in 2012 showed a significant increase in divergence between the best performers and the worst. We were encouraged that investors paid attention to fundamental differences between countries and companies. We believed the trend in dispersion would continue to rise, and active management was rewarded during the year. We managed the portfolio in 2012 believing that emerging markets were entering an era marked by more moderate GDP growth (about 5 percent on average), more volatile business cycles and the continued breakup of the herd behavior that had marked the first several years following the global financial crisis.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	20.19%	-2.99%	15.81%	9.24%
MSCI Emerging Markets Net Index	18.22	-0.92	16.52	8.92
Lipper Emerging Markets Funds Index	20.08	-1.48	15.89	N/A
Portfolio — Class P Shares w/o sales charges(5)	19.87	-3.24	15.50	8.17
MSCI Emerging Markets Net Index	18.22	-0.92	16.52	7.43
Lipper Emerging Markets Funds Index	20.08	-1.48	15.89	7.06
Portfolio — Class H Shares w/o sales charges(6)	—	—	—	6.53
Portfolio — Class H Shares with maximum 4.75% sales charges(6)	—	—	—	1.47
MSCI Emerging Markets Net Index	—	—	—	5.60
Lipper Emerging Markets Funds Index	—	—	—	6.24
Portfolio — Class L Shares w/o sales charges(6)	—	—	—	6.20
MSCI Emerging Markets Net Index	—	—	—	5.60
Lipper Emerging Markets Funds Index	—	—	—	6.24

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	62.5%
Commercial Banks	13.6
Oil, Gas & Consumable Fuels	10.2
Semiconductors & Semiconductor Equipment	8.5
Food Products	5.2
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency exchange contracts with total unrealized appreciation of approximately $101,000.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
Austria (0.2%)
Vienna Insurance Group AG Wiener Versicherung Gruppe	41,427	$2,222
Brazil (8.0%)
Banco Bradesco SA (Preference)	819,200	14,267
BRF — Brasil Foods SA	1,079,252	22,710
Cia de Bebidas das Americas (Preference) ADR	460,700	19,345
PDG Realty SA Empreendimentos e Participacoes	1,927,200	3,186
Petroleo Brasileiro SA	269,137	2,635
Petroleo Brasileiro SA (Preference)	1,195,472	11,565
Petroleo Brasileiro SA ADR	369,800	7,200
Raia Drogasil SA	378,400	4,277
Ultrapar Participacoes SA	325,600	7,306
Vale SA (Preference)	150,084	3,054
Vale SA (Preference) ADR	333,375	6,768
Vale SA ADR	162,400	3,404
		105,717
Chile (1.9%)
Empresa Nacional de Electricidad SA	3,208,382	5,240
SACI Falabella	978,572	10,100
Sociedad Quimica y Minera de Chile SA ADR	171,900	9,909
		25,249
China (11.0%)
Bank of China Ltd. H Shares (a)(b)	23,845,000	10,795
Belle International Holdings Ltd. (a)	3,095,000	6,835
China Coal Energy Co., Ltd. H Shares (a)(b)	2,075,000	2,320
China Construction Bank Corp. H Shares (a)	15,878,250	12,941
China Life Insurance Co., Ltd. H Shares (a)(b)	3,200,000	10,554
China Mengniu Dairy Co., Ltd. (a)	3,077,000	8,755
China Mobile Ltd. (a)	952,500	11,157
China Overseas Land & Investment Ltd. (a)(b)	2,072,000	6,276
China Pacific Insurance Group Co., Ltd. H Shares (a)	3,811,600	14,295
China Shenhua Energy Co., Ltd. H Shares (a)	804,000	3,587
Chow Tai Fook Jewellery Group Ltd. (a)(b)	1,791,200	2,920
CNOOC Ltd. (a)	4,685,000	10,287
Daphne International Holdings Ltd. (a)(b)	970,000	1,344
Hengan International Group Co., Ltd. (a)(b)	216,000	1,952
Qihoo 360 Technology Co., Ltd. ADR (b)(c)	124,211	3,688
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (a)(b)	3,100,300	5,969
Sino Biopharmaceutical (a)	4,260,000	2,048
Tencent Holdings Ltd. (a)(b)	565,300	18,398
Tingyi Cayman Islands Holding Corp. (a)(b)	1,166,000	3,247
Tsingtao Brewery Co., Ltd. H Shares (a)(b)	1,140,000	6,760
Uni-President China Holdings Ltd. (a)	1,323,000	1,407
		145,535
	Shares	Value (000)
Colombia (1.1%)
Almacenes Exito SA	163,732	$3,308
Cemex Latam Holdings SA (c)	572,712	3,689
Grupo de Inversiones Suramericana SA	183,000	3,943
Grupo de Inversiones Suramericana SA (Preference)	138,600	3,065
		14,005
Hong Kong (0.8%)
Samsonite International SA	4,840,500	10,126
Hungary (0.9%)
Richter Gedeon Nyrt	68,668	11,327
India (8.1%)
ACC Ltd.	292,369	7,670
Asian Paints Ltd.	81,082	6,608
Dr. Reddy's Laboratories Ltd.	127,784	4,266
Glenmark Pharmaceuticals Ltd.	981,499	9,516
HDFC Bank Ltd.	1,181,444	14,676
IndusInd Bank Ltd.	1,091,862	8,336
ITC Ltd.	2,001,441	10,492
Larsen & Toubro Ltd.	204,620	6,077
Reliance Industries Ltd.	217,696	3,373
Sun Pharmaceutical Industries Ltd.	504,630	6,793
Tata Consultancy Services Ltd.	313,475	7,205
Tata Motors Ltd.	2,063,075	11,817
Tata Steel Ltd.	806,692	6,303
Zee Entertainment Enterprises Ltd.	1,021,040	4,133
		107,265
Indonesia (4.5%)
Adaro Energy Tbk PT	21,165,500	3,504
Bank Tabungan Negara Persero Tbk PT	34,981,954	5,247
Gudang Garam Tbk PT	1,091,000	6,393
Harum Energy Tbk PT	2,579,500	1,614
Indofood Sukses Makmur Tbk PT	10,348,500	6,290
Indosat Tbk PT	16,781,000	11,244
Kalbe Farma Tbk PT	60,178,500	6,645
Lippo Karawaci Tbk PT	105,195,000	10,927
Semen Gresik Persero Tbk PT	3,416,000	5,627
Telekomunikasi Indonesia Persero Tbk PT	2,719,500	2,559
		60,050
Korea, Republic of (15.7%)
Cheil Industries, Inc. (c)	56,990	5,043
Cheil Worldwide, Inc. (c)	131,105	2,646
GS Retail Co., Ltd. (c)	114,510	3,212
Hyundai Engineering & Construction Co., Ltd. (c)	145,651	9,594
Hyundai Glovis Co., Ltd. (c)	33,148	6,899
Hyundai Heavy Industries Co., Ltd. (c)	20,706	4,725
Hyundai Motor Co. (c)	113,782	23,419
Korea Aerospace Industries Ltd. (c)	54,140	1,319
Korean Air Lines Co., Ltd. (c)	100,711	4,281

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Korea, Republic of (cont'd)
KT Corp. (c)	96,580	$3,211
LG Chem Ltd. (c)	25,673	7,982
LG Display Co., Ltd. (c)	130,990	3,786
LG Household & Health Care Ltd. (c)	11,947	7,351
LG Uplus Corp. (c)	288,670	2,108
Mando Corp. (c)	22,779	2,750
NCSoft Corp. (c)	35,804	5,071
Nexon Co., Ltd. (b)(c)	638,500	6,444
Orion Corp. (c)	2,552	2,624
Samsung Electronics Co., Ltd.	47,697	68,265
Samsung Electronics Co., Ltd. (Preference)	13,923	11,134
Samsung Fire & Marine Insurance Co., Ltd.	23,726	4,837
Samsung Life Insurance Co., Ltd.	14,722	1,301
Shinhan Financial Group Co., Ltd. (c)	113,502	4,129
SK C&C Co., Ltd. (c)	57,069	5,520
SM Entertainment Co. (c)	98,828	4,230
Woongjin Coway Co., Ltd. (c)	136,902	5,585
		207,466
Malaysia (2.2%)
Astro Malaysia Holdings Bhd	5,005,100	4,929
CIMB Group Holdings Bhd	3,779,200	9,440
Gamuda Bhd	5,037,900	6,006
IHH Healthcare Bhd (c)	4,065,500	4,500
IJM Corp., Bhd	2,863,000	4,676
		29,551
Mexico (5.3%)
Alfa SAB de CV	3,201,000	6,805
Cemex SAB de CV ADR (c)	927,100	9,150
Grupo Financiero Santander Mexico SAB de CV ADR (c)	823,300	13,321
Grupo Televisa SAB ADR	318,700	8,471
Mexichem SAB de CV	1,946,744	10,815
Wal-Mart de Mexico SAB de CV Series V	6,497,200	21,201
		69,763
Panama (0.5%)
Copa Holdings SA, Class A	65,800	6,544
Peru (1.2%)
Credicorp Ltd.	109,515	16,051
Philippines (5.6%)
BDO Unibank, Inc. (c)	5,559,300	9,877
Bloomberry Resorts Corp. (c)	23,418,100	7,530
DMCI Holdings, Inc.	6,681,540	8,771
International Container Terminal Services, Inc.	3,062,000	5,526
Metro Pacific Investments Corp.	90,274,000	9,810
Metropolitan Bank & Trust	2,278,741	5,679
Philippine Long Distance Telephone Co.	202,920	12,528
SM Investments Corp.	676,880	14,549
		74,270
	Shares	Value (000)
Poland (3.6%)
Jeronimo Martins SGPS SA	738,814	$14,256
Polskie Gornictwo Naftowe i Gazownictwo SA (c)	5,018,978	8,541
Powszechny Zaklad Ubezpieczen SA	105,105	14,925
Telekomunikacja Polska SA	2,330,550	9,232
		46,954
Qatar (0.5%)
Industries Qatar QSC	168,700	7,199
Russia (3.6%)
Eurasia Drilling Co., Ltd. GDR	152,364	5,469
Gazprom OAO ADR	790,260	7,578
Lukoil OAO ADR	341,479	22,830
Rosneft OAO (Registered GDR)	1,351,075	12,199
		48,076
South Africa (4.7%)
AngloGold Ashanti Ltd.	139,603	4,362
AngloGold Ashanti Ltd. ADR	35,220	1,105
AVI Ltd.	639,227	4,510
Clicks Group Ltd.	865,538	6,779
Life Healthcare Group Holdings Ltd. (b)	1,321,500	5,309
Naspers Ltd., Class N	180,976	11,628
Pick n Pay Stores Ltd. (b)	856,820	4,528
SABMiller PLC	245,932	11,303
Sasol Ltd.	282,300	12,256
		61,780
Switzerland (0.7%)
Swatch Group AG (The)	18,884	9,718
Taiwan (6.7%)
Asustek Computer, Inc.	726,536	8,204
Chailease Holding Co., Ltd.	2,530,000	5,823
Chailease Holding Co., Ltd. GDR (c)	214,300	2,457
CHC Healthcare Group	128,000	527
China Life Insurance Co., Ltd. (c)	4,943,040	4,535
Cleanaway Co., Ltd.	400,000	2,641
Formosa Plastics Corp.	1,396,000	3,794
Hon Hai Precision Industry Co., Ltd.	2,593,102	7,994
Lung Yen Life Service Corp.	908,000	2,933
MediaTek, Inc.	222,000	2,483
MStar Semiconductor, Inc.	565,000	4,255
Ruentex Development Co., Ltd.	386,000	798
Siliconware Precision Industries Co.	1,040,000	1,113
Taiwan Cement Corp.	3,743,000	5,023
Taiwan Semiconductor Manufacturing Co., Ltd.	7,611,205	25,474
Uni-President Enterprises Corp.	5,362,411	9,864
		87,918

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Thailand (4.9%)
Bangkok Bank PCL NVDR (b)	2,063,500	$13,246
Bank of Ayudhya PCL (Foreign)	6,855,900	7,334
Bank of Ayudhya PCL NVDR (b)	5,771,500	6,165
Banpu PCL (b)	969,450	12,740
Banpu PCL NVDR	13,800	187
Kasikornbank PCL (Foreign)	531,700	3,376
Land and Houses PCL NVDR	39,667,100	12,688
Robinson Department Store PCL	1,638,800	3,558
Supalai PCL	8,968,000	5,204
		64,498
Turkey (4.4%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,185,165	17,104
Haci Omer Sabanci Holding AS	2,004,179	11,078
Tupras Turkiye Petrol Rafinerileri AS	156,702	4,534
Turkiye Garanti Bankasi AS	4,849,306	25,228
		57,944
United States (1.7%)
Mead Johnson Nutrition Co.	146,170	9,631
Yum! Brands, Inc. (b)	190,849	12,672
		22,303
Total Common Stocks (Cost $1,033,827)		1,291,531
Investment Company (0.7%)
India (0.7%)
Morgan Stanley Growth Fund (See Note G) (c) (Cost $1,535)	7,809,825	9,467
Short-Term Investments (4.0%)
Securities held as Collateral on Loaned Securities (2.3%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	27,615,068	27,615
	Face Amount (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $1,564; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.00% due 1/31/16; valued at $1,596)	$1,564	1,564
Merrill Lynch & Co., Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $1,095; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 2.50% due 8/1/27; valued at $1,117)	1,095	1,095
		2,659
Total Securities held as Collateral on Loaned Securities (Cost $30,274)		30,274
	Shares	Value (000)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $21,886)	21,886,243	$21,886
Total Short-Term Investments (Cost $52,160)		52,160
Total Investments (102.5%) (Cost $1,087,522) Including $40,360 of Securities Loaned (d)(e)		1,353,158
Liabilities in Excess of Other Assets (-2.5%)		(33,467)
Net Assets (100.0%)		$1,319,691

(a)  Security trades on the Hong Kong exchange.

(b)  All or a portion of this security was on loan at December 31, 2012.

(c)  Non-income producing security.

(d)  Securities are available for collateral in connection with open foreign currency exchange contracts.

(e)  The approximate fair value and percentage of net assets, $1,106,565,000 and 33.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at December 31, 2012:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (000)
State Street Bank and Trust Co.	JPY	288,039	$3,325	1/24/13	USD	3,423	$3,423	$98
State Street Bank and Trust Co.	JPY	127,047	1,467	1/24/13	USD	1,470	1,470	3
			$4,792				$4,893	$101

JPY  —  Japanese Yen

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,036,486)	$1,294,190
Investments in Securities of Affiliated Issuers, at Value (Cost $51,036)	58,968
Total Investments in Securities, at Value (Cost $1,087,522)	1,353,158
Foreign Currency, at Value (Cost $5,377)	5,383
Cash	1,078
Receivable for Investments Sold	32,298
Dividends Receivable	1,078
Receivable for Portfolio Shares Sold	350
Unrealized Appreciation on Foreign Currency Exchange Contracts	101
Tax Reclaim Receivable	42
Receivable from Affiliate	3
Other Assets	36
Total Assets	1,393,527
Liabilities:
Collateral on Securities Loaned, at Value	31,353
Payable for Portfolio Shares Redeemed	30,990
Payable for Investments Purchased	5,608
Payable for Advisory Fees	3,179
Deferred Capital Gain Country Tax	1,205
Payable for Sub Transfer Agency Fees	859
Payable for Custodian Fees	263
Payable for Administration Fees	90
Payable for Professional Fees	64
Payable for Directors' Fees and Expenses	49
Payable for Distribution and Shareholder Services Fees — Class P	8
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Transfer Agent Fees	3
Other Liabilities	165
Total Liabilities	73,836
Net Assets	$1,319,691
Net Assets Consist Of:
Paid-in-Capital	$1,061,133
Distributions in Excess of Net Investment Income	(9,335)
Accumulated Net Realized Gain	3,371
Unrealized Appreciation (Depreciation) on:
Investments (Net of approximately $1,205 Deferred Capital Gain Country Tax)	256,499
Investments in Affiliates	7,932
Foreign Currency Exchange Contracts	101
Foreign Currency Translations	(10)
Net Assets	$1,319,691

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2012 (000)
CLASS I:
Net Assets	$1,278,837
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	49,307,839
Net Asset Value, Offering and Redemption Price Per Share	$25.94
CLASS P:
Net Assets	$40,824
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,613,132
Net Asset Value, Offering and Redemption Price Per Share	$25.31
CLASS H:
Net Assets	$19
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	756
Net Asset Value, Redemption Price Per Share	$25.27
Maximum Sales Load	4.75%
Maximum Sales Charge	$1.26
Maximum Offering Price Per Share	$26.53
CLASS L:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	419
Net Asset Value, Offering and Redemption Price Per Share	$25.27
(1) Including: Securities on Loan, at Value:	$40,360

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3,534 of Foreign Taxes Withheld)	$26,531
Income from Securities Loaned — Net	529
Dividends from Security of Affiliated Issuer	43
Interest from Securities of Unaffiliated Issuers (Net of $—@ Foreign Taxes Withheld)	6
Total Investment Income	27,109
Expenses:
Advisory Fees (Note B)	15,743
Sub Transfer Agency Fees	1,079
Administration Fees (Note C)	1,043
Custodian Fees (Note F)	1,038
Professional Fees	155
Shareholder Reporting Fees	138
Distribution and Shareholder Services Fees — Class P (Note D)	117
Distribution and Shareholder Services Fees — Class H (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Registration Fees	74
Transfer Agency Fees (Note E)	40
Directors' Fees and Expenses	36
Pricing Fees	14
Other Expenses	36
Total Expenses	19,513
Waiver of Advisory Fees (Note B)	(2,582)
Rebate from Morgan Stanley Affiliate (Note G)	(126)
Expense Offset (Note F)	(— @)
Net Expenses	16,805
Net Investment Income	10,304
Realized Gain (Loss):
Investments Sold (Net of Capital Gain Country Tax of approximately $920)	16,895
Investments in Affiliates	618
Foreign Currency Exchange Contracts	(129)
Foreign Currency Transactions	(1,104)
Net Realized Gain	16,280
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax Accrual of approximately $550)	208,735
Investments in Affiliates	1,777
Foreign Currency Exchange Contracts	101
Foreign Currency Translations	41
Net Change in Unrealized Appreciation (Depreciation)	210,654
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	226,934
Net Increase in Net Assets Resulting from Operations	$237,238

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,304	$14,687
Net Realized Gain	16,280	102,195
Net Change in Unrealized Appreciation (Depreciation)	210,654	(455,950)
Net Increase (Decrease) in Net Assets Resulting from Operations	237,238	(339,068)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(8,789)	—
Net Realized Gain	—	(24,410)
Class P:
Net Investment Income	(163)	—
Net Realized Gain	—	(867)
Class H:
Net Investment Income	(— @)	—
Class L:
Net Investment Income	(— @)	—
Total Distributions	(8,952)	(25,277)
Capital Share Transactions:(1)
Class I:
Subscribed	112,318	150,629
Distributions Reinvested	8,763	24,390
Redeemed	(261,321)	(659,627)
Class P:
Subscribed	8,578	7,123
Distributions Reinvested	159	857
Redeemed	(22,529)	(59,019)
Class H:
Subscribed	18 *	—
Class L:
Subscribed	10 *	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(154,004)	(535,647)
Redemption Fees	31	158
Total Increase (Decrease) in Net Assets	74,313	(899,834)
Net Assets:
Beginning of Period	1,245,378	2,145,212
End of Period (Including Distributions in Excess of Net Investment Income of $(9,335) and $(9,486))	$1,319,691	$1,245,378
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,691	5,906
Shares Issued on Distributions Reinvested	342	1,132
Shares Redeemed	(10,897)	(26,716)
Net Decrease in Class I Shares Outstanding	(5,864)	(19,678)
Class P:
Shares Subscribed	373	295
Shares Issued on Distributions Reinvested	6	41
Shares Redeemed	(961)	(2,412)
Net Decrease in Class P Shares Outstanding	(582)	(2,076)
Class H:
Shares Subscribed	1 *	—
Class L:
Shares Subscribed	— @@*	—

*  For the period April 30, 2012 through December 31, 2012.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011		2010		2009	2008
Net Asset Value, Beginning of Period	$21.73	$27.14		$23.10		$13.79	$34.02
Income (Loss) from Investment Operations:
Net Investment Income†	0.19	0.22		0.10		0.10	0.19
Net Realized and Unrealized Gain (Loss)	4.19	(5.22)		4.15		9.49	(18.78)
Total from Investment Operations	4.38	(5.00)		4.25		9.59	(18.59)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)	—		(0.21)		(0.28)	—
Net Realized Gain	—	(0.41)		—		—	(1.64)
Total Distributions	(0.17)	(0.41)		(0.21)		(0.28)	(1.64)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$25.94	$21.73		$27.14		$23.10	$13.79
Total Return++	20.19%	(18.41)%		18.49%		69.54%	(56.39)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,278,837	$1,198,857		$2,031,778		$2,198,793	$1,191,199
Ratio of Expenses to Average Net Assets (1)	1.28%+^	1.48	%+††	1.47	%+††	1.40%+	1.43%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		1.47	%+††	1.40%+	1.43%+
Ratio of Net Investment Income to Average Net Assets (1)	0.80%+^	0.86	%+††	0.40	%+††	0.56%+	0.78%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%††	0.01	%††	0.01%	0.00%§
Portfolio Turnover Rate	47%	60%		59%		64%	96%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.49%	N/A		N/A		N/A	N/A
Net Investment Income to Average Net Assets	0.59%	N/A		N/A		N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.65% for Class I shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Emerging Markets Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011		2010		2009	2008
Net Asset Value, Beginning of Period	$21.20	$26.56		$22.61		$13.51	$33.46
Income (Loss) from Investment Operations:
Net Investment Income†	0.14	0.15		0.04		0.06	0.13
Net Realized and Unrealized Gain (Loss)	4.07	(5.10)		4.06		9.28	(18.44)
Total from Investment Operations	4.21	(4.95)		4.10		9.34	(18.31)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	—		(0.15)		(0.24)	—
Net Realized Gain	—	(0.41)		—		—	(1.64)
Total Distributions	(0.10)	(0.41)		(0.15)		(0.24)	(1.64)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$25.31	$21.20		$26.56		$22.61	$13.51
Total Return++	19.87%	(18.63)%		18.20%		69.11%	(56.50)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$40,824	$46,521		$113,434		$126,487	$67,559
Ratio of Expenses to Average Net Assets (1)	1.53%+^	1.73	%+††	1.72	%+††	1.65%+	1.68%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		1.72	%+††	1.65%+	1.68%+
Ratio of Net Investment Income to Average Net Assets (1)	0.61%+^	0.61	%+††	0.15	%+††	0.32%+	0.52%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%††	0.01	%††	0.01%	0.00%§
Portfolio Turnover Rate	47%	60%		59%		64%	96%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.74%	N/A		N/A		N/A	N/A
Net Investment Income to Average Net Assets	0.40%	N/A		N/A		N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class P shares. Prior to March 1, 2012, the maximum ratio was 1.90% for Class P shares.
The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Emerging Markets Portfolio

	Class H
Selected Per Share Data and Ratios	Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$23.85
Income from Investment Operations:
Net Investment Income†	0.12
Net Realized and Unrealized Gain	1.44
Total from Investment Operations	1.56
Distributions from and/or in Excess of:
Net Investment Income	(0.14)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$25.27
Total Return++	6.53	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19
Ratio of Expenses to Average Net Assets (1)	1.49	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.79	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	47	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.71	%*
Net Investment Income to Average Net Assets	0.57	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Emerging Markets Portfolio

	Class L
Selected Per Share Data and Ratios	Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$23.85
Income from Investment Operations:
Net Investment Income†	0.04
Net Realized and Unrealized Gain	1.44
Total from Investment Operations	1.48
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$25.27
Total Return++	6.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses Average Net Assets (1)	1.99	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.27	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	47	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.28	%*
Net Investment Loss to Average Net Assets	(0.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$1,319	$—	$1,319
Air Freight & Logistics	—	6,899	—	6,899
Airlines	6,544	4,281	—	10,825
Auto Components	—	2,750	—	2,750
Automobiles	—	35,236	—	35,236
Beverages	19,345	35,167	—	54,512
Chemicals	20,724	23,427	—	44,151
Commercial Banks	29,372	150,736	—	180,108
Commercial Services & Supplies	—	2,641	—	2,641
Computers & Peripherals	—	8,204	—	8,204
Construction & Engineering	—	26,353	—	26,353
Construction Materials	12,839	18,320	—	31,159
Diversified Consumer Services	—	2,933	—	2,933
Diversified Financial Services	2,457	33,719	—	36,176
Diversified Telecommunication Services	—	17,110	—	17,110
Electronic Equipment, Instruments & Components	—	11,780	—	11,780
Energy Equipment & Services	—	5,469	—	5,469
Food & Staples Retailing	21,201	36,360	—	57,561
Food Products	9,631	59,407	—	69,038
Health Care Providers & Services	—	16,305	—	16,305
Hotels, Restaurants & Leisure	12,672	7,530	—	20,202
Household Durables	—	8,771	—	8,771
Household Products	—	7,351	—	7,351
Independent Power Producers & Energy Traders	—	5,240	—	5,240
Industrial Conglomerates	6,805	30,519	—	37,324
Information Technology Services	—	12,725	—	12,725
Insurance	—	52,669	—	52,669
Internet Software & Services	3,688	18,398	—	22,086
Machinery	—	4,725	—	4,725
Media	8,471	27,566	—	36,037
Metals & Mining	11,277	13,719	—	24,996
Multi-line Retail	—	13,658	—	13,658
Oil, Gas & Consumable Fuels	19,940	114,316	—	134,256
Personal Products	—	1,952	—	1,952
Pharmaceuticals	—	40,595	—	40,595
Real Estate Management & Development	—	35,893	—	35,893

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Semiconductors & Semiconductor Equipment	$—	$112,724	$—	$112,724
Software	—	11,515	—	11,515
Specialty Retail	—	9,755	—	9,755
Textiles, Apparel & Luxury Goods	—	21,188	—	21,188
Tobacco	—	16,885	—	16,885
Transportation Infrastructure	—	5,526	—	5,526
Wireless Telecommunication Services	—	34,929	—	34,929
Total Common Stocks	184,966	1,106,565	—	1,291,531
Investment Company	9,467	—	—	9,467
Short-Term Investments
Investment Company	49,501	—	—	49,501
Repurchase Agreements	—	2,659	—	2,659
Total Short-Term Investments	49,501	2,659	—	52,160
Foreign Currency Exchange Contracts	—	101	—	101
Total Assets	$243,934	$1,109,325	$—	$1,353,259

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $756,716,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2012.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Appreciation on Foreign Currency Exchange Contracts	Currency Risk	$101

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(129)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$101

For the year ended December 31, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $6,286,000.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2012 were approximately $40,360,000 and $41,886,000, respectively. The Portfolio received cash collateral of approximately $31,352,000, of which, approximately $30,274,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At December 31, 2012, there was uninvested cash collateral of approximately $1,078,000, which is not reflected in the Portfolio of Investments. The remaining collateral of approximately $10,534,000 was received in the form of U.S. Government Agencies and Obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class P shares, Class H shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However,

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of counterparty's failure to complete the transaction.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
1.25%	1.20%	1.15%	1.00%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 1.01% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.25% for Class I shares, 1.50% for Class P shares, 1.50% for Class H shares and 2.00% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $2,582,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee,

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $606,668,000 and $761,542,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advi-

sory fees paid were reduced by approximately $35,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$137,612	$328,615	$416,726	$43	$49,501

The Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund has a cost basis of approximately $1,535,000 at December 31, 2012. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $91,000 relating to the Portfolio's investment in the Morgan Stanley Growth Fund.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value December 31, 2012 (000)
$7,822	$—	$749	$618	$—	$9,467

During the year ended December 31, 2012, the Portfolio incurred approximately $25,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred approximately $148,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes It is the Portflio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$8,952	$—	$—	$25,277

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(1,201)	$1,201	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,542	$13,295

At December 31, 2012, the aggregate cost for federal income tax purposes is $1,110,186,000. The aggregate gross unrealized appreciation is $280,478,000 and the aggregate gross unrealized depreciation is $37,506,000 resulting in net unrealized appreciation of $242,972,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 46.1% and 56.7%, for Class I and Class P shares, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $12,165,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $3,213,000, and has derived net income from sources within foreign countries amounting to approximately $29,434,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

• We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

• We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

• We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board;

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMANN
IU13-00358P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Total Emerging Markets Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
U.S. Privacy Policy	21
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Total Emerging Markets Portfolio performed during the period ended December 31, 2012.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Total Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Total Emerging Markets Portfolio Class I	$1,000.00	$1,118.20	$1,023.48	$1.76	$1.68	0.33%
Total Emerging Markets Portfolio Class P	1,000.00	1,115.70	1,022.22	3.08	2.95	0.58
Total Emerging Markets Portfolio Class H	1,000.00	1,115.70	1,022.22	3.08	2.95	0.58
Total Emerging Markets Portfolio Class L	1,000.00	1,112.60	1,019.71	5.74	5.48	1.08

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Total Emerging Markets Portfolio

The Total Emerging Markets Portfolio (the "Portfolio") seeks to maximize total return.

Performance

For the period since inception on May 31, 2012 through December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 17.07%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the "Index"), which returned 18.14%.

Factors Affecting Performance

•  The Portfolio's launch during the second quarter of 2012 coincided with risk sentiment trending lower due to Greek political and debt-sustainability concerns, and other signs of distress coming out of the euro area periphery, stagnating U.S. jobs growth, and softening Chinese economic data. The benchmark 10-year U.S. Treasury registered record low yields at the end of May amid heightened global growth fears. However, global risk assets, including emerging markets (EM) asset classes, recovered partially in June as risk sentiment modestly improved.

•  Global risk assets continued their ascent in the third quarter as decisive developed market policy measures helped reduce the "tail" risks (that is, an extreme level of risk) for investors, particularly in the euro area, and fostered a more supportive macro environment, despite more moderation in U.S. and China's growth. Emerging market currencies strengthened markedly versus the U.S. dollar as the European Central Bank's (ECB) aggressive rhetoric and bond-buying program as well as Federal Reserve policy action helped buoy higher-yielding assets. Soybean, grain, and corn prices hit record highs due to damaged agricultural harvests, while crude oil stayed at high levels.

•  Despite drawn-out U.S. fiscal cliff negotiations and anti-austerity labor protests sweeping across Europe, risk assets ended the fourth quarter stronger. Manufacturing activity in China expanded, U.S. presidential election uncertainty was removed, and the likelihood of a Greek euro exit fell, prompting investors to take a more optimistic view of global growth.

•  New EM issuance activity hit record numbers in 2012, as EM sovereign supply reached $82 billion and a record $329 billion by corporate issuers, bringing the combined total to $411 billion, according to our research.

•  In 2012, emerging market dedicated bond funds tracked by EPFR Global saw net inflows of $38.85 billion, up from $7.9 billion accumulated in 2011, according to weekly data. By currency, while around 60% of inflows went into hard currency funds, local currency inflows picked up pace in the last two months of the year and led the group. EM equity fund inflows totaled $49.4 billion in 2012.

•  The Portfolio's overweight to emerging market equity and underweight to emerging market debt were additive to performance.

Management Strategies

•  The Portfolio held a neutral asset allocation stance — 50% equity, 25% domestic debt and 25% external debt — from its launch date at the end of May through the end of October, driven by our concerns about the slowdown in China. In late October, our fundamental outlook became more positive, although we acknowledge many structural issues remain. Easier monetary policy in the emerging markets over the preceding 18 months and stimulative fiscal policies in the larger EM economies led to a cyclical upturn beginning in the fall of 2012. Furthermore, EM equities appeared oversold and valued attractively relative to debt. Based on these views, we increased the equity allocation by 5% and reduced exposure to debt at the end of October, and remained overweight equities through the end of the reporting period. We continue to monitor conditions for signs of the environment moving to extremes or of the continued improvement in emerging markets running its course.

•  The Total Emerging Markets Portfolio is a comprehensive portfolio with a sophisticated asset allocation approach in one simplified structure. The portfolio uses a disciplined asset allocation process based upon fundamental and quantitative analysis which takes into account market research, quantitative models, historical return information and the investment strategies of the underlying funds, the Emerging Markets Equity Portfolio, Emerging Markets Domestic Debt Portfolio and Emerging Markets External Debt Portfolio.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Total Emerging Markets Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 31, 2012.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	17.07%
MSCI Emerging Markets Net Index	—	—	—	18.14
Lipper Emerging Markets Funds Index	—	—	—	19.04
Portfolio — Class P Shares w/o sales charges(4)	—	—	—	16.81
MSCI Emerging Markets Net Index	—	—	—	18.14
Lipper Emerging Markets Funds Index	—	—	—	19.04
Portfolio — Class H Shares w/o sales charges(4)	—	—	—	16.81
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	—	—	—	11.25
MSCI Emerging Markets Net Index	—	—	—	18.14
Lipper Emerging Markets Funds Index	—	—	—	19.04
Portfolio — Class L Shares w/o sales charges(4)	—	—	—	16.49
MSCI Emerging Markets Net Index	—	—	—	18.14
Lipper Emerging Markets Funds Index	—	—	—	19.04

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on May 31, 2012.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Investment Companies	100.0%

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Total Emerging Markets Portfolio

	Shares	Value (000)
INVESTMENT COMPANIES (99.6%)
Emerging Markets Debt (44.1%)
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Domestic Debt Portfolio — Class I (See Note G)	44,374	$564
Morgan Stanley Institutional Fund, Inc. — Emerging Markets External Debt Portfolio — Class I (See Note G)	40,204	447
		1,011
Emerging Markets Equity (55.5%)
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio — Class I (See Note G)	49,105	1,274
Total Investment Companies (Cost $1,993)		2,285
Short-Term Investment (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $4)	4,112	4
Total Investments (99.8%) (Cost $1,997)		2,289
Other Assets in Excess of Liabilities (0.2%)		4
Net Assets (100.0%)		$2,293

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Total Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investment in Security of Affiliated Issuer, at Value (Cost $1,997)	$2,289
Due from Adviser	64
Prepaid Offering Costs	50
Receivable from Affiliate	6
Other Assets	—	@
Total Assets	2,409
Liabilities:
Payable for Offering Costs	92
Payable for Professional Fees	16
Payable for Transfer Agent Fees	1
Payable for Custodian Fees	1
Payable for Administration Fees	—	@
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	6
Total Liabilities	116
Net Assets	$2,293
Net Assets Consist Of:
Paid-in-Capital	$2,000
Undistributed Net Investment Income	—	@
Accumulated Net Realized Gain	1
Unrealized Appreciation (Depreciation) on:
Investments in Affiliates	292
Net Assets	$2,293
CLASS I:
Net Assets	$1,948
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	170,000
Net Asset Value, Offering and Redemption Price Per Share	$11.47
CLASS P:
Net Assets	$115
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$11.46
CLASS H:
Net Assets	$115
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Redemption Price Per Share	$11.46
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.57
Maximum Offering Price Per Share	$12.03
CLASS L:
Net Assets	$115
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$11.46

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Total Emerging Markets Portfolio

Statement of Operations	Period from May 31, 2012^ to December 31, 2012 (000)
Investment Income:
Dividends from Security of Affiliated Issuer	$33
Expenses:
Offering Costs	70
Professional Fees	43
Transfer Agency Fees (Note E)	8
Shareholder Reporting Fees	8
Advisory Fees (Note B)	3
Custodian Fees (Note F)	1
Administration Fees (Note C)	1
Registration Fees	1
Distribution and Shareholder Services Fees — Class P (Note D)	—	@
Distribution and Shareholder Services Fees — Class H (Note D)	—	@
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Directors' Fees and Expenses	—	@
Pricing Fees	—	@
Other Expenses	5
Total Expenses	140
Expenses Reimbursed by Adviser (Note B)	(119)
Expenses Assumed by Underlying Funds	(13)
Waiver of Advisory Fees (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Expense Offset (Note F)	(—	@)
Net Expenses	5
Net Investment Income	28
Realized Gain:
Investments in Affiliates	16
Capital Gain Distribution Received from Underlying Affiliated Fund	3
Net Realized Gain	19
Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	292
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	311
Net Increase in Net Assets Resulting from Operations	$339

^  Commencement of operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Total Emerging Markets Portfolio

Statements of Changes in Net Assets	Period from May 31, 2012^ to December 31, 2012 (000)
Increase in Net Assets:
Operations:
Net Investment Income	$28
Net Realized Gain	19
Net Change in Unrealized Appreciation (Depreciation)	292
Net Increase in Net Assets Resulting from Operations	339
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(28)
Net Realized Gain	(12)
Class P:
Net Investment Income	(1)
Net Realized Gain	(1)
Class H:
Net Investment Income	(1)
Net Realized Gain	(1)
Class L:
Net Investment Income	(1)
Net Realized Gain	(1)
Total Distributions	(46)
Capital Share Transactions:(1)
Class I:
Subscribed	1,700
Class P:
Subscribed	100
Class H:
Subscribed	100
Class L:
Subscribed	100
Net Increase in Net Assets Resulting from Capital Share Transactions	2,000
Total Increase in Net Assets	2,293
Net Assets:
Beginning of Period	—
End of Period (Including Undistributed Net Investment Income of $—@)	$2,293
(1) Capital Share Transactions:
Class I:
Shares Subscribed	170
Class P:
Shares Subscribed	10
Class H:
Shares Subscribed	10
Class L:
Shares Subscribed	10

^  Commencement of operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Total Emerging Markets Portfolio

	Class I
Selected Per Share Data and Ratios	Period from May 31, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.15
Net Realized and Unrealized Gain	1.55
Total from Investment Operations	1.70
Distributions from and/or in Excess of:
Net Investment Income	(0.16)
Net Realized Gain	(0.07)
Total Distributions	(0.23)
Net Asset Value, End of Period	$11.47
Total Return++	17.07	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,948
Ratio of Expenses to Average Net Assets (1)	0.30	%+‡*
Ratio of Net Investment Income to Average Net Assets (1)	2.32	%+‡*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§
Portfolio Turnover Rate	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	10.92	%*
Net Investment Loss to Average Net Assets	(8.30	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

‡  Expenses do not include the expenses of the Underlying Funds. If expenses of the Underlying Funds were included, the net expense ratio and net investment income ratio, after the waivers and/or reimbursements would be 1.35% and 1.27%, respectively.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Total Emerging Markets Portfolio

	Class P
Selected Per Share Data and Ratios	Period from May 31, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.13
Net Realized and Unrealized Gain	1.55
Total from Investment Operations	1.68
Distributions from and/or in Excess of:
Net Investment Income	(0.15)
Net Realized Gain	(0.07)
Total Distributions	(0.22)
Net Asset Value, End of Period	$11.46
Total Return++	16.81	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$115
Ratio of Expenses to Average Net Assets (1)	0.55	%+‡*
Ratio of Net Investment Income to Average Net Assets (1)	2.07	%+‡*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§
Portfolio Turnover Rate	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	11.17	%*
Net Investment Loss to Average Net Assets	(8.55	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

‡  Expenses do not include the expenses of the Underlying Funds. If expenses of the Underlying Funds were included, the net expense ratio and net investment income ratio, after the waivers and/or reimbursements would be 1.60% and 1.02%, respectively.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Total Emerging Markets Portfolio

	Class H
Selected Per Share Data and Ratios	Period from May 31, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.13
Net Realized and Unrealized Gain	1.55
Total from Investment Operations	1.68
Distributions from and/or in Excess of:
Net Investment Income	(0.15)
Net Realized Gain	(0.07)
Total Distributions	(0.22)
Net Asset Value, End of Period	$11.46
Total Return++	16.81	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$115
Ratio of Expenses to Average Net Assets (1)	0.55	%+‡*
Ratio of Net Investment Income to Average Net Assets (1)	2.07	%+‡*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§
Portfolio Turnover Rate	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	11.17	%*
Net Investment Loss to Average Net Assets	(8.55	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

‡  Expenses do not include the expenses of the Underlying Funds. If expenses of the Underlying Funds were included, the net expense ratio and net investment income ratio, after the waivers and/or reimbursements would be 1.60% and 1.02%, respectively.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Total Emerging Markets Portfolio

	Class L
Selected Per Share Data and Ratios	Period from May 31, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.10
Net Realized and Unrealized Gain	1.54
Total from Investment Operations	1.64
Distributions from and/or in Excess of:
Net Investment Income	(0.11)
Net Realized Gain	(0.07)
Total Distributions	(0.18)
Net Asset Value, End of Period	$11.46
Total Return++	16.49	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$115
Ratio of Expenses Average Net Assets (1)	1.05	%+‡*
Ratio of Net Investment Income to Average Net Assets (1)	1.57	%+‡*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§
Portfolio Turnover Rate	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	11.67	%*
Net Investment Loss to Average Net Assets	(9.05	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

‡  Expenses do not include the expenses of the Underlying Funds. If expenses of the Underlying Funds were included, the net expense ratio and net investment income ratio, after the waivers and/or reimbursements would be 2.10% and 0.52%, respectively.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Total Emerging Markets Portfolio. The Portfolio is a "fund of funds" in that it seeks to maximize total return by investing primarily in funds advised by Morgan Stanley Investment Management Inc. ("the Adviser") or its affiliates (the "Underlying Funds"). The Portfolio may also invest, to a lesser extent, in individual equity and fixed income securities and exchange-traded funds ("ETFs"). Under normal market conditions, at least 80% of the Portfolio's assets will be allocated among the Underlying Funds and other securities that the Adviser considers to be economically tied to emerging market countries. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Investments are valued at the net asset value per share of each Underlying Fund determined as of the close of the New York Stock Exhange ("NYSE") on valuation date. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the NYSE. Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Investment Companies	$2,285	$—	$—	$2,285
Short-Term Investment —
Investment Company	4	—	—	4
Total Assets	$2,289	$—	$—	$2,289

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class P shares, Class H shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the Portfolio's average daily net assets.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.35% for Class I shares, 1.60% for Class P shares, 1.60% for Class H shares and 2.10% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The expenses of the Underlying Funds are taken into account when calculating the fee waivers and/or expense reimbursements. For the period ended December 31, 2012, approximately $122,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2012.

A summary of the purchases and sales of affiliated registered investment companies, other than short-term investments, for the period ended December 31, 2012 is as follows:

Morgan Stanley Institutional Fund, Inc.	Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value December 31, 2012 (000)
Emerging Markets	$—	$1,153	$74	$5	$9	$1,274
Emerging Markets Domestic Debt	—	528	29	1	12	564
Emerging Markets External Debt	—	537	152	10	12	447

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended December 31, 2012, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2012 (000)
$—	$94	$90	$—	@	$4

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 was as follows:

2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)
$46	$—	@

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to reclassification of distributions received, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in-Capital (000)
$3	($3)	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $1,998,000. The aggregate gross and net unrealized appreciation is approximately $291,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

I. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Total Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Total Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations, changes in net assets and the financial highlights for the period from May 31, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period from May 31, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFITEMANN
IU13-00363P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Emerging Markets External Debt Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets External Debt Portfolio performed during the period ended December 31, 2012.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Emerging Markets External Debt Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets External Debt Portfolio Class I	$1,000.00	$1,111.60	$1,020.86	$4.51	$4.32	0.85%
Emerging Markets External Debt Portfolio Class P	1,000.00	1,110.00	1,019.61	5.83	5.58	1.10
Emerging Markets External Debt Portfolio Class H	1,000.00	1,110.00	1,019.61	5.83	5.58	1.10
Emerging Markets External Debt Portfolio Class L	1,000.00	1,107.80	1,017.09	8.48	8.11	1.60

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Emerging Markets External Debt Portfolio

The Emerging Markets External Debt Portfolio (the "Portfolio") seeks high total return.

Performance

For the period since inception on May 24, 2012 through December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 14.83%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the J.P. Morgan Emerging Markets Bond Index Global (the "Index"), which returned 14.01%.

Factors Affecting Performance

•  As the Portfolio launched in the second quarter of 2012, risk sentiment was trending lower due to Greek political and debt-sustainability concerns, signs of distress out of the euro area periphery, stagnant U.S. jobs growth, and softer Chinese economic data. The benchmark 10-year U.S. Treasury registered record low yields at the end of May amid heightened global growth fears. However, global risk assets recovered partially in June as risk sentiment modestly improved.

•  Global risk assets continued their ascent in the third quarter as decisive developed market policy measures reduced the "tail" risks (that is, an extreme level of risk) for investors, particularly in the euro area, and fostered a more supportive macro environment, despite more moderation in U.S. and China's growth. Emerging market (EM) currencies strengthened markedly versus the U.S. dollar as the European Central Bank's (ECB) aggressive rhetoric and bond-buying program as well as Federal Reserve policy action buoyed higher-yielding assets. Soybean, grain, and corn prices hit record highs due to damaged agricultural harvests, while crude oil stayed at high levels.

•  Despite drawn-out U.S. fiscal cliff negotiations and anti-austerity labor protests sweeping across Europe, risk assets ended the fourth quarter stronger. Manufacturing activity in China expanded, U.S. presidential election uncertainty abated, and the likelihood of a Greek euro exit fell, prompting investors to take a more optimistic tone toward global growth..

•  New issuance activity hit record numbers in 2012, as EM sovereign supply reached $82 billion and a record $329 billion by corporate issuers, bringing the combined total to $411 billion, according to our research.

•  In 2012, emerging market dedicated bond funds tracked by EPFR Global saw net inflows of $38.85 billion, up from $7.9 billion accumulated in 2011, according to weekly data. By currency, while around 60% of inflows went into hard currency funds, local currency inflows picked up pace in the last two months of the year and led the group. EM equity fund inflows totaled $49.4 billion in 2012.

•  Over the course of the year, the risk premium on the Index tightened 160 basis points to 266 basis points above U.S. Treasuries.

•  The Portfolio benefited from overweight exposure to Brazil, Kazakhstan, Mexico, Russia and Venezuela. Brazil benefited from signs of a recovery in growth and the recent increase in global agricultural prices, notably soybean, caused by droughts in the U.S. In Kazakhstan, Russia and Venezuela, rising oil prices acted as a support. Additionally, in Venezuela, investors speculated that political transition may ensue given the fragile state of market-unfriendly President Hugo Chavez's health. In Mexico, the manufacturing sector has remained strong, despite some headwinds from fiscal uncertainty in the U.S., Mexico's largest trade partner. In addition, exposure to Mexican and Peruvian local markets as well as shorter-duration dollar-denominated Argentinean bonds contributed to relative performance.

•  Conversely, underweight exposure to Croatia, Hungary, Indonesia, Philippines, Poland and Ukraine detracted from relative performance. Croatia benefited from euro-zone optimism, as its financial system is heavily euroized. Despite slowing growth, Poland and high-beta Ukraine also outperformed due to euro-optimism. Hungary outperformed due to investor optimism over the country's ability to meet its debt obligations, despite the lack of progress on an International Monetary Fund/European Union financing agreement. In Indonesia, solid growth metrics and strong domestic demand were supportive, while the Philippines benefited from resilient growth, strong capital inflows and positive ratings momentum.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Emerging Markets External Debt Portfolio

Management Strategies

•  We expect the global economy to exhibit varying degrees of economic recovery in 2013. Global growth has moderated, but we still expect emerging market growth rates to outpace growth rates in developed markets, where growth could likely remain below potential. We believe that this growth differential could remain well into 2013. U.S. issues remain prominent with the fiscal threat representing a serious impediment to the timing of a global growth rebound, while the uncertainty around developments in Europe and, to a lesser extent, China still remain. We anticipate that emerging markets could from time to time come under pressure until there is some resolution to fiscal issues in Europe and the U.S.

•  Tail risks for investors, particularly those associated with a disorderly sovereign breakup in Europe, have been reduced. However, market direction may likely closely mirror the ongoing issues in Europe and the pace of economic activity in the U.S. and China. Policy easing by core developed market central banks could support commodity prices, capital inflows into emerging countries, and demand for higher-yielding assets.

•  Despite challenges ahead from an uncertain global environment, we remain positive on emerging markets debt prospects. There was a shift in 2012 toward more of an easing bias among emerging economies; however, recent food and energy inflation pressures suggest that policy easing in emerging markets may be put on hold. Nevertheless, most EM countries still have scope for policy stimulus should global growth weaken further. We believe that EM central banks may continue to adopt policies aimed at limiting local currency appreciation, but may not be able to reverse the longer-term appreciation trend in their currencies.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 24, 2012.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and L shares will vary from Class I shares and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1) and the Lipper Emerging Markets Debt Funds Index(2)

	Period Ended December 31, 2012 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	14.83%
J.P. Morgan Emerging Markets Bond Global Index	—	—	—	14.01
Lipper Emerging Markets Debt Funds Index	—	—	—	14.00
Portfolio — Class P Shares w/o sales charges(4)	—	—	—	14.66
J.P. Morgan Emerging Markets Bond Global Index	—	—	—	14.01
Lipper Emerging Markets Debt Funds Index	—	—	—	14.00
Portfolio — Class H Shares w/o sales charges(4)	—	—	—	14.66
Portfolio — Class H Shares with maximum 3.50% sales charges(4)	—	—	—	10.68
J.P. Morgan Emerging Markets Bond Global Index	—	—	—	14.01
Lipper Emerging Markets Debt Funds Index	—	—	—	14.00

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Emerging Markets External Debt Portfolio

	Period Ended December 31, 2012 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class L Shares w/o sales charges(4)	—	—	—	14.33%
J.P. Morgan Emerging Markets Bond Global Index	—	—	—	14.01
Lipper Emerging Markets Debt Funds Index	—	—	—	14.00

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The J.P. Morgan Emerging Markets Bond Global ("EMBG") Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Debt Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on May 24, 2012.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	92.4%
Corporate Bonds	7.0
Other*	0.6
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open forward foreign currency contracts with total unrealized appreciation of approximately $4,000.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Emerging Markets External Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (97.9%)
Argentina (1.2%)
Sovereign (1.2%)
Argentina Boden Bonds, 7.00%, 10/3/15		$300	$269
Bolivia (0.8%)
Sovereign (0.8%)
Bolivian Government International Bond, 4.88%, 10/29/22 (a)		200	195
Brazil (10.3%)
Corporate Bonds (2.9%)
Banco Safra Cayman Islands Ltd., 6.75%, 1/27/21		200	225
Odebrecht Finance Ltd., 6.00%, 4/5/23		168	195
7.13%, 6/26/42 (a)		200	233
			653
Sovereign (7.4%)
Banco Nacional de Desenvolvimento, Economico e Social, 5.50%, 7/12/20		521	616
Brazilian Government International Bond, 4.88%, 1/22/21		410	496
7.13%, 1/20/37		286	439
Caixa Economica Federal, 3.50%, 11/7/22 (a)		150	153
			1,704
			2,357
Colombia (4.2%)
Sovereign (4.2%)
Colombia Government International Bond, 4.38%, 7/12/21		450	519
4.38%, 3/21/23	COP	414,000	235
6.13%, 1/18/41		$160	220
			974
Costa Rica (0.9%)
Sovereign (0.9%)
Costa Rica Government International Bond, 4.25%, 1/26/23 (a)		200	203
Dominican Republic (0.5%)
Sovereign (0.5%)
Dominican Republic International Bond, 7.50%, 5/6/21		100	117
El Salvador (0.3%)
Sovereign (0.3%)
El Salvador Government International Bond, 5.88%, 1/30/25 (a)		70	71
Hungary (0.5%)
Sovereign (0.5%)
Hungary Government International Bond, 6.38%, 3/29/21		108	120
	Face Amount (000)		Value (000)
Indonesia (6.9%)
Sovereign (6.9%)
Indonesia Government International Bond, 7.75%, 1/17/38		$148	$224
Majapahit Holding BV, 7.75%, 1/20/20		539	681
Pertamina Persero PT, 5.25%, 5/23/21		200	225
Perusahaan Listrik Negara PT, 5.50%, 11/22/21		400	454
			1,584
Ivory Coast (0.6%)
Sovereign (0.6%)
Ivory Coast Government International Bond, 3.75%, 12/31/32 (b)(c)		145	136
Kazakhstan (4.0%)
Sovereign (4.0%)
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22 (a)		200	202
KazMunaiGaz Finance Sub BV, 6.38%, 4/9/21		575	707
			909
Lithuania (1.3%)
Sovereign (1.3%)
Lithuania Government International Bond, 6.63%, 2/1/22		233	299
Malaysia (0.9%)
Sovereign (0.9%)
Malaysia Government Bond, 3.21%, 5/31/13	MYR	618	202
Mexico (13.8%)
Corporate Bond (1.0%)
Cemex SAB de CV, 9.50%, 6/15/18		$200	224
Sovereign (12.8%)
Mexican Bonos, 8.00%, 6/11/20	MXN	4,900	447
Mexico Government International Bond, 3.63%, 3/15/22		$304	333
6.05%, 1/11/40		406	546
Pemex Project Funding Master Trust, 6.63%, 6/15/35		424	541
Petroleos Mexicanos, 4.88%, 1/24/22		943	1,067
			2,934
			3,158
Mongolia (0.9%)
Sovereign (0.9%)
Mongolia Government International Bond, 5.13%, 12/5/22 (a)		200	197

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Emerging Markets External Debt Portfolio

	Face Amount (000)		Value (000)
Panama (0.7%)
Sovereign (0.7%)
Panama Government International Bond, 5.20%, 1/30/20		$144	$173
Peru (3.9%)
Corporate Bond (0.5%)
Corp. Azucarera del Peru SA, 6.38%, 8/2/22 (a)		100	108
Sovereign (3.4%)
Peruvian Government International Bond, 5.63%, 11/18/50		174	226
7.35%, 7/21/25		107	156
8.75%, 11/21/33		32	56
8.20%, 8/12/26 (Units) (d)	PEN	637	351
			789
			897
Philippines (4.4%)
Sovereign (4.4%)
Philippine Government International Bond, 4.00%, 1/15/21		$515	580
9.50%, 2/2/30		248	431
			1,011
Poland (2.5%)
Sovereign (2.5%)
Poland Government International Bond, 3.00%, 3/17/23		530	530
5.00%, 3/23/22		47	56
			586
Russia (14.3%)
Corporate Bond (1.0%)
VimpelCom Holdings BV, 7.50%, 3/1/22		200	230
Sovereign (13.3%)
Russian Agricultural Bank OJSC Via RSHB Capital SA, 7.75%, 5/29/18		244	291
Russian Foreign Bond — Eurobond, 5.00%, 4/29/20		800	947
5.63%, 4/4/42		1,000	1,245
Vnesheconombank Via VEB Finance PLC, 6.90%, 7/9/20		463	566
			3,049
			3,279
Serbia (0.9%)
Sovereign (0.9%)
Republic of Serbia, 5.25%, 11/21/17 (a)		200	208
Thailand (0.9%)
Corporate Bond (0.9%)
PTT Global Chemical PCL, 4.25%, 9/19/22 (a)		200	208
	Face Amount (000)	Value (000)
Turkey (8.7%)
Sovereign (8.7%)
Export Credit Bank of Turkey, 5.88%, 4/24/19 (a)	$200	$228
Turkey Government International Bond, 6.00%, 1/14/41	400	500
6.25%, 9/26/22	537	671
6.88%, 3/17/36	440	596
		1,995
Uruguay (0.7%)
Sovereign (0.7%)
Uruguay Government International Bond, 8.00%, 11/18/22	109	159
Venezuela (12.9%)
Sovereign (12.9%)
Petroleos de Venezuela SA, 8.50%, 11/2/17	1,443	1,429
Venezuela Government International Bond, 9.25%, 9/15/27	1,528	1,536
		2,965
Zambia (0.9%)
Sovereign (0.9%)
Zambia Government International Bond, 5.38%, 9/20/22 (a)	200	200
Total Fixed Income Securities (Cost $20,364)		22,472
	Shares
Short-Term Investment (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $130)	130,459	130
Total Investments (98.5%) (Cost $20,494) (e)		22,602
Other Assets in Excess of Liabilities (1.5%)		338
Net Assets (100.0%)		$22,940

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2012. Maturity date disclosed is the ultimate maturity date.

(c)  Issuer is in default.

(d)  Consists of one or more classes of securities traded together as a unit.

(e)  Securities are available for collateral in connection with open foreign currency exchange contracts.

OJSC  Open Joint Stock Company.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Emerging Markets External Debt Portfolio

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at December 31, 2012:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (000)
JPMorgan Chase Bank	USD	225	$225	1/18/13	RUB	7,000	$229	$4

COP  —  Colombian Peso

MXN  —  Mexican New Peso

MYR  —  Malaysian Ringgit

PEN  —  Peruvian Nuevo Sol

RUB  —  Russian Ruble

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Emerging Markets External Debt Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $20,364)	$22,472
Investment in Security of Affiliated Issuer, at Value (Cost $130)	130
Total Investments in Securities, at Value (Cost $20,494)	22,602
Foreign Currency, at Value (Cost $27)	27
Interest Receivable	338
Prepaid Offering Costs	47
Due from Adviser	35
Unrealized Appreciation on Foreign Currency Exchange Contracts	4
Receivable from Affiliate	—	@
Other Assets	—	@
Total Assets	23,053
Liabilities:
Payable for Offering Costs	85
Payable for Professional Fees	15
Payable for Custodian Fees	4
Payable for Administration Fees	2
Payable for Transfer Agent Fees	1
Payable for Distribution and Shareholder Services Fees — Class P	—	@
Payable for Distribution and Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	6
Total Liabilities	113
Net Assets	$22,940
Net Assets Consist Of:
Paid-in-Capital	$20,668
Undistributed Net Investment Income	18
Accumulated Net Realized Gain	141
Unrealized Appreciation (Depreciation) on:
Investments	2,108
Foreign Currency Exchange Contracts	4
Foreign Currency Translations	1
Net Assets	$22,940
CLASS I:
Net Assets	$22,597
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,034,581
Net Asset Value, Offering and Redemption Price Per Share	$11.11
CLASS P:
Net Assets	$111
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$11.11
CLASS H:
Net Assets	$121
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,872
Net Asset Value, Redemption Price Per Share	$11.11
Maximum Sales Load	3.50%
Maximum Sales Charge	$0.40
Maximum Offering Price Per Share	$11.51
CLASS L:
Net Assets	$111
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000
Net Asset Value, Offering and Redemption Price Per Share	$11.11

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Emerging Markets External Debt Portfolio

Statement of Operations	Period from May 24, 2012^ to December 31, 2012 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ Foreign Taxes Withheld)	$732
Dividends from Security of Affiliated Issuer	2
Total Investment Income	734
Expenses:
Advisory Fees (Note B)	101
Offering Costs	73
Professional Fees	52
Administration Fees (Note C)	11
Custodian Fees (Note F)	9
Transfer Agency Fees (Note E)	9
Shareholder Reporting Fees	7
Pricing Fees	3
Registration Fees	1
Directors' Fees and Expenses	1
Distribution and Shareholder Services Fees — Class P (Note D)	—	@
Distribution and Shareholder Services Fees — Class H (Note D)	—	@
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Other Expenses	5
Total Expenses	272
Waiver of Advisory Fees (Note B)	(101)
Expenses Reimbursed by Adviser (Note B)	(56)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Expense Offset (Note F)	(—	@)
Net Expenses	113
Net Investment Income	621
Realized Gain (Loss):
Investments Sold	288
Foreign Currency Exchange Contracts	10
Foreign Currency Transactions	(1)
Futures Contracts	(—	@)
Net Realized Gain	297
Change in Unrealized Appreciation (Depreciation):
Investments	2,108
Foreign Currency Exchange Contracts	4
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	2,113
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,410
Net Increase in Net Assets Resulting from Operations	$3,031

^  Commencement of operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Emerging Markets External Debt Portfolio

Statements of Changes in Net Assets	Period from May 24, 2012^ to December 31, 2012 (000)
Increase in Net Assets:
Operations:
Net Investment Income	$621
Net Realized Gain	297
Net Change in Unrealized Appreciation (Depreciation)	2,113
Net Increase in Net Assets Resulting from Operations	3,031
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(607)
Net Realized Gain	(141)
Class P:
Net Investment Income	(3)
Net Realized Gain	(1)
Class H:
Net Investment Income	(3)
Net Realized Gain	(1)
Class L:
Net Investment Income	(2)
Net Realized Gain	(1)
Total Distributions	(759)
Capital Share Transactions:(1)
Class I:
Subscribed	20,528
Distributions Reinvested	24
Redeemed	(194)
Class P:
Subscribed	100
Class H:
Subscribed	110
Distributions Reinvested	— @
Redeemed	(— @)
Class L:
Subscribed	100
Net Increase in Net Assets Resulting from Capital Share Transactions	20,668
Total Increase in Net Assets	22,940
Net Assets:
Beginning of Period	—
End of Period (Including Undistributed Net Investment Income of $18)	$22,940
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,050
Shares Issued on Distributions Reinvested	2
Shares Redeemed	(17)
Net Increase in Class I Shares Outstanding	2,035
Class P:
Shares Subscribed	10
Class H:
Shares Subscribed	11
Shares Issued on Distributions Reinvested	— @@
Shares Redeemed	(— @@)
Net Increase in Class H Shares Outstanding	11
Class L:
Shares Subscribed	10

^  Commencement of operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Emerging Markets External Debt Portfolio

	Class I
Selected Per Share Data and Ratios	Period from May 24, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.30
Net Realized and Unrealized Gain	1.18
Total from Investment Operations	1.48
Distributions from and/or in Excess of:
Net Investment Income	(0.30)
Net Realized Gain	(0.07)
Total Distributions	(0.37)
Net Asset Value, End of Period	$11.11
Total Return++	14.83	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$22,597
Ratio of Expenses to Average Net Assets (1)	0.84	%+*
Ratio of Net Investment Income to Average Net Assets (1)	4.63	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.02	%*
Net Investment Income to Average Net Assets	3.45	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Emerging Markets External Debt Portfolio

	Class P
Selected Per Share Data and Ratios	Period from May 24, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.29
Net Realized and Unrealized Gain	1.17
Total from Investment Operations	1.46
Distributions from and/or in Excess of:
Net Investment Income	(0.28)
Net Realized Gain	(0.07)
Total Distributions	(0.35)
Net Asset Value, End of Period	$11.11
Total Return++	14.66	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$111
Ratio of Expenses to Average Net Assets (1)	1.09	%+*
Ratio of Net Investment Income to Average Net Assets (1)	4.38	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.27	%*
Net Investment Income to Average Net Assets	3.20	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Emerging Markets External Debt Portfolio

	Class H
Selected Per Share Data and Ratios	Period from May 24, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.29
Net Realized and Unrealized Gain	1.17
Total from Investment Operations	1.46
Distributions from and/or in Excess of:
Net Investment Income	(0.28)
Net Realized Gain	(0.07)
Total Distributions	(0.35)
Net Asset Value, End of Period	$11.11
Total Return++	14.66	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$121
Ratio of Expenses to Average Net Assets (1)	1.09	%+*
Ratio of Net Investment Income to Average Net Assets (1)	4.38	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.27	%*
Net Investment Income to Average Net Assets	3.20	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Emerging Markets External Debt Portfolio

	Class L
Selected Per Share Data and Ratios	Period from May 24, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.25
Net Realized and Unrealized Gain	1.18
Total from Investment Operations	1.43
Distributions from and/or in Excess of:
Net Investment Income	(0.25)
Net Realized Gain	(0.07)
Total Distributions	(0.32)
Net Asset Value, End of Period	$11.11
Total Return++	14.33	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$111
Ratio of Expenses Average Net Assets (1)	1.59	%+*
Ratio of Net Investment Income to Average Net Assets (1)	3.88	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.77	%*
Net Investment Income to Average Net Assets	2.70	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets External Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government- related issuers and corporate issuers in emerging market countries. The securities in which the Portfolio may invest will primarily be denominated in U.S. dollars. The Portfolio may invest, to a lesser extent, in securities denominated in currencies other than U.S. dollars. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$1,577	$—	$1,577
Sovereign	—	20,895	—	20,895
Total Fixed Income Securities	—	22,472	—	22,472
Short-Term Investment — Investment Company	130	—	—	130
Foreign Currency Exchange Contracts	—	4	—	4
Total Assets	$130	$22,476	$—	$22,606

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with their investments in foreign securities, certain Portfolios also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts. There were no open futures contracts at December 31, 2012.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2012.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Appreciation on Foreign Currency Exchange Contracts	Currency Risk	$4

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

appreciation (depreciation) by type of derivative contract for the period ended December 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$10
Interest Rate Risk	Futures Contracts	(—	@)
Total		$10

@  Amount is less than $500.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$4

For the period ended December 31, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $229,000 and the average monthly original value of futures contracts was approximately $199,000.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class P shares, Class H shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the period ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 0.85% for Class I shares, 1.10% for Class P shares, 1.10% for Class H shares and 1.60% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the period ended December 31, 2012, approximately $157,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $25,975,000 and $5,936,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended December 31, 2012, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$—	$25,790	$25,660	$2	$130

H. Federal Income Taxes: It is the Portflio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 was as follows:

2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)
$759	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$12	$(12)	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$164	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is $20,494,000. The aggregate gross unrealized appreciation is $2,125,000 and the aggregate gross unrealized depreciation is $17,000 resulting in net unrealized appreciation of $2,108,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are uti-

lized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

I. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets External Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets External Debt Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations, and changes in net assets and the financial highlights for the period from May 24, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets External Debt Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period from May 24, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMEDANN
IU13-00366P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

U.S. Real Estate Portfolio

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
U.S. Privacy Policy	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in U.S. Real Estate Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,017.00	$1,020.16	$5.02	$5.03	0.99%
U.S. Real Estate Portfolio Class P	1,000.00	1,015.40	1,018.90	6.28	6.29	1.24
U.S. Real Estate Portfolio Class H	1,000.00	1,015.40	1,018.90	6.28	6.29	1.24
U.S. Real Estate Portfolio Class L	1,000.00	1,012.70	1,016.39	8.80	8.82	1.74

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the "Portfolio") seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 16.26%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the FTSE NAREIT Equity REITs Index (the "Index"), which returned 18.06%, and outperformed the S&P 500® Index, which returned 16.00%.

Factors Affecting Performance

•  The real estate investment trust (REIT) market gained 18.06% in the 12-month period ending December 31, 2012, as measured by the Index. In 2012, movements in REIT share prices appeared to have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. They were also impacted by the "risk-on/risk-off" gyrations of the broader equity markets. In the latter half of 2012, it also appeared that at times REITs lagged broader equities as price appreciation was held back by meaningful equity issuance, and perhaps as REITs appeared less attractive in a risk-on environment, despite continued accommodative measures by the Federal Reserve.

•  Among the major U.S. REIT sectors, the retail sector outperformed and the apartment and office sectors underperformed the Index. The apartment sector was the weakest performer in 2012 among the major sectors, despite posting continued strong operating results and having provided very favorable outlook for the latter part of 2012 and for 2013. Unfavorable investor sentiment may be attributed to the fact that this is the one sector in which the supply pipeline is beginning to build, which may indicate that the sector is close to attaining its peak revenue growth rates. It also appeared that favorable sentiment with regard to the recovery of the U.S. housing market and homebuilding stocks created investor concern with regard to the sustainability of the current strength of apartment operating fundamentals, which resulted in downward pressure on the apartment company share prices. The office sector underperformed, with the companies with exposure to central business district (CBD) assets underperforming and those with suburban office assets outperforming the Index. Investors remained concerned that anemic tenant demand will continue to weigh on operating fundamentals, although the investment market for CBD assets remained robust. The retail sector outperformed as a result of strong performance by the owners of both malls and shopping centers. Among the smaller sectors, the industrial sector posted the best performance for the full year, benefiting from favorable macro sentiment. The health care and storage sectors also outperformed. The hotel sector lagged for the full year as the favorable boost from risk-on sentiment appeared to be fully offset by concerns with regard to the impact of the fiscal cliff, other macro issues, and equity issuance from a number of the companies.

•  The Portfolio underperformed the Index for the period. Bottom-up stock selection and top-down sector allocation detracted from performance. Stock selection was strong in the diversified and hotel sectors; this was offset by the negative impact of stock selection in the health care, CBD office, and storage sectors. From a top-down perspective, the Portfolio benefited from the underweight to the specialty office sector, while the underweight to the industrial sector detracted.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research led us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of upscale urban hotels, high quality malls, apartments, CBD office assets and a number of out of favor companies and an underweighting to companies concentrated in the ownership of health care, specialty office, storage and industrial assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. Assuming asset values for high quality

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

assets were approximately 2% below their all-time peak levels achieved in early 2007, the REIT market ended the period at an approximate average 15% premium to NAV. We would note that while investors appear to have remained receptive to equity issuance by the REITs to fund acquisitions, there is some risk that continued significant equity issuance may overwhelm the favorable funds flow to the sector.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the FTSE NAREIT Equity REITs Index(1), the S&P 500® Index(2), and the Lipper Real Estate Funds Average(3)

	Period Ended December 31, 2012 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	16.26%	5.06%	12.66%	12.89%
FTSE NAREIT Equity REITs Index	18.06	5.45	11.63	11.16
S&P 500® Index	16.00	1.66	7.10	8.20
Lipper Real Estate Funds Average	17.74	4.96	10.78	11.21
Portfolio — Class P Shares w/o sales charges(6)	16.02	4.78	12.37	11.96
FTSE NAREIT Equity REITs Index	18.06	5.45	11.63	10.84
S&P 500® Index	16.00	1.66	7.10	6.96
Lipper Real Estate Funds Average	17.74	4.96	10.78	10.70
	Period Ended December 31, 2012 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class H Shares w/o sales charges(7)	16.02%	—	—	15.20%
Portfolio — Class H Shares with maximum 4.75% sales charges(7)	10.53	—	—	10.40
FTSE NAREIT Equity REITs Index	18.06	—	—	18.01
S&P 500® Index	16.00	—	—	13.79
Lipper Real Estate Funds Average	17.74	—	—	17.49
Portfolio — Class L Shares w/o sales charges(7)	15.44	—	—	14.63
FTSE NAREIT Equity REITs Index	18.06	—	—	18.01
S&P 500® Index	16.00	—	—	13.79
Lipper Real Estate Funds Average	17.74	—	—	17.49

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on November 11, 2011.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	20.0%
Apartments	18.1
Health Care	12.1
Diversified	11.3
Lodging/Resorts	9.6
Office	9.1
Other*	7.5
Industrial	6.7
Shopping Centers	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.8%)
Apartments (18.1%)
Apartment Investment & Management Co., Class A REIT	240,128	$6,498
AvalonBay Communities, Inc. REIT	263,844	35,775
BRE Properties, Inc. REIT	122,240	6,213
Camden Property Trust REIT	302,871	20,659
Equity Residential REIT	1,612,146	91,360
Essex Property Trust, Inc. REIT	23,550	3,453
UDR, Inc. REIT	347,419	8,262
		172,220
Commercial Financing (0.1%)
Starwood Property Trust, Inc. REIT	25,585	588
Diversified (11.3%)
Cousins Properties, Inc. REIT	1,280,413	10,692
Digital Realty Trust, Inc. REIT	122,610	8,324
Forest City Enterprises, Inc., Class A (a)	1,469,535	23,733
Lexington Realty Trust REIT	49,420	516
Vornado Realty Trust REIT	752,676	60,274
Winthrop Realty Trust REIT	338,803	3,744
		107,283
Health Care (12.1%)
Assisted Living Concepts, Inc., Class A	581,430	5,669
HCP, Inc. REIT	1,239,548	56,003
Healthcare Realty Trust, Inc. REIT	778,513	18,692
Senior Housing Properties Trust REIT	939,981	22,221
Ventas, Inc. REIT	182,809	11,831
		114,416
Industrial (6.7%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d)	14,000	5,228
Cabot Industrial Value Fund III, LP REIT (a)(b)(c)(d)	10,926	5,860
DCT Industrial Trust, Inc. REIT	1,431,822	9,292
Exeter Industrial Value Fund, LP REIT (a)(b)(c)(d)	7,905,000	7,510
Keystone Industrial Fund, LP REIT (a)(b)(c)(d)	7,574,257	7,892
KTR Industrial Fund II, LP REIT (a)(b)(c)(d)	9,037,500	12,237
ProLogis, Inc. REIT	418,349	15,266
		63,285
Lodging/Resorts (9.6%)
Ashford Hospitality Trust, Inc. REIT	440,936	4,634
Host Hotels & Resorts, Inc. REIT	3,711,528	58,160
Starwood Hotels & Resorts Worldwide, Inc.	496,234	28,464
		91,258
Manufactured Homes (1.8%)
Equity Lifestyle Properties, Inc. REIT	255,428	17,188
Mixed Industrial/Office (1.2%)
Duke Realty Corp. REIT	585,415	8,120
PS Business Parks, Inc. REIT	48,761	3,168
		11,288
	Shares	Value (000)
Office (9.1%)
Alexandria Real Estate Equities, Inc. REIT	45,860	$3,179
Boston Properties, Inc. REIT	393,190	41,603
BRCP REIT I, LP (a)(b)(c)(d)	6,101,396	1,733
BRCP REIT II, LP (a)(b)(c)(d)	8,363,574	4,383
Brookfield Office Properties, Inc.	90,993	1,548
Corporate Office Properties Trust REIT	14,378	359
Hudson Pacific Properties, Inc. REIT	402,184	8,470
Mack-Cali Realty Corp. REIT	683,578	17,848
SL Green Realty Corp. REIT	92,070	7,057
		86,180
Regional Malls (20.0%)
General Growth Properties, Inc. REIT	1,502,697	29,829
Macerich Co. (The) REIT	299,522	17,462
Simon Property Group, Inc. REIT	904,364	142,971
		190,262
Self Storage (4.2%)
Public Storage REIT	260,089	37,703
Sovran Self Storage, Inc. REIT	41,648	2,586
		40,289
Shopping Centers (5.6%)
Acadia Realty Trust REIT	122,557	3,074
Federal Realty Investment Trust REIT	85,450	8,888
Regency Centers Corp. REIT	785,736	37,024
Retail Opportunity Investments Corp. REIT	330,884	4,255
		53,241
Total Common Stocks (Cost $765,366)		947,498
Short-Term Investment (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $1,733)	1,732,604	1,733
Total Investments (100.0%) (Cost $767,099)		949,231
Liabilities in Excess of Other Assets (0.0%)		(199)
Net Assets (100.0%)		$949,032

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2012.

(c)  At December 31, 2012, the Portfolio held fair valued securities valued at approximately $44,843,000, representing 4.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933. BRCP REIT I, LP was acquired between 5/03 - 5/08 and has a cost basis of approximately $1,774,000. BRCP REIT II, LP was acquired between 10/06 - 4/11 and has a current cost basis of approximately $8,364,000. Cabot Industrial Value Fund II, LP was acquired between 11/05 - 2/10 and has a current cost basis of approximately $7,000,000. Cabot Industrial Value Fund III, LP was acquired between 12/08 - 12/12 and has a current cost basis of approximately $5,463,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $7,905,000. Keystone Industrial Fund, LP was acquired between 3/06 - 6/11 and has a current cost basis of approximately $5,967,000. KTR Industrial Fund II, LP was acquired between 1/09 - 5/12 and has a current cost basis of approximately $9,038,000. At December 31, 2012, these securities had an aggregate market value of approximately $44,843,000, representing 4.7% of net assets.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $765,366)	$947,498
Investment in Security of Affiliated Issuer, at Value (Cost $1,733)	1,733
Total Investments in Securities, at Value (Cost $767,099)	949,231
Dividends Receivable	2,911
Receivable for Investments Sold	1,232
Receivable for Portfolio Shares Sold	1,200
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	954,577
Liabilities:
Payable for Advisory Fees	1,884
Payable for Portfolio Shares Redeemed	1,608
Payable for Investments Purchased	1,177
Payable for Sub Transfer Agency Fees	604
Payable for Administration Fees	64
Payable for Professional Fees	28
Payable for Distribution and Shareholder Services Fees — Class P	19
Payable for Distribution and Shareholder Services Fees — Class H	5
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Directors' Fees and Expenses	14
Payable for Custodian Fees	12
Payable for Transfer Agent Fees	6
Other Liabilities	121
Total Liabilities	5,545
Net Assets	$949,032
Net Assets Consist Of:
Paid-in-Capital	$761,959
Undistributed Net Investment Income	4,180
Accumulated Net Realized Gain	761
Unrealized Appreciation (Depreciation) on:
Investments	182,132
Net Assets	$949,032
CLASS I:
Net Assets	$826,420
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	48,818,296
Net Asset Value, Offering and Redemption Price Per Share	$16.93
CLASS P:
Net Assets	$92,240
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	5,556,566
Net Asset Value, Offering and Redemption Price Per Share	$16.60
CLASS H:
Net Assets	$25,397
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,530,102
Net Asset Value, Redemption Price Per Share	$16.60
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.83
Maximum Offering Price Per Share	$17.43
CLASS L:
Net Assets	$4,975
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	299,903
Net Asset Value, Offering and Redemption Price Per Share	$16.59

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $55 of Foreign Taxes Withheld)	$24,695
Dividends from Security of Affiliated Issuer	23
Total Investment Income	24,718
Expenses:
Advisory Fees (Note B)	7,709
Administration Fees (Note C)	797
Sub Transfer Agency Fees	709
Distribution and Shareholder Services Fees — Class P (Note D)	245
Distribution and Shareholder Services Fees — Class H (Note D)	67
Distribution and Shareholder Services Fees — Class L (Note D)	41
Shareholder Reporting Fees	137
Registration Fees	101
Professional Fees	72
Transfer Agency Fees (Note E)	50
Custodian Fees (Note F)	42
Directors' Fees and Expenses	26
Pricing Fees	4
Other Expenses	19
Expenses Before Non Operating Expenses	10,019
Investment Related Expenses	107
Total Expenses	10,126
Rebate from Morgan Stanley Affiliate (Note G)	(25)
Expense Offset (Note F)	(—	@)
Net Expenses	10,101
Net Investment Income	14,617
Realized Gain:
Investments Sold	24,903
Change in Unrealized Appreciation (Depreciation):
Investments	103,917
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	128,820
Net Increase in Net Assets Resulting from Operations	$143,437

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$14,617	$7,100
Net Realized Gain	24,903	93,337
Net Change in Unrealized Appreciation (Depreciation)	103,917	(49,800)
Net Increase in Net Assets Resulting from Operations	143,437	50,637
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(10,207)	(7,696)
Net Realized Gain	(14,424)	—
Class P:
Net Investment Income	(924)	(714)
Net Realized Gain	(1,660)	—
Class H:
Net Investment Income	(252)	—
Net Realized Gain	(457)	—
Class L:
Net Investment Income	(23)	—
Net Realized Gain	(89)	—
Total Distributions	(28,036)	(8,410)
Capital Share Transactions:(1)
Class I:
Subscribed	222,400	189,073
Issued due to a tax-free reorganization	—	635
Distributions Reinvested	21,453	6,787
Redeemed	(289,977)	(316,556)
Class P:
Subscribed	25,720	31,619
Distributions Reinvested	2,520	697
Redeemed	(40,050)	(33,714)
Class H:
Subscribed	1,841	156
Issued due to a tax-free reorganization	—	27,271
Distributions Reinvested	689	—
Redeemed	(7,058)	(1,095)
Class L:
Subscribed	152	15
Issued due to a tax-free reorganization	—	6,074
Distributions Reinvested	108	—
Redeemed	(1,875)	(276)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(64,077)	(89,314)
Total Increase (Decrease) in Net Assets	51,324	(47,087)
Net Assets:
Beginning of Period	897,708	944,795
End of Period (Including Undistributed Net Investment Income of $4,180 and $1,239)	$949,032	$897,708

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	13,406	12,757
Shares Issued due to tax-free reorganization	—	43
Shares Issued on Distributions Reinvested	1,280	462
Shares Redeemed	(17,453)	(21,365)
Net Decrease in Class I Shares Outstanding	(2,767)	(8,103)
Class P:
Shares Subscribed	1,586	2,176
Shares Issued on Distributions Reinvested	153	48
Shares Redeemed	(2,442)	(2,312)
Net Decrease in Class P Shares Outstanding	(703)	(88)
Class H:
Shares Subscribed	112	11
Shares Issued due to tax-free reorganization	—	1,878
Shares Issued on Distributions Reinvested	42	—
Shares Redeemed	(436)	(77)
Net Increase (Decrease) in Class H Shares Outstanding	(282)	1,812
Class L:
Shares Subscribed	9	1
Shares Issued due to tax-free reorganization	—	418
Shares Issued on Distributions Reinvested	7	—
Shares Redeemed	(116)	(19)
Net Increase (Decrease) in Class L Shares Outstanding	(100)	400

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011	2010		2009		2008
Net Asset Value, Beginning of Period	$14.99		$14.33	$11.18		$8.87		$15.75
Income (Loss) from Investment Operations:
Net Investment Income†	0.24		0.11	0.30		0.23		0.31
Net Realized and Unrealized Gain (Loss)	2.19		0.69	3.02		2.30		(5.84)
Total from Investment Operations	2.43		0.80	3.32		2.53		(5.53)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.14)	(0.17)		(0.22)		(0.31)
Net Realized Gain	(0.29)		—	—		—		(1.04)
Total Distributions	(0.49)		(0.14)	(0.17)		(0.22)		(1.35)
Redemption Fees	—		—	—		0.00	‡	0.00	‡
Net Asset Value, End of Period	$16.93		$14.99	$14.33		$11.18		$8.87
Total Return++	16.26%		5.57%	29.86%		29.65%		(38.07)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$826,420		$773,138	$855,474		$584,820		$448,897
Ratio of Expenses to Average Net Assets (1)	0.98	%+††	1.01%+	0.99	%+††	0.99	%+	0.95	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.97	%+††	1.00%+	0.98	%+††	0.96	%+	0.91	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.45	%+††	0.76%+	2.34	%+††	2.70	%+	2.19	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00%§	0.00	%††§	0.00	%§	0.00	%§
Portfolio Turnover Rate	22%		21%	41%		30%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.03%	N/A		1.00	%+	0.96	%+
Net Investment Income to Average Net Assets	N/A		0.74%	N/A		2.69	%+	2.18	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

U.S. Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011	2010		2009		2008
Net Asset Value, Beginning of Period	$14.70		$14.07	$10.99		$8.73		$15.53
Income (Loss) from Investment Operations:
Net Investment Income†	0.19		0.08	0.26		0.21		0.28
Net Realized and Unrealized Gain (Loss)	2.16		0.66	2.96		2.25		(5.77)
Total from Investment Operations	2.35		0.74	3.22		2.46		(5.49)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.11)	(0.14)		(0.20)		(0.27)
Net Realized Gain	(0.29)		—	—		—		(1.04)
Total Distributions	(0.45)		(0.11)	(0.14)		(0.20)		(1.31)
Redemption Fees	—		—	—		0.00	‡	0.00	‡
Net Asset Value, End of Period	$16.60		$14.70	$14.07		$10.99		$8.73
Total Return++	16.02%		5.26%	29.51%		29.31%		(38.26)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$92,240		$92,047	$89,321		$116,164		$95,828
Ratio of Expenses to Average Net Assets (1)	1.23	%+††	1.26%+	1.24	%+††	1.24	%+	1.20	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.22	%+††	1.25%+	1.23	%+††	1.21	%+	1.16	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.20	%+††	0.54%+	2.09	%+††	2.45	%+	2.05	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00%§	0.00	%††§	0.00	%§	0.00	%§
Portfolio Turnover Rate	22%		21%	41%		30%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.28%	N/A		1.25	%+	1.21	%+
Net Investment Income to Average Net Assets	N/A		0.52%	N/A		2.44	%+	2.04	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

U.S. Real Estate Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2012		Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$14.70		$14.52
Income from Investment Operations:
Net Investment Income†	0.19		0.07
Net Realized and Unrealized Gain	2.16		0.11
Total from Investment Operations	2.35		0.18
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		—
Net Realized Gain	(0.29)		—
Total Distributions	(0.45)		—
Net Asset Value, End of Period	$16.60		$14.70
Total Return++	16.02%		1.24	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,397		$26,644
Ratio of Expenses to Average Net Assets (1)	1.23	%+††	1.25	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.22	%+††	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.20	%+††	3.81	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§*
Portfolio Turnover Rate	22%		21	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	N/A		1.41	%*
Net Investment Income to Average Net Assets	N/A		3.65	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

U.S. Real Estate Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2012		Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$14.69		$14.52
Income from Investment Operations:
Net Investment Income†	0.10		0.06
Net Realized and Unrealized Gain	2.16		0.11
Total from Investment Operations	2.26		0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		—
Net Realized Gain	(0.29)		—
Total Distributions	(0.36)		—
Net Asset Value, End of Period	$16.59		$14.69
Total Return++	15.44%		1.17	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,975		$5,879
Ratio of Expenses Average Net Assets (1)	1.73	%+††	1.75	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.72	%+††	N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.70	%+††	3.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§*
Portfolio Turnover Rate	22%		21	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.91	%+*
Net Investment Income to Average Net Assets	N/A		3.17	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio focuses on REITs as well as real estate operating companies ("REOCs") that invest in a variety of property types and regions. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

On November 11, 2011, the Portfolio acquired the net assets of Morgan Stanley Real Estate Fund ("Real Estate Fund"), an open-end investment company. Based on the respective valuations as of the close of business on November 11, 2011, pursuant to a Plan of Reorganization approved by the shareholders of Real Estate Fund on October 27, 2011 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 42,903 Class I shares of the Portfolio at a net asset value of $14.80 per share for 102,854 Class I shares of Real Estate Fund; 1,878,193 Class H shares of the Portfolio at a net asset value of $14.52 for 3,927,044 Class A shares and 528,039 Class B shares of Real Estate Fund; 418,343 Class L shares of the Portfolio at a net asset value of $14.52 for 1,005,298 Class C shares of Real Estate Fund. The net assets of Real Estate Fund before the Reorganization were approximately $33,981,000, including unrealized appreciation of approximately $12,071,000 at November 11, 2011. The investment portfolio of Real Estate Fund, with a fair value of approximately $34,585,000 and identified cost of approximately $22,514,000 on November 11, 2011, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Real Estate Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $882,125,000. Immediately after the merger, the net assets of the Portfolio were approximately $916,106,000.

Upon closing of the Reorganization, shareholders of Real Estate Fund received shares of the Portfolio as follows:

Real Estate Fund	U.S. Real Estate Portfolio
Class A	Class H
Class B	Class H
Class C	Class L
Class I	Class I

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the year ended December 31, 2011, are as follows:

Net investment income(1)	$9,128,000
Net realized and unrealized gain (loss)(2)	$48,748,000
Net increase (decrease) in net assets resulting from operations	$57,876,000

(1) Approximately $7,100,000 as reported, plus approximately $1,099,000 Real Estate Fund premerger, plus approximately $929,000 of estimated pro-forma eliminated expenses.

(2) Approximately $43,537,000 as reported, plus approximately $5,211,000 Real Estate Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Real Estate Fund that have been included in the Portfolio's Statement of Operations since December 31, 2011.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$172,220	$—	$—	$172,220
Commercial Financing	588	—	—	588
Diversified	107,283	—	—	107,283
Health Care	114,416	—	—	114,416
Industrial	24,558	—	38,727	63,285
Lodging/Resorts	91,258	—	—	91,258
Manufactured Homes	17,188	—	—	17,188
Mixed Industrial/Office	11,288	—	—	11,288
Office	80,064	—	6,116	86,180
Regional Malls	190,262	—	—	190,262
Self Storage	40,289	—	—	40,289
Shopping Centers	53,241	—	—	53,241
Total Common Stocks	902,655	—	44,843	947,498
Short-Term Investment —
Investment Company	1,733	—	—	1,733
Total Assets	$904,388	$—	$44,843	$949,231

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$38,048
Purchases	2,707
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	4,088
Realized gains (losses)	—
Ending Balance	$44,843
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2012	$4,088

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stocks	$38,727	Adjusted Capital Balance	Underlying Investment Financial Statements
Office
Common Stocks	$6,116	Adjusted Capital Balance	Underlying Investment Financial Statements

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2012, BRCP REIT I, LLC has drawn down approximately $6,101,000 which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2012, BRCP REIT II, LLC has drawn down approximately $8,364,000 which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2012, Exeter Industrial Value Fund LP has drawn down approximately $7,905,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $7,946,000 for which it will receive 7,946,000 shares of common stock. As of December 31, 2012, Keystone Industrial Fund, LP has drawn down approximately $7,574,000 which represents 95.3% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and KTR Industrial Fund II LP, the Portfolio has made a subscription commitment of $10,000,000 for which it will receive 10,000,000 shares of common stock. As of December 31, 2012, KTR Industrial Fund II LP has drawn down approximately $9,038,000 which represents 90.4% of the commitment.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund II, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2012, Cabot Industrial Value Fund II, LP has drawn down approximately $7,000,000 which represents 93.3% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2012, Cabot Industrial Value Fund III, LP has drawn down approximately $5,463,000 which represents 72.8% of the commitment.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2012, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.77% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.00% for Class I shares, 1.25% for Class P shares, 1.25% for Class H shares and 1.75% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable,

these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $210,615,000 and $277,338,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $25,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$4,679	$149,528	$152,474	$23	$1,733

During the year ended December 31, 2012, the Portfolio incurred approximately $10,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred approximately $7,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$11,407	$16,630	$8,410	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments on partnerships, a dividend redesignation and redemptions in kind, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(270)	$(36)	$306

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,429	$4,501

At December 31, 2012, the aggregate cost for federal income tax purposes is $770,837,000. The aggregate gross unrealized appreciation is $197,231,000 and the aggregate gross unrealized depreciation is $18,837,000 resulting in net unrealized appreciation of $178,394,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $8,140,000.

For the year ended December 31, 2012, the Portfolio realized gains from in-kind redemptions of approximately $779,000. The gains are not taxable income to the Portfolio.

I. Other (Unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 46.3% and 49.8%, for Class I and Class P shares, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012. For corporate shareholders, 7.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $16,630,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $1,082,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

• We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

• We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

• We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

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You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
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© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSREAANN
IU13-00394P-Y12/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Emerging Markets Domestic Debt Portfolio
(formerly Emerging Markets Debt Portfolio)

Annual
Report

December 31, 2012

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Domestic Debt Portfolio performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2013

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Expense Example (unaudited)

Emerging Markets Domestic Debt Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Domestic Debt Portfolio Class I	$1,000.00	$1,090.50	$1,020.91	$4.41	$4.27	0.84%
Emerging Markets Domestic Debt Portfolio Class P	1,000.00	1,089.20	1,019.66	5.72	5.53	1.09
Emerging Markets Domestic Debt Portfolio Class H	1,000.00	1,089.20	1,019.66	5.72	5.53	1.09
Emerging Markets Domestic Debt Portfolio Class L	1,000.00	1,086.50	1,017.14	8.34	8.06	1.59

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited)

Emerging Markets Domestic Debt Portfolio

The Emerging Markets Domestic Debt Portfolio (the "Portfolio") (formerly Emerging Markets Debt Portfolio) seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 16.89%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the J.P. Morgan EMBI Global Bond Index/J.P. Morgan GBI-EM Global Diversified Bond Index (the "Index"), which returned 16.76%.

Factors Affecting Performance

•  Global risk assets, including emerging markets (EM) asset classes, strengthened in the first two months of the year due to signs of a global recovery, before slightly weakening in March, as U.S. economic optimism could not overcome fears about global growth, led by softer-than-expected economic data out of China.

•  In the second quarter of 2012, risk sentiment trended lower due to Greek political and debt-sustainability concerns, signs of distress out of the euro area periphery, stagnant U.S. jobs growth, and softer Chinese economic data. The benchmark 10-year U.S. Treasury registered record low yields at the end of May amid heightened global growth fears. However, global risk assets recovered partially in June as risk sentiment modestly improved.

•  Global risk assets continued their ascent in the third quarter as decisive developed market policy measures reduced the "tail" risks (that is, an extreme level of risk) for investors, particularly in the euro area, and fostered a more supportive macro environment, despite more moderation in U.S. and China's growth. Emerging market currencies strengthened markedly versus the U.S. dollar as the European Central Bank's (ECB) aggressive rhetoric and bond-buying program as well as Federal Reserve policy action buoyed higher-yielding assets. Soybean, grain, and corn prices hit record highs due to damaged agricultural harvests, while crude oil stayed at high levels.

•  Despite drawn-out U.S. fiscal cliff negotiations and anti-austerity labor protests sweeping across Europe, risk assets ended the fourth quarter stronger. Manufacturing activity in China expanded, U.S. presidential election uncertainty abated, and the likelihood of a Greek euro exit fell, prompting investors to take a more optimistic tone toward global growth.

•  New issuance activity hit record numbers in 2012, as EM sovereign supply reached $82 billion and a record $329 billion by corporate issuers, bringing the combined total to $411 billion, according to our research.

•  In 2012, emerging market dedicated bond funds tracked by EPFR Global saw net inflows of $38.85 billion, up from $7.9 billion accumulated in 2011, according to weekly data. By currency, while around 60% of inflows went into hard currency funds, local currency inflows picked up pace in the last two months of the year and led the group. EM equity fund inflows totaled $49.4 billion in 2012.

•  Over the course of the year, the risk premium on the Index tightened 160 basis points to 266 basis points above U.S. Treasuries.

•  The Portfolio benefited from overweight exposure to Brazil, Mexico, and Peru, as well as yield curve positioning in Poland. Brazil benefited from signs of a recovery in growth and the recent increase in global agricultural prices, notably soybean, caused by droughts in the U.S. In Mexico, the manufacturing sector remained strong, despite some headwinds from fiscal uncertainty in the U.S., Mexico's largest trade partner. Peru benefited from strong economic activity, led by firm domestic demand. Poland benefited from euro-zone optimism and relative resilience to negative regional developments. In addition, exposure to Venezuelan external debt contributed to relative performance. In Venezuela, investors speculated that political transition may ensue given the fragile state of market-unfriendly President Hugo Chavez's health.

•  Conversely, underweight exposure to Hungary, Indonesia, and rates in Russia, as well as underweight exposure to Turkey early in year detracted from relative returns. Hungary

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Emerging Markets Domestic Debt Portfolio

outperformed due to investor optimism over the country's ability to meet its debt obligations, despite the lack of progress on an International Monetary Fund/European Union financing agreement. In Indonesia, solid growth metrics and strong domestic demand were supportive. In Russia, rising oil prices acted as a support, while Turkey outperformed due to favorable European financial conditions and export growth from countries outside the slower growing euro zone.

Management Strategies

•  We expect the global economy to exhibit varying degrees of economic recovery in 2013. Global growth has moderated, but we still expect emerging market growth rates to outpace growth rates in developed markets, where growth could likely remain below potential. We believe that this growth differential could remain well into 2013. U.S. issues remain prominent with the fiscal threat representing a serious impediment to the timing of a global growth rebound, while the uncertainty around developments in Europe and, to a lesser extent, China still remain. We anticipate that emerging markets could from time to time come under pressure until there is some resolution to fiscal issues in Europe and the U.S.

•  Tail risks for investors, particularly those associated with a disorderly sovereign breakup in Europe, have been reduced. However, market direction may likely closely mirror the ongoing issues in Europe and the pace of economic activity in the U.S. and China. Policy easing by core developed market central banks could support commodity prices, capital inflows into emerging countries, and demand for higher-yielding assets.

•  Despite challenges ahead from an uncertain global environment, we remain positive on emerging markets debt prospects. There was a shift in 2012 toward more of an easing bias among emerging economies; however, recent food and energy inflation pressures suggest that policy easing in emerging markets may be put on hold. Nevertheless, most EM countries still have scope for policy stimulus should global growth weaken further. We believe that EM central banks may continue to adopt policies aimed at limiting local currency appreciation, but may not be able to reverse the longer-term appreciation trend in their currencies.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, L and P shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index(1) and the Lipper Emerging Markets Local Currency Debt Funds Average(2)

	Period Ended December 31, 2012
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	16.89%	7.60%	10.32%	9.96%
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	16.76	8.94	10.84	10.17
Lipper Emerging Markets Local Currency Debt Funds Average	16.13	8.14	10.17	N/A
Portfolio — Class P Shares w/o sales charges(5)	16.56	7.33	10.02	10.17
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	16.76	8.94	10.84	11.16
Lipper Emerging Markets Local Currency Debt Funds Average	16.13	8.14	10.17	9.95
Portfolio — Class H Shares w/o sales charges(6)	16.57	—	—	7.24
Portfolio — Class H Shares with maximum 3.50% sales charges(6)	12.47	—	—	6.48
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	16.76	—	—	8.85
Lipper Emerging Markets Local Currency Debt Funds Average	16.13	—	—	7.83

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Investment Overview (unaudited) (cont'd)

Emerging Markets Domestic Debt Portfolio

	Period Ended December 31, 2012
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class L Shares w/o sales charges(7)	15.99%	—	—	7.20%
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	16.76	—	—	9.61
Lipper Emerging Markets Local Currency Debt Funds Average	16.13	—	—	7.92

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index is a custom index represented by performance of the JP Morgan EMBI Global Bond Index (which tracks the performance U.S. dollar-denominated debt instruments issued by emerging markets) for periods from the Portfolio's inception to September 30, 2007 and the JP Morgan GBI-EM Global Diversified Bond Index (which tracks local currency government bonds issued by emerging markets) for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Local Currency Debt Funds Average tracks the performance of all funds in the Lipper Emerging Markets Local Currency Debt Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Local Currency Debt Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on February 1, 1994

(5)  Commenced offering on January 2, 1996

(6)  Commenced offering on January 2, 2008

(7)  Commenced offering on June 16, 2008

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	98.1%
Other**	1.9
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency exchange contracts with total unrealized appreciation of approximately $54,000

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments

Emerging Markets Domestic Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (94.6%)
Brazil (11.5%)
Sovereign (11.5%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21	BRL	8,753	$4,307
Brazilian Government International Bond, 8.50%, 1/5/24 (a)		4,720	2,818
			7,125
Chile (0.2%)
Sovereign (0.2%)
Chile Government International Bond, 5.50%, 8/5/20	CLP	67,000	157
Colombia (6.5%)
Sovereign (6.5%)
Colombia Government International Bond, 4.38%, 3/21/23	COP	4,031,000	2,284
9.85%, 6/28/27		2,022,000	1,762
			4,046
Costa Rica (1.0%)
Sovereign (1.0%)
Republic of Costa Rica, 11.50%, 12/21/22 (b)(c)	CRC	295,000	633
Dominican Republic (1.0%)
Sovereign (1.0%)
Dominican Republic International Bond, 16.00%, 7/10/20 (c)	DOP	19,400	594
Hungary (3.4%)
Sovereign (3.4%)
Hungary Government Bond, 6.75%, 8/22/14 - 2/24/17	HUF	452,770	2,110
Indonesia (9.1%)
Sovereign (9.1%)
Barclays Bank PLC, Republic of Indonesia Government Bond, Credit Linked Notes, 9.00%, 9/19/18 (b)	IDR	10,000,000	1,250
Deutsche Bank AG, Republic of Indonesia Government Bond, Credit Linked Notes, 11.00%, 12/15/20 (b)(d)		12,000,000	1,718
JPMorgan Chase & Co., Republic of Indonesia Government Bond, Credit Linked Notes, 9.00%, 9/18/18 (b)		1,000,000	125
11.00%, 11/17/20		17,890,000	2,561
			5,654
Malaysia (7.0%)
Sovereign (7.0%)
Malaysia Government Bond, 3.21%, 5/31/13	MYR	5,895	1,929
3.43%, 8/15/14		7,258	2,389
			4,318
	Face Amount (000)		Value (000)
Mexico (11.7%)
Sovereign (11.7%)
Mexican Bonos, 7.50%, 6/3/27	MXN	12,700	$1,145
8.00%, 6/11/20		45,861	4,181
Petroleos Mexicanos (Units), 7.65%, 11/24/21 (b)(c)		23,000	1,958
			7,284
Nigeria (0.5%)
Sovereign (0.5%)
Nigeria Government Bond, 16.39%, 1/27/22	NGN	39,000	310
Peru (4.0%)
Sovereign (4.0%)
Peru Government Bond, 8.60%, 8/12/17	PEN	1,390	674
Peruvian Government International Bond, (Units) 6.95%, 8/12/31 (b)(c)		1,850	914
8.20%, 8/12/26 (c)		1,646	906
			2,494
Poland (10.1%)
Sovereign (10.1%)
Poland Government Bond, 5.25%, 10/25/17	PLN	1,845	650
5.50%, 10/25/19		6,994	2,557
5.75%, 10/25/21 - 4/25/29		8,025	3,047
			6,254
Russia (5.2%)
Sovereign (5.2%)
Russian Foreign Bond — Eurobond, 7.85%, 3/10/18 (b)	RUB	20,000	715
7.85%, 3/10/18		70,000	2,503
			3,218
South Africa (10.4%)
Sovereign (10.4%)
South Africa Government Bond, 7.25%, 1/15/20	ZAR	51,716	6,440
Thailand (2.0%)
Sovereign (2.0%)
Thailand Government Bond, 4.25%, 3/13/13	THB	7,500	246
5.25%, 7/13/13 - 5/12/14		29,403	990
			1,236
Turkey (9.9%)
Sovereign (9.9%)
Turkey Government Bond, Zero Coupon, 5/15/13	TRY	2,750	1,509
9.00%, 1/27/16 - 3/8/17		3,220	1,973
10.00%, 6/17/15		2,190	1,339
10.50%, 1/15/20		1,894	1,301
			6,122

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Portfolio of Investments (cont'd)

Emerging Markets Domestic Debt Portfolio

	Face Amount (000)	Value (000)
Venezuela (1.1%)
Sovereign (1.1%)
Petroleos de Venezuela SA, 8.50%, 11/2/17	$370	$366
Venezuela Government International Bond, 9.25%, 9/15/27 (a)	335	337
		703
Total Fixed Income Securities (Cost $54,272)		58,698
	No. of Warrants
Warrant (0.0%)
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (d)(e) (Cost $—)	495	15
	Shares
Short-Term Investments (2.0%)
Securities held as Collateral on Loaned Securities (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	149,734	150
	Face Amount (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $8; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.00% due 1/31/16; valued at $9)	$8	8
	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch & Co., Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $6; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 2.50% due 8/1/27; valued at $6)	$6	$6
		14
Total Securities held as Collateral on Loaned Securities (Cost $164)		164
	Shares
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $769)	769,283	769
	Face Amount (000)
Sovereign (0.5%)
Nigeria Treasury Bill, expires 10/24/13 (Cost $321)	$56,000	325
Total Short-Term Investments (Cost $1,254)		1,258
Total Investments (96.6%) (Cost $55,526) Including $168 of Securities Loaned (f)		59,971
Other Assets in Excess of Liabilities (3.4%)		2,079
Net Assets (100%)		$62,050

(a)  All or a portion of this security was on loan at December 31, 2012.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Consists of one or more classes of securities traded together as a unit.

(d)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2012.

(e)  Security has been deemed illiquid at December 31, 2012.

(f)  Securities are available for collateral in connection with open foreign currency exchange contracts.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at December 31, 2012:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (000)
JPMorgan Chase Bank	USD	3,016	$3,016	1/18/13	RUB	93,876	$3,065	$49
JPMorgan Chase Bank	USD	2,966	2,966	1/28/13	THB	90,900	2,968	2
JPMorgan Chase Bank	USD	1,423	1,423	1/29/13	MYR	4,370	1,426	3
			$7,405				$7,459	$54

BRL  —  Brazilian Real

CLP  —  Chilean Peso

COP  —  Colombian Peso

CRC  —  Costa Rican Colon

DOP  —  Dominican Peso

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

MXN  —  Mexican New Peso

MYR  —  Malaysian Ringgit

NGN  —  Nigerian Naira

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

USD  —  United States Dollar

ZAR  —  South African Rand

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Emerging Markets Domestic Debt Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $54,607)	$59,052
Investment in Security of Affiliated Issuer, at Value (Cost $919)	919
Total Investments in Securities, at Value (Cost $55,526)	59,971
Foreign Currency, at Value (Cost $376)	378
Cash	6
Interest Receivable	1,443
Receivable for Investments Sold	372
Receivable for Portfolio Shares Sold	143
Unrealized Appreciation on Foreign Currency Exchange Contracts	54
Tax Reclaim Receivable	52
Receivable from Affiliate	— @
Other Assets	9
Total Assets	62,428
Liabilities:
Collateral on Securities Loaned, at Value	170
Payable for Portfolio Shares Redeemed	78
Payable for Advisory Fees	32
Payable for Professional Fees	23
Payable for Custodian Fees	15
Payable for Sub Transfer Agency Fees	11
Payable for Directors' Fees and Expenses	5
Payable for Distribution and Shareholder Services Fees — Class P	1
Payable for Distribution and Shareholder Services Fees — Class H	1
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Administration Fees	4
Payable for Transfer Agent Fees	1
Payable for Investments Purchased	1
Other Liabilities	33
Total Liabilities	378
Net Assets	$62,050
Net Assets Consist Of:
Paid-in-Capital	$59,007
Distributions in Excess of Net Investment Income	(559)
Accumulated Net Realized Loss	(914)
Unrealized Appreciation (Depreciation) on:
Investments	4,445
Foreign Currency Exchange Contracts	54
Foreign Currency Translations	17
Net Assets	$62,050

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Emerging Markets Domestic Debt Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2012 (000)
CLASS I:
Net Assets	$48,641
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	3,826,030
Net Asset Value, Offering and Redemption Price Per Share	$12.71
CLASS P:
Net Assets	$5,712
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	437,214
Net Asset Value, Offering and Redemption Price Per Share	$13.06
CLASS H:
Net Assets	$3,049
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	233,431
Net Asset Value, Redemption Price Per Share	$13.06
Maximum Sales Load	3.50%
Maximum Sales Charge	$0.47
Maximum Offering Price Per Share	$13.53
CLASS L:
Net Assets	$4,648
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	363,055
Net Asset Value, Offering and Redemption Price Per Share	$12.80
(1) Including: Securities on Loan, at Value:	$168

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Emerging Markets Domestic Debt Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $27 Foreign Taxes Withheld)	$5,159
Dividends from Security of Affiliated Issuer	14
Income from Securities Loaned — Net	6
Dividends from Securities of Unaffiliated Issuers	3
Total Investment Income	5,182
Expenses:
Advisory Fees (Note B)	623
Professional Fees	93
Registration Fees	71
Administration Fees (Note C)	66
Custodian Fees (Note F)	63
Distribution and Shareholder Services Fees — Class P (Note D)	14
Distribution and Shareholder Services Fees — Class H (Note D)	8
Distribution and Shareholder Services Fees — Class L (Note D)	37
Shareholder Reporting Fees	16
Transfer Agency Fees (Note E)	14
Sub Transfer Agency Fees	12
Pricing Fees	7
Directors' Fees and Expenses	3
Other Expenses	11
Total Expenses	1,038
Waiver of Advisory Fees (Note B)	(274)
Rebate from Morgan Stanley Affiliate (Note G)	(12)
Expense Offset (Note F)	(— @)
Net Expenses	752
Net Investment Income	4,430
Realized Gain (Loss):
Investments Sold	(2,667)
Foreign Currency Exchange Contracts	220
Foreign Currency Transactions	82
Futures Contracts	(38)
Net Realized Loss	(2,403)
Change in Unrealized Appreciation (Depreciation):
Investments	9,362
Foreign Currency Exchange Contracts	153
Foreign Currency Translations	132
Net Change in Unrealized Appreciation (Depreciation)	9,647
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	7,244
Net Increase in Net Assets Resulting from Operations	$11,674

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Emerging Markets Domestic Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,430	$3,562
Net Realized Loss	(2,403)	(647)
Net Change in Unrealized Appreciation (Depreciation)	9,647	(7,552)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,674	(4,637)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,342)	(3,114)
Net Realized Gain	(13)	(764)
Class P:
Net Investment Income	(158)	(397)
Net Realized Gain	(1)	(96)
Class H:
Net Investment Income	(91)	(114)
Net Realized Gain	(1)	(26)
Class L:
Net Investment Income	(130)	(227)
Net Realized Gain	(1)	(63)
Total Distributions	(2,737)	(4,801)
Capital Share Transactions:(1)
Class I:
Subscribed	37,923	72,085
Distributions Reinvested	859	1,766
Redeemed	(66,914)	(25,667)
Class P:
Subscribed	433	3,753
Distributions Reinvested	159	493
Redeemed	(2,440)	(3,289)
Class H:
Subscribed	44	2,128
Distributions Reinvested	91	140
Redeemed	(418)	(960)
Class L:
Subscribed	405	1,819
Distributions Reinvested	131	290
Redeemed	(1,431)	(1,205)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(31,158)	51,353
Redemption Fees	10	1
Total Increase (Decrease) in Net Assets	(22,211)	41,916
Net Assets:
Beginning of Period	84,261	42,345
End of Period Including Distributions in Excess of Net Investment Income of $(559) and $(9))	$62,050	$84,261

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Emerging Markets Domestic Debt Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,179	5,856
Shares Issued on Distributions Reinvested	71	149
Shares Redeemed	(5,616)	(2,133)
Net Increase (Decrease) in Class I Shares Outstanding	(2,366)	3,872
Class P:
Shares Subscribed	35	292
Shares Issued on Distributions Reinvested	13	40
Shares Redeemed	(199)	(277)
Net Increase (Decrease) in Class P Shares Outstanding	(151)	55
Class H:
Shares Subscribed	3	163
Shares Issued on Distributions Reinvested	7	12
Shares Redeemed	(33)	(77)
Net Increase (Decrease) in Class H Shares Outstanding	(23)	98
Class L:
Shares Subscribed	33	142
Shares Issued on Distributions Reinvested	11	24
Shares Redeemed	(119)	(100)
Net Increase (Decrease) in Class L Shares Outstanding	(75)	66

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$11.23		$12.44		$12.15		$9.94		$11.47
Income (Loss) from Investment Operations:
Net Investment Income†	0.65		0.64		0.87		0.71		1.03
Net Realized and Unrealized Gain (Loss)	1.22		(1.07)		0.92		1.64		(2.15)
Total from Investment Operations	1.87		(0.43)		1.79		2.35		(1.12)
Distributions from and/or in Excess of:
Net Investment Income	(0.39)		(0.64)		(0.93)		(0.09)		(0.41)
Net Realized Gain	(0.00	)‡	(0.14)		(0.57)		(0.05)		—
Total Distributions	(0.39)		(0.78)		(1.50)		(0.14)		(0.41)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$12.71		$11.23		$12.44		$12.15		$9.94
Total Return++	16.89%		(3.66)%		15.07%		23.75%		(10.07)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$48,641		$69,557		$28,864		$38,041		$21,887
Ratio of Expenses to Average Net Assets (1)	0.84	%+††	0.83	%+††	0.84	%+††	0.84	%+	0.83%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.84	%+††	0.84	%+	0.81%+
Ratio of Net Investment Income to Average Net Assets (1)	5.40	%+††	5.21	%+††	7.12	%+††	6.44	%+	9.16%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.02	%††	0.01	%††	0.01%		0.01%
Portfolio Turnover Rate	84%		85%		109%		138%		248%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.18	%††	1.19	%††	1.29	%+††	1.35	%+	1.61%+
Net Investment Income to Average Net Assets	5.06	%††	4.85	%††	6.67	%+††	5.93	%+	8.38%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$11.54		$12.76		$12.42		$10.18		$11.77
Income (Loss) from Investment Operations:
Net Investment Income†	0.64		0.63		0.86		0.84		0.94
Net Realized and Unrealized Gain (Loss)	1.25		(1.10)		0.94		1.53		(2.13)
Total from Investment Operations	1.89		(0.47)		1.80		2.37		(1.19)
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.61)		(0.89)		(0.08)		(0.40)
Net Realized Gain	(0.00	)‡	(0.14)		(0.57)		(0.05)		—
Total Distributions	(0.37)		(0.75)		(1.46)		(0.13)		(0.40)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$13.06		$11.54		$12.76		$12.42		$10.18
Total Return++	16.56%		(3.90)%		14.88%		23.43%		(10.34)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,712		$6,784		$6,792		$4,379		$3,640
Ratio of Expenses to Average Net Assets (1)	1.09	%+††	1.08	%+††	1.09	%+††	1.09	%+	1.12%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.09	%+††	1.09	%+	1.10%+
Ratio of Net Investment Income to Average Net Assets (1)	5.15	%+††	4.96	%+††	6.87	%+††	7.52	%+	8.56%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.02	%††	0.01	%††	0.01%		0.01%
Portfolio Turnover Rate	84%		85%		109%		138%		248%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.43	%††	1.44	%††	1.54	%+††	1.62	%+	2.31%+
Net Investment Income to Average Net Assets	4.81	%††	4.60	%††	6.42	%+††	6.99	%+	7.37%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class H
	Year Ended December 31,								Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$11.54		$12.76		$12.42		$10.18		$11.86
Income (Loss) from Investment Operations:
Net Investment Income†	0.64		0.62		0.86		0.71		0.88
Net Realized and Unrealized Gain (Loss)	1.25		(1.09)		0.94		1.66		(2.17)
Total from Investment Operations	1.89		(0.47)		1.80		2.37		(1.29)
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.61)		(0.89)		(0.08)		(0.39)
Net Realized Gain	(0.00	)‡	(0.14)		(0.57)		(0.05)		—
Total Distributions	(0.37)		(0.75)		(1.46)		(0.13)		(0.39)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$13.06		$11.54		$12.76		$12.42		$10.18
Total Return++	16.57%		(3.88)%		14.86%		23.40%		(10.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,049		$2,955		$2,021		$2,316		$1,758
Ratio of Expenses to Average Net Assets (1)	1.09	%+††	1.08	%+††	1.09	%+††	1.09	%+	1.18	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.09	%+††	1.09	%+	1.10	%+*
Ratio of Net Investment Income to Average Net Assets (1)	5.15	%+††	4.96	%+††	6.87	%+††	6.37	%+	7.66	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.02	%††	0.01	%††	0.01%		0.01	%*
Portfolio Turnover Rate	84%		85%		109%		138%		248	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.43	%††	1.44	%††	1.54	%+††	1.57	%+	2.11	%+*
Net Investment Income to Average Net Assets	4.81	%††	4.60	%††	6.42	%+††	5.89	%+	6.73	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class L
	Year Ended December 31,								Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$11.33		$12.54		$12.24		$10.09		$11.84
Income (Loss) from Investment Operations:
Net Investment Income†	0.57		0.55		0.79		0.92		0.50
Net Realized and Unrealized Gain (Loss)	1.22		(1.07)		0.92		1.36		(1.87)
Total from Investment Operations	1.79		(0.52)		1.71		2.28		(1.37)
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.55)		(0.84)		(0.08)		(0.38)
Net Realized Gain	(0.00	)‡	(0.14)		(0.57)		(0.05)		—
Total Distributions	(0.32)		(0.69)		(1.41)		(0.13)		(0.38)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$12.80		$11.33		$12.54		$12.24		$10.09
Total Return++	15.99%		(4.34)%		14.18%		22.80%		(11.85	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,648		$4,965		$4,668		$1,305		$342
Ratio of Expenses Average Net Assets (1)	1.59	%+††	1.58	%+††	1.59	%+††	1.59	%+	1.72	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.59	%+††	1.59	%+	1.60	%+*
Ratio of Net Investment Income to Average Net Assets (1)	4.65	%+††	4.46	%+††	6.37	%+††	8.21	%+	8.78	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.02	%††	0.01	%††	0.01%		0.01	%*
Portfolio Turnover Rate	84%		85%		109%		138%		248	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.93	%††	1.94	%††	2.04	%+††	2.02	%+	3.03	%+*
Net Investment Income to Average Net Assets	4.31	%††	4.10	%††	5.92	%+††	7.78	%+	7.47	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Domestic Debt Portfolio, formerly the "Emerging Markets Debt Portfolio". The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers four classes of shares — Class I, Class P, Class H and Class L.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities,

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

The Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Assets and Liabilities.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Sovereign	$—	$58,698	$—	$58,698
Total Fixed Income Securities	—	58,698	—	58,698
Warrant		15		15
Short-Term Investments
Investment Company	919	—	—	919
Repurchase Agreements	—	14	—	14
Sovereign	—	325	—	325
Total Short-Term Investments	919	339	—	1,258
Foreign Currency Exchange Contracts	—	54	—	54
Total Assets	$919	$59,106	$—	$60,025

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. Dollar value of and investment income from such securities. Further, at times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts. There were no open futures contracts at December 31, 2012.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2012.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Appreciation on Foreign Currency Exchange Contracts	Currency Risk	$54

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

for the year ended December 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$220
Interest Rate Risk	Futures Contracts	(38)
	Total	$182
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$153
	Total	$153

For the year ended December 31, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $11,642,000 and the average monthly original value of futures contracts was approximately $839,000.

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2012 were approximately $168,000 and $170,000, respectively. The Portfolio received cash collateral of approximately $170,000, of which, approximately $164,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At December 31, 2012, there was uninvested cash collateral of approximately $6,000, which is not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class P shares, Class H shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

9.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.41% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 0.85% for Class I shares, 1.10% for Class P shares, 1.10% for Class H shares and 1.60% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $274,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration

Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund has adopted Shareholder Services Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plans, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $60,833,000 and $78,452,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $12,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$12,670	$60,523	$72,274	$14	$919

H. Federal Income Taxes: It is the Portflio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,721	$15	$3,852	$949

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and dividend redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(2,259)	$2,259	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$557

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Notes to Financial Statements (cont'd)

At December 31, 2012, the aggregate cost for federal income tax purposes is $56,997,000. The aggregate gross unrealized appreciation is $3,094,000 and the aggregate gross unrealized depreciation is $120,000 resulting in net unrealized appreciation of $2,974,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2012, the Portfolio deferred to January 1, 2013 for U.S. Federal income tax purposes the following losses:

Specified Ordinary Losses (000)	Capital Losses (000)
$492	$—

I. Other (unaudited): Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of counterparty's failure to complete the transaction.

At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 73.9% and 68.6%, for Class I and Class P shares, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11,

"Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Domestic Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Domestic Debt Portfolio (formerly Emerging Markets Debt Portfolio) (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Domestic Debt Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012.

The Portfolio designated and paid $15,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMDANN
IU13-00395P-Y12/12

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2012

	Registrant			Covered Entities(1)
Audit Fees		$904,490		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$83,850	(3)	$3,789,467	(4)
All Other Fees	$			$723,998
Total Non-Audit Fees		$83,850		$4,513,465

Total		$988,340		$4,513,465

2011

	Registrant			Covered Entities(1)
Audit Fees		$767,590		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$77,090	(3)	$89,626	(4)
All Other Fees	$			$1,133,094	(5)
Total Non-Audit Fees		$77,090		$1,222,720

Total		$844,680		$1,222,720

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 19, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2013